UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

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PORTFOLIO RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated cumulative total returns, without sales charges, of 5.39%, 5.00%, 5.58%, 5.53% and 5.63%, respectively. These returns compare to the 11.69% and 4.70% cumulative total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	U.S. equities advanced during the Reporting Period overall, with Federal Reserve (“Fed”) monetary policy, economic data and political events dominating market sentiment. When the Reporting Period started in November 2016, U.S. equities sold off ahead of the presidential election but surged higher after the surprise result on anticipation of a potentially pro-growth effect from the incoming Administration’s fiscal stimulus plan. In December 2016, the Fed raised interest rates 0.25% as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement. (Hawkish implies higher interest rates; opposite of dovish.) In January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. Despite political uncertainty and concerns about protectionism, U.S. equities continued to advance in February 2017 amid “risk on” sentiment due to potential U.S. tax reform and deregulation as well as stronger economic data. In March 2017, the Fed raised interest rates another 0.25%, while maintaining its projections for three rate hikes in 2017. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower as Republicans in the House of Representatives struggled to schedule a vote on health care legislation. The U.S. equity market initially fell in April 2017, as minutes from the Fed’s March meeting indicated policymakers were worried that stocks were overvalued. Economic activity and inflation data also appeared to be moderating. The U.S. gross domestic product (“GDP”) grew at just 0.7% during the first calendar quarter, while in April 2017, the Institute for Supply Management manufacturing index edged lower and the Core Personal Consumption Expenditures (“PCE”) Index (which excludes food and energy expenditures) decreased. However, the unemployment rate fell to 4.4%, while the Employment Cost Index (“ECI”) reached its highest level since 2007. (The ECI is a quarterly report from the U.S. Department of Labor that details changes in the costs of labor, such as wages and benefits.) On the political front, a setback suffered by the House Republicans in their first attempt to pass health care legislation tempered optimism about fiscal policy, but an ambitious tax reform proposal from the White House lifted market sentiment. In addition, first-round results in France’s presidential election, which were widely interpreted by investors as pro-market, buoyed global equities broadly. Strong first quarter 2017 corporate earnings results also supported equity performance.

Although the broad U.S. fixed income market produced slightly negative returns during the Reporting Period overall, spread (or non-government bond) sectors generally advanced. In November 2016, when the Reporting Period began, spread sectors were volatile. Investor sentiment was dominated by the results of the U.S. Presidential election, which appeared to change expectations for future fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal

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PORTFOLIO RESULTS

stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. Global interest rates rose, and the U.S. dollar appreciated versus other developed markets and emerging markets currencies. Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, spread sectors recorded gains, outpacing U.S. Treasury securities. Mid-month, the Fed hiked short-term interest rates, which resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In Europe, the European Central Bank (“ECB”) announced it would reduce its monthly pace of asset purchases starting in April 2017 but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject its constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. In the fourth calendar quarter overall, the Japanese economy expanded by 1.2%, annualized, from the previous calendar quarter. During the first quarter of 2017, government bond sectors sold off, and spread sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which helped boost business and consumer sentiment to near record levels. Investors also focused on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in the country’s then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, Bank of Japan and Bank of England kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers hiked interest rates. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

In April 2017, spread sectors generated positive returns, with investor sentiment buoyed by the results of the first round of voting in France’s presidential election, a strong start to the corporate earnings season and optimism about the potential of fiscal expansion in the U.S. Although U.S. economic activity and inflation data moderated during the month, the labor market remained strong amid employment gains and steady wage growth. In Europe, positive economic data partly offset the impact on the European credit markets of reduced ECB asset purchases. Meanwhile, U.K. markets showed little reaction to the commencement of the Brexit process. The U.S. dollar weakened versus other developed markets and emerging markets currencies during April 2017.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 38.2% in equities and 60.2% in fixed income, with the balance of 1.6% in cash and cash equivalents. During the Reporting Period, we increased the Fund’s overall exposure to fixed income and reduced its overall exposure to equities, as we had a positive view of investment grade corporate bonds and thought U.S. equities appeared fully valued. Within the Fund’s equity allocation, we increased exposure to European stocks because of what we considered attractive fundamentals and valuations. Overall, we favored stocks that we believed offered sustainable yields and companies with what we viewed as attractive balance sheets, dividend payout ratios and earnings growth potential. Within the Fund’s fixed income allocation, we continued to focus on credit quality, as risk premiums decreased and the credit cycle aged. Accordingly, we maintained the Fund’s up-in-credit-quality bias that included greater exposure to higher-rated credits. At the end of the Reporting Period, the Fund was invested 38.5% in equities and 59.1% in fixed income, with the balance of 2.4% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares provided 12-month

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PORTFOLIO RESULTS

distribution rates of 3.65%, 2.99%, 3.97%, 3.84% and 3.97%, respectively. At April 30, 2017, the Fund’s 30-day SEC yields (subsidized) for its Class A, C, Institutional, IR and R6 Shares were 3.03%, 2.46%, 3.61%, 3.45% and 3.63%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection most affected the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), did not have a material impact on performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most from security selection in the consumer staples and energy sectors. Within those sectors, the Fund was helped by its overweight positions relative to the Russell Index in the household products industry and in the oil, gas and consumable fuels industry, respectively. In consumer discretionary, an overweight in the media industry further bolstered performance. Conversely, the Fund was hurt by its underweight in the financials sector, especially in the banking industry. An overweight in utilities, primarily electric utilities, also dampened performance. Within the real estate sector, the Fund’s overweight in real estate investment trusts further detracted from results. In addition, security selection in the financials, industrials and utilities sectors limited the Fund’s relative returns during the Reporting Period.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	The largest positive contributors to the Fund’s relative performance during the Reporting Period were bank holding company M&T Bank, fast food restaurant chain McDonald’s and bank holding and financial services company Wells Fargo & Company.

M&T Bank (“MTB”) was the top contributor to the Fund’s relative performance. Shares of MTB drifted up as U.S. Treasury yields rose during the Reporting Period, improving the company’s prospects for higher net interest margins. At the end of the Reporting Period, we believed the normalization of the U.S. Treasury yield curve and the potential for a looser regulatory environment could serve as tailwinds for MTB. (A normal yield curve is a yield curve in which short-term debt instruments have a lower yield than long-term debt instruments of the same credit quality. Yield curve is a spectrum of maturities.)

An investment in McDonald’s also enhanced the Fund’s relative returns. The stock performed strongly after first quarter 2017 results, including profits and sales, came in ahead of consensus expectations. At the end of the Reporting Period, we remained encouraged by the company’s cost- cutting plans, enhanced profitability and improved sales in its non-U.S. stores.

Wells Fargo & Company (“WFC”) was another notable contributor to Fund results. The company’s stock price appreciated following the November 2016 U.S. elections, which increased expectations for higher interest rates and a looser regulatory environment. At the end of the Reporting Period, we remained positive on WFC’s strong deposit franchise and leading national distribution network. In our view, the company’s experienced management team and strong balance sheet should help WFC increase shareholder distributions and also navigate a more challenging credit environment.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in FirstEnergy, a diversified energy company; DDR, which owns shopping centers in the U.S. and Puerto Rico; and Verizon Communications, a telecommunications provider detracted most from performance relative to the Russell Index.

FirstEnergy’s stock price was pressured after the U.S. elections, as interest rates rose on expectations the incoming Administration would enact reforms leading to increased economic growth and inflation. In response to the rise in interest rates, investors generally rotated out of sectors, such as utilities, that tend to be sensitive to interest rate movements. At the end of the Reporting Period, we remained positive about FirstEnergy’s new management team and its stated commitment to exiting the generation business to become a fully regulated utility franchise. In our view, FirstEnergy traded at a compelling discount at the end of the Reporting Period and continued to provide an attractive yield relative to its peers.

Shares of DDR pulled back during the Reporting Period. Investors remained cautious about the company’s asset sales and potential earnings dilution, as the proceeds of these sales were used to pay down debt. In our opinion, this strategy has greatly improved DDR’s portfolio of assets, and at the end of the Reporting Period, we believed its shares were trading at a substantial discount relative to the company’s private market value. Additionally, we have confidence in DDR’s new

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PORTFOLIO RESULTS

management team, as we believe its members are highly motivated and focused on improving the company’s balance sheet and operational performance over the long term.

Verizon Communications’ stock price slumped after the company reported fourth quarter 2016 earnings per share that were below consensus estimates. Investors also seemed concerned about the company’s planned acquisition of Yahoo!, which faced obstacles based on news that Yahoo! had suffered large data breaches. At the end of the Reporting Period, we believed Verizon Communications’ strong portfolio of assets and best-in-class network might allow the company to maintain a leading market position going forward.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in BB&T, a financial services holding company. We have a favorable view of BB&T’s growth prospects, should it realize potential synergies from recent deals and its interest income potential improve with higher interest rates. In our view, the stock provides an attractive yield relative to the company’s peer group.

Another notable purchase was VINCI, a France-based concessions and construction company. We believe VINCI has stable growth potential in the concessions business, with positive traffic-growth momentum in toll roads, which are expected to benefit from improved customer confidence, and airports. Its management can continue to create value, in our opinion, through capital deployment given what we view as the company’s strong balance sheet position, good track record and successful recent acquisitions.

Among those sales realized during the Reporting Period was the Fund’s investment in XL Group. We liquidated the position as the global insurance company’s share price approached our risk-adjusted price target. Because of its exposure to catastrophes, XL Group’s ability to improve its loss ratios had grown more difficult, in our view. Also, we did not believe its management had successfully executed on book value growth.

We also exited the Fund’s position in technology company Intel during the Reporting Period. We had originally initiated the position at what we believed to be a compelling valuation amid low market expectations related to Intel’s data center business. Although we believed the stock continued to trade at an attractive valuation, we became cautious due to its expensive acquisition of Mobileye, an Israeli technology company focused on autonomous driving. We decided to sell the Fund’s holdings in Intel to pursue higher conviction ideas.

Q	What changes were made to the Fund’s equity market sector weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight position relative to the Russell Index in the information technology sector to an underweight position. In addition, during the Reporting Period, we decreased the Fund’s underweight position in financials. We reduced the Fund’s overweight positions in the utilities and real estate sectors and increased its overweights in the health care and telecommunication services sectors. At the end of the Reporting Period, the Fund was overweight the real estate, health care, utilities and telecommunication services sectors, and it was underweight the financials and information technology sectors relative to the Russell Index. Compared to the Russell Index, the Fund was rather neutrally weighted in the consumer discretionary, energy, consumer staples, industrials and materials sectors at the end of the Reporting Period.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the BofA Merrill Lynch Index, the Fund was hurt by its exposure to high yield corporate bonds within the industrial manufacturing and energy market segments. On the positive side, the Fund benefited from its exposure to high yield corporate bonds within the financials, technology and communications market segments.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration strategy detracted from its performance. The Fund held a shorter duration position relative to that of the BofA Merrill Lynch Index for most of the Reporting Period, as we believed the markets were underestimating the pace of the Fed’s monetary policy tightening, particularly given the strength of the U.S. labor market. This positioning hurt performance, especially during April 2017 when yields on 10-year U.S. government bonds reached a 2017 low in the middle of the month on receding inflation expectations and then rose into month-end on positive economic data, including strong growth in existing home sales. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We do not actively manage the Fund’s yield curve positioning as part of our investment process.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we focused the Fund’s investments on what we considered to be stable and non-cyclical industries, including cable and cellular

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PORTFOLIO RESULTS

telecommunications. We also increased the Fund’s exposure to financial companies based on our view that their earnings are likely to benefit from a modest increase in U.S. interest rates. We limited investments in cyclical industries, such as energy and metals/mining, which we considered more sensitive to global economic growth worries. In addition, during the Reporting Period, we increased the Fund’s credit quality by adding positions in BB-rated credits and steadily reduced exposure to CCC-rated credits.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Income Builder Team did not use derivatives as part of its active management strategy within the Fund’s equity allocation. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury futures and Eurodollar futures to hedge and manage interest rate exposure and to facilitate specific duration strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Fund also utilized forward foreign currency exchange contracts to hedge currency exposure. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team saw an increasingly positive backdrop for U.S. equities, as the Republican Administration seeks to implement a potentially pro-growth economic agenda. We believe most companies may well benefit from an aggressive fiscal policy, including lower taxes and increased spending, and a less restrictive regulatory environment. In the near-term, however, uncertainty around policy specifics and the execution of those policies could increase market volatility. We expect equity returns to be lower in the months ahead than they were in recent years, as U.S. stocks overall seemed, in our view, rather fully valued at the end of the Reporting Period. That said, U.S. equities looked more attractive to us than most other asset classes. At the end of the Reporting Period, we generally favored high quality, U.S.-oriented companies with strong management teams. Looking ahead, we expect increasing performance dispersion (the variability of returns from a particular trading strategy or portfolio). In this environment, an active approach to selecting stocks is likely to be rewarded, in our view, as companies differentiate themselves based on earnings growth and valuation. Regardless of market direction, however, fundamental, bottom-up stock selection will continue to drive our process, not headlines or investor sentiment. At the end of the Reporting Period, we maintained high conviction in the companies owned by the equity portion of the Fund, and we believed they have the potential to outperform relative to the broader market regardless of the growth environment. We intend to continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures and firms that have been investing in their own businesses and are poised to gain market share. We will maintain our discipline in identifying companies with what we consider to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, seeking to generate long-term outperformance.

In terms of fixed income, the Income Builder Team was cautiously optimistic about the outlook for high yield corporate bonds and high yield loans at the end of the Reporting Period. We continue to carefully monitor outsized increases in corporate debt accumulation, but we also note that, at the end of the Reporting Period, corporate fundamentals had stabilized following two quarters of improved cash flow growth. Meanwhile, surging U.S. shale output was pressuring oil prices, while industrial metal prices had declined due to renewed concerns about demand from China. In our opinion, falling commodities prices could lead to further deterioration in the credit quality of energy-related and metals/mining issues. If market sentiment worsens as a result, we might see investment outflows from high yield corporate bond and high yield loan mutual funds. Looking ahead, we expect to see high yield defaults remain below their long-term average. We also believe the operating backdrop should be favorable for corporate credits, even though the U.S. is in a more mature stage of the credit cycle. Overall, we expect modestly positive high yield corporate bond returns during 2017. With regard to positioning within the fixed income portion of the Fund, we generally favored non-cyclical industries, such as cable and cellular telecommunications, and financial companies at the end of the Reporting Period. We also remained cautious about increasing the Fund’s exposure to cyclical industries, such as energy and metals/mining. In terms of ratings, the Fund remained underweight BB-rated issues at the end of the Reporting Period, as we consider them vulnerable to extension risk. (Extension risk, which is mainly the result of rising interest rates, is the risk an issuer could exercise its right to pay principal later than expected.)

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FUND BASICS

Income Builder Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index[3]
Class A	5.39%	11.69%	4.70%
Class C	5.00	11.69	4.70
Institutional	5.58	11.69	4.70
Class IR	5.53	11.69	4.70
Class R6	5.63	11.69	4.70

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The BofA Merrill Lynch BB to B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

PERFORMANCE REVIEW (continued)
Period Ended April 30, 2017	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	3.65%	3.03%	2.93%
Class C	2.99	2.46	2.35
Institutional	3.97	3.61	3.50
Class IR	3.84	3.45	3.35
Class R6	3.97	3.63	3.51

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the SEC and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.04%	5.46%	4.90%	6.55%	10/12/94
Class C	9.30	5.85	4.70	4.03	8/15/97
Institutional	11.61	7.08	5.91	5.28	8/15/97
Class IR	11.38	6.91	N/A	8.83	8/31/10
Class R6	11.56	N/A	N/A	4.04	7/31/15

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.99%	1.11%
Class C	1.74	1.86
Institutional	0.59	0.71
Class IR	0.74	0.86
Class R6	0.59	0.71

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/17[8]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	1.8%	Banks
Pfizer, Inc.	1.3	Pharmaceuticals
Duke Energy Corp.	1.1	Electric Utilities
M&T Bank Corp.	1.1	Banks
General Electric Co.	1.1	Industrial Conglomerates
JPMorgan Chase & Co.	0.9	Banks
Exxon Mobil Corp.	0.9	Oil, Gas & Consumable Fuels
Microsoft Corp.	0.9	Software
Cisco Systems, Inc.	0.9	Communications Equipment
Verizon Communications, Inc.	0.9	Diversified Telecommunication Services

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of April 30, 2017

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent certificates of deposits and commercial papers. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 13.02%, 12.53%, 13.20%, 13.13% and 12.89%, respectively. These returns compare to the 13.32% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	Soon after the Reporting Period began at the start of November 2016, the outcome of the U.S. presidential election came as a surprise to many across global markets, but the result also seemed to invigorate the U.S. markets and economy with expectations of a more business-friendly environment. With a focus on key areas that included the potential for repeal of the Affordable Care Act, revised trade agreements/tariffs and government spending on defense and infrastructure initiatives, there were plenty of potential catalysts to support the reflation of the U.S. economy, which was stagnating. Equity markets did move higher during the Reporting Period, but there was little follow-through as of the end of April 2017 in the way of substantive policy implementation. While the Republican-led Congress struggled to find common ground on health care or tax reform, the Administration has not been able to effectively push issues forward. This has emboldened the Democrats, who look to mid-term elections to possibly shift the balance of power in Washington D.C.

Even with the political uncertainty, the equity markets seemed to remain content, bidding equity assets higher with the hope of fiscal stimulus to come. This has also created an active debate around positive “soft” economic data, such as sentiment and confidence indicators, and whether it might lead to better “hard” economic results, such as Gross Domestic Product (“GDP”). The Federal Reserve (the “Fed”) is front-and-center on the debate, as markets watched for any indication the Fed may deviate from a fairly well-scripted plan to remove monetary stimulus from the U.S. economy. After raising interest rates for the first time in almost ten years in December 2015, the Fed remained on hold through most of 2016, raising rates in December 2016. The Fed raised interest rates again in March 2017 and we believe it seemed poised, at the end of the Reporting Period, to raise again in June 2017. In general, at the end of the Reporting Period, investors were expecting at least two more hikes in 2017, and the Fed has also indicated it would begin reducing the size of the nearly $4 trillion debt held on its balance sheet.

On a more global front, then-upcoming elections in France and heightened tensions with North Korea dominated the daily news during much of the Reporting Period. Also, the energy sector exhibited commodity price volatility, with oil closing April 2017 on a weak note after approaching near-term highs earlier in the Reporting Period. Most of the volatility was due to ever-changing supply/demand balances, with storage high but longer-term production expected to fall short of global demand. While U.S. shale production is increasing, larger projects are being shelved, and the natural decline rate of existing wells may lead to global demand outpacing supply in the second half of 2017.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance was in-line with the performance of the S&P 500 Index, as favorable stock selection was virtually offset by sector allocation decisions as a whole, which

12

PORTFOLIO RESULTS

detracted. The Fund averaged a cash position of 2.1%, which hurt relative performance during a Reporting Period when the S&P 500 Index rallied. The Fund averaged a 78.9% allocation to dividend growth stocks, which outperformed the S&P 500 Index during the Reporting Period, and a 19.0% average weighting in energy Master Limited Partnerships (“MLPs”), which underperformed the S&P 500 Index during the Reporting but which outperformed both the S&P 500 Energy sector and the Alerian MLP Index.1. (We define dividend growth stocks as equities that have averaged at least 10% growth in annual dividends over 10 consecutive years.)[2]

Q	Which equity market sectors most significantly affected Fund performance?

A	Of the sectors within the S&P 500 Index, the strongest positively contributing sectors on a relative basis were industrials, materials and energy, wherein stock selection in each added value. Industrials and materials appeared to benefit from the potential implementation of pro-economic growth policies from the new Administration along with the prospect of a more business-friendly regulatory environment. Favorable oil and gas prices as well as improving business fundamentals for energy MLPs supported strong performance for the Fund’s energy holdings. Offsetting these positive contributors was weak stock selection in the consumer discretionary, financials and consumer staples sectors. Having an underweight to financials, which outpaced the S&P 500 Index during the Reporting Period, also hurt. Having an allocation to cash during a Reporting Period when the S&P 500 Index rallied also dampened relative results.

Q	What were some of the Fund’s best-performing individual stocks.

A	The top contributors to the Fund’s relative performance during the Reporting Period were paints and coatings manufacturer Sherwin-Williams, communications equipment company Harris and retail and commercial bank Bank of the Ozarks.

Sherwin-Williams benefited during the Reporting Period from delivering solid quarterly results that exceeded consensus expectations along with guidance that came in ahead consensus expectations as well. Further, the company delivered positive news on its Valspar (also a Fund holding during a portion of the Reporting Period) acquisition, which increased confidence for investors that the deal will ultimately close. We believe Sherwin-Williams’ performance was also driven by the potential for pro-economic growth policies from the new Administration to benefit the company, especially as it relates to tax reform and infrastructure.

Harris delivered earnings announcements in excess of consensus expectations. Further, investors positively greeted moves by the company to adjust its portfolio of businesses to focus on areas where the company can deliver technological differentiation. We believe Harris’s performance was also driven by the potential for pro-economic growth policies from the new Administration to benefit the company, especially as it relates to defense spending and infrastructure.

Bank of the Ozarks delivered strong financial results along with what many considered to be an attractive valuation during the Reporting Period. The bank also appears to have benefited from anticipated pro-economic growth policies from the new Administration, especially as it relates to prospective deregulation for the banking industry. In our view, the company stands out for both loan growth and the quality of its loans. Further, we believe the company’s profitability compared to its peers sets a solid foundation to capture upside potential.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in packaged foods manufacturer Hormel Foods, integrated pharmacy health care provider CVS Health and pharmaceutical company Perrigo.

[1]	The Alerian MLP Index is the leading gauge of large- and mid-cap energy MLPs. The float-adjusted, capitalization-weighted index, whose constituents represents approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	The Fund’s strategy is to only buy the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

13

PORTFOLIO RESULTS

Hormel Foods suffered during the Reporting Period from a challenging consumer environment. In our opinion, Hormel Foods traded at an attractive valuation, and our long-term investment thesis is still intact. However, negative sentiment toward the packaged food industry drove most of its share price decline during the Reporting Period.

Shares of CVS Health declined, driven by negative sentiment and perception about the pharmacy benefit management business model, which overrode better than market expected earnings results during the Reporting Period. Further, uncertainty around the policies throughout the entire health care chain and how companies across the prescription channel may react also contributed to pressure on CVS Health shares. In our view, CVS Health traded at an attractive valuation at the end of the Reporting Period, and our long-term investment thesis is still intact. We believe the company’s ability to generate solid earnings and free cash flow remains strong and may well deliver shareholder-friendly actions, including dividend growth and buybacks.

Shares of Perrigo suffered during the Reporting Period from deterioration in the fundamentals of its business, negative sentiment around drug prices and the uncertain fate of the Affordable Health Care Act. Key factors such as generic pricing pressures, mismanaged integration of mergers and acquisitions and a lack of visibility on its restructuring path were additional concerns investors had about the company. We sold the Fund’s position in Perrigo by the end of the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in diversified defense company General Dynamics. In our view, General Dynamics is well positioned for both a potential ramp-up in U.S. defense spending as well as contract wins amongst U.S. allies, which could drive solid growth in its combat systems business segment. Further, we expect the company’s marine systems segment to be a key beneficiary of a potential expansion of the number of surface ships and submarines purchased by governments. We also expect the company’s aerospace segment to benefit from prospective improvements in the business jet market.

We established a Fund position in wholesale membership warehouse operator Costco Wholesale. We believe Costco Wholesale’s pricing power with members can drive growth without the need for gains in shopper traffic. Also, international growth opportunities could provide expansion beyond the U.S., in our view. Lastly, we expect high-end consumers to continue to trade down, and Costco Wholesale’s stock to perform better in a challenging consumer environment.

We established a Fund position in Ameriprise Financial, a financial planning and services firm. During the Reporting Period, Ameriprise Financial’s shares traded at a deep discount to its peers. Also, key catalysts such as stabilization in its core business, improving insurance assets for potential divestiture down the road, and merger and acquisition potential supported a re-rating of its valuation, thus implying strong upside potential. (A re-rating is the act of changing the value of a share on a stock exchange, either upwards or downwards.

In addition, we believe Ameriprise Financial is well positioned with its extensive advisory network and focus on wealth management compared to more traditional asset management firms whose margins have been challenged by the shift from active to passively managed assets.

Conversely, in addition to the sale of Perrigo already mentioned, we exited the Fund’s position in specialty chemicals manufacturer Valspar by the end of the Reporting Period. In light of the regulatory environment as it relates to large deals, along with the potential for divestitures to reduce the deal price of its acquisition by Sherwin-Williams, mentioned earlier, we felt it prudent to move out of the position toward opportunities demonstrating better upside potential, in our view.

We eliminated the Fund’s position in international apparel company VF Corp during the Reporting Period. Based on quarterly earnings misses during the Reporting Period, we expect VF Corp’s near- and long-term guidance to be challenged due to weak consumer spending going forward. We believe VF Corp’s fundamental weakness is driven by consumers shifting away from its brands and the inability of the company to find value-creating acquisitions.

14

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to the consumer staples, industrials and information technology sectors increased relative to the S&P 500 Index, and its allocations to the consumer discretionary and materials sectors decreased relative to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?
A	At the end of April 2017, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), industrials, materials and consumer staples. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in consumer discretionary, financials, health care, information technology and real estate. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed markets would likely be largely reactionary to global macro events vs. market fundamentals, as valuations across most asset classes seemed fair and catalysts were needed to drive further growth, in our view. A modest pullback could be expected given the length of time since the last market drawdown, but we would view this as a positive on a structural basis and healthy for markets in the longer term.

In our view, leadership in Washington D.C. needs to achieve some level of success on policy initiatives to help turn the positive “soft” economic data into the real economic growth needed to reflate the economy. We believe sector positioning will be important in this environment, as a potentially friendlier regulatory backdrop along with prospects for tax reform may well help certain sectors, while a shift to higher interest rates could negatively affect others. We intend to continue to seek market leaders with sustainable earnings growth, as we believe investments in these market leaders should provide both upside on a relative basis and support if we encounter market weakness at this stage of the market cycle.

As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

15

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Index Definitions

The Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Index rated BB1 through B3 (based on an average of Moody’s Investors Service, S&P Ratings and Fitch Ratings) but caps issuer exposure at 2%. The Index is rebalanced on the last calendar day of the month.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. It is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

16

FUND BASICS

Rising Dividend Growth Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	13.02%	13.32%
Class C	12.53	13.32
Institutional	13.20	13.32
Class IR	13.13	13.32
Class R	12.89	13.32

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.05%	7.62%	6.45%	7.40%	3/23/04
Class C	8.26	8.03	6.41	7.37	4/14/05
Institutional	10.52	9.27	7.59	7.65	3/21/07
Class IR	10.37	9.11	N/A	9.14	2/27/12
Class R	9.80	8.57	N/A	8.60	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.16%
Class C	1.89	1.91
Institutional	0.74	0.76
Class IR	0.89	0.91
Class R	1.39	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	3.6%	Software
Costco Wholesale Corp.	3.5	Food & Staples Retailing
Roche Holding AG ADR	2.8	Pharmaceuticals
Wal-Mart Stores, Inc.	2.8	Food & Staples Retailing
NIKE, Inc. Class B	2.5	Textiles, Apparel & Luxury Goods
Polaris Industries, Inc.	2.4	Leisure Products
Illinois Tool Works, Inc.	2.4	Machinery
Texas Instruments, Inc.	2.4	Semiconductors & Semiconductor Equipment
Ross Stores, Inc.	2.4	Specialty Retail
The TJX Cos., Inc.	2.4	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.3% of the Fund’s net assets as of April 30, 2017. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – 36.8%
Aerospace & Defense – 0.3%
50,360	United Technologies Corp.	$5,992,336

Air Freight & Logistics – 0.4%
71,574	United Parcel Service, Inc. Class B	7,691,342

Banks – 4.5%
295,432	BB&T Corp.	12,756,754
231,344	JPMorgan Chase & Co.	20,126,928
156,220	M&T Bank Corp.	24,278,150
711,318	Wells Fargo & Co.	38,297,361

		95,459,193

Beverages – 0.4%
74,707	Anheuser-Busch InBev NV ADR	8,459,821

Biotechnology – 0.3%
88,437	Gilead Sciences, Inc.	6,062,356

Capital Markets – 0.8%
365,054	AllianceBernstein Holding LP	8,359,736
264,621	Invesco Ltd.	8,716,616

		17,076,352

Chemicals – 0.8%
51,365	E.I. du Pont de Nemours & Co.	4,096,359
100,214	Praxair, Inc.	12,524,745

		16,621,104

Communications Equipment – 0.9%
548,176	Cisco Systems, Inc.	18,676,356

Construction & Engineering(a) – 0.5%
551,221	Vinci SA ADR	11,761,403

Consumer Finance – 0.6%
154,166	American Express Co.	12,217,656

Diversified Telecommunication Services – 1.2%
294,277	CenturyLink, Inc.(a)	7,554,091
400,765	Verizon Communications, Inc.	18,399,121

		25,953,212

Electric Utilities – 2.7%
295,130	Duke Energy Corp.	24,348,225
570,083	FirstEnergy Corp.	17,068,285
335,237	Fortis, Inc.	10,901,907
94,740	PG&E Corp.	6,352,317

		58,670,734

Electrical Equipment – 0.9%
114,033	Eaton Corp. PLC	8,625,456
178,632	Emerson Electric Co.	10,767,937

		19,393,393

Energy Equipment & Services – 0.5%
95,199	Halliburton Co.	4,367,730
91,676	Schlumberger Ltd.	6,654,761

		11,022,491

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.2%
51,827	AvalonBay Communities, Inc.	9,838,838
100,397	Crown Castle International Corp.	9,497,556
847,420	DDR Corp.	9,160,610
32,691	Federal Realty Investment Trust	4,278,925
85,606	Mid-America Apartment Communities, Inc.	8,492,971
310,456	RLJ Lodging Trust	6,671,700

		47,940,600

Food & Staples Retailing – 0.3%
80,686	Wal-Mart Stores, Inc.	6,065,974

Food Products – 0.3%
93,356	Campbell Soup Co.	5,371,704

Health Care Equipment & Supplies – 1.3%
418,177	Abbott Laboratories	18,249,244
122,189	Medtronic PLC	10,152,684

		28,401,928

Health Care Providers & Services – 0.5%
85,270	Aetna, Inc.	11,517,419

Hotels, Restaurants & Leisure – 0.5%
76,799	McDonald’s Corp.	10,746,484

Household Products – 0.7%
60,385	Kimberly-Clark Corp.	7,834,954
78,334	The Procter & Gamble Co.	6,840,908

		14,675,862

Industrial Conglomerates – 1.1%
833,863	General Electric Co.	24,173,688

Insurance – 1.3%
81,724	Arthur J. Gallagher & Co.	4,561,017
345,851	MetLife, Inc.	17,918,540
129,342	The Hartford Financial Services Group, Inc.	6,254,979

		28,734,536

Media – 0.8%
249,948	Comcast Corp. Class A	9,795,462
174,973	Viacom, Inc. Class B	7,446,851

		17,242,313

Oil, Gas & Consumable Fuels – 4.4%
260,072	Blue Ridge Mountain Resources, Inc.(b)(c)	2,405,666
354,898	BP PLC ADR	12,180,099
143,498	Chevron Corp.	15,311,237
106,787	ConocoPhillips	5,116,165
306,831	Energy Transfer Partners LP	7,345,534
245,704	Exxon Mobil Corp.	20,061,732
189,533	Plains All American Pipeline LP	5,543,840
337,856	Royal Dutch Shell PLC ADR Class A	17,632,705
271,381	The Williams Cos., Inc.	8,312,400

		93,909,378

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Personal Products – 0.5%
222,903	Unilever NV	$11,644,453

Pharmaceuticals – 3.0%
19,168	Allergan PLC(b)	4,674,309
168,417	Bristol-Myers Squibb Co.	9,439,773
109,591	Eli Lilly & Co.	8,993,037
64,437	Johnson & Johnson	7,956,036
96,512	Merck & Co., Inc.	6,015,593
823,842	Pfizer, Inc.	27,944,721

		65,023,469

Road & Rail – 0.3%
59,105	Union Pacific Corp.	6,617,396

Semiconductors & Semiconductor Equipment – 0.5%
121,209	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,008,382
75,336	Texas Instruments, Inc.	5,965,104

		9,973,486

Software – 1.5%
290,193	Microsoft Corp.	19,866,613
286,554	Oracle Corp.	12,883,468

		32,750,081

Specialty Retail – 0.3%
108,327	L Brands, Inc.	5,720,749

Technology Hardware, Storage & Peripherals – 0.4%
55,208	Apple, Inc.	7,930,629

Tobacco – 0.9%
59,032	Altria Group, Inc.	4,237,317
382,003	Japan Tobacco, Inc. ADR(a)	6,352,710
130,862	Reynolds American, Inc.	8,440,599

		19,030,626

Transportation Infrastructure – 0.6%
936,281	Atlantia SpA ADR	11,872,043

Wireless Telecommunication Services – 0.6%
526,701	Vodafone Group PLC ADR	13,794,299

TOTAL COMMON STOCKS
(Cost $717,556,497)		$788,194,866

Shares	Rate	Value

Preferred Stocks – 2.3%
Banks – 0.2%
Wells Fargo & Co.
3,000	7.500%	$3,810,000

Consumer Finance(a)(d)(e) – 0.2%
Morgan Stanley
183,597	6.375	5,098,489

Preferred Stocks – (continued)
Diversified Telecommunication Services(d) – 0.4%
Qwest Corp.
43,276	6.500	1,077,573
Verizon Communications, Inc.
255,549	5.900	6,802,714

		7,880,287

Electric Utilities – 0.7%
Exelon Corp.
104,612	6.500	5,166,787
SCE Trust III(d)(e)
377,865	5.750	10,693,579

		15,860,366

Equity Real Estate Investment Trusts (REITs) – 0.5%
American Tower Corp.
50,994	5.500	5,902,556
Public Storage(d)
215,919	5.750	5,436,840

		11,339,396

Pharmaceuticals – 0.3%
Allergan PLC
6,239	5.500	5,401,601

TOTAL PREFERRED STOCKS – 2.3%
(Cost $46,033,774)		$49,390,139

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 47.2%
Airlines(f) – 0.1%
Air Canada Pass Through Trust Series 2013-1, Class B
$2,308,571	5.375%		11/15/22	$2,395,143

Automotive(d)(f)(g) – 0.7%
IHO Verwaltungs GmbH
14,000,000	4.500		09/15/23	14,000,000

Automotive(d) – 0.3%
General Motors Co.
4,625,000	6.750		04/01/46	5,426,614

Banks – 4.3%
Ally Financial, Inc.
5,000,000	8.000		11/01/31	5,931,250
Bank of America Corp.(d)(e)
3,000,000	6.250		09/29/49	3,210,000
6,275,000	6.100		12/29/49	6,722,094
Barclays PLC(d)(e)
3,000,000	6.625		06/29/49	3,052,500
Citigroup, Inc.(d)(e)
7,000,000	6.250		12/29/49	7,595,000
CoBank ACB(d)(e)
5,350,000	6.250		12/29/49	5,831,810
Credit Agricole SA(d)(e)(f)
2,500,000	6.625		09/29/49	2,562,500
Credit Suisse Group AG(d)(e)
2,500,000	6.250		12/29/49	2,606,250
4,025,000	7.500	(f)	12/29/49	4,467,750

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	ING Groep NV(d)(e)
	$4,275,000	6.000%		12/29/49	$4,349,813
	6,650,000	6.500		12/29/49	6,824,562
	Intesa Sanpaolo SpA(f)
	10,000,000	5.017		06/26/24	9,550,000
	JPMorgan Chase & Co.(d)(e)
	9,000,000	6.125		12/29/49	9,655,308
	Lloyds Banking Group PLC(d)(e)
GBP	3,491,000	7.000		12/29/49	4,726,999
	Morgan Stanley(d)(e)
	$4,000,000	5.550		12/29/49	4,160,000
	UBS Group AG(d)(e)
	10,600,000	6.875		12/29/49	11,148,762

					92,394,598

Brokerage(d)(f) – 0.3%
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
	4,000,000	5.250		03/15/22	4,100,000
	Rialto Holdings LLC/Rialto Corp.
	3,000,000	7.000		12/01/18	3,052,500

					7,152,500

Building Materials(d)(f) – 0.6%
	BMC East LLC
	3,000,000	5.500		10/01/24	3,116,250
	Builders FirstSource, Inc.
	4,000,000	5.625		09/01/24	4,145,000
	Masonite International Corp.
	5,000,000	5.625		03/15/23	5,200,000

					12,461,250

Chemicals(d) – 0.5%
	Ashland LLC
	5,435,000	6.875		05/15/43	5,815,450
	PQ Corp.(f)
	3,400,000	6.750		11/15/22	3,663,500
	Valvoline, Inc.(f)
	1,950,000	5.500		07/15/24	2,062,125

					11,541,075

Construction Machinery(d) – 0.1%
	Welbilt, Inc.
	2,650,000	9.500		02/15/24	3,054,125

Consumer Cyclical Services – Business(d) – 1.9%
	DuPont Fabros Technology LP
	6,000,000	5.875		09/15/21	6,255,000
	Equinix, Inc.
	8,000,000	5.750		01/01/25	8,560,000
	5,210,000	5.375		05/15/27	5,431,425
	3,000,000	5.375		04/01/23	3,127,500
	First Data Corp.(f)
	7,000,000	5.750		01/15/24	7,245,000
	WEX, Inc.(f)
	10,001,000	4.750		02/01/23	9,875,987

					40,494,912

Corporate Obligations – (continued)
Consumer Products(d) – 0.4%
	Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,298,838

Electric(d) – 0.9%
	Dynegy, Inc.
	6,020,000	6.750		11/01/19	6,110,300
	3,000,000	7.375		11/01/22	2,872,500
	EDP – Energias de Portugal SA(e)
EUR	3,100,000	5.375		09/16/75	3,653,324
	Electricite de France SA(e)
	3,000,000	5.000		01/22/49	3,378,779
	$2,500,000	5.250	(f)	01/29/49	2,500,000
	NRG Energy, Inc.
	996,000	7.875		05/15/21	1,025,880
	Puget Sound Energy, Inc.(e)
	550,000	6.974		06/01/67	503,250

					20,044,033

Energy – 2.5%
	AmeriGas Partners LP/AmeriGas Finance Corp.(d)
	4,000,000	5.875		08/20/26	4,070,000
	Antero Resources Corp.(d)
	6,000,000	5.125		12/01/22	6,090,000
	3,000,000	5.625		06/01/23	3,093,750
	Apache Corp.(d)
	2,575,000	4.250		01/15/44	2,433,362
	2,525,000	4.750		04/15/43	2,570,700
	Carrizo Oil & Gas, Inc.(d)
	5,000,000	7.500		09/15/20	5,150,000
	Chesapeake Energy Corp.(d)(f)
	3,000,000	8.000		01/15/25	2,962,500
	Halcon Resources Corp.(d)(f)
	6,000,000	6.750		02/15/25	5,760,000
	Laredo Petroleum, Inc.(d)
	3,375,000	5.625		01/15/22	3,383,438
	MEG Energy Corp.(d)(f)
	3,000,000	6.375		01/30/23	2,640,000
	Nexen Energy ULC
	50,000	7.500		07/30/39	70,750
	5,000	6.400		05/15/37	6,250
	Noble Holding International Ltd.(d)
	5,000,000	7.750		01/15/24	4,562,500
	Range Resources Corp.(d)(f)
	5,250,000	5.875		07/01/22	5,355,000
	Weatherford International Ltd.
	5,000,000	6.500		08/01/36	4,700,000
	Whiting Petroleum Corp.
	1,000,000	1.250		04/01/20	883,750

					53,732,000

Financial Co. – Non Captive – 2.3%
	CIT Group, Inc.
	1,800,000	5.250		03/15/18	1,856,250
	2,422,000	5.500	(f)	02/15/19	2,558,238
	CURO Financial Technologies Corp.(d)(f)
	5,950,000	12.000		03/01/22	6,188,000

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Financial Co. – Non Captive – (continued)
	HRG Group, Inc.(d)
	$8,075,000	7.875%		07/15/19	$8,398,000
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.(d)(f)
	5,400,000	6.250		02/01/22	5,609,250
	Nationstar Mortgage LLC/Nationstar Capital Corp.(d)
	3,000,000	6.500		08/01/18	3,030,000
	6,000,000	6.500		07/01/21	6,097,500
	Navient Corp.
	4,000,000	5.875		03/25/21	4,155,840
	3,000,000	5.500		01/15/19	3,119,970
	3,000,000	5.500		01/25/23	2,953,815
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.(d)(f)
	4,550,000	4.500		03/15/27	4,680,812

					48,647,675

Food & Beverage – 1.5%
	Anheuser-Busch InBev Finance, Inc.(d)
	5,000,000	4.900		02/01/46	5,462,265
	Cott Beverages, Inc.(d)
	10,000,000	5.375		07/01/22	10,337,500
	Pernod-Ricard SA(f)
	4,000,000	5.500		01/15/42	4,642,384
	Post Holdings, Inc.(d)(f)
	5,700,000	5.500		03/01/25	5,956,500
	Sysco Corp.(d)
	5,000,000	4.850		10/01/45	5,341,735

					31,740,384

Gaming – 0.5%
	MGM Resorts International
	9,750,000	6.750		10/01/20	10,846,875

Health Care – 3.4%
	CHS/Community Health Systems, Inc.(d)
	6,000,000	6.875		02/01/22	4,965,000
	DaVita, Inc.(d)
	10,000,000	5.000		05/01/25	10,075,000
	HCA, Inc.
	15,000,000	5.000		03/15/24	15,918,750
	7,000,000	5.875	(d)	02/15/26	7,455,000
	10,000,000	4.750		05/01/23	10,500,000
	MPT Operating Partnership LP/MPT Finance Corp.(d)
	6,000,000	6.375		03/01/24	6,495,000
	Tenet Healthcare Corp.
	11,600,000	4.631	(d)(e)	06/15/20	11,658,000
	3,000,000	8.125		04/01/22	3,045,000
	3,095,000	7.500	(d)(f)	01/01/22	3,311,650

					73,423,400

Health Care – Pharmaceuticals(d) – 1.5%
	Actavis Funding SCS
	2,950,000	4.750		03/15/45	3,004,548
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.(f)
	3,375,000	6.000		07/15/23	2,957,344
	5,000,000	6.000		02/01/25	4,237,500

Corporate Obligations – (continued)
Health Care – Pharmaceuticals(d) – (continued)
	Mylan NV
	11,125,000	3.950%		06/15/26	11,003,782
	Valeant Pharmaceuticals International, Inc.(f)
	1,950,000	6.500		03/15/22	1,996,313
	2,400,000	7.000		03/15/24	2,448,000
	8,000,000	6.375		10/15/20	6,880,000

					32,527,487

Health Care – Services(d) – 0.2%
	Centene Corp.
	3,000,000	6.125		02/15/24	3,232,500

Home Construction – 0.4%
	CBRE Services, Inc.(d)
	4,000,000	5.250		03/15/25	4,308,256
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,071,250

					7,379,506

Lodging(d)(f) – 0.1%
	MCE Finance Ltd.
	3,000,000	5.000		02/15/21	3,056,250

Media – Cable – 5.3%
	Altice Financing SA(d)(f)
	4,425,000	6.625		02/15/23	4,684,969
	Altice Finco SA(d)(f)
	2,000,000	8.125		01/15/24	2,155,000
	Altice US Finance I Corp.(d)(f)
	5,450,000	5.500		05/15/26	5,640,750
	CCO Holdings LLC/CCO Holdings Capital Corp.(d)
	7,000,000	5.375		05/01/25	7,280,000
	4,000,000	5.875	(f)	05/01/27	4,235,000
	6,020,000	5.750	(f)	02/15/26	6,381,200
	Charter Communications Operating LLC/Charter Communications Operating Capital(d)
	3,000,000	6.384		10/23/35	3,438,210
	13,000,000	6.484		10/23/45	15,266,849
	Comcast Corp.(d)
	3,000,000	4.600		08/15/45	3,129,759
	DISH DBS Corp.
	8,680,000	5.875		11/15/24	9,114,000
	1,500,000	7.750		07/01/26	1,755,000
	SFR Group SA(d)(f)
	17,000,000	6.000		05/15/22	17,722,500
	UPCB Finance IV Ltd.(d)(f)
	10,000,000	5.375		01/15/25	10,175,000
	Videotron Ltd.(d)(f)
	13,000,000	5.375		06/15/24	13,715,000
	Virgin Media Secured Finance PLC(d)
GBP	4,000,000	4.875		01/15/27	5,287,987
	Ziggo Bond Finance BV(d)(f)
	$3,000,000	5.875		01/15/25	3,078,750

					113,059,974

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable – 3.4%
21st Century Fox America, Inc.
$5,025,000	6.150%		02/15/41	$6,090,923
Clear Channel Worldwide Holdings, Inc.(d)
4,000,000	6.500		11/15/22	4,060,000
Gray Television, Inc.(d)(f)
3,000,000	5.125		10/15/24	3,022,500
Nielsen Finance LLC/Nielsen Finance Co.(d)(f)
8,000,000	5.000		04/15/22	8,230,000
SBA Communications Corp.(d)
4,800,000	4.875	(f)	09/01/24	4,842,000
15,016,000	4.875		07/15/22	15,485,250
Sirius XM Radio, Inc.(d)(f)
15,000,000	6.000		07/15/24	16,050,000
Univision Communications, Inc.(d)(f)
11,150,000	5.125		05/15/23	11,331,187
WMG Acquisition Corp.(d)(f)
4,251,000	5.625		04/15/22	4,431,668

				73,543,528

Metals & Mining – 0.6%
ArcelorMittal
2,000,000	7.750		10/15/39	2,287,500
First Quantum Minerals Ltd.(d)(f)
1,500,000	7.500		04/01/25	1,530,000
4,000,000	7.250		04/01/23	4,055,000
Glencore Finance Canada Ltd.(f)
5,000,000	5.550		10/25/42	5,198,540

				13,071,040

Packaging(d)(f) – 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
3,834,000	7.250		05/15/24	4,150,305
6,550,000	4.289	(e)	05/15/21	6,681,000
5,400,000	6.000		02/15/25	5,582,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
2,250,000	5.125		07/15/23	2,340,000

				18,753,555

Pipelines – 2.1%
DCP Midstream Operating LP(f)
5,000,000	6.750		09/15/37	5,475,000
Energy Transfer Partners LP
235,000	6.625		10/15/36	265,114
Enterprise Products Operating LLC(d)(e)
3,000,000	4.877		08/01/66	3,000,000
1,000,000	7.000		06/01/67	947,500
Kinder Morgan Energy Partners LP
8,000,000	7.300		08/15/33	9,513,632
Plains All American Pipeline LP/PAA Finance Corp.(d)
5,250,000	3.600		11/01/24	5,168,719
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(d)(f)
7,450,000	5.125		02/01/25	7,692,125
The Williams Cos., Inc.
9,000,000	7.500		01/15/31	10,646,271
Williams Partners LP
2,345,000	6.300		04/15/40	2,699,604

				45,407,965

Corporate Obligations – (continued)
Property/Casualty Insurance – 0.0%
Transatlantic Holdings, Inc.
75,000	8.000		11/30/39	99,517

Real Estate(d) – 0.2%
VEREIT Operating Partnership LP
4,000,000	4.125		06/01/21	4,153,536

Retailers – 0.6%
Amazon.com, Inc.(d)
5,000,000	4.950		12/05/44	5,736,380
JC Penney Corp., Inc.(h)
1,150,000	7.400		04/01/37	935,812
L Brands, Inc.
2,625,000	6.875		11/01/35	2,592,187
150,000	6.750		07/01/36	144,938
Restoration Hardware Holdings, Inc.(f)(i)
3,000,000	0.000		06/15/19	2,670,000
The Neiman Marcus Group, Inc.
1,500,000	7.125		06/01/28	1,155,000

				13,234,317

Retailers – Food & Drug(d) – 0.4%
CVS Health Corp.
3,000,000	5.125		07/20/45	3,352,692
Rite Aid Corp.
6,000,000	6.750		06/15/21	6,060,000

				9,412,692

Technology(d) – 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.(f)
7,050,000	3.875		01/15/27	7,153,966
Hewlett Packard Enterprise Co.
3,000,000	6.200		10/15/35	3,200,505
Seagate HDD Cayman
5,000,000	5.750		12/01/34	4,662,840
Symantec Corp.(f)
6,000,000	5.000		04/15/25	6,196,584
VeriSign, Inc.
4,000,000	5.250		04/01/25	4,190,000

				25,403,895

Technology – Hardware – 1.3%
Alcatel-Lucent USA, Inc.
1,175,000	6.450		03/15/29	1,316,000
Dell International LLC/EMC Corp.(d)(f)
4,000,000	8.100		07/15/36	5,019,776
Micron Technology, Inc.(d)
5,400,000	7.500		09/15/23	6,034,500
NCR Corp.(d)
5,000,000	5.875		12/15/21	5,237,500
Qorvo, Inc.(d)
4,000,000	6.750		12/01/23	4,340,000
Western Digital Corp.(d)(f)
6,000,000	7.375		04/01/23	6,570,000

				28,517,776

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – Software(d) – 0.9%
BMC Software Finance, Inc.(f)
$10,000,000	8.125%		07/15/21	$10,162,500
Infor US, Inc.
5,000,000	6.500		05/15/22	5,200,000
Nuance Communications, Inc.(f)
3,000,000	5.625		12/15/26	3,101,250

				18,463,750

Tobacco(d) – 0.6%
Reynolds American, Inc.
10,000,000	5.850		08/15/45	11,816,060

Wireless Telecommunications – 4.7%
Digicel Group Ltd.(d)(f)
3,800,000	8.250		09/30/20	3,467,500
Digicel Ltd.(d)(f)
950,000	7.000		02/15/20	928,625
Intelsat Jackson Holdings SA(d)
4,000,000	7.250		10/15/20	3,740,000
3,000,000	7.250		04/01/19	2,891,250
10,000,000	8.000	(f)	02/15/24	10,775,000
SoftBank Group Corp.
7,500,000	6.000	(d)	07/30/25	8,118,750
10,000,000	4.500	(f)	04/15/20	10,375,000
Sprint Communications, Inc.
2,000,000	6.000		11/15/22	2,085,000
Sprint Corp.
16,000,000	7.875		09/15/23	17,960,000
7,500,000	7.125		06/15/24	8,156,250
T-Mobile USA, Inc.
2,000,000	6.375	(d)	03/01/25	2,185,000
3,950,000	4.000		04/15/22	4,038,875
10,550,000	6.500	(d)	01/15/26	11,684,125
7,000,000	6.625	(d)	04/01/23	7,472,500
VimpelCom Holdings BV
1,000,000	7.504		03/01/22	1,130,000
Wind Acquisition Finance SA(d)(f)
3,000,000	7.375		04/23/21	3,116,250
2,425,000	4.750		07/15/20	2,458,344

				100,582,469

Wirelines Telecommunications – 2.5%
AT&T, Inc.(d)
6,300,000	4.750		05/15/46	5,901,292
Frontier Communications Corp.
8,001,000	8.500		04/15/20	8,491,061
Telecom Italia Capital SA
3,000,000	7.721		06/04/38	3,427,500
Telecom Italia SpA(f)
10,000,000	5.303		05/30/24	10,300,000
Telefonica Emisiones SAU
10,850,000	4.103		03/08/27	11,128,986
Uniti Group, Inc./CSL Capital LLC(d)(f)
3,600,000	6.000		04/15/23	3,748,500
Verizon Communications, Inc.
2,500,000	4.862		08/21/46	2,426,040
2,500,000	4.672		03/15/55	2,282,350

Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)
Windstream Services LLC(d)
5,000,000	7.750		10/01/21	5,012,500

				52,718,229

TOTAL CORPORATE OBLIGATIONS
(Cost $970,041,562)				$1,011,087,468

Mortgage-Backed Obligations – 0.0%
Collateralized Mortgage Obligations – 0.0%
Adjustable Rate Non-Agency(e) – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
$118,223	1.582%		08/25/35	$97,861
Countrywide Alternative Loan Trust Series 2005-38, Class A3
115,209	1.682		09/25/35	103,785
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
7,684	3.126		11/20/34	7,620
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
93,627	1.242		01/25/36	89,664
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1
335,658	1.172		07/25/47	275,310
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
101,592	3.186		06/25/34	101,268
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
46,650	3.225		08/25/33	48,161

				723,669

Interest Only(j) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
767	5.250		07/25/33	9
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)
12,807	0.000		07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)
12,710	0.000		08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
29,580	0.123		08/25/33	182
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
6,002	0.320		07/25/33	94

				285

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $586,959)				$723,954

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(e) – 0.0%
Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
$33,984	1.192%	02/15/34	$31,645

TOTAL ASSET-BACKED SECURITIES
(Cost $34,008)			$31,645

Bank Loans(k) – 7.5%
Aerospace – 0.4%
Transdigm, Inc.
$5,543,259	4.147%	02/28/20	$5,554,345
1,949,875	4.147	06/04/21	1,952,858

			7,507,203

Chemicals – 0.3%
Univar, Inc.
3,349,106	3.743	07/01/22	3,357,479
US Coatings Acquisition, Inc.
3,531,219	3.647	02/01/23	3,564,130

			6,921,609

Energy – 0.2%
American Energy – Marcellus LLC
1,075,000	8.534	08/04/21	113,950
Blue Ridge Mountain Resources Inc.(b)
397,838	8.000	05/06/19	397,838
MEG Energy Corp.
2,845,983	4.680	12/31/23	2,847,406

			3,359,194

Environmental – 0.3%
Advanced Disposal Services, Inc.
2,269,677	3.696	11/10/23	2,288,311
EnergySolutions LLC
4,522,387	6.750	05/29/20	4,569,511

			6,857,822

Financial Co. – Non Captive – 0.3%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
2,700,000	3.743	03/20/22	2,739,312
Victory Capital Management, Inc.
4,559,796	8.647	10/31/21	4,608,267

			7,347,579

Food & Beverage – 0.5%
AdvancePierre Foods, Inc.
2,039,680	4.000	06/02/23	2,043,678
Shearer’s Foods, Inc.
1,420,000	7.897	06/30/22	1,391,600
1,752,813	5.397	06/30/21	1,757,195
1,979,695	5.084	06/30/21	1,983,001
US Foods, Inc.
4,179,820	3.743	06/27/23	4,216,017

			11,391,491

Bank Loans(k) – (continued)
Health Care – Pharmaceuticals – 0.4%
Valeant Pharmaceuticals International, Inc.
8,228,323	5.740	04/01/22	8,275,471

Health Care – Services – 0.4%
Sedgwick Claims Management Services, Inc.
5,695,000	6.750	02/28/22	5,699,727
U.S. Renal Care, Inc.
4,122,813	5.397	12/31/22	3,906,365

			9,606,092

Home Construction – 0.1%
Builders FirstSource, Inc.
3,225,488	4.069	02/29/24	3,211,393

Media – Broadcasting & Radio – 0.4%
Getty Images, Inc.
7,973,664	4.750	10/18/19	7,043,377
Lions Gate Entertainment Corp.
2,280,000	3.982	12/08/23	2,291,400

			9,334,777

Media – Cable – 0.1%
CSC Holdings LLC
1,755,469	3.244	07/15/25	1,753,907

Metals & Mining – 0.1%
Hi Crush Partners LP
1,322,727	4.897	04/28/21	1,286,352

Packaging – 0.1%
SIG Combibloc U.S. Acquisition, Inc.
1,922,078	4.000	03/13/22	1,933,553

Real Estate – 0.1%
Realogy Corp.
2,026,372	3.242	07/20/22	2,041,570

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co.
3,319,508	3.397	02/16/24	3,320,338

Retailers – 0.7%
Neiman Marcus Group Ltd., Inc.
9,301,487	4.250	10/25/20	7,410,216
PetSmart, Inc.
6,196,899	4.020	03/11/22	5,669,481
True Religion Apparel, Inc.
4,197,750	6.022	07/30/19	893,533

			13,973,230

Retailers – Food & Drug – 0.1%
Rite Aid Corp.
1,750,000	4.875	06/21/21	1,751,645

Retailers – Food & Drug – 0.2%
BJ’s Wholesale Club, Inc.
3,950,000	4.750	02/03/24	3,931,909

Services Cyclical – Business Services – 0.6%
Equinix, Inc.
4,098,302	3.493	01/06/23	4,118,793

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)
Services Cyclical – Business Services – (continued)
First Data Corp.
$1,027,912	3.491%	04/26/24	$1,027,912
4,384,881	3.988	07/10/22	4,407,902
Global Payments, Inc.
903,763	3.493	04/22/23	906,700
Sabre, Inc.
2,720,221	3.743	02/22/24	2,746,281

			13,207,588

Technology – Software/Services – 1.9%
Ancestry.com Operations, Inc.
5,247,000	4.250	10/19/23	5,287,979
Aspect Software, Inc.
5,458,535	11.278	05/25/20	5,456,242
Avast Software BV
2,221,875	4.397	09/30/23	2,242,250
BMC Software Finance, Inc.
6,741,045	5.000	09/13/22	6,776,840
Infor (US), Inc.
3,209,285	3.897	02/01/22	3,201,775
MA FinanceCo. LLC
580,402	2.750	04/18/24	582,033
5,688,598	4.789	11/20/19	5,693,319
Micron Technology, Inc.
3,275,250	3.500	04/26/22	3,295,262
Renaissance Learning, Inc.
147,048	8.147	04/11/22	146,191
Seattle Spinco, Inc.
3,919,598	2.750	04/30/24	3,930,612
SS&C Technologies, Inc.
4,620,578	3.243	07/08/22	4,652,368
383,718	3.243	07/08/22	386,358

			41,651,229

Wireless Telecommunications – 0.1%
Intelsat Jackson Holdings SA
3,000,000	3.887	06/30/19	2,958,060

TOTAL BANK LOANS
(Cost $167,332,773)			$161,622,012

U.S. Treasury Obligations(m) – 3.0%
United States Treasury Note
$64,100,000	1.375%	09/30/20	$63,689,761
(Cost $64,521,175)

Shares	Distribution Rate	Value

Investment Companies(e)(l) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,261,699	0.660%	$9,261,699
Goldman Sachs High Yield Fund – Institutional Shares
488,907	5.140	3,231,678

TOTAL INVESTMENT COMPANIES
(Cost $12,786,326)		$12,493,377

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 0.3%
Certificates of Deposit – 0.3%
Credit Suisse New York
$2,500,000	1.690%	09/28/17	$2,503,568
ING Funding LLC
3,150,000	1.467	06/09/17	3,152,620

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,650,000)			$5,656,188

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,984,543,074)			$2,092,889,410

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(e)(l) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,700,965	0.660%	$6,700,965
(Cost $6,700,965)

TOTAL INVESTMENTS – 98.0%
(Cost $1,991,244,039)		$2,099,590,375

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		43,922,343

NET ASSETS – 100.0%		$2,143,512,718

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is on loan.
(b)	Security is currently in default and/or non-income producing.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,405,666 which represents approximately 0.1% of net assets as of April 30, 2017. See additional details below:

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain
Resources, Inc. (Common Stock)	05/06/16 - 08/18/16	$2,595,080

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $393,618,535, which represents approximately 18.4% of net assets as of April 30, 2017.
(g)	Pay-in-kind securities.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at April 30, 2017.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Represents an affiliated issuer/fund.
(m)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Royal Bank of Canada	EUR	166,625	USD	179,595	$181,605	05/11/17	$2,010

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA	USD	6,716,230	EUR	6,305,076	$6,871,929	05/11/17	$(155,699)
Morgan Stanley & Co.	USD	9,323,487	GBP	7,268,132	9,426,214	06/15/17	(102,727)
TOTAL							$(258,426)

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra U.S. Treasury Bonds	(422)	June 2017	$(68,759,625)	$(1,237,268)
U.S. Long Bonds	(74)	June 2017	(11,319,687)	(124,474)
2 Year U.S. Treasury Notes	(672)	June 2017	(145,561,501)	(42,000)
5 Year U.S. Treasury Notes	(932)	June 2017	(110,354,625)	(264,324)
10 Year U.S. Treasury Notes	(358)	June 2017	(45,007,313)	(25,621)
TOTAL				$(1,693,687)

WRITTEN OPTIONS CONTRACTS — At April 30, 2017 the Fund had following written options:

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Morgan Stanley & Co. International PLC	Call - S&P 500 Index	44,290	05/05/17	2,420	$(10,335)
	Call - S&P 500 Index	40,919	05/12/17	2,410	(136,045)
	Call - S&P 500 Index	45,507	05/19/17	2,425	(102,970)
UBS AG (London)	Call - S&P 500 Index	43,196	05/26/17	2,445	(101,942)
TOTAL (Premium Received $437,724)		173,912			$(351,292)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON EQUITIES CONTRACTS — For the period ended April 30, 2017, the Fund had the following written equity options activity:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2016	190,527	$438,228
Contracts written	1,225,808	3,252,762
Contracts expired	(804,210)	(2,077,499)
Contracts assigned	(195,900)	(512,194)
Contracts bought back	(242,313)	(663,573)
Contracts Outstanding April 30, 2017	173,912	$437,724

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Aerospace & Defense – 5.7%
210,000	General Dynamics Corp.	$40,695,900
255,000	Raytheon Co.	39,578,550
400,000	United Technologies Corp.	47,596,000

		127,870,450

Banks – 2.0%
925,000	Bank of the Ozarks, Inc.	43,909,750

Biotechnology – 1.9%
245,000	Shire PLC ADR	43,355,200

Capital Markets – 5.9%
370,880	Ameriprise Financial, Inc.	47,417,008
105,000	FactSet Research Systems, Inc.	17,142,300
975,000	SEI Investments Co.	49,442,250
260,000	T. Rowe Price Group, Inc.	18,431,400

		132,432,958

Chemicals – 6.2%
410,000	Ecolab, Inc.	52,926,900
365,000	Monsanto Co.	42,562,650
135,000	The Sherwin-Williams Co.	45,181,800

		140,671,350

Communications Equipment – 2.0%
400,000	Harris Corp.	44,756,000

Energy Equipment & Services – 0.7%
275,000	Helmerich & Payne, Inc.	16,676,000

Equity Real Estate Investment Trusts (REITs) – 0.7%
135,000	Digital Realty Trust, Inc.	15,503,400

Food & Staples Retailing – 10.0%
395,000	Casey’s General Stores, Inc.	44,267,650
440,000	Costco Wholesale Corp.	78,108,800
475,000	CVS Health Corp.	39,159,000
840,000	Wal-Mart Stores, Inc.	63,151,200

		224,686,650

Food Products – 1.7%
50,000	Flowers Foods, Inc.	980,500
1,070,000	Hormel Foods Corp.	37,535,600

		38,516,100

Health Care Equipment & Supplies – 2.2%
260,000	Becton Dickinson & Co.	48,612,200

Health Care Providers & Services – 1.4%
440,000	Cardinal Health, Inc.	31,939,600

Industrial Conglomerates – 2.1%
215,000	Roper Technologies, Inc.	47,020,500

Insurance – 1.6%
260,000	Chubb Ltd.	35,685,000

Internet Software & Services – 0.9%
675,000	Tencent Holdings Ltd. ADR	21,161,250

Common Stocks – (continued)
IT Services – 3.2%
435,000	Automatic Data Processing, Inc.	45,453,150
275,000	Jack Henry & Associates, Inc.	26,653,000

		72,106,150

Leisure Products(a) – 2.4%
640,000	Polaris Industries, Inc.	54,566,400

Machinery – 3.6%
395,000	Illinois Tool Works, Inc.	54,545,550
170,000	Parker-Hannifin Corp.	27,336,000

		81,881,550

Oil, Gas & Consumable Fuels – 23.1%
800,000	Antero Midstream Partners LP	27,216,000
470,000	Buckeye Partners LP	32,514,600
1,025,000	Canadian Natural Resources Ltd.	32,666,750
1,025,000	Enable Midstream Partners LP	16,717,750
900,000	Energy Transfer Equity LP	16,794,000
1,785,000	Energy Transfer Partners LP	42,732,900
695,000	EnLink Midstream Partners LP	12,336,250
1,545,000	Enterprise Products Partners LP	42,209,400
350,000	EQT Midstream Partners LP	27,314,000
700,000	Genesis Energy LP	21,938,000
350,000	Magellan Midstream Partners LP	26,005,000
475,000	Occidental Petroleum Corp.	29,231,500
500,000	Phillips 66 Partners LP	26,340,000
605,000	Rice Midstream Partners LP	15,258,100
400,000	Spectra Energy Partners LP	18,060,000
850,000	Suncor Energy, Inc.	26,656,000
595,000	Tallgrass Energy GP LP	16,035,250
415,000	Tallgrass Energy Partners LP	21,289,500
485,000	Tesoro Logistics LP	26,607,100
275,000	Western Gas Equity Partners LP	12,592,250
380,000	Western Gas Partners LP	22,309,800
200,000	Williams Partners LP	8,186,000

		521,010,150

Pharmaceuticals – 3.6%
475,000	Novo Nordisk A/S ADR	18,373,000
1,950,000	Roche Holding AG ADR	63,761,100

		82,134,100

Road & Rail – 3.5%
470,000	Canadian National Railway Co.	33,976,300
410,000	Union Pacific Corp.	45,903,600

		79,879,900

Semiconductors & Semiconductor Equipment – 2.6%
685,000	Texas Instruments, Inc.	54,238,300
75,000	Xilinx, Inc.	4,733,250

		58,971,550

Software – 3.6%
1,170,000	Microsoft Corp.	80,098,200

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 4.7%
825,000	Ross Stores, Inc.	$53,625,000
675,000	The TJX Cos., Inc.	53,082,000

		106,707,000

Textiles, Apparel & Luxury Goods – 2.5%
1,000,000	NIKE, Inc. Class B	55,410,000

TOTAL COMMON STOCKS
(Cost $1,726,143,888)		$2,205,561,408

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.8%
Repurchase Agreements – 1.8%
Joint Repurchase Agreement Account II
$40,800,000	0.821%	05/01/17	$40,800,000
(Cost $40,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,766,943,888)			$2,246,361,408

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
53,364,775	0.660	$53,364,775
(Cost $53,364,775)

TOTAL INVESTMENTS – 101.9%
(Cost $1,820,308,663)		$2,299,726,183

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%		(43,816,478)

NET ASSETS – 100.0%		$2,255,909,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is on loan.
(b)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 14.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(d)	Represents an Affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2017, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$40,800,000	$40,800,931	$41,616,000

REPURCHASE AGREEMENTS — At April 30, 2017 the Principal Amount of the Fund’s interest in the Joint Repurchase

Agreement Account II was as follows:

Counterparty	Interest Rate	Rising Dividend Growth
Citigroup Global Markets, Inc.	0.83%	$5,572,503
Merrill Lynch & Co., Inc.	0.82	35,227,497
TOTAL		$40,800,000

At April 30, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000% to 6.000%	06/29/17 to 04/01/47
Federal National Mortgage Association	1.000 to 6.000	10/01/33 to 04/01/47
Government National Mortgage Association	3.500 to 4.500	03/15/45 to 04/20/47
United States Treasury Notes	0.000 to 7.625	11/09/17 to 01/31/20

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,971,756,748 and $1,766,943,888)(a)	$2,080,396,033	$2,246,361,408
Investments of affiliated issuers, at value (cost $12,786,326 and $0)	12,493,377	—
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	6,700,965	53,364,775
Cash	35,891,290	76,852
Foreign currencies, at value (cost $2,858 and $0, respectively)	2,795	—
Unrealized gain on forward foreign currency exchange contracts	2,010	—
Receivables:
Dividends and interest	16,759,884	5,707,254
Investments sold	7,335,532	11,711,733
Investments sold on an extended-settlement basis	2,221,904	—
Fund shares sold	4,386,267	1,187,047
Collateral on certain derivative contracts(b)	970,000	—
Foreign tax reclaims	231,677	3,200,535
Securities lending income	9,646	45,253
Reimbursement from investment adviser	—	39,609
Other assets	12,250	14,128
Total assets	2,167,413,630	2,321,708,594

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	258,426	—
Variation margin on certain derivative contracts	198,869	—
Written option contracts, at value (premium received $437,724 and $0, respectively)	351,292	—
Payables:
Payable upon return of securities loaned	6,700,965	53,364,775
Investments purchased	6,254,355	1,512,957
Investments purchased on an extended — settlement basis	4,488,750	—
Fund shares redeemed	3,764,631	8,612,262
Management fees	892,388	1,315,070
Distribution and Service fees and Transfer Agency fees	861,380	775,209
Accrued expenses	129,856	218,616
Total liabilities	23,900,912	65,798,889

NET ASSETS:
Paid-in capital	2,149,010,099	1,504,672,515
Distributions in excess of net investment income	(1,706,117)	(31,540,646)
Accumulated net realized gain (loss)	(110,278,588)	303,360,316
Net unrealized gain	106,487,324	479,417,520
NET ASSETS	$2,143,512,718	$2,255,909,705
Net Assets:
Class A	$399,188,442	$424,951,282
Class C	658,386,686	530,713,890
Institutional	785,240,926	852,056,957
Class IR	300,685,922	443,253,971
Class R	—	4,933,605
Class R6	10,742	—
Total Net Assets	$2,143,512,718	$2,255,909,705
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	17,880,658	19,594,676
Class C	29,967,926	24,317,719
Institutional	34,456,864	38,461,257
Class IR	13,230,867	20,022,718
Class R	—	227,925
Class R6	471	—
Net asset value, offering and redemption price per share:(c)
Class A	$22.33	$21.69
Class C	21.97	21.82
Institutional	22.79	22.15
Class IR	22.73	22.14
Class R	—	21.65
Class R6	22.79	—

(a)	Includes loaned securities having a market value of $6,518,553 and $51,556,722.
(b)	Represents initial margin on future transactions.
(c)	Maximum public offering price per share for Class A shares of the Income Builder and the Rising Dividend Growth Funds is $$23.63 and $22.95, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Interest	$34,933,578	$132,888
Dividends — unaffiliated issuers (net of foreign withholding taxes of $211,617 and $588,651)	13,694,995	18,922,541
Dividends — affiliated issuers	115,756	—
Securities lending income — affiliated issuer	119,833	123,758
Total investment income	48,864,162	19,179,187

Expenses:
Management fees	6,551,975	8,381,132
Distribution and Service fees(a)	3,944,241	3,503,402
Transfer Agency fees(a)	1,455,821	1,590,085
Custody, accounting and administrative services	128,096	109,811
Printing and mailing costs	101,254	150,727
Professional fees	54,532	35,145
Registration fees	47,293	53,801
Trustee fees	10,468	11,008
Other	25,629	34,024
Total expenses	12,319,309	13,869,135
Less — expense reductions	(1,153,219)	(227,981)
Net expenses	11,166,090	13,641,154
NET INVESTMENT INCOME	37,698,072	5,538,033

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $1,425 and $0)	26,639,624	316,463,331
Futures contracts	2,408,742	—
Written options	(2,725,872)	—
Forward foreign currency exchange contracts	2,324,161	—
Foreign currency transactions	(275,849)	(5,100)
Net change in unrealized gain (loss) on:
Investments	53,518,859	(22,917,493)
Futures contracts	(5,336,420)	—
Written options	(134,321)	—
Forward foreign currency exchange contracts	(2,381,726)	—
Foreign currency translation	70,590	—
Net realized and unrealized gain	74,107,788	293,540,738
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,805,860	$299,078,771

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Income Builder Fund	$620,032	$3,324,209	$—	$471,225	$631,600	$150,737	$202,257	$—	$2
Rising Dividend Growth Fund	723,917	2,767,049	12,436	550,177	525,739	180,597	328,846	4,726	—

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$37,698,072	$78,884,451
Net realized gain (loss)	28,370,806	(116,658,658)
Net change in unrealized gain	45,736,982	92,007,673
Net increase in net assets resulting from operations	111,805,860	54,233,466

Distributions to shareholders:
From net investment income
Class A Shares	(9,336,558)	(23,623,727)
Class C Shares	(10,686,957)	(21,479,735)
Institutional Shares	(15,901,890)	(29,565,682)
Class IR Shares	(4,678,402)	(4,918,271)
Class R6 Shares	(220)	(399)
Total distributions to shareholders	(40,604,027)	(79,587,814)

From share transactions:
Proceeds from sales of shares	412,922,668	664,843,281
Reinvestment of distributions	35,950,579	70,651,516
Cost of shares redeemed	(516,960,323)	(879,887,243)
Net decrease in net assets resulting from share transactions	(68,087,076)	(144,392,446)
TOTAL INCREASE (DECREASE)	3,114,757	(169,746,794)

Net assets:
Beginning of period	2,140,397,961	2,310,144,755
End of period	$2,143,512,718	$2,140,397,961
Undistributed (distribution in excess of) net investment income	$(1,706,117)	$1,199,838

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

	Rising Dividend Growth Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$5,538,033	$11,173,677
Net realized gain	316,458,231	64,107,594
Net change in unrealized loss	(22,917,493)	(204,537,263)
Net increase (decrease) in net assets resulting from operations	299,078,771	(129,255,992)

Distributions to shareholders:
From net investment income
Class A Shares	(3,559,756)	(4,554,978)
Class C Shares	(1,669,538)	(1,719,715)
Institutional Shares	(7,886,288)	(7,969,052)
Class IR Shares	(3,126,126)	(2,116,224)
Class R Shares	(29,976)	(22,185)
From net realized gains
Class A Shares	(12,124,423)	(6,170,307)
Class C Shares	(9,894,092)	(2,329,578)
Institutional Shares	(16,069,616)	(10,795,114)
Class IR Shares	(4,597,030)	(2,866,700)
Class R Shares	(87,013)	(30,052)
Total distributions to shareholders	(59,043,858)	(38,573,905)

From share transactions:
Proceeds from sales of shares	355,255,956	391,463,726
Reinvestment of distributions	51,693,690	33,367,494
Cost of shares redeemed	(895,450,320)	(1,457,677,449)
Net decrease in net assets resulting from share transactions	(488,500,674)	(1,032,846,229)
TOTAL DECREASE	(248,465,761)	(1,200,676,126)

Net assets:
Beginning of period	2,504,375,466	3,705,051,592
End of period	$2,255,909,705	$2,504,375,466
Distributions in excess of net investment income	$(31,540,646)	$(20,806,995)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$21.60	$0.40	$0.76	$1.16	$(0.43)	$—	$—	$(0.43)
2017 - C	21.26	0.31	0.75	1.06	(0.35)	—	—	(0.35)
2017 - Institutional	22.04	0.45	0.77	1.22	(0.47)	—	—	(0.47)
2017 - IR	21.98	0.44	0.77	1.21	(0.46)	—	—	(0.46)
2017 - R6	22.04	0.45	0.77	1.22	(0.47)	—	—	(0.47)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	21.77	0.79	(0.16)	0.63	(0.80)	—	—	(0.80)
2016 - C	21.45	0.62	(0.16)	0.46	(0.65)	—	—	(0.65)
2016 - Institutional	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2016 - IR	22.14	0.85	(0.16)	0.69	(0.85)	—	—	(0.85)
2016 - R6	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2015 - A	22.83	0.84	(0.99)	(0.15)	(0.82)	—	(0.09)	(0.91)
2015 - C	22.51	0.66	(0.98)	(0.32)	(0.66)	—	(0.08)	(0.74)
2015 - Institutional	23.25	0.94	(0.99)	(0.05)	(0.90)	—	(0.10)	(1.00)
2015 - IR	23.20	0.91	(1.01)	(0.10)	(0.86)	—	(0.10)	(0.96)
2015 - R6 (Commenced July 31, 2015)	22.83	0.18	(0.56)	(0.38)	(0.22)	—	(0.03)	(0.25)
2014 - A	22.47	0.89	0.64	1.53	(0.96)	(0.21)	—	(1.17)
2014 - C	22.17	0.70	0.65	1.35	(0.80)	(0.21)	—	(1.01)
2014 - Institutional	22.86	1.01	0.64	1.65	(1.05)	(0.21)	—	(1.26)
2014 - IR	22.81	0.96	0.66	1.62	(1.02)	(0.21)	—	(1.23)

THE PERIOD OCTOBER1, 2012 TO OCTOBER 31,
2013 - A	20.99	0.75	2.21	2.96	(0.88)	(0.60)	—	(1.48)
2013 - C	20.74	0.57	2.19	2.76	(0.73)	(0.60)	—	(1.33)
2013 - Institutional	21.33	0.83	2.27	3.10	(0.97)	(0.60)	—	(1.57)
2013 - IR	21.29	0.79	2.27	3.06	(0.94)	(0.60)	—	(1.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$22.33	5.39%	$399,188	0.98	%(e)	1.09	%(e)	3.68	%(e)	28%
21.97	5.00	658,387	1.73	(e)	1.84	(e)	2.92	(e)	28
22.79	5.58	785,241	0.58	(e)	0.69	(e)	4.06	(e)	28
22.73	5.53	300,686	0.73	(e)	0.84	(e)	3.90	(e)	28
22.79	5.63	11	0.58	(e)	0.69	(e)	4.07	(e)	28

21.60	3.04	574,574	0.98		1.10		3.75		80
21.26	2.25	682,819	1.73		1.85		2.98		80
22.04	3.42	740,182	0.58		0.70		4.13		80
21.98	3.28	142,813	0.73		0.85		3.96		80
22.04	3.38	10	0.58		0.70		4.12		80
21.77	(0.70)	708,457	0.97		1.10		3.73		57
21.45	(1.44)	704,566	1.72		1.85		2.98		57
22.20	(0.25)	766,537	0.57		0.70		4.13		57
22.14	(0.45)	130,575	0.72		0.85		3.98		57
22.20	(1.63)	10	0.58	(e)	0.69	(e)	3.15	(e)	57
22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52

22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$19.66	$0.05	$2.48	$2.53	$(0.14)	$(0.36)	$—	$(0.50)
2017 - C	19.79	(0.03)	2.49	2.46	(0.07)	(0.36)	—	(0.43)
2017 - Institutional	20.08	0.09	2.53	2.62	(0.19)	(0.36)	—	(0.55)
2017 - IR	20.07	0.07	2.54	2.61	(0.18)	(0.36)	—	(0.54)
2017 - R	19.63	0.02	2.49	2.51	(0.13)	(0.36)	—	(0.49)

FOR THE FISCAL YEARS ENDED OCTOBER 31 ,
2016 - A	20.68	0.07	(0.83)	(0.76)	(0.12)	(0.14)	—	(0.26)
2016 - C	20.84	(0.08)	(0.84)	(0.92)	(0.06)	(0.07)	—	(0.13)
2016 - Institutional	21.12	0.15	(0.85)	(0.70)	(0.15)	(0.19)	—	(0.34)
2016 - IR	21.10	0.12	(0.84)	(0.72)	(0.14)	(0.17)	—	(0.31)
2016 - R	20.66	0.02	(0.84)	(0.82)	(0.08)	(0.13)	—	(0.21)
2015 - A	21.25	0.06	(0.42)	(0.36)	(0.10)	—	(0.11)	(0.21)
2015 - C	21.41	(0.10)	(0.42)	(0.52)	(0.02)	—	(0.03)	(0.05)
2015 - Institutional	21.69	0.15	(0.43)	(0.28)	(0.14)	—	(0.15)	(0.29)
2015 - IR	21.68	0.11	(0.43)	(0.32)	(0.13)	—	(0.13)	(0.26)
2015 - R	21.20	0.01	(0.43)	(0.42)	(0.06)	—	(0.06)	(0.12)
2014 - A	18.50	0.03	2.88	2.91	(0.07)	—	(0.09)	(0.16)
2014 - C	18.65	(0.13)	2.92	2.79	(0.02)	—	(0.01)	(0.03)
2014 - Institutional	18.88	0.11	2.94	3.05	(0.11)	—	(0.13)	(0.24)
2014 - IR	18.87	0.07	2.95	3.02	(0.10)	—	(0.11)	(0.21)
2014 - R	18.46	(0.03)	2.89	2.86	(0.06)	—	(0.06)	(0.12)
2013 - A	15.16	(0.03)	3.54	3.51	(0.04)	—	(0.13)	(0.17)
2013 - C	15.30	(0.17)	3.58	3.41	(0.02)	—	(0.04)	(0.06)
2013 - Institutional	15.46	0.04	3.61	3.65	(0.06)	—	(0.17)	(0.23)
2013 - IR	15.46	— (e)	3.61	3.61	(0.04)	—	(0.16)	(0.20)
2013 - R	15.15	(0.11)	3.57	3.46	(0.02)	—	(0.13)	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s predecessor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.69	13.02%	$424,951	1.16	%(d)	1.17	%(d)	0.45	%(d)	33%
21.82	12.53	530,714	1.91	(d)	1.92	(d)	(0.30	)(d)	33
22.15	13.20	852,057	0.76	(d)	0.77	(d)	0.85	(d)	33
22.14	13.13	443,254	0.91	(d)	0.93	(d)	0.69	(d)	33
21.65	12.89	4,934	1.41	(d)	1.42	(d)	0.19	(d)	33

19.66	(3.71)	697,430	1.14		1.16		0.35		16
19.79	(4.43)	571,438	1.89		1.91		(0.40)		16
20.08	(3.35)	958,317	0.74		0.76		0.74		16
20.07	(3.45)	272,442	0.89		0.91		0.59		16
19.63	(3.96)	4,749	1.39		1.41		0.10		16
20.68	(1.72)	1,054,093	1.13		1.15		0.28		25
20.84	(2.44)	732,998	1.88		1.90		(0.47)		25
21.12	(1.29)	1,476,799	0.73		0.74		0.67		25
21.10	(1.49)	437,422	0.88		0.89		0.53		25
20.66	(2.00)	3,740	1.38		1.39		0.05		25
21.25	15.81	1,063,292	1.15		1.16		0.13		12
21.41	14.93	632,859	1.90		1.91		(0.63)		12
21.69	16.26	1,509,224	0.75		0.76		0.52		12
21.68	16.10	428,787	0.90		0.91		0.37		12
21.20	15.53	7,268	1.40		1.41		(0.14)		12
18.50	23.27	858,185	1.18		1.21		(0.18)		13
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, IR and R6	Diversified
Rising Dividend Growth	A, C, Institutional, IR and R	Non-Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

42

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Income Builder Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$677,930,601	$2,405,666	$—
Europe	97,497,507	—	—
Asia	10,361,092	—	—
Preferred Stocks(a)	—	49,390,139	—
Fixed Income
Corporate Obligations	—	1,011,087,468	—
Mortgage-Backed Obligations	—	723,954	—
Asset-Backed Securities	—	31,645	—
Bank Loans	—	158,825,090	2,796,922
U.S. Treasury Obligations	63,689,761	—	—
Investment Companies	12,493,377	—	—
Short-term Investments	—	5,656,188	—
Securities Lending Reinvestment Vehicle	6,700,965	—	—
Total	$868,673,303	$1,228,120,150	$2,796,922

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,010	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(258,426)	$—
Futures Contracts(b)	(1,693,687)	—	—
Written Options Contracts	—	(351,292)	—
Total	$(1,693,687)	$(609,718)	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$2,066,581,058	$—	$—
Europe	117,819,100	—	—
Asia	21,161,250	—	—
Short-term Investments	—	40,800,000	—
Securities Lending Reinvestment Vehicle	53,364,775	—	—
Total	$2,258,926,183	$40,800,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—	Variation margin on certain derivative contracts(a)	$(1,693,687)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,010	Payable for unrealized loss on forward foreign currency exchange contracts	(258,426)
Equity	—	—	Options Written, at value	(351,292)
Total		$2,010		$(2,303,405)

(a)	Includes unrealized gain (loss) on futures described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,408,742	$(5,336,420)	2,239
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,324,161	(2,381,726)	3
Equity	Net realized gain (loss) from written options contracts/Net change in unrealized gain (loss) on written options contracts	(2,725,872)	(134,321)	4
Total		$2,007,031	$(7,852,467)	2,246

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in

49

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.62%	0.51	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.70	0.70

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Income Builder Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund and the Goldman Sachs High Yield Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended April 30, 2017, GSAM waived $9,823 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Income Builder	$74,862	$70
Rising Dividend Growth	34,685	—

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.02% of the average daily net assets of Class R6 Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.034% and 0.014% respectively. These Other Expense limitations will remain in place through at least February 28, 2018 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$1,147,617	$5,602	$1,153,219
Rising Dividend Growth	—	227,981	227,981

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of April 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

G.  Other Transactions with Affiliates — For the six months ended April 30, 2017 , Goldman Sachs earned $56,926, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

As of April 30, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class R6 Shares of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2017:

Income Builder Fund
Underlying Funds	Market Value 10/31/2016	Purchases at Cost*	Proceeds from Sales	Change in Unrealized Gain (Loss)	Market Value 4/30/2017	Dividend Income
Goldman Sachs Financial Square Government Fund —Institutional Shares	$637	$220,035,187	$(210,774,126)	$—	$9,261,699	$28,364
Goldman Sachs High Yield Fund — Institutional Shares	3,072,194	87,392	—	72,092	3,231,678	87,392
Total	$3,072,831	$220,122,579	$(210,774,126)	$72,092	$12,493,377	$115,756

*	Includes reinvestment of distributions.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were:

Fund	Purchases of U.S Government Securities	Purchases (Excluding U.S Government Securities)	Sales and Maturities of U.S Government Securities	Sales and Maturities (Excluding U.S Government Securities)
Income Builder	$64,578,461	$512,830,008	$64,703,855	$603,765,534
Rising Dividend Growth	__	782,757,006	__	1,308,403,936

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending

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7. SECURITIES LENDING (continued)

(“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to the exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk.The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Period Ended April, 30 2017		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$13,750	$—	$—

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2017:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Income Builder	$—	$134,917,091	$(128,216,126)	$6,700,965	$6,700,965
Rising Dividend Growth	—	112,755,700	(59,390,925)	53,364,775	53,364,775

53

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Capital loss carryforwards:
Perpetual Short-term	$(33,413,371)	$—
Perpetual Long-term	(97,772,677)	—
Total capital loss carryforwards	$(131,186,048)	$—
Timing differences (Straddle Loss Deferral)	$(129,005)	$—

As of April 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$1,994,005,069	$1,841,538,130
Gross unrealized gain	552,087,103	535,948,335
Gross unrealized loss	(446,501,797)	(77,760,282)
Net unrealized security gain	$105,585,306	$458,188,053

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales,market gains (losses) on regulated futures contracts, and option contracts, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments, partnership investments, and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

54

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

55

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

9. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Goldman Sachs Rising Dividend Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

56

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

57

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,816,919	$39,991,504	6,417,009	$135,325,881
Reinvestment of distributions	402,851	8,873,105	1,074,715	22,631,211
Shares redeemed	(10,942,673)	(242,227,728)	(13,425,507)	(282,878,547)
	(8,722,903)	(193,363,119)	(5,933,783)	(124,921,455)
Class C Shares
Shares sold	2,119,818	46,023,759	7,306,512	151,771,191
Reinvestment of distributions	431,120	9,366,898	892,247	18,511,915
Shares redeemed	(4,699,319)	(101,868,373)	(8,925,794)	(185,458,715)
	(2,148,381)	(46,477,716)	(727,035)	(15,175,609)
Institutional Shares
Shares sold	6,008,174	135,272,022	13,872,849	298,461,739
Reinvestment of distributions	578,552	13,033,192	1,143,274	24,592,125
Shares redeemed	(5,718,142)	(128,538,857)	(15,961,525)	(341,074,922)
	868,584	19,766,357	(945,402)	(18,021,058)
Class IR Shares
Shares sold	8,494,571	191,635,383	3,669,557	79,284,470
Reinvestment of distributions	207,322	4,677,164	228,964	4,915,866
Shares redeemed	(1,968,279)	(44,325,365)	(3,298,048)	(70,475,059)
	6,733,614	151,987,182	600,473	13,725,277
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	220	19	399
Shares redeemed	—	—	—	—
	9	220	19	399
NET DECREASE	(3,269,077)	$(68,087,076)	(7,005,728)	$(144,392,446)

58

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,011,488	$21,082,099	3,916,114	$78,170,830
Reinvestment of distributions	719,106	14,869,841	505,011	10,184,845
Shares redeemed	(17,610,989)	(372,929,492)	(19,916,300)	(397,545,857)
	(15,880,395)	(336,977,552)	(15,495,175)	(309,190,182)
Class C Shares
Shares sold	602,913	12,686,177	2,907,964	58,472,731
Reinvestment of distributions	472,424	9,826,049	168,273	3,421,719
Shares redeemed	(5,638,667)	(118,576,541)	(9,375,119)	(189,077,628)
	(4,563,330)	(96,064,315)	(6,298,882)	(127,183,178)
Institutional Shares
Shares sold	3,178,843	68,107,058	8,384,281	170,099,746
Reinvestment of distributions	906,800	19,212,208	717,189	14,752,547
Shares redeemed	(13,348,989)	(284,933,380)	(31,315,476)	(637,420,174)
	(9,263,346)	(197,614,114)	(22,214,006)	(452,567,881)
Class IR Shares
Shares sold	11,595,839	252,908,407	3,951,924	81,451,310
Reinvestment of distributions	363,101	7,718,614	242,327	4,981,603
Shares redeemed	(5,513,265)	(118,173,425)	(11,346,731)	(231,563,736)
	6,445,675	142,453,596	(7,152,480)	(145,130,823)
Class R Shares
Shares sold	22,494	472,215	161,958	3,269,109
Reinvestment of distributions	3,238	66,978	1,326	26,780
Shares redeemed	(39,702)	(837,482)	(102,380)	(2,070,054)
	(13,970)	(298,289)	60,904	1,225,835
NET DECREASE	(23,275,366)	$(488,500,674)	(51,099,639)	$(1,032,846,229)

59

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,053.90		$4.99	$1,000.00	$1,130.20		$6.13
Hypothetical 5% return	1,000.00	1,019.93	+	4.91	1,000.00	1,019.04	+	5.81
Class C
Actual	1,000.00	1,050.00		8.79	1,000.00	1,125.30		10.06
Hypothetical 5% return	1,000.00	1,016.22	+	8.65	1,000.00	1,015.32	+	9.54
Institutional
Actual	1,000.00	1,055.80		2.96	1,000.00	1,132.00		4.02
Hypothetical 5% return	1,000.00	1,021.92	+	2.91	1,000.00	1,021.03	+	3.81
Class IR
Actual	1,000.00	1,055.30		3.72	1,000.00	1,131.30		4.81
Hypothetical 5% return	1,000.00	1,021.17	+	3.66	1,000.00	1,020.28	+	4.56
Class R
Actual	N/A	N/A		—	1,000.00	1,128.90		7.44
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.80	+	7.05
Class R6
Actual	1,000.00	1,056.30		2.96	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,021.92	+	2.91	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Income Builder+	0.98%	1.73%	0.58%	0.73%	N/A	0.58%
Rising Dividend Growth+	1.16	1.91	0.76	0.91	1.41	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solution. Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94679-TMPL-06/2017-550394 DIVFOSAR-17 / 82.5k

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities posted double-digit gains during the six months ended April 30, 2017 (the “Reporting Period”), with Federal Reserve (“Fed”) monetary policy, economic data and political events dominating market sentiment.

When the Reporting Period began in November 2016, U.S. equities sold off ahead of the presidential election but surged higher after the surprise result on anticipation of a potentially pro-growth effect from the incoming Administration’s fiscal stimulus plan. In December 2016, the Fed raised rates 0.25% as had largely been anticipated and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement. (Hawkish implies higher interest rates; opposite of dovish.)

In January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. Despite political uncertainty and concerns about protectionism, U.S. equities continued to advance in February 2017 amid “risk on” sentiment due to potential U.S. tax reform and deregulation as well as stronger economic data. In March 2017, the Fed raised interest rates another 0.25%, while maintaining its projections for three rate hikes in 2017. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower as Republicans in the House of Representatives struggled to schedule a vote on health care legislation.

The U.S. equity market initially fell in April 2017 as minutes from the Fed’s March meeting indicated policymakers were worried that stocks were overvalued. Economic activity and inflation data also appeared to be moderating. The U.S. gross domestic product (“GDP”) grew at just 0.7% during the first calendar quarter, while in April 2017, the Institute for Supply Management manufacturing index edged lower and the core Personal Consumption Expenditures (“PCE”) Index (which excludes food and energy expenditures) decreased. However, the unemployment rate fell to 4.4%, while the Employment Cost Index (“ECI”) reached its highest level since 2007. (The ECI is a quarterly report from the U.S. Department of Labor that details changes in the costs of labor, such as wages and benefits.) On the political front, a setback suffered by the House Republicans in their first attempt to pass health care legislation tempered optimism about fiscal policy, but an ambitious tax reform proposal from the White House lifted market sentiment. In addition, first-round results in France’s presidential election, which were widely interpreted by investors as pro-market, buoyed global equities broadly. Strong first quarter 2017 corporate earnings results also supported equity performance.

For the Reporting Period overall, the S&P 500® Index returned 13.32%, with all of its 11 sectors generating positive returns. Financials, industrials and materials were the best performing sectors in the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, consumer staples and telecommunication services.

In terms of market capitalization, small-cap stocks outperformed large-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 18.37% during the Reporting Period. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 15.23% during the Reporting Period, while the Russell 1000® Value Index, representing large-cap value stocks, returned 11.69%.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Domestic Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

∎	Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

∎	Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

∎	Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.
∎	Offer broad access to a clearly defined equity universe.
∎	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2017

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2017 (the “Reporting Period”).

We made two enhancements to our Momentum theme. For U.S. investments, we now analyze corporate press releases pulled directly from news wires to quickly identify new themes to which a company may be exposed. Leveraging natural language processing technology, we search for key words or phrases within the text of each press release that may alert us to new trends affecting certain groups of companies. We then track performance of those companies to gauge, and capitalize on, momentum in these various thematic trends. Another way we seek to quantify the relationship between seemingly disparate companies is by exploring how frequently any two companies are mentioned together in the same news article.

In addition, we made an enhancement to our Sentiment theme by introducing a signal that focuses on measuring the amount of praise offered by analysts during company earnings calls. We analyze thousands of earnings call transcripts using natural language processing. By focusing on a key set of congratulatory words, we can measure the number of analysts issuing praise and gain a comprehensive view of investor sentiment about a company’s most recent quarterly earnings.

Within our Profitability theme, we introduced a signal that looks at credit card spending patterns as a real-time indicator of corporate profitability. Rather than waiting for quarterly earnings announcements, we evaluate more than 74 billion credit card transactions, which we use to link real-time consumer spending patterns to underlying companies.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period.

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 15.32%, 14.93%, 15.57%, 15.31%, 15.49%, 15.20% and 15.57%, respectively. These returns compare to the 15.23% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generally outperformed the Index, with four of our quantitative model’s six investment themes contributing positively to relative returns. Certain individual stock positions dampened performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes bolstered the Fund’s relative performance. Valuation contributed most positively to performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment, Momentum and Quality also added to relative returns. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality.

Our Profitability theme detracted from relative results, followed by Management. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile

PORTFOLIO RESULTS

similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, certain individual stock positions limited relative overall performance. Investments in the consumer discretionary, information technology and utilities sectors detracted from results. Security selection in the industrials, materials and utilities sectors enhanced relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its overweight positions in International Game Technology, Sysco and O’Reilly Auto Parts. The overweight in gaming company International Game Technology was due to our positive views on Momentum and Valuation. We chose to overweight food products company Sysco based on our positive views on Sentiment and Momentum, while the Fund was overweight retailer O’Reilly Auto Parts because of our positive views on Sentiment.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in Steel Dynamics, a steel producer; Citizens Financial Group, a bank; and Applied Materials, a provider of equipment, services and software to semiconductor, flat panel display and solar products companies. We adopted the overweights in Steel Dynamics and Citizens Financial Group based on our positive views on Sentiment and Valuation. The overweight in Applied Materials was the result of our positive views on Sentiment and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, real estate, financials and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, consumer discretionary and industrials sectors. The Fund was relatively neutral compared to the Index in the materials, utilities and information technology sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Growth Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	15.32%	15.23%
Class C	14.93	15.23
Institutional	15.57	15.23
Service	15.31	15.23
Class IR	15.49	15.23
Class R	15.20	15.23
Class R6	15.57	15.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.71%	12.67%	6.86%	5.72%	5/1/97
Class C	15.29	13.11	6.65	4.42	8/15/97
Institutional	17.61	14.40	7.90	6.44	5/1/97
Service	17.00	13.84	7.37	5.92	5/1/97
Class IR	17.44	14.24	N/A	7.88	11/30/07
Class R	16.85	13.66	N/A	7.36	11/30/07
Class R6	17.66	N/A	N/A	9.31	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.15%
Class C	1.71	1.90
Institutional	0.56	0.75
Service	1.06	1.26
Class IR	0.71	0.90
Class R	1.21	1.40
Class R6	0.54	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5,6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.2%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	3.4	Software
Amazon.com, Inc.	3.0	Internet & Direct Marketing Retail
Facebook, Inc. Class A	2.8	Internet Software & Services
Alphabet, Inc. Class A	2.4	Internet Software & Services
Alphabet, Inc. Class C	2.3	Internet Software & Services
Amgen, Inc.	2.1	Biotechnology
Celgene Corp.	1.8	Biotechnology
UnitedHealth Group, Inc.	1.7	Health Care Providers & Services
Biogen, Inc.	1.5	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents 1.9% of the Fund’s net assets as of 4/30/17.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period.

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 13.99%, 13.58%, 14.29%, 13.94%, 14.13%, 13.90% and 14.24%, respectively. These returns compare to the 11.69% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with four of our quantitative model’s six investment themes adding to relative returns. Stock selection overall enhanced performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative performance. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Valuation and Quality also bolstered relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality.

Management was the only theme that detracted from relative returns during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The impact of our Profitability theme was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection added to relative performance overall. The Fund benefited from investments in the industrials, energy and materials sectors. Consumer staples was the only sector in which the Fund was hampered by stock selection.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund was helped during the Reporting Period by its overweight positions in Citizens Financial Group and Applied Materials. We adopted the overweight in Citizens Financial Group, a bank, based on our positive views on Sentiment and Valuation. Our positive views on Sentiment, Quality and Valuation led us to overweight Applied Materials, a provider of equipment, services and software to semiconductor, flat panel display and solar products companies. An underweight in Qualcomm, a semiconductor and telecommunications equipment company, also added to the Fund’s relative returns. We assumed the underweight in Qualcomm due to our negative views on Quality and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of its individual stock positions, the Fund was hurt most during the Reporting Period by its overweight position in International Game Technology and its underweight positions in Bank of America and Oracle. The overweight in gaming company International Game Technology was due to our positive views on Momentum, Valuation and Sentiment. We chose to underweight diversified financials institution Bank of America because of our negative views on Momentum and Management, while the Fund was underweight computer technology company Oracle as a result of our negative views on Quality and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care and consumer discretionary sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, telecommunication services, energy and utilities sectors. The Fund was relatively neutral compared to the Index in the industrials, consumer staples, real estate, information technology and materials sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Value Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	13.99%	11.69%
Class C	13.58	11.69
Institutional	14.29	11.69
Service	13.94	11.69
Class IR	14.13	11.69
Class R	13.90	11.69
Class R6	14.24	11.69

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.65%	11.53%	4.22%	5.43%	12/31/98
Class C	18.33	11.96	4.02	4.97	12/31/98
Institutional	20.75	13.25	5.23	6.17	12/31/98
Service	20.16	12.68	4.71	5.65	12/31/98
Class IR	20.52	13.06	N/A	5.94	11/30/07
Class R	19.90	12.50	N/A	5.42	11/30/07
Class R6	20.69	N/A	N/A	9.41	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.15%
Class C	1.71	1.90
Institutional	0.56	0.75
Service	1.06	1.24
Class IR	0.71	0.90
Class R	1.21	1.40
Class R6	0.54	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	3.8%	Banks
Exxon Mobil Corp.	2.4	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	2.3	Pharmaceuticals
Johnson & Johnson	1.8	Pharmaceuticals
Berkshire Hathaway, Inc. Class B	1.8	Diversified Financial Services
The Bank of New York Mellon Corp.	1.4	Capital Markets
Wal-Mart Stores, Inc.	1.4	Food & Staples Retailing
Union Pacific Corp.	1.4	Road & Rail
AT&T, Inc.	1.4	Diversified Telecommunication Services
Danaher Corp.	1.3	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period.

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 16.98%, 16.52%, 17.25%, 16.96%, 17.14%, 16.86% and 17.26%, respectively. These returns compare to the 18.37% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes enhanced relative returns. Valuation, Sentiment and Quality contributed most positively, followed by Momentum. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

None of our investment themes detracted from relative results during the Reporting Period. The impact of our Profitability and Management themes was rather neutral. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, the Fund benefited from its underweight position in the consumer staples sector and its overweight in the industrials sector during the Reporting Period.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, certain individual stock positions detracted from relative overall performance. The Fund was hurt most by security selection in the consumer discretionary, materials and financials sectors. Investments in the information technology, consumer staples and energy sectors bolstered relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its overweight positions in Liberty TripAdvisor Holdings, Huron Consulting Group and Finish Line. The overweight in Liberty TripAdvisor Holdings, which engages in online travel research and online commerce businesses, was due to our positive views on Sentiment and Quality. We chose to overweight management consulting company Huron Consulting Group because of our positive views on Quality and Valuation. The Fund was overweight Finish Line, a retailer of athletic shoes and related apparel, based on our positive views on Valuation and Quality.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund was aided during the Reporting Period by overweight positions in Exelixis, a genomics-based drug company; Masimo, a manufacturer of noninvasive patient monitoring technologies; and Rogers, a specialty materials company. Our positive views on Sentiment and Quality caused us to overweight Exelixis. The overweight in Masimo was the result of our positive views on Quality and Profitability. We assumed the overweight in Rogers because of our positive views on Sentiment and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary and information technology sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, utilities and consumer staples sectors. The Fund was relatively neutral compared to the Index in the materials, industrials, energy, real estate, telecommunication services and health care sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Equity Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	16.98%	18.37%
Class C	16.52	18.37
Institutional	17.25	18.37
Service	16.96	18.37
Class IR	17.14	18.37
Class R	16.86	18.37
Class R6	17.26	18.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.93%	10.17%	5.07%	6.61%	8/15/97
Class C	20.78	10.59	4.87	6.13	8/15/97
Institutional	23.16	11.88	6.09	7.34	8/15/97
Service	22.50	11.31	5.56	6.81	8/15/97
Class IR	22.96	11.70	N/A	8.29	11/30/07
Class R	22.35	11.15	N/A	7.77	11/30/07
Class R6	23.18	N/A	N/A	10.10	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.49%
Class C	1.99	2.24
Institutional	0.84	1.08
Service	1.34	1.59
Class IR	0.99	1.22
Class R	1.49	1.74
Class R6	0.82	1.06

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
LogMeIn, Inc.	0.9%	Internet Software & Services
Masimo Corp.	0.8	Health Care Equipment & Supplies
Aaron’s, Inc.	0.8	Specialty Retail
Entegris, Inc.	0.8	Semiconductors & Semiconductor Equipment
Take-Two Interactive Software, Inc.	0.8	Software
Exelixis, Inc.	0.8	Biotechnology
Rogers Corp.	0.8	Electronic Equipment, Instruments & Components
Aspen Technology, Inc.	0.8	Software
Southwest Gas Holdings, Inc.	0.7	Gas Utilities
Curtiss-Wright Corp.	0.7	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets as of April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period.

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 17.57%, 17.18%, 17.84%, 17.75%, 17.46% and 17.82%, respectively. These returns compare to the 18.48% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, five of our quantitative model’s six investment themes contributed positively to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Valuation was our best performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment, Quality, Momentum and Management also enhanced performance. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Profitability was the only theme that detracted from the Fund’s relative performance during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the

PORTFOLIO RESULTS

Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Certain stock positions caused the Fund to underperform the Index. During the Reporting Period, stock selection in the consumer discretionary, financials and real estate sectors detracted from relative returns. The Fund was helped by holdings in the information technology sector and to somewhat lesser extent, by investments in the consumer staples and industrials sectors.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its underweight position in Coherent, a laser solutions provider. We chose to underweight Coherent because of our negative views on Quality and Valuation. Overweight positions in Liberty TripAdvisor Holdings and Finish Line also detracted from relative results. The overweight in Liberty TripAdvisor Holdings, which engages in online travel research and online commerce businesses, was due to our positive views on Sentiment and Quality. The Fund was overweight Finish Line, a retailer of athletic shoes and related apparel, based on our positive views on Valuation and Quality.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited during the Reporting Period from overweight positions in Exelixis, a genomics-based drug company; Masimo, a manufacturer of noninvasive patient monitoring technologies; and Rogers, a specialty materials company. Our positive views on Sentiment and Quality led to the overweight in Exelixis. The Fund was overweight Masimo because of our positive views on Quality and Profitability. We adopted the overweight in Rogers due to our positive views on Sentiment and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary sector relative to the Index. Compared to the Index, the Fund was underweight the health care, information technology and consumer staples sectors. The Fund was relatively neutral compared to the Index in the utilities, energy, real estate, materials, industrials, financials and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Growth Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	17.57%	18.48%
Class C	17.18	18.48
Institutional	17.84	18.48
Class IR	17.75	18.48
Class R	17.46	18.48
Class R6	17.82	18.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	13.93%	10.28%	6.47%	6/25/07
Class C	18.67	10.70	6.29	6/25/07
Institutional	21.07	11.98	7.52	6/25/07
Class IR	20.89	11.80	8.80	11/30/07
Class R	20.30	11.26	8.25	11/30/07
Class R6	21.08	N/A	5.99	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.21%	1.51%
Class C	1.96	2.26
Institutional	0.85	1.11
Class IR	0.96	1.23
Class R	1.46	1.76
Class R6	0.83	1.06

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5,6]
Holding	% of Net Assets	Line of Business
Take-Two Interactive Software, Inc.	1.2%	Software
LogMeIn, Inc.	1.1	Internet Software & Services
Aspen Technology, Inc.	1.0	Software
Masimo Corp.	0.9	Health Care Equipment & Supplies
The Chemours Co.	0.9	Chemicals
Cirrus Logic, Inc.	0.9	Semiconductors & Semiconductor Equipment
Louisiana-Pacific Corp.	0.9	Paper & Forest Products
Tenneco, Inc.	0.9	Auto Components
Exelixis, Inc.	0.8	Biotechnology
InterDigital, Inc.	0.8	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents 2.6% of the Fund’s net assets as of 4/30/17.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets as of April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period.

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 17.90%, 17.47%, 18.14%, 18.05%, 17.75% and 18.13%, respectively. These returns compare to the 18.26% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes contributed positively to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, our Sentiment, Valuation, Quality and Momentum themes added to relative returns. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

None of our investment themes detracted from relative performance during the Reporting Period. The impact of our Profitability and Management themes was rather neutral. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the

PORTFOLIO RESULTS

Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Certain stock positions led the Fund to underperform the Index during the Reporting Period. Investments in the consumer discretionary, materials and real estate sectors detracted most from relative returns. The Fund benefited from stock selection in the financials, consumer staples and information technology sectors.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its underweight position in Cliffs Natural Resources, an iron ore mining company. Our negative views on Quality led us to underweight the stock. Overweight positions in Liberty TripAdvisor Holdings and Finish Line also detracted from relative performance. The overweight in Liberty TripAdvisor Holdings, which engages in online travel research and online commerce businesses, was due to our positive views on Valuation and Momentum. The Fund was overweight Finish Line, a retailer of athletic shoes and related apparel, based on our positive views on Valuation and Quality.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited during the Reporting Period from overweight positions in Exelixis, a genomics-based drug company; Rogers, a specialty materials company; and Masimo, a manufacturer of noninvasive patient monitoring technologies. We adopted the overweight in Exelixis because of our positive views on Sentiment and Quality, while the overweight in Rogers was the result of our positive views on Sentiment and Profitability. The Fund was overweight Masimo due to our positive views on Quality and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, information technology and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the health care, industrials, real estate, energy and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Value Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	17.90%	18.26%
Class C	17.47	18.26
Institutional	18.14	18.26
Class IR	18.05	18.26
Class R	17.75	18.26
Class R6	18.13	18.26

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	19.39%	10.18%	5.12%	6/25/07
Class C	24.40	10.60	4.93	6/25/07
Institutional	26.86	11.88	6.17	6/25/07
Class IR	26.69	11.71	8.12	11/30/07
Class R	26.05	11.15	7.62	11/30/07
Class R6	26.86	N/A	14.15	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.54%
Class C	1.99	2.29
Institutional	0.84	1.14
Class IR	0.99	1.29
Class R	1.49	1.79
Class R6	0.82	1.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
FNB Corp.	1.0%	Banks
CNO Financial Group, Inc.	0.9	Insurance
Wintrust Financial Corp.	0.9	Banks
Hancock Holding Co.	0.9	Banks
Southwest Gas Holdings, Inc.	0.9	Gas Utilities
EMCOR Group, Inc.	0.9	Construction & Engineering
Aaron’s, Inc.	0.8	Specialty Retail
UMB Financial Corp.	0.8	Banks
Esterline Technologies Corp.	0.8	Aerospace & Defense
Dana, Inc.	0.8	Auto Components

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.3% of the Fund’s net assets as of April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period.

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 14.80%, 14.36%, 15.03%, 14.75%, 14.94%, 14.64% and 15.04%, respectively. These returns compare to the 13.32% cumulative total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative returns. Stock selection overall enhanced results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes bolstered relative results. Valuation was our best performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum, Sentiment, Quality and Profitability also contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

None of our investment themes detracted from relative performance during the Reporting Period. The impact of our Management theme was rather neutral. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected

PORTFOLIO RESULTS

using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, stock selection overall added to relative performance. The Fund benefited from investments in the financials, industrials and materials sectors. Stock picks in the consumer discretionary and consumer staples sectors limited relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in Citizens Financial Group, a bank; Applied Materials, a provider of equipment, services and software to semiconductor, flat panel display and solar products companies; and Steel Dynamics, a steel producer. Our positive views on Sentiment and Valuation led us to overweight Citizen Financial Group and Steel Dynamics. The overweight in Applied Materials was the result of our positive views on Sentiment and Quality.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its underweight in diversified financials institution Bank of America. The underweight was assumed due to our negative views on Management and Momentum. Overweight positions in International Game Technology and Express Scripts Holdings also detracted from relative performance. We chose to overweight gaming company International Game Technology based on our positive views on Momentum and Valuation. The Fund was overweight pharmacy benefit manager Express Scripts Holdings because of our positive views on Valuation and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, information technology and real estate sectors relative to the Index. Compared to the Index, the Fund was underweight the financials and consumer discretionary sectors. The Fund was relatively neutral compared to the Index in the telecommunication services, industrials, utilities, energy, consumer staples and materials sectors at the end of the Reporting Period.

FUND BASICS

U.S. Equity Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	14.80%	13.32%
Class C	14.36	13.32
Institutional	15.03	13.32
Service	14.75	13.32
Class IR	14.94	13.32
Class R	14.64	13.32
Class R6	15.04	13.32

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.12%	11.77%	5.63%	8.27%	5/24/91
Class C	16.77	12.21	5.44	5.31	8/15/97
Institutional	19.15	13.50	6.65	8.71	6/15/95
Service	18.55	12.93	6.13	7.29	6/07/96
Class IR	18.96	13.32	N/A	6.89	11/30/07
Class R	18.37	12.76	N/A	6.37	11/30/07
Class R6	19.17	N/A	N/A	8.77	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.18%
Class C	1.71	1.93
Institutional	0.56	0.78
Service	1.06	1.28
Class IR	0.71	0.93
Class R	1.21	1.43
Class R6	0.54	0.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.7%	Technology Hardware, Storage & Peripherals
JPMorgan Chase & Co.	2.4	Banks
UnitedHealth Group, Inc.	1.8	Health Care Providers & Services
Amazon.com, Inc.	1.7	Internet & Direct Marketing Retail
Facebook, Inc. Class A	1.6	Internet Software & Services
Microsoft Corp.	1.6	Software
MasterCard, Inc. Class A	1.5	IT Services
Wal-Mart Stores, Inc.	1.5	Food & Staples Retailing
Union Pacific Corp.	1.4	Road & Rail
Amgen, Inc.	1.4	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense – 2.2%
7,081	Lockheed Martin Corp.	$1,907,975
27,039	Northrop Grumman Corp.	6,650,512
205,224	Spirit AeroSystems Holdings, Inc. Class A	11,730,604
48,937	The Boeing Co.	9,045,026
19,036	United Technologies Corp.	2,265,094

		31,599,211

Airlines – 2.1%
184,781	Delta Air Lines, Inc.	8,396,448
605,543	JetBlue Airways Corp.*	13,219,004
13,053	Southwest Airlines Co.	733,840
108,602	United Continental Holdings, Inc.*	7,624,946

		29,974,238

Auto Components – 2.0%
128,212	BorgWarner, Inc.	5,420,803
105,112	Delphi Automotive PLC	8,451,005
103,414	Lear Corp.	14,753,041

		28,624,849

Beverages – 0.5%
71,185	Monster Beverage Corp.*	3,230,375
27,561	PepsiCo, Inc.	3,122,110
28,740	The Coca-Cola Co.	1,240,131

		7,592,616

Biotechnology – 7.4%
138,306	Alexion Pharmaceuticals, Inc.*	17,672,741
179,390	Amgen, Inc.	29,297,975
78,764	Biogen, Inc.*	21,361,584
208,568	Celgene Corp.*	25,872,860
48,022	Gilead Sciences, Inc.	3,291,908
10,314	United Therapeutics Corp.*	1,296,470
58,795	Vertex Pharmaceuticals, Inc.*	6,955,449

		105,748,987

Building Products – 1.9%
106,287	Allegion PLC	8,358,410
56,426	Fortune Brands Home & Security, Inc.	3,596,593
409,024	Masco Corp.	15,142,068

		27,097,071

Capital Markets – 2.5%
179,800	Intercontinental Exchange, Inc.	10,823,960
85,894	S&P Global, Inc.	11,526,116
264,742	The Bank of New York Mellon Corp.	12,458,758

		34,808,834

Chemicals – 0.3%
16,050	Celanese Corp. Series A	1,396,992
26,110	PPG Industries, Inc.	2,867,922
1,925	The Sherwin-Williams Co.	644,259

		4,909,173

Common Stocks – (continued)
Communications Equipment – 1.3%
101,604	F5 Networks, Inc.*	13,120,125
160,958	Juniper Networks, Inc.	4,840,007

		17,960,132

Containers & Packaging – 2.1%
59,334	Crown Holdings, Inc.*	3,328,044
444,338	Graphic Packaging Holding Co.	6,034,110
296,429	Owens-Illinois, Inc.*	6,468,081
307,134	Sealed Air Corp.	13,520,039

		29,350,274

Distributors – 0.3%
39,425	Pool Corp.	4,716,018

Electrical Equipment – 0.8%
171,761	AMETEK, Inc.	9,824,729
9,382	Rockwell Automation, Inc.	1,476,258

		11,300,987

Electronic Equipment, Instruments & Components – 1.5%
726,687	Flex Ltd.*	11,234,581
335,144	Jabil Circuit, Inc.	9,725,879

		20,960,460

Energy Equipment & Services – 0.6%
144,963	Baker Hughes, Inc.	8,606,453

Equity Real Estate Investment Trusts (REITs) – 4.1%
24,947	American Homes 4 Rent Class A	575,028
164,633	American Tower Corp.	20,733,880
53,867	Colony NorthStar, Inc. Class A	704,042
43,575	Equinix, Inc.	18,201,278
31,860	Forest City Realty Trust, Inc. Class A	720,036
67,851	Host Hotels & Resorts, Inc.	1,217,925
122,693	SBA Communications Corp.*	15,519,438

		57,671,627

Food & Staples Retailing – 1.3%
258,914	The Kroger Co.	7,676,800
26,288	US Foods Holding Corp.*	741,322
108,226	Walgreens Boots Alliance, Inc.	9,365,878

		17,784,000

Food Products – 2.7%
94,792	Bunge Ltd.	7,491,412
340,056	Conagra Brands, Inc.	13,187,371
81,606	Pilgrim’s Pride Corp.	2,118,492
236,896	Tyson Foods, Inc. Class A	15,222,937

		38,020,212

Health Care Equipment & Supplies – 3.3%
261,820	Baxter International, Inc.	14,578,138
147,121	Danaher Corp.	12,259,593
338,540	Hologic, Inc.*	15,285,081
9,577	IDEXX Laboratories, Inc.*	1,606,350
4,008	Intuitive Surgical, Inc.*	3,350,167

		47,079,329

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Providers & Services – 5.0%
12,548	Anthem, Inc.	$2,232,164
108,120	Centene Corp.*	8,044,128
73,824	Cigna Corp.	11,543,859
34,971	Express Scripts Holding Co.*	2,145,121
15,654	Laboratory Corp. of America Holdings*	2,193,908
118,136	McKesson Corp.	16,337,027
138,801	UnitedHealth Group, Inc.	24,273,519
24,456	WellCare Health Plans, Inc.*	3,751,795

		70,521,521

Hotels, Restaurants & Leisure – 3.7%
14,165	Aramark	517,306
9,572	Chipotle Mexican Grill, Inc.*	4,541,627
6,907	Domino’s Pizza, Inc.	1,252,861
129,858	Hilton Worldwide Holdings, Inc.	7,657,726
181,445	International Game Technology PLC	4,028,079
280,999	Las Vegas Sands Corp.	16,576,131
132,181	Wyndham Worldwide Corp.	12,598,171
83,540	Yum! Brands, Inc.	5,492,755

		52,664,656

Household Durables* – 1.1%
66,052	Mohawk Industries, Inc.	15,508,349

Household Products – 1.2%
168,921	Colgate-Palmolive Co.	12,169,069
38,107	Spectrum Brands Holdings, Inc.	5,477,119

		17,646,188

Independent Power and Renewable Electricity Producers – 0.3%
230,516	AES Corp.	2,607,136
99,192	NRG Energy, Inc.	1,676,345

		4,283,481

Industrial Conglomerates – 0.3%
32,691	Carlisle Cos., Inc.	3,314,540
11,083	Honeywell International, Inc.	1,453,425

		4,767,965

Insurance – 2.0%
43,723	Aon PLC	5,239,764
254,366	Marsh & McLennan Cos., Inc.	18,856,152
114,582	XL Group Ltd.	4,795,257

		28,891,173

Internet & Direct Marketing Retail – 4.4%
46,039	Amazon.com, Inc.*(a)	42,585,615
14,871	Expedia, Inc.	1,988,550
40,466	Netflix, Inc.*	6,158,925
6,201	The Priceline Group, Inc.*	11,452,131
20,379	TripAdvisor, Inc.*	917,259

		63,102,480

Internet Software & Services* – 8.7%
36,679	Akamai Technologies, Inc.	2,235,218

Common Stocks – (continued)
Internet Software & Services* – (continued)
36,201	Alphabet, Inc. Class A(a)	33,468,549
36,592	Alphabet, Inc. Class C	33,150,888
264,903	Facebook, Inc. Class A	39,801,676
35,727	Twitter, Inc.	588,781
154,432	VeriSign, Inc.	13,732,093

		122,977,205

IT Services – 3.9%
149,078	CSRA, Inc.	4,335,188
76,034	Euronet Worldwide, Inc.*	6,281,929
62,963	Fidelity National Information Services, Inc.	5,300,855
26,016	Gartner, Inc.*	2,968,166
20,089	International Business Machines Corp.	3,220,066
104,248	MasterCard, Inc. Class A	12,126,127
698,042	The Western Union Co.	13,863,114
77,468	Visa, Inc. Class A	7,066,631

		55,162,076

Life Sciences Tools & Services – 1.1%
138,910	Agilent Technologies, Inc.	7,646,996
48,834	Thermo Fisher Scientific, Inc.	8,073,725

		15,720,721

Machinery – 0.5%
22,011	Donaldson Co., Inc.	1,018,669
5,676	Ingersoll-Rand PLC	503,745
41,797	Nordson Corp.	5,232,984

		6,755,398

Media – 3.2%
182,955	Comcast Corp. Class A	7,170,006
27,809	Omnicom Group, Inc.	2,283,675
91,093	Scripps Networks Interactive, Inc. Class A	6,806,469
254,377	The Interpublic Group of Cos., Inc.	5,995,666
75,406	The Walt Disney Co.	8,716,934
494,945	Twenty-First Century Fox, Inc. Class A	15,115,620

		46,088,370

Metals & Mining* – 0.3%
345,002	Freeport-McMoRan, Inc.	4,398,776

Oil, Gas & Consumable Fuels – 1.0%
12,417	Newfield Exploration Co.*	429,877
28,218	The Williams Cos., Inc.	864,317
201,843	Valero Energy Corp.	13,041,076

		14,335,270

Pharmaceuticals – 2.2%
29,831	Allergan PLC	7,274,588
60,776	Bristol-Myers Squibb Co.	3,406,495
122,977	Eli Lilly & Co.	10,091,492
80,611	Johnson & Johnson	9,953,040

		30,725,615

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Management & Development* – 0.7%
279,565	CBRE Group, Inc. Class A	$10,011,223

Road & Rail* – 0.1%
58,700	Avis Budget Group, Inc.	1,790,350

Semiconductors & Semiconductor Equipment – 3.5%
430,963	Applied Materials, Inc.	17,501,407
340,738	Maxim Integrated Products, Inc.	15,043,583
218,816	Texas Instruments, Inc.	17,325,851

		49,870,841

Software – 8.4%
51,168	Activision Blizzard, Inc.	2,673,528
149,715	Adobe Systems, Inc.*	20,022,884
224,988	Cadence Design Systems, Inc.*	7,327,859
162,624	CDK Global, Inc.	10,572,186
185,554	Citrix Systems, Inc.*	15,018,741
717,303	Microsoft Corp.	49,106,563
214,137	Nuance Communications, Inc.*	3,830,911
63,785	Red Hat, Inc.*	5,618,183
39,680	ServiceNow, Inc.*	3,748,967
14,096	Splunk, Inc.*	906,514

		118,826,336

Specialty Retail – 2.4%
186,079	Best Buy Co., Inc.	9,640,753
66,119	Burlington Stores, Inc.*	6,540,492
26,476	O’Reilly Automotive, Inc.*	6,570,019
60,168	The Home Depot, Inc.	9,392,225
59,844	The Michaels Cos., Inc.*	1,397,956

		33,541,445

Technology Hardware, Storage & Peripherals – 5.3%
515,129	Apple, Inc.(a)	73,998,281
44,389	NCR Corp.*	1,831,046

		75,829,327

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.9%
106,391	PVH Corp.	10,748,682
17,433	Ralph Lauren Corp.	1,407,192

		12,155,874

Tobacco – 0.2%
40,888	Altria Group, Inc.	2,934,940
4,089	Philip Morris International, Inc.	453,225

		3,388,165

TOTAL COMMON STOCKS
(Cost $1,271,073,089)		$1,382,767,276

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
26,700,716	0.656%	$26,700,716
(Cost $26,700,716)

TOTAL INVESTMENTS – 99.2%
(Cost $1,297,773,805)		$1,409,467,992

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		10,958,164

NET ASSETS – 100.0%		$1,420,426,156

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(c)	Represents an Affiliated fund.

Investment Abbreviation:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	183	June 2017	$21,781,575	$77,691

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.4%
Aerospace & Defense – 1.7%
4,469	Raytheon Co.	$693,634
68,195	Spirit AeroSystems Holdings, Inc. Class A	3,898,026
24,369	United Technologies Corp.	2,899,667

		7,491,327

Airlines – 2.6%
2,151	Copa Holdings SA Class A	250,419
32,223	Delta Air Lines, Inc.	1,464,213
208,969	JetBlue Airways Corp.*	4,561,793
73,836	United Continental Holdings, Inc.*	5,184,026

		11,460,451

Auto Components – 1.7%
23,074	BorgWarner, Inc.	975,569
31,005	Lear Corp.	4,423,173
54,679	The Goodyear Tire & Rubber Co.	1,981,020

		7,379,762

Banks – 9.8%
225,484	Bank of America Corp.	5,262,796
101,873	CIT Group, Inc.	4,717,739
45,741	Citigroup, Inc.	2,704,208
129,770	Citizens Financial Group, Inc.	4,763,857
18,344	East West Bancorp, Inc.	995,529
23,942	First Republic Bank	2,213,677
190,415	JPMorgan Chase & Co.	16,566,105
96,720	Wells Fargo & Co.	5,207,405

		42,431,316

Biotechnology – 2.1%
25,793	Alexion Pharmaceuticals, Inc.*	3,295,830
13,949	Amgen, Inc.	2,278,151
11,392	Biogen, Inc.*	3,089,624
1,770	Celgene Corp.*	219,568

		8,883,173

Building Products – 1.0%
121,479	Masco Corp.	4,497,153

Capital Markets – 4.2%
51,997	E*TRADE Financial Corp.*	1,796,496
9,818	Franklin Resources, Inc.	423,254
83,883	Intercontinental Exchange, Inc.	5,049,757
132,573	The Bank of New York Mellon Corp.	6,238,885
107,613	Thomson Reuters Corp.	4,888,859

		18,397,251

Chemicals – 1.1%
25,968	Celanese Corp. Series A	2,260,255
93,121	Huntsman Corp.	2,306,607

		4,566,862

Communications Equipment – 2.2%
70,217	Cisco Systems, Inc.	2,392,293
21,880	F5 Networks, Inc.*	2,825,365
146,385	Juniper Networks, Inc.	4,401,797

		9,619,455

Common Stocks – (continued)
Construction & Engineering – 0.2%
14,724	Jacobs Engineering Group, Inc.	808,642

Consumer Finance – 2.6%
151,068	Ally Financial, Inc.	2,991,147
71,051	Capital One Financial Corp.	5,711,079
6,226	Discover Financial Services	389,685
11,662	Navient Corp.	177,262
63,862	Synchrony Financial	1,775,364

		11,044,537

Containers & Packaging – 0.9%
31,672	Owens-Illinois, Inc.*	691,083
57,466	WestRock Co.	3,077,879

		3,768,962

Diversified Financial Services – 2.3%
46,931	Berkshire Hathaway, Inc. Class B*	7,753,471
61,066	Voya Financial, Inc.	2,282,647

		10,036,118

Diversified Telecommunication Services – 1.5%
148,043	AT&T, Inc.	5,866,944
9,228	Level 3 Communications, Inc.*	560,693

		6,427,637

Electrical Equipment – 1.1%
83,227	AMETEK, Inc.	4,760,584
1,320	Rockwell Automation, Inc.	207,702

		4,968,286

Electronic Equipment, Instruments & Components – 2.0%
279,421	Flex Ltd.*	4,319,848
156,542	Jabil Circuit, Inc.	4,542,849

		8,862,697

Energy Equipment & Services – 1.4%
90,005	Baker Hughes, Inc.	5,343,597
73,335	Ensco PLC Class A	578,613

		5,922,210

Equity Real Estate Investment Trusts (REITs) – 4.4%
194,966	American Homes 4 Rent Class A	4,493,966
34,579	American Tower Corp.	4,354,879
3,498	Equinix, Inc.	1,461,115
94,206	Forest City Realty Trust, Inc. Class A	2,129,055
71,299	Host Hotels & Resorts, Inc.	1,279,817
10,174	Paramount Group, Inc.	166,854
39,257	Quality Care Properties, Inc.*	681,109
36,287	SBA Communications Corp.*	4,589,943

		19,156,738

Food & Staples Retailing – 2.2%
80,828	Wal-Mart Stores, Inc.	6,076,649
40,299	Walgreens Boots Alliance, Inc.	3,487,475

		9,564,124

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Food Products – 3.1%
7,687	Archer-Daniels-Midland Co.	$351,680
46,124	Bunge Ltd.	3,645,180
113,238	Conagra Brands, Inc.	4,391,370
8,935	Pilgrim’s Pride Corp.	231,952
73,303	Tyson Foods, Inc. Class A	4,710,451

		13,330,633

Gas Utilities – 0.6%
52,972	UGI Corp.	2,657,076

Health Care Equipment & Supplies – 2.6%
95,086	Baxter International, Inc.	5,294,389
69,416	Danaher Corp.	5,784,435
1,856	Medtronic PLC	154,215

		11,233,039

Health Care Providers & Services – 2.2%
1,604	Anthem, Inc.	285,336
6,150	Centene Corp.*	457,560
26,378	Cigna Corp.	4,124,728
4,528	Express Scripts Holding Co.*	277,747
23,705	McKesson Corp.	3,278,164
4,968	UnitedHealth Group, Inc.	868,804
900	WellCare Health Plans, Inc.*	138,069

		9,430,408

Hotels, Restaurants & Leisure – 1.0%
137,981	International Game Technology PLC	3,063,178
24,321	Las Vegas Sands Corp.	1,434,696

		4,497,874

Household Durables* – 1.0%
19,169	Mohawk Industries, Inc.	4,500,690

Household Products – 2.4%
70,921	Colgate-Palmolive Co.	5,109,149
58,506	The Procter & Gamble Co.	5,109,329

		10,218,478

Independent Power and Renewable Electricity Producers – 1.6%
408,384	AES Corp.	4,618,823
137,266	NRG Energy, Inc.	2,319,795

		6,938,618

Industrial Conglomerates – 1.3%
10,235	Carlisle Cos., Inc.	1,037,727
163,189	General Electric Co.	4,730,849

		5,768,576

Insurance – 2.9%
31,960	Arch Capital Group Ltd.*	3,099,161
52,782	Marsh & McLennan Cos., Inc.	3,912,730
25,612	Unum Group	1,186,604
109,206	XL Group Ltd.	4,570,271

		12,768,766

Common Stocks – (continued)
Internet Software & Services* – 0.5%
6,869	VeriSign, Inc.	610,791
31,012	Yahoo!, Inc.	1,495,089

		2,105,880

IT Services – 0.5%
5,945	Fidelity National Information Services, Inc.	500,510
86,290	The Western Union Co.	1,713,719

		2,214,229

Life Sciences Tools & Services – 1.8%
55,796	Agilent Technologies, Inc.	3,071,570
29,464	Thermo Fisher Scientific, Inc.	4,871,283

		7,942,853

Machinery – 0.6%
5,439	Donaldson Co., Inc.	251,717
37,324	Fortive Corp.	2,361,116

		2,612,833

Media – 1.2%
3,813	John Wiley & Sons, Inc. Class A	200,945
156,416	Twenty-First Century Fox, Inc. Class A	4,776,945

		4,977,890

Metals & Mining – 0.8%
198,333	Freeport-McMoRan, Inc.*	2,528,746
15,306	Newmont Mining Corp.	517,496
2,749	Reliance Steel & Aluminum Co.	216,676

		3,262,918

Mortgage Real Estate Investment Trusts (REITs) – 1.5%
217,547	AGNC Investment Corp.	4,583,715
174,362	Annaly Capital Management, Inc.	2,059,215

		6,642,930

Multi-Utilities – 2.4%
168,447	CenterPoint Energy, Inc.	4,805,793
33,728	CMS Energy Corp.	1,531,251
164,355	NiSource, Inc.	3,985,609

		10,322,653

Oil, Gas & Consumable Fuels – 9.2%
32,162	Chevron Corp.	3,431,685
66,705	Energen Corp.*	3,467,993
125,097	Exxon Mobil Corp.	10,214,170
82,038	HollyFrontier Corp.	2,308,549
82,787	Kinder Morgan, Inc.	1,707,896
62,867	Marathon Petroleum Corp.	3,202,445
51,143	Newfield Exploration Co.*	1,770,571
69,412	Phillips 66	5,522,419
88,673	The Williams Cos., Inc.	2,716,054
85,305	Valero Energy Corp.	5,511,556

		39,853,338

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals – 5.3%
7,461	Allergan PLC	$1,819,440
63,288	Johnson & Johnson	7,814,169
8,586	Mallinckrodt PLC*	402,855
159,149	Merck & Co., Inc.	9,919,757
88,092	Pfizer, Inc.	2,988,081

		22,944,302

Real Estate Management & Development – 0.3%
29,858	CBRE Group, Inc. Class A*	1,069,215
8,422	Realogy Holdings Corp.	257,292

		1,326,507

Road & Rail – 1.9%
18,940	Norfolk Southern Corp.	2,225,260
54,134	Union Pacific Corp.	6,060,843

		8,286,103

Semiconductors & Semiconductor Equipment – 2.5%
118,452	Applied Materials, Inc.	4,810,335
49,685	Intel Corp.	1,796,113
91,692	Maxim Integrated Products, Inc.	4,048,202

		10,654,650

Software – 1.7%
23,649	Adobe Systems, Inc.*	3,162,817
49,355	Citrix Systems, Inc.*	3,994,794
5,084	Oracle Corp.	228,577

		7,386,188

Specialty Retail – 1.2%
88,288	Best Buy Co., Inc.	4,574,201
7,273	Burlington Stores, Inc.*	719,445

		5,293,646

Technology Hardware, Storage & Peripherals – 0.4%
98,942	HP, Inc.	1,862,088

Textiles, Apparel & Luxury Goods – 1.1%
46,229	PVH Corp.	4,670,516

Common Stocks – (continued)
Tobacco – 0.8%
31,888	Philip Morris International, Inc.	3,534,466

TOTAL COMMON STOCKS
(Cost $407,390,682)		$422,524,849

Shares	Distribution Rate	Value
Investment Company(a)(b) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,279,336	0.656%	$4,279,336
(Cost $4,279,336)

TOTAL INVESTMENTS – 98.4%
(Cost $411,670,018)		$426,804,185

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		7,016,350

NET ASSETS – 100.0%		$433,820,535

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	61	June 2017	$7,260,525	$654

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%
Aerospace & Defense – 1.4%
21,237	Curtiss-Wright Corp.(a)	$1,984,810
19,162	Esterline Technologies Corp.*	1,752,365
1,932	KLX, Inc.*	91,383

		3,828,558

Air Freight & Logistics* – 0.3%
4,500	Atlas Air Worldwide Holdings, Inc.	261,000
9,702	XPO Logistics, Inc.	479,182

		740,182

Airlines – 0.9%
35,025	Hawaiian Holdings, Inc.*	1,901,857
13,180	SkyWest, Inc.	490,296

		2,392,153

Auto Components – 2.9%
25,260	Cooper Tire & Rubber Co.	967,458
15,375	Cooper-Standard Holdings, Inc.*	1,738,451
68,922	Dana, Inc.	1,338,465
8,283	LCI Industries	837,825
43,501	Superior Industries International, Inc.	946,147
29,554	Tenneco, Inc.	1,862,789
5,156	Tower International, Inc.	139,728

		7,830,863

Banks – 7.6%
6,051	Banner Corp.	334,015
45,608	Central Pacific Financial Corp.	1,426,618
43,320	CVB Financial Corp.	933,113
12,916	Enterprise Financial Services Corp.	545,701
117,363	F.N.B. Corp.	1,671,249
31,064	FCB Financial Holdings, Inc. Class A*	1,467,774
4,966	First Citizens BancShares, Inc. Class A	1,728,466
62,136	First Commonwealth Financial Corp.	802,176
25,698	Hancock Holding Co.	1,200,097
29,885	Hanmi Financial Corp.	868,159
5,023	Heartland Financial USA, Inc.	241,104
8,844	Hilltop Holdings, Inc.	245,952
1,988	IBERIABANK Corp.	157,748
25,843	International Bancshares Corp.	966,528
69,283	OFG Bancorp	810,611
22,752	Sandy Spring Bancorp, Inc.	984,024
4,713	Sterling Bancorp	109,577
24,676	UMB Financial Corp.	1,788,763
54,680	Umpqua Holdings Corp.	966,196
64,284	United Community Banks, Inc.	1,758,167
25,569	Wintrust Financial Corp.	1,811,819

		20,817,857

Beverages* – 0.0%
821	The Boston Beer Co., Inc. Class A	118,511

Biotechnology – 6.2%
5,829	Acorda Therapeutics, Inc.*	94,138
14,111	Akebia Therapeutics, Inc.*	185,983
56,943	AMAG Pharmaceuticals, Inc.*	1,389,409
93,173	Array BioPharma, Inc.*	807,810

Common Stocks – (continued)
Biotechnology – (continued)
8,522	BioSpecifics Technologies Corp.*	483,453
18,051	Blueprint Medicines Corp.*	840,816
5,165	Clovis Oncology, Inc.*	299,002
4,186	Cytokinetics, Inc.*	68,650
8,580	Enanta Pharmaceuticals, Inc.*	272,415
19,589	Exact Sciences Corp.*(b)	587,866
95,288	Exelixis, Inc.*	2,134,451
58,437	FibroGen, Inc.*	1,636,236
1,854	Five Prime Therapeutics, Inc.*	64,630
55,097	Genomic Health, Inc.*	1,810,487
10,960	Halozyme Therapeutics, Inc.*	152,782
35,074	Ironwood Pharmaceuticals, Inc.*	572,408
3,747	Kite Pharma, Inc.*	307,554
19,054	MiMedx Group, Inc.*	241,795
60,027	Momenta Pharmaceuticals, Inc.*	861,388
12,778	Myriad Genetics, Inc.*	234,987
187,239	PDL BioPharma, Inc.	421,288
13,914	Portola Pharmaceuticals, Inc.*	556,421
20,615	Progenics Pharmaceuticals, Inc.*	163,271
14,575	Repligen Corp.*	536,214
15,646	Retrophin, Inc.*	306,505
1,685	TESARO, Inc.*	248,689
11,413	Ultragenyx Pharmaceutical, Inc.*	734,883
24,310	Vanda Pharmaceuticals, Inc.*	370,728
3,082	Versartis, Inc.*	56,709
24,362	Xencor, Inc.*	625,373

		17,066,341

Building Products – 1.4%
4,545	Armstrong Flooring, Inc.*	87,219
30,432	Builders FirstSource, Inc.*	487,216
50,718	Continental Building Products, Inc.*	1,234,983
3,179	Gibraltar Industries, Inc.*	124,776
2,657	Masonite International Corp.*	221,062
1,364	Patrick Industries, Inc.*	96,912
2,244	Quanex Building Products Corp.	45,778
11,173	Simpson Manufacturing Co., Inc.	466,026
10,609	Universal Forest Products, Inc.	1,010,932

		3,774,904

Capital Markets – 2.2%
26,791	Evercore Partners, Inc. Class A(a)	1,975,836
8,554	GAMCO Investors, Inc. Class A	245,500
49,445	Greenhill & Co., Inc.	1,250,959
48,294	KCG Holdings, Inc. Class A*	961,051
25,582	Moelis & Co. Class A	938,859
12,107	Piper Jaffray Cos.	757,898

		6,130,103

Chemicals – 2.9%
1,602	A. Schulman, Inc.	50,703
2,231	Chase Corp.	228,677
30,268	Ferro Corp.*	542,403
31,471	Innophos Holdings, Inc.	1,508,720
11,097	Koppers Holdings, Inc.*	471,068
22,370	Minerals Technologies, Inc.	1,760,519

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Chemicals – (continued)
2,088	Olin Corp.	$67,087
7,360	Stepan Co.	624,128
41,266	The Chemours Co.	1,662,607
13,955	Trinseo SA	926,612

		7,842,524

Commercial Services & Supplies – 3.1%
15,801	ACCO Brands Corp.*	225,164
44,694	Brady Corp. Class A	1,740,831
4,401	CECO Environmental Corp.	49,687
3,555	Ennis, Inc.	62,568
8,426	Essendant, Inc.	140,714
6,860	Herman Miller, Inc.	227,066
6,857	HNI Corp.	320,633
9,411	Interface, Inc.	187,279
66,203	Kimball International, Inc. Class B	1,176,427
15,130	Matthews International Corp. Class A	1,037,162
43,678	McGrath RentCorp	1,520,431
8,147	MSA Safety, Inc.	634,244
34,992	Quad Graphics, Inc.	918,890
6,792	Steelcase, Inc. Class A	115,804
9,518	West Corp.	254,036

		8,610,936

Communications Equipment – 1.4%
13,256	Ciena Corp.*	303,695
24,324	Extreme Networks, Inc.*	190,092
40,453	Finisar Corp.*	923,946
20,212	InterDigital, Inc.	1,817,059
17,760	NetScout Systems, Inc.*	668,664

		3,903,456

Construction & Engineering – 1.5%
5,852	Aegion Corp.*	133,543
22,481	Argan, Inc.	1,502,855
29,375	EMCOR Group, Inc.	1,931,112
3,101	MasTec, Inc.*	136,909
6,225	MYR Group, Inc.*	263,069
2,846	Tutor Perini Corp.*	87,799

		4,055,287

Consumer Finance* – 0.5%
31,233	Enova International, Inc.	443,509
33,227	EZCORP, Inc. Class A	300,705
2,916	Regional Management Corp.	57,824
8,557	World Acceptance Corp.	452,665

		1,254,703

Containers & Packaging – 0.3%
14,098	Greif, Inc. Class A	826,425

Diversified Consumer Services – 1.4%
23,209	Bridgepoint Education, Inc.*	283,150
16,958	Capella Education Co.	1,616,097
54,411	K12, Inc.*	1,025,647
82,320	Regis Corp.*	898,111
2,991	Sotheby’s*	141,654

		3,964,659

Common Stocks – (continued)
Diversified Telecommunication Services – 0.4%
20,626	Cogent Communications Holdings, Inc.	928,170
6,774	IDT Corp. Class B	102,897

		1,031,067

Electric Utilities – 0.3%
18,100	Portland General Electric Co.	820,654

Electrical Equipment – 0.6%
10,554	EnerSys	877,143
22,222	General Cable Corp.	399,996
34,160	LSI Industries, Inc.	309,831
1,655	Powell Industries, Inc.	57,081

		1,644,051

Electronic Equipment, Instruments & Components – 5.1%
56,525	AVX Corp.	955,838
3,899	Belden, Inc.	271,760
53,821	Benchmark Electronics, Inc.*	1,706,126
6,496	Daktronics, Inc.	61,452
8,691	Itron, Inc.*	563,611
32,001	Kimball Electronics, Inc.*	552,017
8,876	Methode Electronics, Inc.	395,426
1,880	Novanta, Inc.*	52,734
28,757	Plexus Corp.*	1,495,077
20,230	Rogers Corp.*	2,082,476
40,561	Sanmina Corp.*	1,510,897
10,481	Tech Data Corp.*	1,002,508
111,107	TTM Technologies, Inc.*	1,858,820
99,071	Vishay Intertechnology, Inc.	1,619,811

		14,128,553

Energy Equipment & Services – 1.5%
34,846	Archrock, Inc.	411,183
5,625	Exterran Corp.*	153,956
77,133	Fairmount Santrol Holdings, Inc.*(b)	398,007
241,576	McDermott International, Inc.*	1,579,907
7,099	Oil States International, Inc.*	211,195
73,524	Pioneer Energy Services Corp.*	224,248
22,635	Unit Corp.*	486,426
13,570	US Silica Holdings, Inc.	563,155

		4,028,077

Equity Real Estate Investment Trusts (REITs) – 7.3%
4,398	Ashford Hospitality Prime, Inc.	46,575
55,709	Ashford Hospitality Trust, Inc.	348,181
17,369	Cedar Realty Trust, Inc.	93,445
19,867	Chatham Lodging Trust	384,625
12,540	CoreSite Realty Corp.	1,227,039
150,020	DiamondRock Hospitality Co.	1,651,720
30,030	DuPont Fabros Technology, Inc.	1,548,047
35,625	FelCor Lodging Trust, Inc.	276,094
67,303	First Industrial Realty Trust, Inc.	1,893,907
30,884	First Potomac Realty Trust	339,724
29,089	Hersha Hospitality Trust	536,401
6,492	Hudson Pacific Properties, Inc.	223,065
8,163	Investors Real Estate Trust	48,243
61,631	iStar, Inc.*	753,747

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
8,304	LaSalle Hotel Properties	$237,162
36,739	New Senior Investment Group, Inc.	382,820
14,648	PS Business Parks, Inc.	1,780,318
33,860	QTS Realty Trust, Inc. Class A	1,809,479
60,721	RAIT Financial Trust	186,414
36,682	Rexford Industrial Realty, Inc.	914,849
79,596	RLJ Lodging Trust	1,710,518
54,232	Summit Hotel Properties, Inc.	896,455
101,036	Sunstone Hotel Investors, Inc.	1,504,426
4,343	Tier REIT, Inc.	75,177
71,558	Xenia Hotels & Resorts, Inc.	1,249,403

		20,117,834

Food Products – 0.8%
20,552	Dean Foods Co.	405,696
14,848	Fresh Del Monte Produce, Inc.	910,182
4,251	John B. Sanfilippo & Son, Inc.	312,449
2,799	Lancaster Colony Corp.	352,394
4,404	Omega Protein Corp.	88,741

		2,069,462

Gas Utilities – 0.7%
23,802	Southwest Gas Holdings, Inc.	1,993,655

Health Care Equipment & Supplies – 2.7%
74,445	AngioDynamics, Inc.*	1,155,386
1,093	Atrion Corp.	565,190
8,033	Cantel Medical Corp.	597,736
13,564	Halyard Health, Inc.*	535,778
5,043	Integra LifeSciences Holdings Corp.*	231,827
22,721	Masimo Corp.*	2,334,356
7,338	NuVasive, Inc.*	532,078
15,563	Orthofix International NV*	615,517
32,372	Wright Medical Group NV*	983,785

		7,551,653

Health Care Providers & Services – 1.6%
24,269	HealthSouth Corp.	1,138,216
16,978	Molina Healthcare, Inc.*	845,335
48,907	Owens & Minor, Inc.	1,694,627
34,136	Triple-S Management Corp. Class B*	617,862

		4,296,040

Health Care Technology* – 0.6%
33,459	HMS Holdings Corp.	684,906
9,809	Medidata Solutions, Inc.	641,803
23,952	Quality Systems, Inc.	341,555

		1,668,264

Hotels, Restaurants & Leisure – 3.1%
34,239	Belmond Ltd. Class A*	424,564
8,829	Bloomin’ Brands, Inc.	191,501
11,472	Buffalo Wild Wings, Inc.*	1,807,414
41,204	International Speedway Corp. Class A	1,528,668
19,182	La Quinta Holdings, Inc.*	270,658
10,328	Marriott Vacations Worldwide Corp.	1,137,939
88,860	Penn National Gaming, Inc.*	1,642,133

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
25,224	Red Rock Resorts, Inc. Class A	589,737
25,386	SeaWorld Entertainment, Inc.	445,016
7,205	The Cheesecake Factory, Inc.	462,273

		8,499,903

Household Durables – 1.3%
59,192	Beazer Homes USA, Inc.*	734,573
17,071	Installed Building Products, Inc.*	910,738
13,365	Libbey, Inc.	140,333
9,311	MDC Holdings, Inc.	288,734
66,114	Taylor Morrison Home Corp. Class A*	1,527,233
1,653	TopBuild Corp.*	84,617

		3,686,228

Household Products* – 0.4%
35,034	Central Garden & Pet Co. Class A	1,234,248

Independent Power and Renewable Electricity Producers – 1.0%
74,964	Atlantica Yield PLC	1,562,250
22,225	Ormat Technologies, Inc.	1,312,608

		2,874,858

Insurance – 2.9%
75,878	American Equity Investment Life Holding Co.	1,799,826
25,952	Argo Group International Holdings Ltd.	1,711,534
80,341	CNO Financial Group, Inc.	1,692,785
9,349	FBL Financial Group, Inc. Class A	621,708
102,851	Genworth Financial, Inc. Class A*	415,518
1,953	James River Group Holdings Ltd.	85,073
89,833	Maiden Holdings Ltd.	1,109,438
10,883	Stewart Information Services Corp.	516,290

		7,952,172

Internet & Direct Marketing Retail* – 0.9%
23,519	Etsy, Inc.	253,064
38,023	FTD Cos., Inc.	760,460
55,121	Liberty TripAdvisor Holdings, Inc. Class A	810,279
10,020	Shutterfly, Inc.	520,038

		2,343,841

Internet Software & Services – 2.7%
51,564	Blucora, Inc.*	951,356
5,524	Box, Inc. Class A*	95,234
39,484	Cornerstone OnDemand, Inc.*	1,550,931
22,320	Five9, Inc.*	407,228
2,794	GrubHub, Inc.*	120,086
3,582	j2 Global, Inc.	323,240
5,795	LivePerson, Inc.*	40,855
21,698	LogMeIn, Inc.(a)	2,451,874
3,920	New Relic, Inc.*	156,722
60,166	NIC, Inc.	1,284,544
2,695	XO Group, Inc.*	47,297

		7,429,367

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
IT Services – 1.7%
9,310	Acxiom Corp.*	$269,059
18,963	Cardtronics PLC Class A*	788,482
66,598	Convergys Corp.	1,499,121
55,607	EVERTEC, Inc.	881,371
91,307	Travelport Worldwide Ltd.	1,202,513

		4,640,546

Leisure Products – 0.2%
34,796	Callaway Golf Co.	412,333
15,264	MCBC Holdings, Inc.	255,672

		668,005

Life Sciences Tools & Services* – 0.1%
2,165	Cambrex Corp.	128,493
5,752	Enzo Biochem, Inc.	50,617

		179,110

Machinery – 1.6%
15,621	Astec Industries, Inc.	989,590
2,498	Chart Industries, Inc.*	91,202
2,670	Columbus McKinnon Corp.	69,767
11,183	Harsco Corp.*	145,938
5,121	Kennametal, Inc.	212,931
8,127	Miller Industries, Inc.	206,426
47,361	Wabash National Corp.	1,078,884
22,141	Woodward, Inc.	1,498,282

		4,293,020

Marine – 0.0%
13,067	Costamare, Inc.	88,072

Media* – 0.0%
3,408	tronc, Inc.	48,871

Metals & Mining – 1.6%
1,886	Carpenter Technology Corp.	76,571
77,007	Cliffs Natural Resources, Inc.*	517,487
29,170	Commercial Metals Co.	543,729
13,222	Materion Corp.	503,097
49,369	Schnitzer Steel Industries, Inc. Class A	933,074
81,152	SunCoke Energy, Inc.*	744,164
23,458	Worthington Industries, Inc.	1,020,423

		4,338,545

Mortgage Real Estate Investment Trusts (REITs) – 1.8%
14,328	AG Mortgage Investment Trust, Inc.	271,516
179,116	Anworth Mortgage Asset Corp.	1,049,620
110,022	Invesco Mortgage Capital, Inc.	1,794,459
15,669	Ladder Capital Corp.	229,237
93,754	MTGE Investment Corp.	1,687,572

		5,032,404

Oil, Gas & Consumable Fuels – 1.7%
11,256	CVR Energy, Inc.	246,394
66,427	Delek US Holdings, Inc.	1,598,898
230,199	Denbury Resources, Inc.*	511,042
4,692	Dorian LPG Ltd.*	42,650

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
49,722	EP Energy Corp. Class A*(b)	224,744
6,496	GasLog Ltd.(b)	90,944
39,756	Golar LNG Ltd.(b)	1,014,176
12,461	Green Plains, Inc.	286,603
17,497	Oasis Petroleum, Inc.*	208,914
93,288	Scorpio Tankers, Inc.	410,467
21,468	Teekay Tankers Ltd. Class A	44,009

		4,678,841

Paper & Forest Products – 1.2%
22,855	KapStone Paper & Packaging Corp.	482,012
74,460	Louisiana-Pacific Corp.*	1,916,600
5,570	Neenah Paper, Inc.	436,410
7,924	Schweitzer-Mauduit International, Inc.	341,128

		3,176,150

Personal Products – 0.2%
3,500	Medifast, Inc.	162,120
4,860	USANA Health Sciences, Inc.*	276,291

		438,411

Pharmaceuticals* – 1.0%
44,499	Catalent, Inc.	1,302,931
30,953	Innoviva, Inc.	364,781
6,527	Pacira Pharmaceuticals, Inc.	316,886
10,072	Prestige Brands Holdings, Inc.	578,233
17,737	SciClone Pharmaceuticals, Inc.	171,162

		2,733,993

Professional Services – 1.7%
7,311	Acacia Research Corp.*	39,845
8,685	Barrett Business Services, Inc.	500,777
12,107	CBIZ, Inc.*	190,685
2,382	CRA International, Inc.	90,373
16,877	FTI Consulting, Inc.*	583,776
30,294	Navigant Consulting, Inc.*	726,147
4,299	On Assignment, Inc.*	222,559
37,888	RPX Corp.*	486,482
14,308	TriNet Group, Inc.*	420,655
5,046	TrueBlue, Inc.*	138,008
18,280	WageWorks, Inc.*	1,349,064

		4,748,371

Real Estate Management & Development – 0.3%
1,466	Alexander & Baldwin, Inc.	67,451
32,444	Kennedy-Wilson Holdings, Inc.	661,857

		729,308

Road & Rail – 0.2%
12,585	Heartland Express, Inc.	253,210
16,729	Marten Transport Ltd.	414,879

		668,089

Semiconductors & Semiconductor Equipment – 4.2%
23,826	Advanced Micro Devices, Inc.*	316,886
68,732	Amkor Technology, Inc.*	809,663

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
20,881	Brooks Automation, Inc.	$527,454
21,037	Cabot Microelectronics Corp.	1,648,249
22,983	Cirrus Logic, Inc.*	1,478,956
39,753	Diodes, Inc.*	929,823
88,683	Entegris, Inc.*	2,199,338
3,034	MKS Instruments, Inc.	237,411
2,910	Nanometrics, Inc.*	91,825
129,981	Photronics, Inc.*	1,494,781
22,030	Semtech Corp.*	752,324
12,338	Silicon Laboratories, Inc.*	877,849
6,546	Ultra Clean Holdings, Inc.*	125,945

		11,490,504

Software – 2.8%
4,727	American Software, Inc. Class A	51,855
33,749	Aspen Technology, Inc.*	2,075,226
1,257	Blackbaud, Inc.	101,075
13,515	CommVault Systems, Inc.*	681,832
7,711	HubSpot, Inc.*	517,022
2,445	MicroStrategy, Inc. Class A*	464,966
53,540	Progress Software Corp.	1,591,209
7,654	Synchronoss Technologies, Inc.*	122,464
34,480	Take-Two Interactive Software, Inc.*	2,167,068
10,160	The Rubicon Project, Inc.*	58,014

		7,830,731

Specialty Retail – 4.2%
61,944	Aaron’s, Inc.	2,226,267
19,826	Asbury Automotive Group, Inc.*	1,213,351
122,504	Chico’s FAS, Inc.	1,693,005
10,568	Francesca’s Holdings Corp.*	166,763
21,167	Group 1 Automotive, Inc.	1,459,465
1,401	Lithia Motors, Inc. Class A	133,866
30,701	Pier 1 Imports, Inc.	206,925
51,842	Rent-A-Center, Inc.(a)(b)	554,191
51,122	Select Comfort Corp.*	1,579,670
3,354	Shoe Carnival, Inc.	85,091
37,477	The Cato Corp. Class A	845,481
91,778	The Finish Line, Inc. Class A	1,451,010

		11,615,085

Textiles, Apparel & Luxury Goods – 1.0%
4,929	Deckers Outdoor Corp.*	293,719
47,610	Fossil Group, Inc.*	821,273
22,400	Steven Madden Ltd.*	852,320
30,166	Wolverine World Wide, Inc.	727,302

		2,694,614

Thrifts & Mortgage Finance – 1.5%
61,749	Beneficial Bancorp, Inc.	987,984
48,625	Dime Community Bancshares, Inc.	945,756
742	Federal Agricultural Mortgage Corp. Class C	42,331
34,793	Meridian Bancorp, Inc.	610,617
6,791	Radian Group, Inc.(a)	114,632

Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
34,447	Walker & Dunlop, Inc.*	1,544,948

		4,246,268

Trading Companies & Distributors – 2.0%
42,014	Aircastle Ltd.	992,371
7,282	Applied Industrial Technologies, Inc.	466,048
50,037	BMC Stock Holdings, Inc.*	1,165,862
43,906	H&E Equipment Services, Inc.	927,295
2,337	Neff Corp.*	41,131
47,033	Rush Enterprises, Inc. Class A*	1,775,496
2,381	Titan Machinery, Inc.*	37,739
2,544	Veritiv Corp.*	131,397

		5,537,339

Water Utilities – 0.1%
2,991	SJW Group	146,080

Wireless Telecommunication Services – 0.2%
5,056	Boingo Wireless, Inc.*	72,250
22,931	Spok Holdings, Inc.	411,612

		483,862

TOTAL COMMON STOCKS
(Cost $247,349,391)		$267,033,608

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,761,506	0.656%	$1,761,506
(Cost $1,761,506)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $249,110,897)		$268,795,114

Securities Lending Reinvestment Vehicle(c)(d) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,685,876	0.656%	2,685,876
(Cost $2,685,876)

TOTAL INVESTMENTS – 98.8%
(Cost $251,796,773)		$271,480,990

OTHER ASSETS IN EXCESS OF LIABILITIES –1.2%		3,372,352

NET ASSETS – 100.0%		$274,853,342

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(d)	Represents an Affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	72	June 2017	$5,034,240	$149

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.1%
Aerospace & Defense – 1.0%
33,328	Curtiss-Wright Corp.	$3,114,835
5,782	Esterline Technologies Corp.*	528,764
12,993	Wesco Aircraft Holdings, Inc.*	157,865

		3,801,464

Air Freight & Logistics – 0.1%
4,768	Forward Air Corp.	253,515

Airlines* – 0.8%
55,609	Hawaiian Holdings, Inc.	3,019,569

Auto Components – 2.4%
30,631	American Axle & Manufacturing Holdings, Inc.*	538,799
4,511	Cooper Tire & Rubber Co.	172,771
22,323	Cooper-Standard Holdings, Inc.*	2,524,062
29,243	Dana, Inc.	567,899
20,212	LCI Industries	2,044,444
7,127	Superior Industries International, Inc.	155,012
51,695	Tenneco, Inc.	3,258,336

		9,261,323

Banks – 0.9%
21,884	F.N.B. Corp.	311,628
10,770	First Commonwealth Financial Corp.	139,041
9,269	Home BancShares, Inc.	235,896
21,419	OFG Bancorp	250,602
19,845	UMB Financial Corp.	1,438,564
41,318	United Community Banks, Inc.	1,130,048

		3,505,779

Beverages* – 0.3%
6,934	The Boston Beer Co., Inc. Class A	1,000,923

Biotechnology – 9.6%
16,295	Acorda Therapeutics, Inc.*	263,164
15,199	Akebia Therapeutics, Inc.*	200,323
81,877	AMAG Pharmaceuticals, Inc.*	1,997,799
100,310	Array BioPharma, Inc.*	869,688
10,805	BioSpecifics Technologies Corp.*	612,968
27,983	Blueprint Medicines Corp.*	1,303,448
18,756	Clovis Oncology, Inc.*	1,085,785
28,574	Cytokinetics, Inc.*	468,613
29,876	Dyax Corp.	45,262
56,894	Exact Sciences Corp.*(a)	1,707,389
142,465	Exelixis, Inc.*	3,191,216
88,147	FibroGen, Inc.*	2,468,116
8,788	Five Prime Therapeutics, Inc.*	306,350
63,016	Genomic Health, Inc.*	2,070,706
7,856	Global Blood Therapeutics, Inc.*	227,431
68,520	Halozyme Therapeutics, Inc.*(a)(b)	955,169
109,227	Ironwood Pharmaceuticals, Inc.*	1,782,584
18,987	Kite Pharma, Inc.*(a)	1,558,453
2,976	Loxo Oncology, Inc.*	137,074
17,424	MacroGenics, Inc.*	376,532
73,414	MiMedx Group, Inc.*(a)	931,624
109,948	Momenta Pharmaceuticals, Inc.*	1,577,754

Common Stocks – (continued)
Biotechnology – (continued)
57,174	Myriad Genetics, Inc.*	1,051,430
49,400	Portola Pharmaceuticals, Inc.*	1,975,506
60,828	Progenics Pharmaceuticals, Inc.*	481,758
10,505	Prothena Corp. PLC*(a)	568,636
2,543	Radius Health, Inc.*	99,355
34,408	Repligen Corp.*	1,265,870
12,519	Retrophin, Inc.*	245,247
3,380	Sage Therapeutics, Inc.*	239,980
9,121	Sarepta Therapeutics, Inc.*	330,727
2,471	Spark Therapeutics, Inc.*	143,244
10,230	TESARO, Inc.*	1,509,846
26,964	Ultragenyx Pharmaceutical, Inc.*	1,736,212
48,660	Vanda Pharmaceuticals, Inc.*	742,065
12,528	Versartis, Inc.*	230,515
59,982	Xencor, Inc.*	1,539,738

		36,297,577

Building Products – 2.4%
65,199	Builders FirstSource, Inc.*	1,043,836
87,765	Continental Building Products, Inc.*	2,137,078
16,174	Gibraltar Industries, Inc.*	634,829
23,654	Masonite International Corp.*	1,968,013
1,331	Patrick Industries, Inc.*	94,568
3,904	Quanex Building Products Corp.	79,642
32,069	Simpson Manufacturing Co., Inc.	1,337,598
8,254	Trex Co., Inc.*	604,110
14,398	Universal Forest Products, Inc.	1,371,985

		9,271,659

Capital Markets – 1.8%
8,249	BGC Partners, Inc. Class A	93,874
37,452	Evercore Partners, Inc. Class A	2,762,085
71,874	Greenhill & Co., Inc.	1,818,412
1,785	Houlihan Lokey, Inc.	59,869
16,470	KCG Holdings, Inc. Class A*	327,753
52,877	Moelis & Co. Class A	1,940,586

		7,002,579

Chemicals – 4.0%
1,631	Balchem Corp.	132,372
5,948	Chase Corp.	609,670
82,476	Ferro Corp.*	1,477,970
36,826	GCP Applied Technologies, Inc.*	1,211,575
46,164	Innophos Holdings, Inc.	2,213,102
25,873	Koppers Holdings, Inc.*	1,098,309
25,264	Minerals Technologies, Inc.	1,988,277
9,246	Rayonier Advanced Materials, Inc.	122,510
7,352	Sensient Technologies Corp.	601,394
5,649	Stepan Co.	479,035
86,683	The Chemours Co.	3,492,458
25,268	Trinseo SA	1,677,795

		15,104,467

Commercial Services & Supplies – 3.8%
62,436	Brady Corp. Class A	2,431,882
41,896	Herman Miller, Inc.	1,386,758

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
25,166	HNI Corp.	$1,176,762
34,126	Interface, Inc.	679,107
94,052	Kimball International, Inc. Class B	1,671,304
8,609	Knoll, Inc.	206,272
36,339	Matthews International Corp. Class A	2,491,039
25,058	McGrath RentCorp	872,269
11,214	MSA Safety, Inc.	873,010
44,201	Quad Graphics, Inc.	1,160,718
14,022	Steelcase, Inc. Class A	239,075
8,915	The Brink’s Co.	547,381
26,291	West Corp.	701,707

		14,437,284

Communications Equipment – 1.4%
51,627	Ciena Corp.*	1,182,775
98,417	Extreme Networks, Inc.*	769,129
8,911	Finisar Corp.*	203,527
34,999	InterDigital, Inc.	3,146,410
2,326	NetScout Systems, Inc.*	87,574
11,197	Oclaro, Inc.*	89,688

		5,479,103

Construction & Engineering – 1.5%
33,864	Argan, Inc.	2,263,809
32,737	EMCOR Group, Inc.	2,152,130
25,053	MasTec, Inc.*	1,106,090
7,674	Tutor Perini Corp.*	236,743

		5,758,772

Consumer Finance* – 0.1%
13,984	Enova International, Inc.	198,573
7,323	Regional Management Corp.	145,215
1,164	World Acceptance Corp.	61,575

		405,363

Diversified Consumer Services – 1.3%
9,928	Bright Horizons Family Solutions, Inc.*	755,719
23,891	Capella Education Co.	2,276,812
20,098	K12, Inc.*	378,847
39,217	Regis Corp.*	427,858
19,416	Sotheby’s*	919,542
12,678	Weight Watchers International, Inc.*(a)	264,717

		5,023,495

Diversified Telecommunication Services – 0.5%
43,036	Cogent Communications Holdings, Inc.	1,936,620
9,619	IDT Corp. Class B	146,113

		2,082,733

Electrical Equipment – 0.5%
9,321	EnerSys	774,668
8,376	Generac Holdings, Inc.*	294,584
55,542	General Cable Corp.	999,756

		2,069,008

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 3.8%
27,944	Belden, Inc.	1,947,697
59,095	Benchmark Electronics, Inc.*	1,873,312
1,781	Coherent, Inc.*	383,984
1,279	ePlus, Inc.*	91,129
20,944	Itron, Inc.*	1,358,218
22,066	Methode Electronics, Inc.	983,040
5,408	Novanta, Inc.*	151,694
16,088	Plexus Corp.*	836,415
21,223	Rogers Corp.*	2,184,696
21,683	Sanmina Corp.*	807,692
11,519	Tech Data Corp.*	1,101,792
112,511	TTM Technologies, Inc.*	1,882,309
46,147	Vishay Intertechnology, Inc.	754,503

		14,356,481

Energy Equipment & Services – 0.9%
57,908	Fairmount Santrol Holdings, Inc.*	298,806
225,967	McDermott International, Inc.*	1,477,824
6,882	Unit Corp.*	147,894
37,288	US Silica Holdings, Inc.	1,547,452

		3,471,976

Equity Real Estate Investment Trusts (REITs) – 5.3%
5,754	Chesapeake Lodging Trust	134,126
16,406	CoreSite Realty Corp.	1,605,327
170,532	DiamondRock Hospitality Co.	1,877,557
57,781	DuPont Fabros Technology, Inc.	2,978,611
82,130	FelCor Lodging Trust, Inc.	636,507
70,857	First Industrial Realty Trust, Inc.	1,993,916
7,291	First Potomac Realty Trust	80,201
40,480	Hersha Hospitality Trust	746,451
93,730	iStar, Inc.*	1,146,318
4,661	National Storage Affiliates Trust	114,194
22,142	PS Business Parks, Inc.	2,691,139
54,523	QTS Realty Trust, Inc. Class A	2,913,709
61,947	Rexford Industrial Realty, Inc.	1,544,958
68,310	RLJ Lodging Trust	1,467,982
983	Ryman Hospitality Properties, Inc.	62,696

		19,993,692

Food Products – 0.8%
27,763	Dean Foods Co.	548,041
20,629	Fresh Del Monte Produce, Inc.	1,264,558
4,580	John B. Sanfilippo & Son, Inc.	336,630
6,483	Lancaster Colony Corp.	816,210

		2,965,439

Gas Utilities – 0.5%
23,355	Southwest Gas Holdings, Inc.	1,956,215

Health Care Equipment & Supplies – 3.3%
61,337	AngioDynamics, Inc.*	951,950
293	Atrion Corp.	151,510
18,731	Cantel Medical Corp.	1,393,774
18,725	Cardiovascular Systems, Inc.*	559,316
3,595	Halyard Health, Inc.*	142,002
7,282	Inogen, Inc.*	603,605

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
42,866	Integra LifeSciences Holdings Corp.*	$1,970,550
35,109	Masimo Corp.*	3,607,099
26,743	NuVasive, Inc.*	1,939,135
25,976	Orthofix International NV*	1,027,351
10,408	Wright Medical Group NV*	316,299

		12,662,591

Health Care Providers & Services – 2.1%
2,458	Amedisys, Inc.*	133,224
4,060	BioTelemetry, Inc.*	133,574
2,539	CorVel Corp.*	112,985
6,560	HealthEquity, Inc.*	298,611
66,358	HealthSouth Corp.	3,112,190
1,327	Magellan Health, Inc.*	91,298
35,128	Molina Healthcare, Inc.*	1,749,023
54,543	Owens & Minor, Inc.	1,889,915
3,626	The Providence Service Corp.*	159,544
19,047	Triple-S Management Corp. Class B*	344,751

		8,025,115

Health Care Technology* – 0.9%
52,115	HMS Holdings Corp.	1,066,794
19,443	Medidata Solutions, Inc.	1,272,156
70,635	Quality Systems, Inc.	1,007,255

		3,346,205

Hotels, Restaurants & Leisure – 4.4%
33,313	Bloomin’ Brands, Inc.	722,559
17,826	Buffalo Wild Wings, Inc.*	2,808,486
26,363	ClubCorp Holdings, Inc.	354,582
4,578	Eldorado Resorts, Inc.*	87,554
44,485	International Speedway Corp. Class A	1,650,394
78,452	La Quinta Holdings, Inc.*	1,106,958
14,968	Marriott Vacations Worldwide Corp.	1,649,174
3,570	Papa John’s International, Inc.	282,244
98,381	Penn National Gaming, Inc.*	1,818,081
50,475	Red Rock Resorts, Inc. Class A	1,180,106
5,899	Ruth’s Hospitality Group, Inc.	117,390
23,224	Scientific Games Corp. Class A*	551,570
64,456	SeaWorld Entertainment, Inc.	1,129,914
16,104	Texas Roadhouse, Inc.	754,956
36,278	The Cheesecake Factory, Inc.	2,327,596

		16,541,564

Household Durables – 1.8%
76,302	Beazer Homes USA, Inc.*	946,908
39,478	Installed Building Products, Inc.*	2,106,151
10,033	M/I Homes, Inc.*	272,496
32,088	MDC Holdings, Inc.	995,049
99,038	Taylor Morrison Home Corp. Class A*	2,287,778
5,796	TopBuild Corp.*	296,697

		6,905,079

Household Products* – 0.5%
50,234	Central Garden & Pet Co. Class A	1,769,744

Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – 0.7%
77,201	Atlantica Yield PLC	1,608,869
18,181	Ormat Technologies, Inc.	1,073,770

		2,682,639

Insurance – 0.9%
45,258	American Equity Investment Life Holding Co.	1,073,520
17,647	Argo Group International Holdings Ltd.(b)	1,163,819
5,590	CNO Financial Group, Inc.	117,781
93,819	Maiden Holdings Ltd.	1,158,665

		3,513,785

Internet & Direct Marketing Retail – 1.0%
72,656	Etsy, Inc.*	781,778
8,203	FTD Cos., Inc.*	164,060
13,992	HSN, Inc.	516,305
70,890	Liberty TripAdvisor Holdings, Inc. Class A*	1,042,083
7,977	Nutrisystem, Inc.	426,371
20,292	Shutterfly, Inc.*	1,053,155

		3,983,752

Internet Software & Services – 4.5%
84,431	Blucora, Inc.*	1,557,752
32,402	Box, Inc. Class A*	558,611
69,843	Cornerstone OnDemand, Inc.*	2,743,433
4,835	Envestnet, Inc.*	168,258
74,594	Five9, Inc.*	1,360,968
20,476	GrubHub, Inc.*	880,059
25,442	j2 Global, Inc.	2,295,886
11,409	Liquidity Services, Inc.*	88,990
36,493	LogMeIn, Inc.	4,123,709
10,857	MINDBODY, Inc. Class A*	307,796
12,927	New Relic, Inc.*	516,821
96,886	NIC, Inc.	2,068,516
1,866	Stamps.com, Inc.*	198,076
6,239	XO Group, Inc.*	109,494

		16,978,369

IT Services – 2.5%
19,720	Acxiom Corp.*	569,908
38,674	Cardtronics PLC Class A*	1,608,065
85,107	Convergys Corp.	1,915,759
28,652	CSG Systems International, Inc.	1,074,736
104,087	EVERTEC, Inc.	1,649,779
4,374	Forrester Research, Inc.	177,366
14,056	Perficient, Inc.*	244,855
4,328	The Hackett Group, Inc.	85,824
156,292	Travelport Worldwide Ltd.	2,058,366

		9,384,658

Leisure Products – 0.5%
104,654	Callaway Golf Co.	1,240,150
44,001	MCBC Holdings, Inc.	737,017

		1,977,167

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 1.0%
14,063	Cambrex Corp.*	$834,639
25,457	Enzo Biochem, Inc.*	224,022
5,522	Luminex Corp.	103,979
26,774	PAREXEL International Corp.*	1,708,984
13,378	PRA Health Sciences, Inc.*	855,657

		3,727,281

Machinery – 1.7%
3,386	Alamo Group, Inc.	267,697
24,153	Astec Industries, Inc.	1,530,093
2,965	Lydall, Inc.*	155,366
38,104	Mueller Water Products, Inc. Class A	428,670
58,787	Wabash National Corp.(a)	1,339,168
7,090	Watts Water Technologies, Inc. Class A	440,998
31,662	Woodward, Inc.	2,142,567

		6,304,559

Media – 0.1%
8,192	Sinclair Broadcast Group, Inc. Class A	323,174

Metals & Mining – 0.9%
20,699	Cliffs Natural Resources, Inc.*	139,097
41,223	Coeur Mining, Inc.*	373,480
3,189	Commercial Metals Co.	59,443
9,297	Schnitzer Steel Industries, Inc. Class A	175,713
66,567	SunCoke Energy, Inc.*	610,420
47,487	Worthington Industries, Inc.	2,065,685

		3,423,838

Mortgage Real Estate Investment Trusts (REITs) – 0.8%
62,513	Anworth Mortgage Asset Corp.	366,326
100,996	Invesco Mortgage Capital, Inc.	1,647,245
54,875	MTGE Investment Corp.	987,750

		3,001,321

Multiline Retail – 0.3%
20,199	Big Lots, Inc.	1,019,847

Oil, Gas & Consumable Fuels – 0.6%
5,972	CVR Energy, Inc.	130,727
47,154	Delek US Holdings, Inc.	1,134,997
90,025	Denbury Resources, Inc.*	199,856
25,483	Golar LNG Ltd.(a)	650,071

		2,115,651

Paper & Forest Products – 1.5%
29,876	KapStone Paper & Packaging Corp.	630,085
127,449	Louisiana-Pacific Corp.*	3,280,537
19,903	Neenah Paper, Inc.	1,559,400
6,882	Schweitzer-Mauduit International, Inc.	296,270

		5,766,292

Personal Products – 0.3%
8,612	Medifast, Inc.	398,908
11,109	USANA Health Sciences, Inc.*	631,546

		1,030,454

Common Stocks – (continued)
Pharmaceuticals* – 2.5%
83,341	Catalent, Inc.	2,440,224
18,181	Corcept Therapeutics, Inc.	173,447
30,188	Depomed, Inc.	361,954
68,537	Horizon Pharma PLC	1,054,099
87,516	Innoviva, Inc.	1,031,376
22,340	Nektar Therapeutics	423,790
26,624	Pacira Pharmaceuticals, Inc.	1,292,595
33,944	Prestige Brands Holdings, Inc.	1,948,725
27,383	SciClone Pharmaceuticals, Inc.	264,246
18,005	Supernus Pharmaceuticals, Inc.	586,963

		9,577,419

Professional Services – 2.0%
11,730	Barrett Business Services, Inc.	676,352
23,984	FTI Consulting, Inc.*	829,606
16,743	Huron Consulting Group, Inc.*	745,063
22,390	On Assignment, Inc.*	1,159,130
15,427	RPX Corp.*	198,083
37,709	TriNet Group, Inc.*	1,108,645
17,641	TrueBlue, Inc.*	482,481
30,292	WageWorks, Inc.*	2,235,550

		7,434,910

Real Estate Management & Development – 0.2%
46,383	Kennedy-Wilson Holdings, Inc.	946,213

Road & Rail – 0.2%
32,675	Heartland Express, Inc.	657,421
3,459	Marten Transport Ltd.	85,783

		743,204

Semiconductors & Semiconductor Equipment – 5.3%
16,240	Advanced Energy Industries, Inc.*	1,198,512
50,422	Advanced Micro Devices, Inc.*	670,613
130,629	Amkor Technology, Inc.*	1,538,810
25,529	Cabot Microelectronics Corp.	2,000,197
52,772	Cirrus Logic, Inc.*	3,395,878
30,136	Diodes, Inc.*	704,881
113,022	Entegris, Inc.*	2,802,945
36,074	Lattice Semiconductor Corp.*	247,468
5,404	Microsemi Corp.*	253,664
6,666	MKS Instruments, Inc.	521,614
2,609	Nanometrics, Inc.*	82,327
101,443	Photronics, Inc.*	1,166,594
13,120	Power Integrations, Inc.	865,264
57,093	Semtech Corp.*	1,949,726
37,232	Silicon Laboratories, Inc.*	2,649,057

		20,047,550

Software – 5.2%
28,754	American Software, Inc. Class A	315,431
62,535	Aspen Technology, Inc.*(b)	3,845,277
19,725	Barracuda Networks, Inc.*	401,009
21,588	Blackbaud, Inc.	1,735,891
11,668	Bottomline Technologies de, Inc.*	271,864
25,970	CommVault Systems, Inc.*	1,310,187
6,450	Fair Isaac Corp.	873,846

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
28,234	HubSpot, Inc.*	$1,893,090
4,672	MicroStrategy, Inc. Class A*	888,474
67,037	Progress Software Corp.	1,992,340
11,232	Proofpoint, Inc.*(a)	846,556
10,291	RingCentral, Inc. Class A*	328,798
20,257	Synchronoss Technologies, Inc.*	324,112
69,691	Take-Two Interactive Software, Inc.*(b)	4,380,079
51,941	The Rubicon Project, Inc.*	296,583
25,887	Zix Corp.*	140,566

		19,844,103

Specialty Retail – 4.0%
57,230	Aaron’s, Inc.	2,056,846
18,037	American Eagle Outfitters, Inc.	254,141
34,873	Asbury Automotive Group, Inc.*	2,134,228
130,686	Chico’s FAS, Inc.	1,806,081
29,541	Francesca’s Holdings Corp.*	466,157
26,431	Group 1 Automotive, Inc.	1,822,417
11,514	Lithia Motors, Inc. Class A	1,100,163
69,117	Pier 1 Imports, Inc.	465,849
66,519	Select Comfort Corp.*	2,055,437
45,690	The Cato Corp. Class A	1,030,766
120,436	The Finish Line, Inc. Class A	1,904,093

		15,096,178

Textiles, Apparel & Luxury Goods – 1.2%
31,423	Crocs, Inc.*	195,765
7,545	Deckers Outdoor Corp.*	449,606
46,489	Fossil Group, Inc.*	801,935
49,435	Steven Madden Ltd.*	1,881,002
46,160	Wolverine World Wide, Inc.	1,112,918

		4,441,226

Thrifts & Mortgage Finance – 0.8%
68,233	Meridian Bancorp, Inc.	1,197,489
41,698	Walker & Dunlop, Inc.*	1,870,155

		3,067,644

Trading Companies & Distributors – 1.7%
15,942	Applied Industrial Technologies, Inc.	1,020,288
93,150	BMC Stock Holdings, Inc.*	2,170,395
56,060	H&E Equipment Services, Inc.	1,183,987
47,459	Rush Enterprises, Inc. Class A*	1,791,577
4,459	Veritiv Corp.*	230,308

		6,396,555

Common Stocks – (continued)
Wireless Telecommunication Services* – 0.0%
11,549	Boingo Wireless, Inc.	165,035

TOTAL COMMON STOCKS
(Cost $331,286,764)		$368,761,538

Shares	Distribution Rate	Value
Investment Company(c)(d) – 2.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,081,286	0.656%	$10,081,286
(Cost $10,081,286)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $341,368,050)		$378,842,824

Securities Lending Reinvestment Vehicle(c)(d) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,688,055	0.656%	3,688,055
(Cost $3,688,055)

TOTAL INVESTMENTS – 100.7%
(Cost $345,056,105)		$382,530,879

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(2,697,992)

NET ASSETS – 100.0%		$379,832,887

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(d)	Represents an Affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	97	June 2017	$6,782,240	$(14,957)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Aerospace & Defense – 1.7%
13,109	Curtiss-Wright Corp.	$1,225,167
3,947	Ducommun, Inc.*	116,003
17,249	Esterline Technologies Corp.*	1,577,421
2,383	KLX, Inc.*	112,716
15,195	Wesco Aircraft Holdings, Inc.*	184,619

		3,215,926

Air Freight & Logistics* – 0.5%
7,288	Atlas Air Worldwide Holdings, Inc.	422,704
10,505	XPO Logistics, Inc.	518,842

		941,546

Airlines – 0.7%
17,823	Hawaiian Holdings, Inc.*	967,789
10,779	SkyWest, Inc.	400,979

		1,368,768

Auto Components – 2.2%
18,893	Cooper Tire & Rubber Co.	723,602
9,459	Cooper-Standard Holdings, Inc.*	1,069,529
77,684	Dana, Inc.	1,508,623
29,202	Superior Industries International, Inc.	635,144
3,825	Tenneco, Inc.	241,090
6,991	Tower International, Inc.	189,456

		4,367,444

Banks – 16.3%
2,602	Banco Latinoamericano de Comercio Exterior SA Class E	74,625
15,300	Banner Corp.	844,560
4,337	Berkshire Hills Bancorp, Inc.	162,638
37,516	Central Pacific Financial Corp.	1,173,500
50,426	CVB Financial Corp.	1,086,176
27,352	Enterprise Financial Services Corp.	1,155,622
130,265	F.N.B. Corp.	1,854,974
5,917	Farmers Capital Bank Corp.	245,555
25,579	FCB Financial Holdings, Inc. Class A*	1,208,608
11,348	First BanCorp*	66,726
15,182	First Busey Corp.	454,701
4,077	First Citizens BancShares, Inc. Class A	1,419,041
92,416	First Commonwealth Financial Corp.	1,193,091
44,037	First Financial Bancorp	1,217,623
28,518	First Merchants Corp.	1,180,075
5,711	Great Southern Bancorp, Inc.	286,407
36,682	Hancock Holding Co.	1,713,049
40,059	Hanmi Financial Corp.	1,163,714
13,315	Heartland Financial USA, Inc.	639,120
24,476	Hilltop Holdings, Inc.	680,678
14,043	IBERIABANK Corp.	1,114,312
37,101	International Bancshares Corp.	1,387,577
15,965	Lakeland Bancorp, Inc.	310,519
2,582	Lakeland Financial Corp.	117,894
57,321	OFG Bancorp	670,656
8,673	Pacific Premier Bancorp, Inc.*	316,998
3,318	Preferred Bank	175,821
6,257	Prosperity Bancshares, Inc.(a)	420,470

Common Stocks – (continued)
Banks – (continued)
28,082	Sandy Spring Bancorp, Inc.	1,214,546
6,520	Sterling Bancorp	151,590
17,110	TriCo Bancshares	606,721
11,141	TriState Capital Holdings, Inc.*	277,411
21,979	UMB Financial Corp.	1,593,258
70,411	Umpqua Holdings Corp.	1,244,162
1,843	Union Bankshares Corp.	63,104
49,757	United Community Banks, Inc.	1,360,854
81,129	Valley National Bancorp	954,077
4,711	WesBanco, Inc.	187,545
24,286	Wintrust Financial Corp.	1,720,906

		31,708,904

Biotechnology – 2.7%
35,382	AMAG Pharmaceuticals, Inc.*	863,321
66,929	Array BioPharma, Inc.*	580,274
1,193	BioSpecifics Technologies Corp.*	67,679
3,545	Enanta Pharmaceuticals, Inc.*	112,554
52,298	Exelixis, Inc.*	1,171,475
19,424	FibroGen, Inc.*	543,872
27,168	Genomic Health, Inc.*	892,740
16,780	Momenta Pharmaceuticals, Inc.*	240,793
199,739	PDL BioPharma, Inc.	449,413
4,379	Portola Pharmaceuticals, Inc.*	175,116
11,011	Retrophin, Inc.*	215,706

		5,312,943

Building Products – 0.2%
4,529	Continental Building Products, Inc.*	110,281
3,873	Universal Forest Products, Inc.	369,058

		479,339

Capital Markets – 2.2%
13,879	Evercore Partners, Inc. Class A	1,023,576
35,839	Greenhill & Co., Inc.	906,727
59,937	KCG Holdings, Inc. Class A*	1,192,746
4,212	Moelis & Co. Class A	154,580
15,451	Piper Jaffray Cos.	967,233

		4,244,862

Chemicals – 2.4%
6,860	GCP Applied Technologies, Inc.*	225,694
21,320	Innophos Holdings, Inc.	1,022,081
1,935	Innospec, Inc.	127,710
7,845	Koppers Holdings, Inc.*	333,020
15,229	Minerals Technologies, Inc.	1,198,522
8,392	Olin Corp.	269,635
7,381	Stepan Co.	625,909
19,133	The Chemours Co.	770,869

		4,573,440

Commercial Services & Supplies – 2.5%
21,242	ACCO Brands Corp.*	302,698
29,358	Brady Corp. Class A	1,143,494
13,170	CECO Environmental Corp.	148,689
9,539	Ennis, Inc.	167,886

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
4,297	Essendant, Inc.	$71,760
3,828	Interface, Inc.	76,177
47,710	Kimball International, Inc. Class B	847,807
33,716	McGrath RentCorp	1,173,654
903	MSA Safety, Inc.	70,299
23,018	Quad Graphics, Inc.	604,453
9,372	West Corp.	250,139

		4,857,056

Communications Equipment – 1.1%
28,688	Finisar Corp.*	655,234
5,210	InterDigital, Inc.	468,379
26,741	NetScout Systems, Inc.*	1,006,799

		2,130,412

Construction & Engineering – 1.3%
6,259	Argan, Inc.	418,414
25,348	EMCOR Group, Inc.	1,666,377
9,706	MYR Group, Inc.*	410,176

		2,494,967

Consumer Finance – 0.7%
26,419	Enova International, Inc.*	375,150
11,521	EZCORP, Inc. Class A*	104,265
5,742	Nelnet, Inc. Class A	258,448
4,564	Regional Management Corp.*	90,504
8,206	World Acceptance Corp.*	434,097

		1,262,464

Containers & Packaging – 0.4%
13,343	Greif, Inc. Class A	782,167

Diversified Consumer Services – 1.6%
17,747	Bridgepoint Education, Inc.*	216,513
11,245	Capella Education Co.	1,071,648
6,367	DeVry Education Group, Inc.	240,991
37,415	K12, Inc.*	705,273
57,427	Regis Corp.*	626,529
5,031	Sotheby’s*	238,268

		3,099,222

Electric Utilities – 0.8%
33,050	Portland General Electric Co.	1,498,487

Electrical Equipment – 0.5%
3,498	EnerSys	290,719
16,072	General Cable Corp.	289,296
20,834	LSI Industries, Inc.	188,964
6,773	Powell Industries, Inc.	233,601

		1,002,580

Electronic Equipment, Instruments & Components – 5.8%
59,912	AVX Corp.	1,013,112
40,294	Benchmark Electronics, Inc.*	1,277,320
10,668	Daktronics, Inc.	100,919
3,821	Insight Enterprises, Inc.*	160,864
28,883	Kimball Electronics, Inc.*	498,232

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
3,609	Knowles Corp.*	63,988
2,895	Methode Electronics, Inc.	128,972
22,953	Plexus Corp.*	1,193,327
14,415	Rogers Corp.*	1,483,880
37,605	Sanmina Corp.*	1,400,786
12,253	Tech Data Corp.*	1,171,999
81,645	TTM Technologies, Inc.*	1,365,921
83,698	Vishay Intertechnology, Inc.	1,368,462

		11,227,782

Energy Equipment & Services – 1.9%
38,151	Archrock, Inc.	450,182
10,763	Exterran Corp.*	294,583
55,044	Fairmount Santrol Holdings, Inc.*(b)	284,027
8,059	Forum Energy Technologies, Inc.*	136,197
196,932	McDermott International, Inc.*	1,287,935
21,137	Oil States International, Inc.*	628,826
54,459	Pioneer Energy Services Corp.*	166,100
21,938	Unit Corp.*	471,448

		3,719,298

Equity Real Estate Investment Trusts (REITs) – 9.6%
88,379	Ashford Hospitality Trust, Inc.	552,369
66,161	Cedar Realty Trust, Inc.	355,946
40,557	Chatham Lodging Trust	785,184
4,671	Chesapeake Lodging Trust	108,881
16,969	Colony Starwood Homes	586,618
127,811	DiamondRock Hospitality Co.	1,407,199
4,040	Education Realty Trust, Inc.	156,631
44,962	FelCor Lodging Trust, Inc.	348,455
53,392	First Industrial Realty Trust, Inc.	1,502,451
91,373	First Potomac Realty Trust	1,005,103
39,824	Hersha Hospitality Trust	734,355
26,171	Hudson Pacific Properties, Inc.	899,236
18,840	InfraREIT, Inc.	359,844
22,181	LaSalle Hotel Properties	633,489
6,249	Lexington Realty Trust	63,552
8,411	National Storage Affiliates Trust	206,069
34,227	New Senior Investment Group, Inc.	356,645
10,840	Pebblebrook Hotel Trust	322,598
4,787	PS Business Parks, Inc.	581,812
19,891	QTS Realty Trust, Inc. Class A	1,062,975
50,682	RAIT Financial Trust	155,594
50,107	Rexford Industrial Realty, Inc.	1,249,669
66,941	RLJ Lodging Trust	1,438,562
6,333	Silver Bay Realty Trust Corp.	135,716
42,339	Summit Hotel Properties, Inc.	699,864
87,246	Sunstone Hotel Investors, Inc.	1,299,093
14,134	Tier REIT, Inc.	244,660
74,892	Xenia Hotels & Resorts, Inc.	1,307,614

		18,560,184

Food Products – 0.5%
11,077	Fresh Del Monte Produce, Inc.	679,020
3,738	John B. Sanfilippo & Son, Inc.	274,743

		953,763

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Gas Utilities – 1.1%
1,570	Northwest Natural Gas Co.	$93,572
5,463	ONE Gas, Inc.	376,018
20,159	Southwest Gas Holdings, Inc.(a)	1,688,518

		2,158,108

Health Care Equipment & Supplies* – 1.8%
50,684	AngioDynamics, Inc.	786,616
14,379	Halyard Health, Inc.	567,970
11,887	Masimo Corp.	1,221,270
27,602	Wright Medical Group NV	838,825

		3,414,681

Health Care Providers & Services – 0.9%
3,076	Molina Healthcare, Inc.*	153,154
38,748	Owens & Minor, Inc.	1,342,618
18,579	Triple-S Management Corp. Class B*	336,280

		1,832,052

Hotels, Restaurants & Leisure – 2.7%
40,113	Belmond Ltd. Class A*	497,401
6,274	Buffalo Wild Wings, Inc.*	988,469
30,836	International Speedway Corp. Class A	1,144,016
37,358	La Quinta Holdings, Inc.*	527,121
10,326	Marriott Vacations Worldwide Corp.	1,137,719
50,923	Penn National Gaming, Inc.*	941,057

		5,235,783

Household Durables – 1.3%
46,153	Beazer Homes USA, Inc.*	572,759
1,837	Installed Building Products, Inc.*	98,004
4,673	M/I Homes, Inc.*	126,919
11,315	MDC Holdings, Inc.	350,878
44,327	Taylor Morrison Home Corp. Class A*	1,023,954
7,502	TopBuild Corp.*	384,027

		2,556,541

Household Products* – 0.5%
29,731	Central Garden & Pet Co. Class A	1,047,423

Independent Power and Renewable Electricity Producers – 1.4%
59,764	Atlantica Yield PLC	1,245,482
20,709	NRG Yield, Inc. Class C	366,549
17,839	Ormat Technologies, Inc.	1,053,571

		2,665,602

Insurance – 4.8%
60,646	American Equity Investment Life Holding Co.	1,438,523
20,472	Argo Group International Holdings Ltd.	1,350,128
82,545	CNO Financial Group, Inc.	1,739,223
16,609	FBL Financial Group, Inc. Class A	1,104,499
13,508	Fidelity & Guaranty Life(b)	384,303
126,047	Genworth Financial, Inc. Class A*	509,230
16,660	Heritage Insurance Holdings, Inc.	201,586
9,231	James River Group Holdings Ltd.	402,102

Common Stocks – (continued)
Insurance – (continued)
71,549	Maiden Holdings Ltd.	883,630
25,511	Stewart Information Services Corp.	1,210,242

		9,223,466

Internet & Direct Marketing Retail* – 0.3%
31,940	FTD Cos., Inc.	638,800

Internet Software & Services – 0.8%
27,314	Blucora, Inc.*	503,943
9,017	Cornerstone OnDemand, Inc.*	354,188
10,541	Liquidity Services, Inc.*	82,220
5,455	LogMeIn, Inc.	616,415

		1,556,766

IT Services – 1.3%
40,720	Convergys Corp.	916,607
43,806	EVERTEC, Inc.	694,325
63,668	Travelport Worldwide Ltd.	838,508

		2,449,440

Leisure Products – 0.3%
50,155	Callaway Golf Co.	594,337

Machinery – 1.2%
3,751	Alamo Group, Inc.	296,554
9,419	Astec Industries, Inc.	596,694
3,136	Chart Industries, Inc.*	114,495
4,569	Columbus McKinnon Corp.	119,388
26,732	Harsco Corp.*	348,853
10,511	Kennametal, Inc.	437,047
21,068	Wabash National Corp.	479,929

		2,392,960

Marine – 0.1%
15,937	Costamare, Inc.	107,415

Metals & Mining – 2.0%
45,831	AK Steel Holding Corp.*	290,569
11,422	Carpenter Technology Corp.	463,733
98,974	Cliffs Natural Resources, Inc.*	665,105
19,123	Commercial Metals Co.	356,453
16,707	Materion Corp.	635,701
34,209	Schnitzer Steel Industries, Inc. Class A	646,550
73,299	SunCoke Energy, Inc.*	672,152
4,145	Worthington Industries, Inc.	180,307

		3,910,570

Mortgage Real Estate Investment Trusts (REITs) – 2.8%
31,509	AG Mortgage Investment Trust, Inc.	597,096
158,457	Anworth Mortgage Asset Corp.	928,558
87,185	Invesco Mortgage Capital, Inc.(a)	1,421,987
44,222	Ladder Capital Corp.	646,968
69,425	MTGE Investment Corp.	1,249,650
33,240	Resource Capital Corp.	310,794
33,404	Western Asset Mortgage Capital Corp.	351,744

		5,506,797

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 2.5%
6,664	California Resources Corp.*(b)	$77,969
17,296	Contango Oil & Gas Co.*	123,839
56,680	Delek US Holdings, Inc.	1,364,288
182,904	Denbury Resources, Inc.*	406,047
34,703	EP Energy Corp. Class A*(b)	156,857
20,173	GasLog Ltd.(b)	282,422
44,045	Golar LNG Ltd.(b)	1,123,588
14,439	Green Plains, Inc.	332,097
34,580	Oasis Petroleum, Inc.*	412,885
13,503	Sanchez Energy Corp.*(b)	104,513
115,320	Scorpio Tankers, Inc.	507,408

		4,891,913

Paper & Forest Products – 0.9%
24,205	KapStone Paper & Packaging Corp.	510,483
41,232	Louisiana-Pacific Corp.*	1,061,312
4,578	Schweitzer-Mauduit International, Inc.	197,083

		1,768,878

Pharmaceuticals* – 0.0%
5,817	Innoviva, Inc.	68,553

Professional Services – 1.6%
1,255	Barrett Business Services, Inc.	72,363
9,027	CBIZ, Inc.*	142,175
4,217	CRA International, Inc.	159,993
18,864	FTI Consulting, Inc.*	652,506
10,091	Huron Consulting Group, Inc.*	449,049
5,924	ICF International, Inc.*	261,545
32,835	Navigant Consulting, Inc.*	787,055
36,645	RPX Corp.*	470,522
5,135	TrueBlue, Inc.*	140,442

		3,135,650

Real Estate Management & Development – 0.3%
26,652	Kennedy-Wilson Holdings, Inc.	543,701

Road & Rail – 0.2%
16,069	Marten Transport Ltd.	398,511

Semiconductors & Semiconductor Equipment – 3.0%
5,131	Advanced Micro Devices, Inc.*	68,242
68,865	Amkor Technology, Inc.*	811,230
13,930	Brooks Automation, Inc.	351,872
16,712	Cabot Microelectronics Corp.	1,309,385
3,943	Cirrus Logic, Inc.*	253,732
23,708	Diodes, Inc.*	554,530
60,292	Entegris, Inc.*	1,495,242
80,032	Photronics, Inc.*	920,368

		5,764,601

Software – 1.0%
1,849	Aspen Technology, Inc.*	113,695
594	MicroStrategy, Inc. Class A*	112,961
42,364	Progress Software Corp.	1,259,058
2,515	QAD, Inc. Class A	75,953
6,370	Take-Two Interactive Software, Inc.*	400,355

		1,962,022

Common Stocks – (continued)
Specialty Retail – 3.4%
45,142	Aaron’s, Inc.	1,622,404
3,671	Asbury Automotive Group, Inc.*	224,665
59,803	Chico’s FAS, Inc.	826,478
16,315	Group 1 Automotive, Inc.	1,124,919
40,692	Pier 1 Imports, Inc.	274,264
43,728	Rent-A-Center, Inc.(b)	467,452
12,531	Select Comfort Corp.*	387,208
4,732	Shoe Carnival, Inc.	120,051
23,190	The Cato Corp. Class A	523,166
66,906	The Finish Line, Inc. Class A	1,057,784

		6,628,391

Textiles, Apparel & Luxury Goods – 0.8%
4,436	Deckers Outdoor Corp.*	264,341
44,944	Fossil Group, Inc.*	775,284
23,290	Wolverine World Wide, Inc.	561,522

		1,601,147

Thrifts & Mortgage Finance – 2.6%
70,126	Beneficial Bancorp, Inc.	1,122,016
15,069	Capitol Federal Financial, Inc.	220,459
20,242	Dime Community Bancshares, Inc.	393,707
5,165	Federal Agricultural Mortgage Corp. Class C	294,663
59,361	Meridian Bancorp, Inc.	1,041,786
32,267	Radian Group, Inc.	544,667
8,498	TrustCo Bank Corp. NY	67,559
28,334	Walker & Dunlop, Inc.*	1,270,780

		4,955,637

Trading Companies & Distributors – 2.1%
33,004	Aircastle Ltd.	779,554
15,645	Applied Industrial Technologies, Inc.	1,001,280
27,032	BMC Stock Holdings, Inc.*	629,846
10,438	H&E Equipment Services, Inc.	220,451
36,988	Rush Enterprises, Inc. Class A*	1,396,297

		4,027,428

Water Utilities – 0.2%
7,877	SJW Group	384,713

Wireless Telecommunication Services – 0.1%
13,936	Spok Holdings, Inc.	250,151

TOTAL COMMON STOCKS
(Cost $170,425,888)		$189,473,591

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,483,191	0.656%	$1,483,191
(Cost $1,483,191)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $171,909,079)		$190,956,782

Securities Lending Reinvestment Vehicle(c)(d) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,613,525	0.656%	2,613,525
(Cost $2,613,525)

TOTAL INVESTMENTS — 99.7%
(Cost $174,522,604)		$193,570,307

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		538,859

NET ASSETS — 100.0%		$194,109,166

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an Affiliated fund.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	54	June 2017	$3,775,680	$156,641

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%
Aerospace & Defense – 2.5%
7,824	Northrop Grumman Corp.	$1,924,391
29,522	Raytheon Co.	4,582,110
49,318	Spirit AeroSystems Holdings, Inc. Class A	2,819,017
1,426	The Boeing Co.	263,567
42,723	United Technologies Corp.	5,083,610

		14,672,695

Airlines – 2.9%
99,586	Delta Air Lines, Inc.	4,525,188
271,599	JetBlue Airways Corp.*	5,929,006
91,407	United Continental Holdings, Inc.*	6,417,685

		16,871,879

Auto Components – 1.8%
11,581	BorgWarner, Inc.	489,645
36,442	Delphi Automotive PLC	2,929,937
41,943	Lear Corp.	5,983,588
30,396	The Goodyear Tire & Rubber Co.	1,101,247

		10,504,417

Banks – 3.8%
50,007	Bank of America Corp.	1,167,164
23,714	CIT Group, Inc.	1,098,195
137,362	Citizens Financial Group, Inc.	5,042,559
160,812	JPMorgan Chase & Co.	13,990,644
19,306	Wells Fargo & Co.	1,039,435

		22,337,997

Beverages – 0.2%
9,851	PepsiCo, Inc.	1,115,921

Biotechnology – 4.8%
37,961	Alexion Pharmaceuticals, Inc.*	4,850,657
51,093	Amgen, Inc.	8,344,509
27,420	Biogen, Inc.*	7,436,578
63,507	Celgene Corp.*	7,878,043

		28,509,787

Building Products – 1.3%
17,045	Allegion PLC	1,340,419
168,648	Masco Corp.	6,243,349

		7,583,768

Capital Markets – 4.5%
114,265	Intercontinental Exchange, Inc.	6,878,753
47,451	S&P Global, Inc.	6,367,450
155,793	The Bank of New York Mellon Corp.	7,331,619
135,817	Thomson Reuters Corp.	6,170,166

		26,747,988

Chemicals – 1.1%
5,796	Air Products & Chemicals, Inc.	814,338
19,301	Celanese Corp. Series A	1,679,959
49,868	Huntsman Corp.	1,235,230
12,235	PPG Industries, Inc.	1,343,892

Common Stocks – (continued)
Chemicals – (continued)
4,889	The Sherwin-Williams Co.	1,636,251

		6,709,670

Communications Equipment – 1.7%
44,034	F5 Networks, Inc.*	5,686,110
149,850	Juniper Networks, Inc.	4,505,990

		10,192,100

Consumer Finance – 0.5%
34,442	Capital One Financial Corp.	2,768,448
13,655	Synchrony Financial	379,609

		3,148,057

Containers & Packaging – 1.0%
66,617	Owens-Illinois, Inc.*	1,453,583
52,936	Sealed Air Corp.	2,330,243
33,973	WestRock Co.	1,819,594

		5,603,420

Diversified Financial Services* – 0.6%
20,346	Berkshire Hathaway, Inc. Class B	3,361,363

Diversified Telecommunication Services – 1.4%
202,046	AT&T, Inc.	8,007,083

Electrical Equipment – 0.8%
82,583	AMETEK, Inc.	4,723,748

Electronic Equipment, Instruments & Components – 2.0%
370,588	Flex Ltd.*	5,729,290
203,686	Jabil Circuit, Inc.	5,910,968

		11,640,258

Energy Equipment & Services – 1.1%
113,044	Baker Hughes, Inc.	6,711,422

Equity Real Estate Investment Trusts (REITs) – 3.7%
58,840	American Tower Corp.	7,410,310
16,696	Equinix, Inc.	6,973,919
83,478	Host Hotels & Resorts, Inc.	1,498,430
12,328	Quality Care Properties, Inc.*	213,891
46,398	SBA Communications Corp.*	5,868,883

		21,965,433

Food & Staples Retailing – 2.6%
117,732	Wal-Mart Stores, Inc.	8,851,092
77,308	Walgreens Boots Alliance, Inc.	6,690,234

		15,541,326

Food Products – 2.9%
59,325	Bunge Ltd.	4,688,455
155,039	Conagra Brands, Inc.	6,012,412
97,291	Tyson Foods, Inc. Class A	6,251,920

		16,952,787

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 2.8%
110,652	Baxter International, Inc.	$6,161,104
85,325	Danaher Corp.	7,110,132
73,235	Hologic, Inc.*	3,306,560

		16,577,796

Health Care Providers & Services – 4.2%
40,265	Cigna Corp.	6,296,238
26,093	Express Scripts Holding Co.*	1,600,544
47,992	McKesson Corp.	6,636,814
59,641	UnitedHealth Group, Inc.	10,430,018

		24,963,614

Hotels, Restaurants & Leisure – 2.2%
38,517	Carnival Corp.	2,379,195
23,544	Hilton Worldwide Holdings, Inc.	1,388,390
83,656	International Game Technology PLC	1,857,163
102,880	Las Vegas Sands Corp.	6,068,891
8,263	Wyndham Worldwide Corp.	787,547
8,206	Yum! Brands, Inc.	539,544

		13,020,730

Household Durables* – 0.8%
20,813	Mohawk Industries, Inc.	4,886,684

Household Products – 1.5%
104,782	Colgate-Palmolive Co.	7,548,495
2,430	Spectrum Brands Holdings, Inc.	349,264
11,901	The Procter & Gamble Co.	1,039,315

		8,937,074

Independent Power and Renewable Electricity Producers – 0.7%
245,079	AES Corp.	2,771,844
96,589	NRG Energy, Inc.	1,632,354

		4,404,198

Industrial Conglomerates – 0.9%
165,223	General Electric Co.	4,789,815
3,752	Honeywell International, Inc.	492,037

		5,281,852

Insurance – 2.0%
28,611	Aon PLC	3,428,742
93,577	Marsh & McLennan Cos., Inc.	6,936,863
28,746	XL Group Ltd.	1,203,020

		11,568,625

Internet & Direct Marketing Retail – 2.5%
11,057	Amazon.com, Inc.*	10,227,614
4,362	Expedia, Inc.	583,287
9,836	Netflix, Inc.*	1,497,039
1,464	The Priceline Group, Inc.*	2,703,745

		15,011,685

Internet Software & Services* – 5.3%
8,757	Alphabet, Inc. Class A	8,096,022
8,713	Alphabet, Inc. Class C	7,893,629

Common Stocks – (continued)
Internet Software & Services* – (continued)
63,979	Facebook, Inc. Class A	9,612,845
54,224	VeriSign, Inc.	4,821,598
21,561	Yahoo!, Inc.	1,039,456

		31,463,550

IT Services – 3.2%
6,710	CSRA, Inc.	195,127
8,475	Euronet Worldwide, Inc.*	700,205
23,672	Fidelity National Information Services, Inc.	1,992,946
5,928	International Business Machines Corp.	950,199
78,354	MasterCard, Inc. Class A	9,114,137
314,799	The Western Union Co.	6,251,908

		19,204,522

Life Sciences Tools & Services – 0.4%
15,090	Thermo Fisher Scientific, Inc.	2,494,830

Machinery – 0.2%
9,894	Donaldson Co., Inc.	457,894
6,489	Fortive Corp.	410,494
4,684	Nordson Corp.	586,437

		1,454,825

Media – 1.4%
20,491	Scripps Networks Interactive, Inc. Class A	1,531,087
225,846	Twenty-First Century Fox, Inc. Class A	6,897,337

		8,428,424

Metals & Mining* – 0.4%
179,950	Freeport-McMoRan, Inc.	2,294,362

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
92,546	AGNC Investment Corp.	1,949,944

Multi-Utilities – 1.6%
223,191	CenterPoint Energy, Inc.	6,367,639
116,987	NiSource, Inc.	2,836,935

		9,204,574

Oil, Gas & Consumable Fuels – 4.3%
12,380	Chevron Corp.	1,320,946
28,655	Energen Corp.*	1,489,773
50,981	Exxon Mobil Corp.	4,162,598
26,712	HollyFrontier Corp.	751,676
62,079	Kinder Morgan, Inc.	1,280,690
33,654	Marathon Petroleum Corp.	1,714,335
63,414	Phillips 66	5,045,218
110,086	The Williams Cos., Inc.	3,371,934
101,631	Valero Energy Corp.	6,566,379

		25,703,549

Pharmaceuticals – 4.7%
20,445	Allergan PLC	4,985,718
55,792	Bristol-Myers Squibb Co.	3,127,142
45,675	Eli Lilly & Co.	3,748,090

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
65,174	Johnson & Johnson	$8,047,034
128,294	Merck & Co., Inc.	7,996,565

		27,904,549

Real Estate Management & Development* – 0.4%
65,567	CBRE Group, Inc. Class A	2,347,954

Road & Rail – 2.4%
49,937	Norfolk Southern Corp.	5,867,098
75,371	Union Pacific Corp.	8,438,537

		14,305,635

Semiconductors & Semiconductor Equipment – 3.6%
177,361	Applied Materials, Inc.	7,202,630
132,006	Maxim Integrated Products, Inc.	5,828,065
101,827	Texas Instruments, Inc.	8,062,662

		21,093,357

Software – 4.5%
41,073	Activision Blizzard, Inc.	2,146,064
59,472	Adobe Systems, Inc.*	7,953,785
19,890	CDK Global, Inc.	1,293,049
74,374	Citrix Systems, Inc.*	6,019,832
136,413	Microsoft Corp.	9,338,834

		26,751,564

Specialty Retail – 0.9%
95,680	Best Buy Co., Inc.	4,957,181
4,829	Burlington Stores, Inc.*	477,684

		5,434,865

Technology Hardware, Storage & Peripherals – 3.2%
110,485	Apple, Inc.(a)	15,871,170
144,696	HP, Inc.	2,723,179
4,493	NCR Corp.*	185,336

		18,779,685

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.7%
40,163	PVH Corp.	4,057,668

Tobacco – 1.4%
73,436	Philip Morris International, Inc.	8,139,646

TOTAL COMMON STOCKS
(Cost $517,995,475)		$578,566,880

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,436,576	0.656%	$5,436,576
(Cost $5,436,576)

TOTAL INVESTMENTS – 98.6%
(Cost $523,432,051)		$584,003,456

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		8,403,145

NET ASSETS – 100.0%		$592,406,601

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(c)	Represents an Affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	44	June 2017	$5,237,100	$12,114

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

Large Cap Growth Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,271,073,089, $407,390,682, $247,349,391, $331,286,764, $170,425,888 and $517,995,475)(a)	$1,382,767,276
Investments of affiliated issuers, at value (cost $26,700,716, $4,279,336, $1,761,506, $10,081,286, $1,483,191 and $5,436,576)	26,700,716
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	—
Cash	22,671,158
Variation margin on certain derivative contracts	—
Receivables:
Fund shares sold	103,710,404
Investments sold	65,171,073
Dividends	599,735
Reimbursement from investment adviser	34,145
Securities lending income	77
Collateral on certain derivative contracts(b)	—
Other assets	5,553
Total assets	1,601,660,137

Liabilities:
Variation margin on certain derivative contracts	51,216
Payables:
Investments purchased	171,717,462
Fund shares redeemed	8,618,034
Management fees	543,503
Distribution and Service fees and Transfer Agency fees	223,288
Payable upon return of securities loaned	—
Accrued expenses	80,478
Total liabilities	181,233,981

Net Assets:
Paid-in capital	1,299,809,048
Undistributed net investment income	2,674,589
Accumulated net realized gain (loss)	6,170,641
Net unrealized gain	111,771,878
NET ASSETS	$1,420,426,156
Net Assets:
Class A	$278,193,347
Class C	57,945,008
Institutional	766,735,638
Service	31,623,309
Class IR	209,881,469
Class R	27,551,370
Class R6	48,496,015
Total Net Assets	$1,420,426,156
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,336,938
Class C	2,374,855
Institutional	27,610,994
Service	1,191,145
Class IR	7,893,797
Class R	1,046,323
Class R6	1,747,084
Net asset value, offering and redemption price per share:(c)
Class A	$26.91
Class C	24.40
Institutional	27.77
Service	26.55
Class IR	26.59
Class R	26.33
Class R6	27.76

(a)	Includes loaned securities having a market value of $2,575,479, $3,621,827 and $2,513,672 for the Small Cap Equity Insights, Small Cap Growth Insights and Small Cap Value Insights Funds, respectively.
(b)	Segregated for initial margin and/or collateral on futures transactions for the Large Cap Value Insights Fund.
(c)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $28.48, $20.72, $24.36, $35.26, $46.58 and $47.62, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$422,524,849	$267,033,608	$368,761,538	$189,473,591	$578,566,880
4,279,336	1,761,506	10,081,286	1,483,191	5,436,576
—	2,685,876	3,688,055	2,613,525	—
7,286,647	4,086,878	5,948,127	3,195,423	8,974,641
—	60,868	—	—	—

718,576	25,158,130	17,439,653	71,675	901,806
48,475,475	4,207,867	5,575,721	3,002,346	13,811,010
560,347	10,866	18,073	20,420	643,514
25,906	31,752	28,741	26,144	31,204
—	15,488	14,104	5,988	—
305,000	—	—	—	—
40,615	1,650	2,243	1,129	25,206
484,216,751	305,054,489	411,557,541	199,893,432	608,390,837

304,342	—	100,396	55,890	12,275

10,400,651	23,203,672	26,223,383	2,705,590	14,341,895
39,293,000	3,987,792	1,385,121	140,473	1,104,712
202,927	165,133	229,564	126,285	249,483
52,409	39,051	50,525	61,516	157,787
—	2,685,876	3,688,055	2,613,525	—
142,887	119,623	47,610	80,987	118,084
50,396,216	30,201,147	31,724,654	5,784,266	15,984,236

675,722,521	305,205,168	334,804,716	164,064,519	499,449,797
369,140	350,304	22,607	39,227	2,093,090
(257,405,947)	(50,386,496)	7,545,747	10,801,076	30,280,195
15,134,821	19,684,366	37,459,817	19,204,344	60,583,519
$433,820,535	$274,853,342	$379,832,887	$194,109,166	$592,406,601

$ 60,144,131	$33,830,066	$59,953,912	$103,761,067	$264,399,061
13,570,214	13,024,954	8,999,766	17,976,687	33,348,411
326,179,276	212,742,272	148,784,234	59,325,846	221,194,840
7,218,445	484,275	—	—	5,313,081
24,374,486	2,512,730	130,055,934	5,393,425	32,597,980
2,322,293	12,115,788	5,895,929	7,589,663	33,151,175
11,690	143,257	26,143,112	62,478	2,402,053
$433,820,535	$274,853,342	$379,832,887	$194,109,166	$592,406,601

3,071,268	1,469,671	1,799,144	2,357,182	5,876,100
699,120	647,766	339,268	543,525	814,481
16,668,776	8,915,657	3,861,544	1,052,813	4,783,224
367,150	21,336	—	—	118,639
1,248,472	109,998	3,825,259	122,992	732,889
119,239	536,063	182,602	174,912	748,526
598	6,004	678,337	1,109	51,970

$19.58	$23.02	$33.32	$44.02	$45.00
19.41	20.11	26.53	33.07	40.94
19.57	23.86	38.53	56.35	46.24
19.66	22.70	—	—	44.78
19.52	22.84	34.00	43.85	44.48
19.48	22.60	32.29	43.39	44.29
19.56	23.86	38.54	56.35	46.22

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

Large Cap Growth Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $831, $257, $688 and $0)	$6,633,162
Dividends — affiliated issuers	67,855
Securities lending income — affiliated issuer	6,116
Total investment income	6,707,133

Expenses:
Management fees	3,436,341
Distribution and Service fees(a)	659,042
Transfer Agency fees(a)	554,909
Custody, accounting and administrative services	65,181
Registration fees	55,939
Printing and mailing costs	44,877
Professional fees	41,501
Service Share fees — Service Plan	22,400
Service Share fees — Shareholder Administration Plan	22,400
Trustee fees	9,210
Other	13,963
Total expenses	4,925,763
Less — expense reductions	(893,385)
Net expenses	4,032,378
NET INVESTMENT INCOME	2,674,755

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	47,620,147
Futures contracts	2,410,722
Net change in unrealized gain on:
Investments — unaffiliated issuers	99,311,336
Futures contracts	85,557
Net realized and unrealized gain	149,427,762
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,102,517

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Large Cap Growth Insights	$334,788	$264,870	$59,384	$254,439	$50,325	$113,501	$3,584	$108,199	$22,566	$2,295
Large Cap Value Insights	77,905	70,129	5,687	59,208	13,324	72,713	1,354	14,836	2,161	2
Small Cap Equity Insights	43,222	68,368	29,303	32,848	12,990	38,891	125	8,011	11,135	11
Small Cap Growth Insights	79,754	43,153	11,655	60,613	8,199	23,164	—	91,087	4,429	848
Small Cap Value Insights	128,962	87,685	17,879	98,011	16,660	9,492	—	5,102	6,794	3
U.S. Equity Insights	325,309	162,247	80,134	247,235	30,827	39,079	1,128	23,673	30,450	26

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$4,541,484	$1,935,952	$1,539,259	$1,657,813	$4,796,411
12,591	7,857	19,091	7,393	13,608
4,823	85,131	107,892	29,426	—
4,558,898	2,028,940	1,666,242	1,694,632	4,810,019

1,393,760	1,120,269	1,263,419	768,029	1,790,621
153,721	140,893	134,562	234,526	567,690
163,598	104,011	188,340	136,062	372,418
51,066	54,298	52,162	42,772	51,736
50,575	51,712	39,284	35,825	47,001
21,907	16,078	19,727	25,165	42,416
41,864	41,501	41,066	41,066	41,403
8,462	780	—	—	7,048
8,462	780	—	—	7,048
8,698	8,501	8,487	8,413	8,794
8,233	8,058	7,556	6,339	8,584
1,910,346	1,546,881	1,754,603	1,298,197	2,944,759
(363,269)	(243,541)	(241,158)	(203,811)	(551,566)
1,547,077	1,303,340	1,513,445	1,094,386	2,393,193
3,011,821	725,600	152,797	600,246	2,416,826

37,863,014	18,938,024	9,841,670	11,092,199	32,171,190
891,146	473,484	487,894	207,036	373,247

18,277,115	19,676,881	33,629,531	12,200,847	40,383,658
138,432	222,655	44,976	197,241	156,971
57,169,707	39,311,044	44,004,071	23,293,046	73,085,066
$60,181,528	$40,036,644	$44,156,868	$24,297,569	$75,501,892

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$2,674,755	$6,059,810
Net realized gain (loss)	50,030,869	39,552,200
Net change in unrealized gain (loss)	99,396,893	(23,553,465)
Net increase in net assets resulting from operations	152,102,517	22,058,545

Distributions to shareholders:
From net investment income
Class A Shares	(1,237,586)	(1,188,498)
Class C Shares	—	(92,936)
Institutional Shares	(3,993,399)	(4,313,410)
Service Shares	(83,880)	(25,083)
Class IR Shares	(508,915)	(299,441)
Class R Shares	(70,878)	(79,335)
Class R6 Shares	(117,502)	(88)
Total distributions to shareholders	(6,012,160)	(5,998,791)

From share transactions:
Proceeds from sales of shares	694,524,273	532,438,805
Reinvestment of distributions	5,487,280	5,424,452
Cost of shares redeemed	(266,775,340)	(506,204,019)
Net increase (decrease) in net assets resulting from share transactions	433,236,213	31,659,238
TOTAL INCREASE (DECREASE)	579,326,570	47,718,992

Net assets:
Beginning of period	841,099,586	793,380,594
End of period	$1,420,426,156	$841,099,586
Undistributed net investment income	$2,674,589	$6,011,994

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016

$3,011,821	$6,212,921	$725,600	$1,162,173
38,754,160	6,354,129	19,411,508	5,211,316
18,415,547	(2,154,333)	19,899,536	1,647,672
60,181,528	10,412,717	40,036,644	8,021,161

(341,335)	(758,159)	(97,192)	(49,335)
(26,363)	(75,081)	—	—
(2,752,983)	(4,760,563)	(1,223,631)	(488,722)
(34,397)	(75,588)	(1,402)	—
(115,083)	(116,096)	(52,520)	(5,495)
(10,629)	(15,774)	(13,506)	(2,484)
(85)	(162)	(277)	(59)
(3,280,875)	(5,801,423)	(1,388,528)	(546,095)

89,802,891	165,726,833	79,117,225	156,562,364
3,202,649	5,673,950	1,367,531	538,978
(150,143,729)	(130,141,538)	(82,891,641)	(66,939,713)
(57,138,189)	41,259,245	(2,406,885)	90,161,629
(237,536)	45,870,539	36,241,231	97,636,695

434,058,071	388,187,532	238,612,111	140,975,416
$433,820,535	$434,058,071	$274,853,342	$238,612,111
$369,140	$638,194	$350,304	$1,013,232

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$152,797	$269,418
Net realized gain (loss)	10,329,564	(2,301,718)
Net change in unrealized gain (loss)	33,674,507	2,999,294
Net increase in net assets resulting from operations	44,156,868	966,994

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	(215,269)	—
Service Shares	—	—
Class IR Shares	(165,943)	—
Class R Shares	—	—
Class R6 Shares	(17,101)	—
From net realized gains
Class A Shares	—	(3,786,174)
Class C Shares	—	(870,411)
Institutional Shares	—	(5,329,256)
Service Shares	—	—
Class IR Shares	—	(408,028)
Class R Shares	—	(208,004)
Class R6 Shares	—	(728)
Total distributions to shareholders	(398,313)	(10,602,601)

From share transactions:
Proceeds from sales of shares	184,960,621	143,678,447
Reinvestment of distributions	357,428	9,066,848
Cost of shares redeemed	(71,289,543)	(43,690,211)
Net increase (decrease) in net assets resulting from share transactions	114,028,506	109,055,084
TOTAL INCREASE (DECREASE)	157,787,061	99,419,477

Net assets:
Beginning of period	222,045,826	122,626,349
End of period	$379,832,887	$222,045,826
Undistributed net investment income	$22,607	$268,123

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016

$600,246	$983,316	$2,416,826	$4,811,854
11,299,235	5,567,484	32,544,437	17,517,788
12,398,088	3,277,051	40,540,629	(10,692,543)
24,297,569	9,827,851	75,501,892	11,637,099

(617,358)	(737,825)	(1,901,340)	(2,582,312)
(42,467)	(57,118)	(13,485)	(113,480)
(358,224)	(197,818)	(2,041,814)	(1,769,015)
—	—	(42,934)	(37,629)
(49,629)	(18,949)	(216,480)	(66,496)
(31,204)	(44,265)	(175,187)	(262,202)
(91)	(97)	(1,127)	(134)

(3,697,883)	(4,933,036)	(8,414,369)	(7,754,822)
(812,978)	(1,118,515)	(1,145,513)	(1,167,573)
(1,012,988)	(884,302)	(6,017,503)	(3,424,724)
—	—	(185,727)	(96,766)
(192,503)	(95,047)	(647,912)	(144,544)
(241,746)	(268,922)	(1,048,717)	(832,819)
(346)	(419)	(3,121)	(275)
(7,057,417)	(8,356,313)	(21,855,229)	(18,252,791)

59,111,198	14,415,599	87,945,737	133,423,119
6,806,909	8,059,965	20,897,271	17,393,559
(24,898,461)	(25,476,290)	(84,533,570)	(97,816,860)
41,019,646	(3,000,726)	24,309,438	52,999,818
58,259,798	(1,529,188)	77,956,101	46,384,126

135,849,368	137,378,556	514,450,500	468,066,374
$194,109,166	$135,849,368	$592,406,601	$514,450,500
$39,227	$537,954	$2,093,090	$4,068,631

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$23.44	$0.04		$3.54	$3.58	$(0.11)
2017 - C	21.23	(0.05)		3.22	3.17	—
2017 - Institutional	24.21	0.09		3.66	3.75	(0.19)
2017 - Service	23.15	0.01		3.52	3.53	(0.13)
2017 - IR	23.19	0.06		3.52	3.58	(0.18)
2017 - R	22.93	0.01		3.47	3.48	(0.08)
2017 - R6	24.21	0.08		3.67	3.75	(0.20)

FOR THE YEARS ENDED OCTOBER 31,
2016 - A	23.13	0.11		0.33	0.44	(0.13)
2016 - C	21.02	(0.05)		0.30	0.25	(0.04)
2016 - Institutional	23.86	0.21		0.34	0.55	(0.20)
2016 - Service	22.89	0.08		0.33	0.41	(0.15)
2016 - IR	22.88	0.17		0.32	0.49	(0.18)
2016 - R	22.71	0.05		0.32	0.37	(0.15)
2016 - R6	23.86	0.18		0.38	0.56	(0.21)
2015 - A	21.57	0.16		1.55	1.71	(0.15)
2015 - C	19.67	(0.01)		1.41	1.40	(0.05)
2015 - Institutional	22.22	0.26		1.60	1.86	(0.22)
2015 - Service	21.41	0.13		1.55	1.68	(0.20)
2015 - IR	21.36	0.22		1.52	1.74	(0.22)
2015 - R	21.25	0.09		1.55	1.64	(0.18)
2015 - R6 (Commenced July 31, 2015)	23.90	0.06		(0.10)	(0.04)	—
2014 - A	18.05	0.12		3.54	3.66	(0.14)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—
2014 - IR	17.88	0.14		3.52	3.66	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)
2013 - A	14.05	0.21	(e)	3.95	4.16	(0.16)
2013 - C	12.88	0.06	(e)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(e)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(e)	3.93	4.09	(0.16)
2013 - IR	13.95	0.22	(e)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(e)	3.97	4.08	(0.20)
2012 - A	12.60	0.12	(f)	1.47	1.59	(0.14)
2012 - C	11.57	0.01	(f)	1.35	1.36	(0.05)
2012 - Institutional	12.98	0.17	(f)	1.52	1.69	(0.19)
2012 - Service	12.47	0.10	(f)	1.47	1.57	(0.16)
2012 - IR	12.53	0.13	(f)	1.48	1.61	(0.19)
2012 - R	12.46	0.06	(f)	1.50	1.56	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$26.91	15.32%	$278,193	0.96	%(d)	1.13	%(d)	0.32	%(d)	97%
24.40	14.93	57,945	1.71	(d)	1.88	(d)	(0.43	)(d)	97
27.77	15.57	766,736	0.56	(d)	0.73	(d)	0.70	(d)	97
26.55	15.31	31,623	1.06	(d)	1.22	(d)	0.10	(d)	97
26.59	15.49	209,881	0.71	(d)	0.87	(d)	0.49	(d)	97
26.33	15.20	27,551	1.21	(d)	1.38	(d)	0.07	(d)	97
27.76	15.57	48,496	0.54	(d)	0.70	(d)	0.59	(d)	97

23.44	1.93	254,036	0.96		1.15		0.49		254
21.23	1.18	48,610	1.71		1.90		(0.25)		254
24.21	2.35	448,961	0.56		0.75		0.89		254
23.15	1.82	12,517	1.06		1.26		0.34		254
23.19	2.18	48,133	0.71		0.90		0.74		254
22.93	1.66	20,635	1.21		1.40		0.22		254
24.21	2.38	8,208	0.54		0.74		0.72		254
23.13	7.96	200,634	0.96		1.16		0.72		222
21.02	7.12	49,658	1.71		1.91		(0.05)		222
23.86	8.41	493,322	0.56		0.76		1.13		222
22.89	7.88	3,096	1.06		1.26		0.60		222
22.88	8.21	36,001	0.71		0.91		0.97		222
22.71	7.73	10,660	1.21		1.41		0.39		222
23.86	(0.17)	10	0.54	(d)	0.74	(d)	1.00	(d)	222
21.57	20.41	94,053	0.96		1.20		0.63		234
19.67	19.51	19,448	1.71		1.95		(0.12)		234
22.22	20.88	269,611	0.56		0.80		1.05		234
21.41	20.21	408	1.06		1.30		0.96		234
21.36	20.69	20,793	0.71		0.97		0.68		234
21.25	20.10	535	1.21		1.45		0.37		234
18.05	29.90	74,524	0.95		1.20		1.34	(e)	232
16.51	28.96	14,133	1.70		1.95		0.42	(e)	232
18.59	30.40	289,326	0.55		0.80		1.65	(e)	232
17.81	29.77	1,155	1.05		1.30		1.05	(e)	232
17.88	30.26	784	0.70		0.95		1.40	(e)	232
17.85	29.53	359	1.20		1.46		0.70	(e)	232
14.05	12.69	118,956	0.95		1.16		0.83	(f)	146
12.88	11.81	12,555	1.70		1.91		0.08	(f)	146
14.48	13.18	311,286	0.55		0.76		1.23	(f)	146
13.88	12.67	963	1.05		1.26		0.73	(f)	146
13.95	12.96	667	0.70		0.90		0.95	(f)	146
13.97	12.50	127	1.20		1.39		0.39	(f)	146

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$17.27	$0.09		$2.32		$2.41	$(0.10)
2017 - C	17.12	0.02		2.31		2.33	(0.04)
2017 - Institutional	17.25	0.13		2.33		2.46	(0.14)
2017 - Service	17.34	0.08		2.34		2.42	(0.10)
2017 - IR	17.22	0.12		2.31		2.43	(0.13)
2017 - R	17.18	0.07		2.32		2.39	(0.09)
2017 - R6	17.25	0.13		2.32		2.45	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	16.92	0.23		0.33		0.56	(0.21)
2016 - C	16.78	0.10		0.33		0.43	(0.09)
2016 - Institutional	16.91	0.29		0.32		0.61	(0.27)
2016 - Service	16.99	0.21		0.33		0.54	(0.19)
2016 - IR	16.88	0.26		0.33		0.59	(0.25)
2016 - R	16.84	0.18		0.33		0.51	(0.17)
2016 - R6	16.90	0.29		0.34		0.63	(0.28)
2015 - A	16.86	0.24		0.06		0.30	(0.24)
2015 - C	16.71	0.11		0.07		0.18	(0.11)
2015 - Institutional	16.85	0.31		0.06		0.37	(0.31)
2015 - Service	16.92	0.22		0.07		0.29	(0.22)
2015 - IR	16.81	0.27		0.08		0.35	(0.28)
2015 - R	16.81	0.18		0.08		0.26	(0.23)
2015 - R6 (Commenced July 31, 2015)	17.23	0.07		(0.32)		(0.25)	(0.08)
2014 - A	14.75	0.16		2.10		2.26	(0.15)
2014 - C	14.63	0.04		2.08		2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11		2.33	(0.22)
2014 - Service	14.81	0.14		2.11		2.25	(0.14)
2014 - IR	14.72	0.21		2.08		2.29	(0.20)
2014 - R	14.71	0.08		2.13		2.21	(0.11)
2013 - A	11.49	0.25	(e)	3.22		3.47	(0.21)
2013 - C	11.40	0.12	(e)	3.23		3.35	(0.12)
2013 - Institutional	11.48	0.28	(e)	3.25		3.53	(0.27)
2013 - Service	11.54	0.21	(e)	3.26		3.47	(0.20)
2013 - IR	11.47	0.23	(e)	3.27		3.50	(0.25)
2013 - R	11.46	0.16	(e)	3.28		3.44	(0.19)
2012 - A	10.19	0.17		1.29	(f)	1.46	(0.16)
2012 - C	10.11	0.09		1.29	(f)	1.38	(0.09)
2012 - Institutional	10.18	0.21		1.30	(f)	1.51	(0.21)
2012 - Service	10.23	0.17		1.29	(f)	1.46	(0.15)
2012 - IR	10.17	0.19		1.30	(f)	1.49	(0.19)
2012 - R	10.17	0.13		1.30	(f)	1.43	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, 14.67% and 13.98%, respectively.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$19.58	13.99%		$60,144	0.96	%(d)	1.12	%(d)	1.00	%(d)	110%
19.41	13.58		13,570	1.71	(d)	1.87	(d)	0.25		110
19.57	14.29		326,179	0.56	(d)	0.72	(d)	1.40		110
19.66	13.94		7,218	1.06	(d)	1.22	(d)	0.89		110
19.52	14.13		24,374	0.71	(d)	0.87	(d)	1.21		110
19.48	13.90		2,322	1.21	(d)	1.37	(d)	0.74		110
19.56	14.24		12	0.55	(d)	0.72	(d)	1.4		110

17.27	3.35		60,942	0.96		1.15		1.36		229
17.12	2.56		13,437	1.71		1.90		0.61		229
17.25	3.70		341,830	0.56		0.75		1.73		229
17.34	3.22		6,014	1.06		1.24		1.27		229
17.22	3.57		9,947	0.71		0.90		1.56		229
17.18	3.08		1,877	1.21		1.40		1.07		229
17.25	3.76		10	0.54		0.74		1.77		229
16.92	1.82		62,150	0.96		1.12		1.39		221
16.78	1.11		15,658	1.71		1.87		0.64		221
16.91	2.24		296,403	0.56		0.72		1.81		221
16.99	1.77		7,271	1.06		1.22		1.29		221
16.88	2.14		5,425	0.71		0.87		1.60		221
16.84	1.56		1,270	1.21		1.37		1.07		221
16.90	(1.41)		10	0.58	(d)	0.74	(d)	1.62	(d)	221
16.86	15.42		62,704	0.96		1.14		1.00		222
16.71	14.50		16,567	1.71		1.89		0.25		222
16.85	15.89		389,534	0.56		0.74		1.39		222
16.92	15.24		6,062	1.06		1.24		0.91		222
16.81	15.62		5,238	0.71		0.88		1.27		222
16.81	15.13		332	1.21		1.39		0.49		222
14.75	30.54		52,993	0.95		1.14		1.95	(e)	221
14.63	29.61		13,723	1.70		1.90		0.91	(e)	221
14.74	31.13		245,662	0.55		0.75		2.21	(e)	221
14.81	30.40		5,061	1.05		1.25		1.64	(e)	221
14.72	30.88		293	0.71		0.91		1.72	(e)	221
14.71	30.25		79	1.20		1.40		1.23	(e)	221
11.49	14.44	(f)	107,535	0.95		1.11		1.53		135
11.40	13.65	(f)	11,018	1.70		1.86		0.77		135
11.48	14.91	(f)	337,650	0.55		0.71		1.91		135
11.54	14.38	(f)	5,117	1.05		1.21		1.48		135
11.47	14.77	(f)	128	0.70		0.86		1.74		135
11.46	14.08	(f)	33	1.20		1.36		1.18		135

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$19.73	$0.03		$3.32		$3.35	$(0.06)
2017 - C	17.25	(0.05)		2.91		2.86	—
2017 - Institutional	20.47	0.08		3.45		3.53	(0.14)
2017 - Service	19.44	0.02		3.28		3.30	(0.04)
2017 - IR	19.61	0.08		3.28		3.36	(0.13)
2017 - R	19.36	—		3.27		3.27	(0.03)
2017 - R6	20.47	0.06		3.47		3.53	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	19.10	0.08		0.58		0.66	(0.03)
2016 - C	16.81	(0.05)		0.49		0.44	—
2016 - Institutional	19.84	0.17		0.57		0.74	(0.11)
2016 - Service	18.82	0.06		0.56		0.62	—
2016 - IR	19.02	0.09		0.59		0.68	(0.09)
2016 - R	18.78	0.03		0.55		0.58	— (e)
2016 - R6	19.84	0.17		0.58		0.75	(0.12)
2015 - A	18.25	0.03		0.82		0.85	—
2015 - C	16.18	(0.10)		0.73		0.63	—
2015 - Institutional	18.94	0.11		0.86		0.97	(0.07)
2015 - Service	18.00	0.02		0.80		0.82	—
2015 - IR	18.14	0.06		0.84		0.90	(0.02)
2015 - R	17.98	(0.02)		0.82		0.80	—
2015 - R6 (Commenced July 31,2015)	20.22	0.02		(0.40)		(0.38)	—
2014 - A	16.86	0.01		1.52		1.53	(0.14)
2014 - C	15.01	(0.11)		1.36		1.25	(0.08)
2014 - Institutional	17.48	0.09		1.57		1.66	(0.20)
2014 - Service	16.64	(0.01)		1.50		1.49	(0.13)
2014 - IR	16.70	0.08		1.48		1.56	(0.12)
2014 - R	16.67	(0.03)		1.49		1.46	(0.15)
2013 - A	12.93	0.20	(f)	3.75		3.95	(0.02)
2013 - C	11.57	0.06	(f)	3.38		3.44	—
2013 - Institutional	13.42	0.25	(f)	3.91		4.16	(0.10)
2013 - Service	12.78	0.17	(f)	3.72		3.89	(0.03)
2013 - IR	12.83	0.23	(f)	3.72		3.95	(0.08)
2013 - R	12.81	0.03	(f)	3.86		3.89	(0.03)
2012 - A	12.06	0.01	(g)	0.96	(h)	0.97	(0.10)
2012 - C	10.81	(0.07	)(g)	0.86	(h)	0.79	(0.03)
2012 - Institutional	12.53	0.07	(g)	0.98	(h)	1.05	(0.16)
2012 - Service	11.94	0.01	(g)	0.94	(h)	0.95	(0.11)
2012 - IR	12.00	0.05	(g)	0.94	(h)	0.99	(0.16)
2012 - R	11.97	(0.01	)(g)	0.94	(h)	0.93	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02%, and 7.44%, respectively.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.02	16.98%		$33,830	1.24	%(d)	1.42	%(d)	0.29	%(d)	68%
20.11	16.52		13,025	1.99	(d)	2.17	(d)	(0.46	)(d)	68
23.86	17.25		212,742	0.84	(d)	1.02	(d)	0.69	(d)	68
22.70	16.96		484	1.34	(d)	1.52	(d)	0.20	(d)	68
22.84	17.14		2,513	0.99	(d)	1.17	(d)	0.70	(d)	68
22.60	16.86		12,116	1.49	(d)	1.68	(d)	0.03	(d)	68
23.86	17.26		143	0.83	(d)	1.02	(d)	0.52	(d)	68

19.73	3.44		31,733	1.25		1.49		0.43		144
17.25	2.61		12,133	2.00		2.24		(0.32)		144
20.47	3.77		176,644	0.85		1.08		0.84		144
19.44	3.29		651	1.35		1.59		0.31		144
19.61	3.63		7,462	0.99		1.22		0.45		144
19.36	3.11		9,954	1.50		1.74		0.18		144
20.47	3.81		35	0.83		1.06		0.85		144
19.10	4.66		34,680	1.26		1.47		0.15		127
16.81	3.89		14,153	2.01		2.22		(0.60)		127
19.84	5.13		81,067	0.86		1.07		0.57		127
18.82	4.56		959	1.36		1.58		0.12		127
19.02	4.99		1,119	1.01		1.23		0.32		127
18.78	4.45		8,986	1.51		1.72		(0.11)		127
19.84	(1.88)		10	0.86	(d)	1.06	(d)	0.38	(d)	127
18.25	9.16		40,458	1.27		1.51		0.07		130
16.18	8.33		15,348	2.02		2.26		(0.68)		130
18.94	9.58		119,013	0.87		1.11		0.47		130
18.00	9.02		1,769	1.37		1.60		(0.04)		130
18.14	9.39		448	1.02		1.24		0.47		130
17.98	8.83		8,126	1.52		1.76		(0.18)		130
16.86	30.64		42,607	1.26		1.46		1.39	(f)	151
15.01	29.73		16,202	2.01		2.21		0.45	(f)	151
17.48	31.18		134,276	0.86		1.06		1.61	(f)	151
16.64	30.55		2,514	1.36		1.56		1.13	(f)	151
16.70	30.94		1,767	1.01		1.21		1.62	(f)	151
16.67	30.39		7,450	1.51		1.73		0.18	(f)	151
12.93	8.04	(h)	49,863	1.25		1.46		0.15	(g)	125
11.57	7.26	(h)	12,487	2.00		2.21		(0.57	)(g)	125
13.42	8.49	(h)	123,556	0.85		1.06		0.55	(g)	125
12.78	7.97	(h)	2,133	1.35		1.56		0.10	(g)	125
12.83	8.36	(h)	5,389	1.00		1.21		0.43	(g)	125
12.81	7.78	(h)	357	1.50		1.71		(0.05	)(g)	125

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$28.34	$(0.01)		$4.99		$4.98	$—	$—	$—
2017 - C	22.64	(0.11)		4.00		3.89	—	—	—
2017 - Institutional	32.76	0.05		5.79		5.84	(0.07)	—	(0.07)
2017 - IR	28.93	0.02		5.11		5.13	(0.06)	—	(0.06)
2017 - R	27.49	(0.06)		4.86		4.80	—	—	—
2017 - R6	32.78	0.05		5.79		5.84	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	31.15	—	(e)	(0.12	)(f)	(0.12)	—	(2.69)	(2.69)
2016 - C	25.61	(0.16)		(0.12	)(f)	(0.28)	—	(2.69)	(2.69)
2016 - Institutional	35.46	0.13		(0.14	)(f)	(0.01)	—	(2.69)	(2.69)
2016 - IR	31.68	0.01		(0.07	)(f)	(0.06)	—	(2.69)	(2.69)
2016 - R	30.37	(0.06)		(0.13	)(f)	(0.19)	—	(2.69)	(2.69)
2016 - R6	35.46	0.13		(0.12	)(f)	0.01	—	(2.69)	(2.69)
2015 - A	31.17	(0.10)		1.87		1.77	—	(1.79)	(1.79)
2015 - C	26.12	(0.28)		1.56		1.28	—	(1.79)	(1.79)
2015 - Institutional	35.10	0.02		2.13		2.15	—	(1.79)	(1.79)
2015 - IR	31.59	(0.04)		1.92		1.88	—	(1.79)	(1.79)
2015 - R	30.51	(0.18)		1.83		1.65	—	(1.79)	(1.79)
2015 - R6 (Commenced July 31, 2015)	36.95	(0.01)		(1.48)		(1.49)	—	—	—
2014 - A	31.10	(0.10)		2.67		2.57	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25		1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00		3.01	—	(2.50)	(2.50)
2014 - IR	31.41	(0.04)		2.72		2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64		2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(g)	7.70		7.88	(0.18)	—	(0.18)
2013 - C	20.09	(0.03	)(g)	6.63		6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(g)	8.57		8.86	(0.28)	—	(0.28)
2013 - IR	23.64	0.18	(g)	7.83		8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(g)(e)	7.68		7.68	(0.20)	—	(0.20)
2012 - A	21.22	0.04	(h)	2.14	(i)	2.18	—	—	—
2012 - C	18.35	(0.11	)(h)	1.85	(i)	1.74	—	—	—
2012 - Institutional	23.49	0.15	(h)	2.37	(i)	2.52	—	—	—
2012 - IR	21.39	0.03	(h)	2.22	(i)	2.25	—	—	—
2012 - R	20.98	(0.01	)(h)	2.11	(i)	2.10	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(g)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(i)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$33.32	17.57%	$59,954	1.23	%(d)	1.40	%(d)	(0.09	)%(d)	58%
26.53	17.18	9,000	1.98	(d)	2.15	(d)	(0.85	)(d)	58
38.53	17.84	148,784	0.85	(d)	1.00	(d)	0.26	(d)	58
34.00	17.75	130,056	0.98	(d)	1.15	(d)	0.13	(d)	58
32.29	17.46	5,896	1.48	(d)	1.65	(d)	(0.36	)(d)	58
38.54	17.82	26,143	0.83	(d)	0.98	(d)	0.30	(d)	58

28.34	(0.37)	65,195	1.25		1.51		—		139
22.64	(1.14)	7,420	2.00		2.26		(0.74)		139
32.76	0.01	91,248	0.85		1.11		0.40		139
28.93	(0.15)	47,826	1.00		1.23		0.04		139
27.49	(0.63)	3,689	1.50		1.76		(0.21)		139
32.78	0.07	6,667	0.83		1.06		0.40		139
31.15	5.95	43,647	1.26		1.60		(0.33)		145
25.61	5.18	7,964	2.01		2.36		(1.06)		145
35.46	6.39	64,023	0.86		1.20		0.06		145
31.68	6.24	4,683	1.01		1.33		(0.12)		145
30.37	5.67	2,299	1.51		1.85		(0.60)		145
35.46	(4.03)	10	0.85	(d)	1.16	(d)	(0.07	)(d)	145
31.17	8.74	32,390	1.30		1.86		(0.33)		162
26.12	7.96	7,124	2.05		2.61		(1.08)		162
35.10	9.15	30,166	0.90		1.47		0.02		162
31.59	9.02	1,269	1.05		1.62		(0.12)		162
30.51	8.48	847	1.54		2.09		(0.63)		162
31.10	33.98	30,803	1.30		1.93		0.67	(g)	163
26.64	32.92	7,402	2.05		2.68		(0.12	)(g)	163
34.59	34.48	14,171	0.90		1.53		0.96	(g)	163
31.41	34.25	639	1.05		1.71		0.62	(g)	163
30.56	33.60	209	1.55		2.18		(0.01	)(g)	163
23.40	10.24 (i)	25,662	1.25		1.96		0.16	(h)	116
20.09	9.46 (i)	5,247	2.00		2.71		(0.59	)(h)	116
26.01	10.70 (i)	7,733	0.85		1.55		0.57	(h)	116
23.64	10.49 (i)	176	1.00		1.70		0.12	(h)	116
23.08	9.98 (i)	30	1.50		2.20		(0.08	)(h)	116

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$38.86	$0.14		$6.86	$7.00	$(0.25)	$(1.59)	$(1.84)
2017 - C	29.53	(0.02)		5.22	5.20	(0.07)	(1.59)	(1.66)
2017 - Institutional	49.35	0.28		8.72	9.00	(0.41)	(1.59)	(2.00)
2017 - IR	38.78	0.17		6.87	7.04	(0.38)	(1.59)	(1.97)
2017 - R	38.32	0.08		6.77	6.85	(0.19)	(1.59)	(1.78)
2017 - R6	49.35	0.25		8.74	8.99	(0.40)	(1.59)	(1.99)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	38.37	0.28		2.55	2.83	(0.29)	(2.05)	(2.34)
2016 - C	29.75	0.01		1.92	1.93	(0.10)	(2.05)	(2.15)
2016 - Institutional	48.06	0.55		3.23	3.78	(0.44)	(2.05)	(2.49)
2016 - IR	38.31	0.37		2.54	2.91	(0.39)	(2.05)	(2.44)
2016 - R	37.99	0.20		2.50	2.70	(0.32)	(2.05)	(2.37)
2016 - R6	48.07	0.55		3.23	3.78	(0.45)	(2.05)	(2.50)
2015 - A	38.89	0.30		(0.09)	0.21	(0.14)	(0.59)	(0.73)
2015 - C	30.40	—		(0.06)	(0.06)	—	(0.59)	(0.59)
2015 - Institutional	48.49	0.55		(0.10)	0.45	(0.29)	(0.59)	(0.88)
2015 - IR	38.84	0.39		(0.10)	0.29	(0.23)	(0.59)	(0.82)
2015 - R	38.50	0.14		(0.04)	0.10	(0.02)	(0.59)	(0.61)
2015 - R6 (Commenced July 31, 2015)	48.87	0.10		(0.90)	(0.80)	—	—	—
2014 - A	35.97	0.15		2.95	3.10	(0.18)	—	(0.18)
2014 - C	28.20	(0.10)		2.31	2.21	(0.01)	—	(0.01)
2014 - Institutional	44.76	0.38		3.67	4.05	(0.32)	—	(0.32)
2014 - IR	35.92	0.25		2.94	3.19	(0.27)	—	(0.27)
2014 - R	35.62	0.07		2.92	2.99	(0.11)	—	(0.11)
2013 - A	28.75	0.42	(f)	7.12	7.54	(0.32)	—	(0.32)
2013 - C	22.62	0.15	(f)	5.60	5.75	(0.17)	—	(0.17)
2013 - Institutional	35.67	0.69	(f)	8.84	9.53	(0.44)	—	(0.44)
2013 - IR	28.75	0.49	(f)	7.11	7.60	(0.43)	—	(0.43)
2013 - R	28.54	0.31	(f)	7.09	7.40	(0.32)	—	(0.32)
2012 - A	26.36	0.22	(g)	2.31 (h)	2.53	(0.14)	—	(0.14)
2012 - C	20.79	—	(g)(e)	1.83 (h)	1.83	—	—	—
2012 - Institutional	32.66	0.47	(g)	2.79 (h)	3.26	(0.25)	—	(0.25)
2012 - IR	26.40	0.31	(g)	2.28 (h)	2.59	(0.24)	—	(0.24)
2012 - R	26.21	0.15	(g)	2.30 (h)	2.45	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$44.02	17.90%		$103,761	1.24	%(d)	1.47	%(d)	0.65	%(d)	61%
33.07	17.47		17,977	1.99	(d)	2.22	(d)	(0.11	)(d)	61
56.35	18.14		59,326	0.84	(d)	1.06	(d)	1.01	(d)	61
43.85	18.05		5,393	0.99	(d)	1.21	(d)	0.79	(d)	61
43.39	17.75		7,590	1.49	(d)	1.72	(d)	0.38	(d)	61
56.35	18.13		62	0.83	(d)	1.05	(d)	0.91	(d)	61

38.86	7.99		91,210	1.25		1.54		0.78		129
29.53	7.15		15,224	2.00		2.29		0.03		129
49.35	8.41		21,717	0.85		1.14		1.19		129
38.78	8.26		1,925	1.00		1.29		1.02		129
38.32	7.72		5,762	1.50		1.79		0.55		129
49.35	8.41		11	0.84		1.14		1.18		129
38.37	0.53		93,151	1.25		1.52		0.76		133
29.75	(0.21)		16,416	2.00		2.27		0.01		133
48.06	0.93		21,036	0.85		1.12		1.13		133
38.31	0.76		1,774	1.00		1.27		1.00		133
37.99	0.27		4,992	1.51		1.77		0.36		133
48.07	(1.64)		10	0.83	(d)	1.09	(d)	0.83	(d)	133
38.89	8.66		96,094	1.27		1.59		0.41		114
30.40	7.84		18,994	2.02		2.34		(0.34)		114
48.49	9.12		15,973	0.87		1.20		0.81		114
38.84	8.94		1,788	1.02		1.35		0.66		114
38.50	8.40		1,176	1.52		1.84		0.18		114
35.97	26.54		99,381	1.26		1.54		1.32	(f)	141
28.20	25.63		19,416	2.00		2.29		0.58	(f)	141
44.76	27.05		12,204	0.86		1.13		1.74	(f)	141
35.92	26.91		1,310	1.01		1.29		1.53	(f)	141
35.62	26.21		1,154	1.51		1.79		0.96	(f)	141
28.75	9.60	(h)	87,084	1.25		1.52		0.79	(g)	85
22.62	8.78	(h)	17,808	2.00		2.27		0.04	(g)	85
35.67	10.02	(h)	12,310	0.85		1.11		1.30	(g)	85
28.75	9.82	(h)	455	1.00		1.26		1.11	(g)	85
28.54	9.35	(h)	699	1.50		1.75		0.52	(g)	85

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$40.76	$0.17		$5.76		$5.93	$(0.31)	$(1.38)	$(1.69)
2017 - C	37.10	0.01		5.23		5.24	(0.02)	(1.38)	(1.40)
2017 - Institutional	41.92	0.26		5.92		6.18	(0.48)	(1.38)	(1.86)
2017 - Service	40.60	0.15		5.73		5.88	(0.32)	(1.38)	(1.70)
2017 - IR	40.39	0.22		5.70		5.92	(0.45)	(1.38)	(1.83)
2017 - R	40.12	0.11		5.67		5.78	(0.23)	(1.38)	(1.61)
2017 - R6	41.91	0.20		5.98		6.18	(0.49)	(1.38)	(1.87)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	41.46	0.38		0.49		0.87	(0.38)	(1.19)	(1.57)
2016 - C	37.88	0.08		0.44		0.52	(0.11)	(1.19)	(1.30)
2016 - Institutional	42.60	0.54		0.52		1.06	(0.55)	(1.19)	(1.74)
2016 - Service	41.37	0.33		0.50		0.83	(0.41)	(1.19)	(1.60)
2016 - IR	41.13	0.45		0.50		0.95	(0.50)	(1.19)	(1.69)
2016 - R	40.91	0.27		0.49		0.76	(0.36)	(1.19)	(1.55)
2016 - R6	42.60	0.56		0.50		1.06	(0.56)	(1.19)	(1.75)
2015 - A	40.20	0.43		1.12		1.55	(0.29)	—	(0.29)
2015 - C	36.78	0.11		1.03		1.14	(0.04)	—	(0.04)
2015 - Institutional	41.29	0.60		1.16		1.76	(0.45)	—	(0.45)
2015 - Service	40.12	0.36		1.15		1.51	(0.26)	—	(0.26)
2015 - IR	39.89	0.51		1.13		1.64	(0.40)	—	(0.40)
2015 - R	39.80	0.26		1.18		1.44	(0.33)	—	(0.33)
2015 - R6 (Commenced July 31, 2015)	43.19	0.14		(0.73)		(0.59)	—	—	—
2014 - A	34.52	0.33		5.71		6.04	(0.36)	—	(0.36)
2014 - C	31.63	0.05		5.24		5.29	(0.14)	—	(0.14)
2014 - Institutional	35.44	0.49		5.86		6.35	(0.50)	—	(0.50)
2014 - Service	34.44	0.29		5.71		6.00	(0.32)	—	(0.32)
2014 - IR	34.26	0.42		5.67		6.09	(0.46)	—	(0.46)
2014 - R	34.16	0.23		5.67		5.90	(0.26)	—	(0.26)
2013 - A	26.80	0.44		7.68		8.12	(0.40)	—	(0.40)
2013 - C	24.59	0.19		7.07		7.26	(0.22)	—	(0.22)
2013 - Institutional	27.51	0.53		7.91		8.44	(0.51)	—	(0.51)
2013 - Service	26.76	0.41		7.65		8.06	(0.38)	—	(0.38)
2013 - IR	26.62	0.45		7.67		8.12	(0.48)	—	(0.48)
2013 - R	26.58	0.36		7.61		7.97	(0.39)	—	(0.39)
2012 - A	24.21	0.33	(e)	2.70	(f)	3.03	(0.44)	—	(0.44)
2012 - C	22.25	0.13	(e)	2.48	(f)	2.61	(0.27)	—	(0.27)
2012 - Institutional	24.82	0.44	(e)	2.77	(f)	3.21	(0.52)	—	(0.52)
2012 - Service	24.14	0.30	(e)	2.70	(f)	3.00	(0.38)	—	(0.38)
2012 - IR	24.08	0.37	(e)	2.69	(f)	3.06	(0.52)	—	(0.52)
2012 - R	23.98	0.22	(e)	2.73	(f)	2.95	(0.35)	—	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87%, and 12.33%, respectively.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$45.00	14.80%		$264,399	0.96	%(d)	1.16	%(d)	0.79	%(d)	102%
40.94	14.36		33,348	1.71	(d)	1.91	(d)	0.04	(d)	102
46.24	15.03		221,195	0.56	(d)	0.76	(d)	1.17	(d)	102
44.78	14.75		5,313	1.06	(d)	1.26	(d)	0.69	(d)	102
44.48	14.94		32,598	0.71	(d)	0.91	(d)	1.03	(d)	102
44.29	14.64		33,151	1.21	(d)	1.41	(d)	0.54	(d)	102
46.22	15.04		2,402	0.54	(d)	0.74	(d)	0.87	(d)	102

40.76	2.25		251,466	0.96		1.18		0.96		213
37.10	1.48		31,377	1.71		1.93		0.21		213
41.92	2.66		177,412	0.56		0.78		1.33		213
40.60	2.15		5,473	1.06		1.28		0.83		213
40.39	2.48		18,322	0.71		0.93		1.13		213
40.12	1.99		30,341	1.21		1.43		0.70		213
41.91	2.66		60	0.55		0.77		1.36		213
41.46	3.86		272,738	0.96		1.17		1.04		224
37.88	3.09		37,811	1.71		1.92		0.28		224
42.60	4.27		121,863	0.56		0.77		1.42		224
41.37	3.75		3,344	1.06		1.27		0.86		224
41.13	4.12		4,615	0.71		0.92		1.24		224
40.91	3.58		27,685	1.21		1.42		0.64		224
42.60	(1.37)		10	0.55	(d)	0.74	(d)	1.37	(d)	224
40.20	17.67		275,574	0.97		1.21		0.88		222
36.78	16.80		36,503	1.72		1.96		0.13		222
41.29	18.14		105,300	0.57		0.81		1.27		222
40.12	17.57		1,132	1.07		1.31		0.78		222
39.89	17.98		1,003	0.72		0.96		1.13		222
39.80	17.42		457	1.22		1.46		0.63		222
34.52	30.75		256,626	0.95		1.21		1.46		203
31.63	29.78		34,143	1.70		1.96		0.70		203
35.44	31.27		64,809	0.56		0.82		1.70		203
34.44	30.57		1,020	1.05		1.31		1.37		203
34.26	31.06		546	0.71		0.97		1.48		203
34.16	30.42		343	1.20		1.46		1.19		203
26.80	12.69	(f)	239,796	0.95		1.20		1.31	(e)	121
24.59	11.84	(f)	30,979	1.70		1.95		0.55	(e)	121
27.51	13.16	(f)	33,613	0.55		0.80		1.69	(e)	121
26.76	12.58	(f)	1,036	1.05		1.30		1.18	(e)	121
26.62	12.96	(f)	198	0.70		0.95		1.45	(e)	121
26.58	12.42	(f)	336	1.20		1.44		0.85	(e)	121

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, IR, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investment in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

80

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Money Market Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$22,049,179	$—	$—
North America	1,360,718,097	—	—
Investment Company	26,700,716	—	—
Total	$1,409,467,992	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$77,691	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$732,828	$—	$—
North America	421,792,021	—	—
Investment Company	4,279,336	—	—
Total	$426,804,185	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$654	$—	$—

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,551,077	$—	$—
North America	261,482,531	—	—
Investment Company	1,761,506	—	—
Securities Lending Reinvestment Vehicle	2,685,876	—	—
Total	$271,480,990	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$149	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,160,235	$—	$45,262
North America	362,556,041	—	—
Investment Company	10,081,286	—	—
Securities Lending Reinvestment Vehicle	3,688,055	—	—
Total	$382,485,617	$—	$45,262

Derivative Type
Liabilities(b)
Futures Contracts	$(14,957)	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$4,317,461	$—	$—
North America	185,156,130	—	—
Investment Company	1,483,191	—	—
Securities Lending Reinvestment Vehicle	2,613,525	—	—
Total	$193,570,307	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$156,641	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,699,098	$—	$—
North America	570,867,782	—	—
Investment Company	5,436,576	—	—
Total	$584,003,456	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$12,114	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Assets(a)	Liabilities(a)
Equity	Large Cap Growth Insights	Variation Margin on Certain Derivatives Contracts	$77,691	$—
Equity	Large Cap Value Insights	Variation Margin on Certain Derivatives Contracts	654	—
Equity	Small Cap Equity Insights	Variation Margin on Certain Derivatives Contracts	149
Equity	Small Cap Growth Insights	Variation Margin on Certain Derivatives Contracts	—	(14,957)
Equity	Small Cap Value Insights	Variation Margin on Certain Derivatives Contracts	156,641	—
Equity	U.S. Equity Insights	Variation Margin on Certain Derivatives Contracts	12,114	—

(a)	Includes unrealized gain (loss) on futures described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2017 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss) from Futures Contracts” or “Net change in unrealized gain (loss) on Futures Contracts” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$2,410,722	$85,557	202
Equity	Large Cap Value Insights	891,146	138,432	65
Equity	Small Cap Equity Insights	473,484	222,655	50
Equity	Small Cap Growth Insights	487,894	44,976	119
Equity	Small Cap Value Insights	207,036	197,241	47
Equity	U.S. Equity Insights	373,247	156,971	61

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.65%	0.59%	0.56%	0.55%	0.54%	0.64%	0.51%
Large Cap Value Insights	0.60	0.54	0.51	0.50	0.49	0.60%	0.52%
Small Cap Equity Insights	0.85	0.85	0.77	0.73	0.72	0.85%	0.80%
Small Cap Growth Insights	0.85	0.85	0.77	0.73	0.72	0.85%	0.81%
Small Cap Value Insights	0.85	0.85	0.77	0.73	0.72	0.85%	0.80%
U.S. Equity Insights	0.65	0.59	0.56	0.55	0.54	0.65%	0.52%

*	GSAM has agreed to waive a portion of its management fees in order to achieve effective net management fee rates, as defined in the Funds’ prospectus. These arrangements will remain in effect through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees. These management fee waivers may be modified or terminated by GSAM at its discretion and without shareholder approval after such date, although GSAM does not presently intend to do so. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2017, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights Fund	$662,719
Large Cap Value Insights Fund	185,863
Small Cap Equity Insights Fund	68,665
Small Cap Growth Insights Fund	65,674
Small Cap Value Insights Fund	47,845
U.S. Equity Insights Fund	362,653

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—
Service Plan	—	—	—	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$26,270	$—
Large Cap Value Insights	1,790	379
Small Cap Equity Insights	1,589	288
Small Cap Growth Insights	5,870	—
Small Cap Value Insights	5,719	2
U.S. Equity Insights	5,323	406

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organization equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Effective February 28, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR and Class R Shares of the Goldman Sachs Small Cap Growth Insights Fund. This arrangement will remain in effect through at least February 28, 2018, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and/or shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	TA Waivers	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$684,051	$—	$209,334	$893,385
Large Cap Value Insights	190,219	—	173,050	363,269
Small Cap Equity Insights	68,665	—	174,876	243,541
Small Cap Growth Insights	65,674	13,147	162,337	241,158
Small Cap Value Insights	47,845	—	155,966	203,811
U.S. Equity Insights	362,653	—	188,913	551,566

G.  Line of Credit Facility — As of April 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2017, Goldman Sachs earned $2,656, $390, $972, $942, $470 and $486 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of April 30, 2017, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	GS Balanced Strategy Portfolio	GS Equity Growth Strategy Portfolio	GS Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Enhanced Dividend
Large Cap Growth Insights	—%	—%	6%	—%	—%
Large Cap Value Insights	8	10	25	23	—
Small Cap Equity Insights	—	—	6	—	20

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class R6 Shares of the following funds:

Fund	Class R6
Large Cap Value Insights	100%
Small Cap Equity Insights	8%
Small Cap Value Insights	20%

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2017:

Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 04/30/17	Dividend Income
Large Cap Growth Insights Fund	$7,929,150	$375,192,702	$(356,424,136)	$26,700,716	$67,855
Large Cap Value Insights Fund	3,571,370	83,141,176	(82,433,210)	4,279,336	12,591
Small Cap Equity Insights	2,983,493	51,310,685	(52,532,672)	1,761,506	7,857
Small Cap Growth Insights	4,676,926	90,453,552	(85,049,192)	10,081,286	19,091
Small Cap Value Insights	1,659,749	50,923,617	51,100,175	1,483,191	7,393
U.S. Equity Insights Fund	4,745,871	74,274,655	(73,583,950)	5,436,576	13,608

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$1,439,010,505	$1,022,180,235
Large Cap Value Insights	486,729,232	545,510,231
Small Cap Equity Insights	174,646,024	178,581,560
Small Cap Growth Insights	278,943,624	168,156,397
Small Cap Value Insights	140,097,373	106,091,196
U.S. Equity Insights	556,857,531	553,525,461

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7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Period Ended April 30, 2017		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth	$118	$560	$—
Large Cap Value Insights	82	—	—
Small Cap Equity Insights	9,403	3,664	128,400
Small Cap Growth Insights	11,914	4,915	101,075
Small Cap Value Insights	3,217	905	404,025
U.S. Equity Insights	—	7	—

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2017:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Large Cap Growth Insights	1,885,575	13,124,141	(15,009,716)	—	$—
Small Cap Equity Insights	5,850,847	22,791,771	(25,956,742)	2,685,876	2,685,876
Small Cap Growth Insights	6,824,350	37,401,983	(40,538,278)	3,688,055	3,688,055
Small Cap Value Insights	2,354,525	18,494,525	(18,235,525)	2,613,525	2,613,525
U.S. Equity Insights	—	75,975	(75,795)	—	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Capital loss carryforwards:
Expiring 2017(1)	$(42,164,626)	$(295,670,461)	$(69,518,735)	$—	$—	$—
Perpetual Short-term	—	—	—	(1,498,071)	—	—
Total capital loss carryforwards	$(42,164,626)	$(295,670,461)	$(69,518,735)	$(1,498,071)	$—	$—

(1) Expiration	occurs on October 31 of the year indicated.

As of April 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,299,477,274	$412,257,621	$252,281,244	$346,383,106	$175,048,845	$525,839,701
Gross unrealized gain	121,953,727	22,939,968	34,003,905	45,092,693	26,745,780	65,526,421
Gross unrealized loss	(11,963,009)	(8,393,404)	(14,804,159)	(8,944,920)	(8,224,318)	(7,362,666)
Net unrealized security gain	$109,990,718	$14,546,564	$19,199,746	$36,147,773	$18,521,462	$58,163,755

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to-market gains (losses) on regulated futures contracts, differences in the tax treatment of underlying fund investments, and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid,

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,415,734	$86,772,022	4,871,878	$111,616,202
Reinvestment of distributions	42,896	1,054,815	44,935	1,011,487
Shares redeemed	(3,959,406)	(101,066,937)	(2,754,157)	(62,665,876)
	(500,776)	(13,240,100)	2,162,656	49,961,813
Class C Shares
Shares sold	411,512	9,426,512	592,108	12,247,011
Reinvestment of distributions	—	—	3,411	70,030
Shares redeemed	(325,932)	(7,439,861)	(668,123)	(13,729,680)
	85,580	1,986,651	(72,604)	(1,412,639)
Institutional Shares
Shares sold	13,688,447	362,333,759	14,545,738	340,385,079
Reinvestment of distributions	146,880	3,721,934	172,457	3,995,824
Shares redeemed	(4,769,586)	(126,412,918)	(16,847,504)	(399,944,447)
	9,065,741	239,642,775	(2,129,309)	(55,563,544)
Service Shares
Shares sold	829,754	21,203,044	571,723	13,002,820
Reinvestment of distributions	2,689	65,256	1,126	25,064
Shares redeemed	(181,891)	(4,572,877)	(167,522)	(3,819,711)
	650,552	16,695,423	405,327	9,208,173
Class IR Shares
Shares sold	6,643,248	167,382,554	1,406,369	32,214,043
Reinvestment of distributions	20,951	508,700	13,466	299,351
Shares redeemed	(845,876)	(20,901,609)	(918,003)	(20,653,052)
	5,818,323	146,989,645	501,832	11,860,342
Class R Shares
Shares sold	339,868	8,441,614	654,611	14,454,507
Reinvestment of distributions	792	19,073	1,024	22,608
Shares redeemed	(194,164)	(4,827,499)	(225,286)	(5,040,108)
	146,496	3,633,188	430,349	9,437,007
Class R6 Shares
Shares sold	1,462,836	38,964,768	352,900	8,519,143
Reinvestment of distributions	4,639	117,502	4	88
Shares redeemed	(59,450)	(1,553,639)	(14,263)	(351,145)
	1,408,025	37,528,631	338,641	8,168,086
NET INCREASE	16,673,941	$433,236,213	1,636,892	$31,659,238

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Large Cap Value Insights Fund				Small Cap Equity Insights Fund
For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016		For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

447,439	$8,506,599	1,084,347	$18,061,628	169,793	$3,835,382	323,863	$6,101,412
15,779	303,075	40,809	678,235	3,894	89,903	2,490	45,983
(921,541)	(17,584,200)	(1,268,220)	(20,762,429)	(312,733)	(7,068,727)	(533,055)	(9,848,556)
(458,323)	(8,774,526)	(143,064)	(2,022,566)	(139,046)	(3,143,442)	(206,702)	(3,701,161)

93,799	1,777,967	186,109	3,051,426	106,046	2,080,229	145,057	2,399,687
1,295	24,743	4,326	70,982
(180,966)	(3,429,754)	(338,548)	(5,542,854)	(161,663)	(3,203,242)	(283,778)	(4,679,929)
(85,872)	(1,627,044)	(148,113)	(2,420,446)	(55,617)	(1,123,013)	(138,721)	(2,280,242)

3,195,673	61,300,789	7,966,936	134,725,679	2,822,962	66,615,496	6,934,096	136,400,630
141,406	2,718,323	283,557	4,723,662	50,681	1,211,288	25,392	484,997
(6,479,459)	(124,252,477)	(5,968,082)	(97,125,090)	(2,585,449)	(60,336,010)	(2,418,764)	(47,250,604)
(3,142,380)	(60,233,365)	2,282,411	42,324,251	288,194	7,490,774	4,540,724	89,635,023

68,725	1,309,603	81,528	1,340,192	6,849	153,617	8,039	142,654
1,778	34,347	4,529	75,483	24	557	—	—
(50,242)	(961,191)	(167,144)	(2,823,184)	(18,998)	(424,225)	(25,558)	(448,418)
20,261	382,759	(81,087)	(1,407,509)	(12,125)	(270,051)	(17,519)	(305,764)

859,031	16,472,805	469,915	7,825,428	157,911	3,554,798	365,604	6,939,445
5,963	114,941	6,972	116,096	2,293	52,520	300	5,495
(194,209)	(3,655,855)	(220,579)	(3,737,471)	(430,675)	(9,539,287)	(44,280)	(857,475)
670,785	12,931,891	256,308	4,204,053	(270,471)	(5,931,969)	321,624	6,087,465

23,020	435,128	42,700	722,480	126,137	2,774,740	247,030	4,553,458
373	7,135	562	9,330	572	12,986	135	2,444
(13,447)	(260,252)	(9,398)	(150,510)	(104,693)	(2,316,120)	(211,710)	(3,853,467)
9,946	182,011	33,864	581,300	22,016	471,606	35,455	702,435

—	—	—	—	4,437	102,963	1,287	25,078
5	85	10	162	12	277	3	59
—	—	—	—	(169)	(4,030)	(61)	(1,264)
5	85	10	162	4,280	99,210	1,229	23,873
(2,985,578)	$(57,138,189)	2,200,329	$41,259,245	(162,769)	$(2,406,885)	4,536,090	$90,161,629

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	424,499	$13,466,401	1,256,023	$34,420,142
Reinvestment of distributions	—	—	132,878	3,757,782
Shares redeemed	(926,056)	(28,850,851)	(489,404)	(13,725,489)
	(501,557)	(15,384,450)	899,497	24,452,435
Class C Shares
Shares sold	64,335	1,632,475	105,278	2,387,599
Reinvestment of distributions	—	—	35,861	815,833
Shares redeemed	(52,796)	(1,344,012)	(124,443)	(2,724,829)
	11,539	288,463	16,696	478,603
Institutional Shares
Shares sold	1,572,725	58,318,569	1,524,472	49,642,434
Reinvestment of distributions	4,666	174,384	120,842	3,937,033
Shares redeemed	(500,789)	(18,547,611)	(665,765)	(21,096,434)
	1,076,602	39,945,342	979,549	32,483,033
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	2,783,232	89,519,743	1,634,389	47,410,064
Reinvestment of distributions	5,030	165,943	14,163	408,028
Shares redeemed	(616,160)	(20,242,775)	(143,235)	(4,105,874)
	2,172,102	69,442,911	1,505,317	43,712,218
Class R Shares
Shares sold	84,266	2,625,988	97,388	2,535,925
Reinvestment of distributions	—	—	5,362	147,444
Shares redeemed	(35,867)	(1,111,200)	(44,244)	(1,191,291)
	48,399	1,514,788	58,506	1,492,078
Class R6 Shares
Shares sold	508,338	19,397,445	228,959	7,282,283
Reinvestment of distributions	457	17,101	22	728
Shares redeemed	(33,881)	(1,193,094)	(25,829)	(846,294)
	474,914	18,221,452	203,152	6,436,717
NET INCREASE	3,281,999	$114,028,506	3,662,717	$109,055,084

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Small Cap Value Insights Fund				U.S. Equity Insights Fund
For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016		For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

143,783	$6,320,949	128,272	$4,710,758	138,472	$6,001,784	334,884	$13,048,404
93,198	4,222,632	157,232	5,565,515	228,207	9,688,682	247,520	9,779,889
(226,965)	(9,877,629)	(366,024)	(13,352,248)	(660,111)	(28,478,361)	(990,904)	(39,397,634)
10,016	665,952	(80,520)	(3,075,975)	(293,432)	(12,787,895)	(408,500)	(16,569,341)

54,363	1,810,352	32,823	927,337	41,979	1,657,855	85,315	3,069,965
23,440	798,161	40,482	1,093,112	26,804	1,032,502	31,570	1,140,209
(49,727)	(1,638,420)	(109,692)	(3,073,143)	(100,117)	(3,924,138)	(269,356)	(9,743,746)
28,076	970,093	(36,387)	(1,052,694)	(31,334)	(1,233,781)	(152,471)	(5,533,572)

704,291	40,026,076	118,044	5,404,699	1,231,993	55,488,342	2,086,459	84,883,909
22,451	1,300,286	22,329	1,000,594	183,080	7,994,734	126,138	5,110,348
(113,985)	(6,390,351)	(138,007)	(6,072,680)	(863,951)	(38,295,670)	(840,904)	(34,146,671)
612,757	34,936,011	2,366	332,613	551,122	25,187,406	1,371,693	55,847,586

—	—	—	—	6,789	292,336	64,537	2,563,517
—	—	—	—	5,039	213,019	2,888	113,703
—	—	—	—	(27,987)	(1,215,990)	(13,458)	(535,124)
—	—	—	—	(16,159)	(710,635)	53,967	2,142,096

194,904	8,565,977	22,772	832,806	349,204	14,970,981	447,815	18,126,255
5,359	242,132	3,185	112,448	20,573	864,392	5,398	211,040
(126,921)	(5,475,015)	(22,604)	(837,149)	(90,498)	(3,905,104)	(111,828)	(4,472,094)
73,342	3,333,094	3,353	108,105	279,279	11,930,269	341,385	13,865,201

52,892	2,277,268	69,972	2,539,899	168,873	7,219,160	300,867	11,680,907
5,447	243,261	8,221	287,780	26,329	1,099,694	26,635	1,037,960
(33,804)	(1,456,475)	(59,207)	(2,141,070)	(202,953)	(8,686,984)	(247,960)	(9,521,591)
24,535	1,064,054	18,986	686,609	(7,751)	(368,130)	79,542	3,197,276

1,972	110,576	1	100	51,025	2,315,279	1,197	50,163
8	437	12	516	97	4,248	10	409
(1,089)	(60,571)	—	—	(591)	(27,323)	—	—
891	50,442	13	616	50,531	2,292,204	1,207	50,572
749,617	$41,019,646	(92,189)	$(3,000,726)	532,256	$24,309,438	1,286,823	$52,999,818

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Fund Expenses — Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) or contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,153.20		$5.13	$1,000.00	$1,139.90		$5.09	$1,000.00	$1,169.80		$6.67
Hypothetical 5% return	1,000.00	1,020.03	+	4.81	1,000.00	1,020.03	+	4.81	1,000.00	1,018.65	+	6.21
Class C
Actual	1,000.00	1,149.30		9.11	1,000.00	1,135.80		9.06	1,000.00	1,165.20		10.68
Hypothetical 5% return	1,000.00	1,016.32	+	8.55	1,000.00	1,016.32	+	8.55	1,000.00	1,014.93	+	9.94
Institutional
Actual	1,000.00	1,155.70		2.99	1,000.00	1,142.90		2.98	1,000.00	1,172.50		4.52
Hypothetical 5% return	1,000.00	1,022.02	+	2.81	1,000.00	1,022.02	+	2.81	1,000.00	1,020.63	+	4.21
Service
Actual	1,000.00	1,153.10		5.66	1,000.00	1,139.40		5.62	1,000.00	1,169.60		7.21
Hypothetical 5% return	1,000.00	1,019.54	+	5.31	1,000.00	1,019.54	+	5.31	1,000.00	1,018.15	+	6.71

98

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended April 30, 2017 (Unaudited) (continued)

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class IR
Actual	1,000.00	1,154.90		3.79	1,000.00	1,141.30		3.77	1,000.00	1,171.40		5.33
Hypothetical 5% return	1,000.00	1,021.27	+	3.56	1,000.00	1,021.27	+	3.56	1,000.00	1,019.89	+	4.96
Class R
Actual	1,000.00	1,152.00		6.46	1,000.00	1,139.00		6.42	1,000.00	1,168.60		8.01
Hypothetical 5% return	1,000.00	1,018.79	+	6.06	1,000.00	1,018.79	+	6.06	1,000.00	1,017.41	+	7.45
Class R6
Actual	1,000.00	1,155.70		2.89	1,000.00	1,142.40		2.92	1,000.00	1,172.60		4.47
Hypothetical 5% return	1,000.00	1,022.12	+	2.71	1,000.00	1,022.07	+	2.76	1,000.00	1,020.68	+	4.16

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,175.70		$6.64	$1,000.00	$1,179.00		$6.70	$1,000.00	$1,148.00		$5.11
Hypothetical 5% return	1,000.00	1,018.70	+	6.16	1,000.00	1,018.65	+	6.21	1,000.00	1,020.03	+	4.81
Class C
Actual	1,000.00	1,171.80		10.66	1,000.00	1,174.70		10.73	1,000.00	1,143.60		9.09
Hypothetical 5% return	1,000.00	1,014.98	+	9.89	1,000.00	1,014.93	+	9.94	1,000.00	1,016.32	+	8.55
Institutional
Actual	1,000.00	1,178.40		4.59	1,000.00	1,181.40		4.54	1,000.00	1,150.30		2.99
Hypothetical 5% return	1,000.00	1,020.58	+	4.26	1,000.00	1,020.63	+	4.21	1,000.00	1,022.02	+	2.81
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,147.50		5.64
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.54	+	5.31

99

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended April 30, 2017 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class IR
Actual	1,000.00	1,177.50		5.29	1,000.00	1,180.50		5.35	1,000.00	1,149.40		3.78
Hypothetical 5% return	1,000.00	1,019.94	+	4.91	1,000.00	1,019.89	+	4.96	1,000.00	1,021.27	+	3.56
Class R
Actual	1,000.00	1,174.60		7.98	1,000.00	1,177.50		8.04	1,000.00	1,146.40		6.44
Hypothetical 5% return	1,000.00	1,017.46	+	7.40	1,000.00	1,017.41	+	7.45	1,000.00	1,018.79	+	6.06
Class R6
Actual	1,000.00	1,178.20		4.48	1,000.00	1,181.30		4.49	1,000.00	1,150.40		2.88
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16	1,000.00	1,022.12	+	2.71

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Large Cap Growth Insights	0.96%	1.71%	0.56%	1.06%	0.71%	1.21%	0.54%
Large Cap Value Insights	0.96	1.71	0.56	1.06	0.71	1.21	0.55
Small Cap Equity Insights	1.24	1.99	0.84	1.34	0.99	1.49	0.83
Small Cap Growth Insights	1.23	1.98	0.85	N/A	0.98	1.48	0.83
Small Cap Value Insights	1.24	1.99	0.84	N/A	0.99	1.49	0.83
U.S. Equity Insights	0.96	1.71	0.56	1.06	0.71	1.21	0.54

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

100

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solution. Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94506-TMPL-06/2017-554982 DOMINSSAR-17/73k

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental

Emerging Markets Equity Funds

∎	ASIA EQUITY

∎	EMERGING MARKETS EQUITY

∎	N-11 EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to seek to identify its best investment ideas.

∎	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long-term business and management quality

∎	Proprietary, bottom-up research is the key driver of our investment process

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

∎	The decision-making process includes active participation in frequent and regular research meetings

∎	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

∎	Security selections are aligned with levels of investment conviction and risk-adjusted upside

∎	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

∎	Access to markets across emerging markets

∎	Disciplined approach to stock selection

∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental Emerging Markets Equity Funds

Market Review

Emerging markets equities rallied during the six-month period ended April 30, 2017 (the “Reporting Period”). The MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “MSCI® EM Index”) posted a return of 8.88%.* While emerging markets equities posted strong absolute returns, they underperformed developed markets equities on a relative basis, as measured by the MSCI® Europe, Australasia, Far East (EAFE) Index, which returned 11.47% for the same time period.

Soon after the Reporting Period began in November 2016, emerging market equities fell sharply, following the unexpected outcome of the U.S. presidential election, due to headwinds from the resulting rise in U.S. Treasury rates and the U.S. dollar. Concerns of protectionist U.S. trade and immigration policies also weighed on emerging market equities. In December 2016, emerging market equities remained weak, as the Federal Reserve (the “Fed”) hiked interest rates 0.25% and set a more hawkish tone for its 2017 hike path. (Hawkish language tends to suggest higher interest rates; opposite of dovish.)

Despite the political uncertainty and protectionism concerns arising from the new U.S. Administration in January 2017, emerging market equities were buoyed by optimism about economic growth, owing to strong economic data and rising metal and soft commodity prices. February 2017 was another month of positive performance for emerging market equities, as investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies out of the new U.S. Administration. Indian equities were a standout performer, as a pragmatic government budget and a strong third quarter 2016 Gross Domestic Product (“GDP”) number were supportive of risk sentiment, particularly following India’s November 2016 demonetization move. (On November 8, 2016, India’s Prime Minister Narendra Modi announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. Modi’s crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added in. Five hundred rupees is roughly the equivalent of $7.50.)

In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on its future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction. Mexico was the best performing emerging market equity market in March 2017, buoyed by peso appreciation following a fourth consecutive rate hike by its central bank, Banxico.

In April 2017, centrist Emmanuel Macron and nationalist Marine Le Pen progressed through the first round of voting in the French presidential election, and polls taken at the end of the Reporting Period were indicating a Macron victory in the second round to take place in early May 2017. (Macron won.) Markets reacted positively, and emerging market equities rallied, as the diminishing risk of populism in Europe buoyed global risk sentiment. Emerging market equities were also driven by a weak U.S. dollar during the month. Despite tighter regulation in its banking sector, Chinese equities were buoyed by a strong first quarter 2017 GDP growth rate, which came in at 6.90% year over year and beat consensus expectations. Turkish equities

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

saw a strong rally, as the Turkish lira strengthened on the back of a successful constitutional reform referendum. Russian equities fell with a depreciating Russian ruble, as its central bank cut its policy rate 0.50%. Latin American equity markets were the underperformers among emerging markets despite continued easing from their central banks, as they faced headwinds from declining commodity prices.

For the Reporting Period as a whole, information technology, materials and financials were the best performing sectors in the MSCI® EM Index during the Reporting Period. Health care, utilities and consumer staples were the weakest sectors in the MSCI® EM Index during the Reporting Period, with health care the only sector in the MSCI® EM Index to post a negative return during the Reporting Period.

From a country perspective, Poland, Greece and South Korea were the best performing individual constituents of the MSCI® EM Index for the Reporting Period. Conversely, Egypt was by far the weakest individual country constituent of the MSCI® EM Index during the Reporting Period, followed at some distance by the Philippines, Indonesia and the Czech Republic, which also significantly lagged the MSCI® EM Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we maintained a positive outlook for global equities based on economic and earnings growth indicators. Global economic growth and earnings forecasts were trending upward at the end of April 2017 in all major regions for the first time since 2010. In our view, deregulation and tax reform in the U.S are the critical components necessary to convert this optimism to confidence and turn sentiment into action, generating real business activity and maintaining investor enthusiasm. We believe regulatory reform is likely easier to enact because it can largely be accomplished with executive orders. Tax reform may be more challenging, but we think it is the key to reviving confidence. Signs we expect to be watching to gauge whether the conversion to confidence is successful including rising corporate investment and earnings growth meeting or exceeding consensus forecasts.

We believe positive economic momentum should continue to support earnings growth and equities in the emerging markets. During the Reporting Period, emerging market equities rallied on the commodity price recovery and on increasing sentiment that the protectionist rhetoric from the current U.S. Administration on trade may not be converted into actual policy. Equity valuations rose but were still attractive versus developed markets at the end of the Reporting Period, in our view. Despite the fundamental earnings recovery, we feel emerging market equities remain subject to several external risks, including rising interest rates and increasing geopolitical tensions.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

3

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 8.25%, 7.83%, 8.52% and 8.41%, respectively. These returns compare to the 10.21% cumulative total return of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in Taiwan, India and Thailand detracted from the Fund’s relative results most during the Reporting Period. Stock selection in China/Hong Kong, Malaysia and Singapore and having an underweighted allocation to Malaysia, which lagged the Index during the Reporting Period, contributed most positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Idea Cellular, PChome Online and Hong Kong Exchanges & Clearing.

Idea Cellular is an India-based telecommunication services company. The entry of Reliance Jio Infocomm, a private company competitor, into the India market, had resulted in industry revenues shrinking and having a negative impact on the profit margins of incumbent players,like Idea Cellular. In response, we have been seeing acceleration in merger and acquisition activity with an eight or nine player industry consolidating to three or four companies. Consequently, we initiated a Fund position in Idea Cellular, which is currently in the process of a merger with Vodafone India, anticipated to create the largest Indian telecommunication services company. While this position detracted from the Fund’s performance during the Reporting Period, we believe the competitive dynamics may well lead to better pricing power and improving profitability for Idea Cellular and the sector in general going forward.

PChome Online is a Taiwan-based Chinese language Internet media company. PChome Online reported weaker than market expected sales performance in August and September 2016 compared to its peers, which triggered investors’ concern about increasing competition slowing down PChome Online’s profitability and negatively affecting its market position. However, we believed the company’s weak earnings performance in the fourth quarter of 2016 mainly resulted from 1) lower warehouse utilization during its ramp-up period and 2) a one-time expense related to its subsidiary’s Initial Public Offering. We believed its stock price decline was an overreaction. We further believed the overhang should be removed in the near term and its earnings growth potential should resume. During the first quarter of 2017, its share price continued to underperform the Index. The faster growth of Taiwan e-commerce continued to attract new players. We see the e-commerce market maintaining strong growth and taking share from offline retailers. With what we consider to be a strong platform, we believe PChome Online’s revenue is likely to outgrow the whole retailer market and maintain its leading position. Therefore, we maintained the Fund’s position in the company.

Hong Kong Exchanges & Clearing, which owns and operates the stock exchange, futures exchange and their related clearing houses in Hong Kong, underperformed the Index

4

PORTFOLIO RESULTS

during the Reporting Period due to weak equity and derivatives trading activity as well as the muted Hong Kong turnover. (In July 2016, there was a controversial relaunch of a new and improved system to calculate closing share prices in Hong Kong, which met with muted market response.) After a year-long reflection of the benefits associated with connecting with mainland exchanges, Hong Kong Exchanges & Clearing’s risk/return profile has deteriorated, in our view, against its financial peers, and thus we trimmed the Fund’s position.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Galaxy Entertainment Group, Brilliance China Automotive Holdings and New Oriental Education & Technology Group.

Galaxy Entertainment Group operates casino, hotels and other entertainment facilities in Macau. The overall gross gaming industry revenues in Macau maintained its growth trend during the Reporting Period and, in fact, registered its strongest performance in approximately three years despite November 2016 being a seasonally softer month. The strong growth came mainly from an upturn in demand, profits and cash flows. More specifically, the surge in revenues was driven by an uptick in the premium segment following two years of downturn on the back of improved player confidence due to a less intense anti-graft campaign and better junket liquidity. (Junkets are gaming promoters, largely bankrolled by corporate investors and Macau’s super rich, that operate like mini-banks, lending and collecting money, as well as organizing luxury travel, accommodation and other high-end services for well-heeled clients.) The premium segment also benefited from a favorable macro backdrop in China, including a property market rally. At the end of the Reporting Period, we remained constructive on the sector fundamentals, as we believe the industry is in the midst of a multi-year upturn in terms of demand and profitability.

Brilliance China Automotive Holdings manufactures motor vehicles and distributes a variety of automotive components. The company also holds a joint venture with BMW for production and sales of BMW passenger cars in China. The joint venture showed signs of recovery, as its profitability improved in its fourth quarter 2016 results on the back of better than expected BMW sales volume.

New Oriental Education & Technology Group is an education service provider for overseas test preparation and K-10 after-school courses. Its stock performed particularly well during the first quarter of 2017, as the company reported strong quarterly results ahead of market expectations and beating its own guidance. The company continued to provide strong forward guidance in terms of revenue growth, reflecting ongoing success of its O2O integrated education system, its well-regarded brand name, and market consolidation.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, consumer staples and energy, each driven primarily by weak stock selection. At an individual stock level, the Fund’s position in Hong Kong Exchanges & Clearing, already mentioned, disappointed most in the financials sector. In consumer staples, a position in Indonesia-based Indofood CBP Sukses Makmur Tbk, which provides a wide range of food products, detracted most. In energy, an out-of-benchmark position in Hilong, a Chinese oil field equipment and services provider, hurt most.

The sectors that contributed most positively to the Fund’s performance relative to the Index were information technology and consumer discretionary, where stock selection in each boosted relative results. Having no exposure to the utilities sector, which significantly underperformed the Index during the Reporting Period, also added value. At an individual stock level, the Fund’s position in Samsung Electronics helped most in information technology, and its position in Galaxy Entertainment Group, mentioned earlier, boosted results most in consumer discretionary.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of Idea Cellular already mentioned, we initiated a Fund position in DGB Financial Group. The South Korea-based company provides a full range of consumer and commercial banking-related financial services. During the past several years, its share price was weighed down as the company failed to maintain its margins, credit costs and revenue growth against big nationwide banks due to intensifying competition. We initiated the position, as we believe most of the negative factors that pressured its share price have been well-addressed by its management. In

5

PORTFOLIO RESULTS

addition, its non-banking business lines currently contribute significantly to its overall business.

We established a Fund position in Prada, a luxury brand established in 1913, focusing on luxury handbags, leather goods, footwear, apparel and accessories. The parent company operates Prada, Miu Miu, Church’s and Car Shoe brands. We believe Prada is likely to be one of the beneficiaries of recovery seen in luxury consumption. We further believe Prada has strong brand recognition amongst consumers and like that the company is refining its product offering to a wider price spectrum to target millennials and seek renewed freshness in its product portfolio. Other initiatives that could bring positive surprise to Prada’s top-line growth include rolling out of products online and harmonization of prices globally. In our view, its disciplined cost controls in terms of labor and rental renegotiation should help improve its margin in the medium term.

Conversely, within the real estate sector, we exited the Fund’s position in China Resources Land. The company experienced strong housing resales through the first quarter of 2017, similar to other real estate developers because pent-up homebuyers reacted favorably to a tight housing inventory scenario in most cities in China, despite cooling measures implemented in early 2016. The company also reported a strong result for the month of December 2016 and was one of the best in terms of gross margins, balance sheet strength and forward sales guidance. We exited the position to lock in performance, as we believe the stock could be range-bound going forward due to the Chinese government’s policy to tighten its top-tier city housing market.

We eliminated the Fund’s position in Bursa Malaysia, a securities exchange operator in Malaysia. An uncertain global macroeconomic and political environment had an effect on the country’s stock market and trading activity. We sold the stock for what we considered to be better investment prospects.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to materials and information technology increased, and its allocations to real estate and financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to South Korea and Malaysia increased, and its exposure to India and Taiwan decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to South Korea and India and held an out-of-Index allocation in Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Taiwan, Singapore and China/Hong Kong and had rather neutral exposure relative to the Index in Thailand, Indonesia, Malaysia and the Philippines.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, materials, consumer staples and health care sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the real estate, telecommunication services, energy and information technology sectors and was relatively neutrally weighted compared to the Index in financials and industrials. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

6

FUND BASICS

Asia Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® (All Country) Asia ex-Japan Index[2]
Class A	8.25%	10.21%
Class C	7.83	10.21
Institutional	8.52	10.21
Class IR	8.41	10.21

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of April 30, 2017, the MSCI All Country Asia ex-Japan Index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.79%	3.43%	2.67%	2.50%	7/8/94
Class C	11.14	3.83	2.47	1.77	8/15/97
Institutional	13.43	5.03	3.66	2.60	2/2/96
Class IR	13.27	N/A	N/A	4.22	2/28/14

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	2.18%
Class C	2.30	2.93
Institutional	1.15	1.78
Class IR	1.30	1.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	6.3%	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	5.9	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1	Semiconductors & Semiconductor Equipment	Taiwan
AIA Group Ltd.	3.8	Insurance	Hong Kong
China Merchants Bank Co. Ltd. Class H	2.8	Banks	China
Ping An Insurance Group Co. of China Ltd. Class H	2.7	Insurance	China
Alibaba Group Holding Ltd. ADR	2.4	Software & Services	China
Galaxy Entertainment Group Ltd.	2.3	Consumer Services	Hong Kong
DGB Financial Group, Inc.	2.2	Banks	South Korea
DBS Group Holdings Ltd.	2.0	Banks	Singapore

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R6 Shares generated cumulative total returns, without sales charges, of 8.93%, 8.53%, 9.13%, 8.87%, 9.09% and 9.23%, respectively. These returns compare to the 8.88% cumulative total return of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period. Effective stock selection in Brazil, China and United Arab Emirates benefited the Fund’s performance most. Such positive contributors were only partially offset by the detracting effect of weak stock selection in Taiwan, Mexico and India.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Bradespar, Galaxy Entertainment Group and NMC Health.

Bradespar is the parent company of Vale, one of the world’s largest iron ore producers. Its stock performed well on the back of improvement in iron ore prices and expectations about the potential renegotiation of Vale’s capital structure. Given its strong performance, we trimmed the Fund’s position in Bradespar to book profits.

Galaxy Entertainment Group operates casino, hotels and other entertainment facilities in Macau. The overall gross gaming industry revenues in Macau maintained its growth trend during the Reporting Period and, in fact, registered its strongest performance in approximately three years despite November 2016 being a seasonally softer month. The strong growth came mainly from an upturn in demand, profits and cash flows. More specifically, the surge in revenues was driven by an uptick in the premium segment following two years of downturn on the back of improved player confidence due to a less intense anti-graft campaign and better junket liquidity. (Junkets are gaming promoters, largely bankrolled by corporate investors and Macau’s super rich, that operate like mini-banks, lending and collecting money, as well as organizing luxury travel, accommodation and other high-end services for well-heeled clients.) The premium segment also benefited from a favorable macro backdrop in China, including a property market rally. At the end of the Reporting Period, we remained constructive on the sector fundamentals, as we believe the industry is in the midst of a multi-year upturn in terms of demand and profitability.

NMC Health, a diversified health care company based in United Arab Emirates, outperformed the Index during the Reporting Period, after delivering strong fiscal year 2016 results that demonstrated the benefits of its strategy to expand into new territories and add higher value, higher margin services. At the end of the Reporting Period, we believed NMC Health may well continue to deliver strong performance given its acquisition of Al Zahra hospital in Sharjah and its ongoing roll-out of services.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in PChome Online, Samsung Electronics and Idea Cellular.

PChome Online is a Taiwan-based Chinese language Internet media company. PChome Online reported weaker than market

10

PORTFOLIO RESULTS

expected sales performance in August and September 2016 compared to its peers, which triggered investors’ concern about increasing competition slowing down PChome Online’s profitability and negatively affecting its market position. However, we believed the company’s weak earnings performance in the fourth quarter of 2016 mainly resulted from 1) lower warehouse utilization during its ramp-up period and 2) a one-time expense related to its subsidiary’s Initial Public Offering (“IPO”). We believed its stock price decline was an overreaction. We further believed the overhang should be removed in the near term and its earnings growth potential should resume. During the first quarter of 2017, its share price continued to underperform the Index. The faster growth of Taiwan e-commerce continued to attract new players. We see the e-commerce market maintaining strong growth and taking share from offline retailers. With what we consider to be a strong platform, we believe PChome Online’s revenue is likely to outgrow the whole retailer market and maintain its leading position. Therefore, we maintained the Fund’s position in the company.

The Fund was underweight Samsung Electronics relative to the Index, and its stock performed well; thus it detracted from relative results. Samsung Electronics enjoyed strong earnings growth during the Reporting Period, driven by a robust pricing hike for its semiconductors. Its oligopolistic position in the OLED panel market also help it enjoy strong sales and margin improvement in its display business. (An oligopolistic position is a market condition in which sellers are so few that the actions of any one of them will materially affect price and have a measurable impact on competitors. OLED stands for organic light-emitting diode.) Despite the battery accidents of its Note 7, Samsung Electronics controlled its costs well, thus mitigating the negative news flow’s effect on its devices business. We maintained an underweighted Fund position in Samsung Electronics because it holds a high weighting in the Index and we were seeking to avoid what we considered to be a high risk in holding such a large position.

Idea Cellular is an India-based telecommunication services company. The entry of Reliance Jio Infocomm, a private company competitor, into the India market, had resulted in industry revenues shrinking and having a negative impact on the profit margins of incumbent players, like Idea Cellular. In response, we have been seeing acceleration in merger and acquisition activity with an eight or nine player industry consolidating to three or four companies. Consequently, we initiated a Fund position in Idea Cellular, which is currently in the process of a merger with Vodafone India, anticipated to create the largest Indian telecommunication services company. While this position detracted from the Fund’s performance during the Reporting Period, we believe the competitive dynamics may well lead to better pricing power and improving profitability for Idea Cellular and the sector in general going forward.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the materials, health care and industrials sectors contributed most positively to the Fund’s performance. In materials, the Fund’s holding in Bradespar, mentioned earlier, was the strongest contributor. In health care, NMC Health, also already mentioned, was an outstanding performer. In industrials, the Fund’s holding in Weir Group, an engineering solutions provider focused on the minerals, oil and gas and power markets in the U.K., boosted Fund results most.

Conversely, weak stock selection in financials, information technology and energy detracted most from the Fund’s relative results. In financials, the Fund’s position in Mahindra & Mahindra Financial Services, a utility vehicles and tractors financing company in India, was the largest detractor from relative returns. In information technology, the Fund’s position in PChome Online, already mentioned, was the biggest disappointment. In energy, the Fund’s position in Pioneer Natural Resources, a U.S. oil and gas exploration and production company, detracted most from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used futures contracts during the Reporting Period to gain exposure to select stocks, which had a modestly positive effect on results.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Idea Cellular, mentioned earlier, we established a Fund position in ING Life Insurance Korea, a South Korean life insurance company, via its IPO. In our view, ING Life Insurance Korea is the best capitalized life insurer in South Korea at a time when most insurers in the country are considering deleveraging their books in preparation for adoption of more stringent capital rules. ING Life Insurance Korea’s growth has been driven by gradually increasing its number of agents to which the company offers above-industry pay. At its IPO price, we also expected the company to offer a particularly attractive dividend yield.

11

PORTFOLIO RESULTS

Conversely, we sold the Fund’s position in Techtronic within the consumer discretionary sector in China. Techtronic is a manufacturer of electrical and electronic products. While 100% of its products are manufactured in China, approximately 80% of its sales are from the U.S. We eliminated the position as its valuation appeared elevated in our view, especially in the context of uncertainties related to potential changes in U.S. trade policies.

We exited the Fund’s position in Mahindra & Mahindra Financial Services, India’s leading rural non-banking financial company based on asset quality pressures, higher credit costs and reduced collection efficiency following the effect of demonetization. (On November 8, 2016, India’s Prime Minister Narendra Modi announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. Modi’s crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added in. Five hundred rupees is roughly the equivalent of $7.50.)

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to industrials, consumer staples and telecommunication services increased, and its allocations relative to the Index to financials, information technology and consumer discretionary decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in South Korea increased, and its allocations relative to the Index to India, Taiwan and China decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Prashant Khemka, Chief Investment Officer and portfolio manager for the Fund left the firm to pursue other opportunities. Basak Yavuz has taken over as the lead portfolio manager of the Fund.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India and Peru and underweighted exposures to South Korea, South Africa, China, Taiwan, Malaysia, the Philippines and Russia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index and had exposure to several equity markets that are not components of the Index, including Argentina, Georgia, Germany, Singapore, the U.K., the U.S. and Vietnam. The Fund had no exposure to Hungary and Qatar at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, consumer discretionary, consumer staples and health care at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, telecommunication services, information technology, real estate and materials sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the industrials sector and no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

12

FUND BASICS

Emerging Markets Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	8.93%	8.88%
Class C	8.53	8.88
Institutional	9.13	8.88
Service	8.87	8.88
Class IR	9.09	8.88
Class R6	9.23	8.88

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2017 the MSCI® Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.20%	1.49%	1.17%	5.75%	12/15/97
Class C	13.61	1.86	0.98	5.37	12/15/97
Institutional	16.03	3.04	2.15	6.59	12/15/97
Service	15.44	2.53	1.64	5.95	12/15/97
Class IR	15.82	2.88	N/A	3.21	8/31/10
Class R6	16.07	N/A	N/A	5.96	7/31/15

[3]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service , Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.66%	1.91%
Class C	2.41	2.66
Institutional	1.26	1.51
Service	1.76	2.01
Class IR	1.41	1.65
Class R6	1.24	1.48

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	4.8%	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	2.6	Technology Hardware & Equipment	South Korea
Ping An Insurance Group Co. of China Ltd. Class H	2.4	Insurance	China
Kweichow Moutai Co. Ltd. Class A	2.2	Food, Beverage & Tobacco	China
AIA Group Ltd.	2.2	Insurance	Hong Kong
Hong Kong Exchanges & Clearing Ltd.	1.9	Diversified Financials	Hong Kong
iShares MSCI South Korea Capped Fund	1.8	Diversified Financials	United States
PChome Online, Inc.	1.6	Software & Services	Taiwan
Alibaba Group Holding Ltd. ADR	1.5	Software & Services	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 2.67%, 2.42%, 3.03% and 2.89%, respectively. These returns compare to the 4.99% cumulative total return of the Fund’s benchmark, the MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Index on a relative basis during the Reporting Period. The Fund’s stock selection in Mexico, Turkey and Indonesia detracted most. Such detractors were only partially offset by the positive contributions of effective stock selection in Pakistan, South Korea and Bangladesh. Having an overweighted allocation to Pakistan, which significantly outpaced the Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Alsea, Unifin Financiera and Commercial International Bank.

Alsea, a Mexico-based leading multi-brand restaurant operator, is not a component of the Index and underperformed the Index during the Reporting Period. Unifin Financiera is a Mexico-based leasing company focusing on small and medium enterprises. Each stock performed poorly due primarily to weakness of the peso, which fell with the outcome of the U.S. elections.

Commercial International Bank is one of the largest private sector banks in Egypt. Its stock detracted from relative performance, as the company reported lower than market expected quarterly results. Also, a weakening of its balance sheet due to rising non-performing loans was a concern. (A non-performing loan is the sum of borrowed money upon which the debtor has not made his or her scheduled payments for at least 90 days. A non-performing loan is either in default or close to being in default.)

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were BRAC Bank, Habib Bank and Hanssem.

BRAC Bank is one of the private commercial banks in Bangladesh focused on small and medium enterprises. Its stock performed well during the Reporting Period, as the company reported strong year-over-year bottom-line growth that beat market expectations.

Similarly, Habib Bank, one of the leading banks of Pakistan, outpaced the Index during the Reporting Period, as the company reported results better than market expectations as well as improving asset quality.

Hanssem, the leading manufacturer and retailer of kitchen and bathroom cabinets in South Korea, contributed positively to the Fund’s results during the Reporting Period. Its stock performed well, as the company met consensus estimates of operating profits, in part based on its interior decoration division expanding on strong online sales.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the financials and consumer discretionary sectors and having an underweighted allocation to energy, which outpaced the

16

PORTFOLIO RESULTS

Index during the Reporting Period, detracted most from the Fund’s performance. At an individual stock level, the Fund’s position in Commercial International Bank, mentioned earlier, was the largest detractor from relative results within the financials sector. In consumer discretionary, the Fund’s overweight position in Alsea, also mentioned already, hurt most. In energy, the Fund’s position in Tupras, Turkey’s only oil refiner, operating four refineries, dampened results most.

Conversely, strong stock selection within utilities, consumer staples and real estate contributed most positively to the Fund’s performance. In utilities, the Fund’s holding in Aygaz, one of the largest industrial organizations in Turkey, was the strongest contributor to performance. In consumer staples, the Fund’s holding in Nigerian Breweries, pioneer and largest brewing company in Nigeria, was the greatest positive contributor to results. In real estate, the Fund’s position in TMG Holding, a leading community real estate developer in Egypt, was the strongest individual performer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in POSCO, a multi-national steel-making company headquartered in South Korea. We like the company, as we believe it could be a beneficiary of supply reform in the steel sector in China.

We established a Fund position in Eregli Demir ve Celik Fabrikalari TAS (“Erdemir”). The Turkey-based company manufactures cold and hot rolled steel sheet and tinplate, and its products are used in the automotive, pipe, home appliance, pressurized container and machinery manufacturing industries. We believe the company has a strong balance sheet, healthy margins, product and raw materials procurement optimization. These factors, along with rising exports to the European Union, could, in our view, play well over the long term.

Conversely, within South Korea’s materials sector, we exited the Fund’s position in Korea Zinc, the world’s second-largest producer of zinc metal, with by-products including lead, silver, gold and copper. Its stock had underperformed based on low sales volume guidance, which reflected unfavorable smelting market supply/demand conditions.

Within Mexico’s industrial sector, we eliminated the Fund’s position in Alfa, a conglomerate with a diversified group of businesses, primarily industrials. Its stock had declined during the Reporting Period over concerns related to the weakening peso.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer staples and materials increased, and its allocations relative to the Index to consumer discretionary, telecommunication services and industrials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to Pakistan, Vietnam and Mexico increased, and its exposure relative to the Index in Nigeria, Bangladesh and Egypt decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Prashant Khemka, Chief Investment Officer and portfolio manager for the Fund left the firm to pursue other opportunities.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Pakistan, Vietnam and the Philippines and was relatively neutrally weighted to the Index in all of the remaining country components of the Index, with the exception of Nigeria, where the Fund held no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, and to a lesser extent, in consumer staples. The Fund had underweighted positions compared to the Index in industrials, telecommunication services, energy and consumer discretionary at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in all of the remaining sectors of the Index at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

17

FUND BASICS

N-11 Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged)[2]
Class A	2.67%	4.99%
Class C	2.42	4.99
Institutional	3.03	4.99
Class IR	2.89	4.99

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex-Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	-5.47%	-2.87%	-2.53%	2/28/11
Class C	-1.68	-2.47	-2.36	2/28/11
Institutional	0.48	-1.36	-1.23	2/28/11
Class IR	0.22	-1.53	-1.38	2/28/11

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.75%	2.40%
Class C	2.50	3.15
Institutional	1.34	2.00
Class IR	1.49	2.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	7.7%	Technology Hardware & Equipment	South Korea
Commercial International Bank Egypt SAE	4.7	Banks	Egypt
Bank Central Asia Tbk. PT	4.5	Banks	Indonesia
Telekomunikasi Indonesia Persero Tbk. PT	3.2	Telecommunication Services	Indonesia
Vietnam Dairy Products JSC	2.3	Food, Beverage & Tobacco	Vietnam
Akbank TAS	2.3	Banks	Turkey
Wal-Mart de Mexico SAB de CV	2.3	Food & Staples Retailing	Mexico
Grupo Financiero Banorte SAB de CV Class O	2.3	Banks	Mexico
United Bank Ltd.	2.2	Banks	Pakistan
Unifin Financiera SAB de CV SOFOM ENR	2.1	Diversified Financials	Mexico

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

19

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%
China – 31.4%
13,473	Alibaba Group Holding Ltd. ADR (Software & Services)*	$1,556,131
1,088,000	Angang Steel Co. Ltd. Class H (Materials)	730,199
236,300	Anhui Conch Cement Co. Ltd. Class H (Materials)	826,354
198,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	331,690
248,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	340,520
689,500	China Merchants Bank Co. Ltd. Class H (Banks)	1,786,504
142,000	China Overseas Land & Investment Ltd. (Real Estate)	411,884
708,000	China Petroleum & Chemical Corp. Class H (Energy)	574,934
20,996	Ctrip.com International Ltd. ADR (Retailing)*	1,060,508
1,467,000	Hilong Holding Ltd. (Energy)	319,955
1,849,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,205,714
95,989	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	746,352
20,540	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	1,230,647
210,000	Minth Group Ltd. (Automobiles & Components)	779,325
16,848	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	1,087,370
312,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	1,754,143
89,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	585,613
34,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	628,422
121,100	Tencent Holdings Ltd. (Software & Services)	3,794,467
23,617	Vipshop Holdings Ltd. ADR (Retailing)*	327,568

		20,078,300

Hong Kong – 9.8%
347,836	AIA Group Ltd. (Insurance)	2,407,524
44,500	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	662,493
203,000	Chow Tai Fook Jewellery Group Ltd. (Retailing)	223,088
259,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,438,864
44,166	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,086,221
92,600	IMAX China Holding, Inc. (Media)*(a)	435,453
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—

		6,253,643

Common Stocks – (continued)
India – 14.0%
2,555	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	175,454
20,768	AIA Engineering Ltd. (Capital Goods)	486,513
8,839	Bajaj Finance Ltd. (Diversified Financials)	175,206
3,687	Bayer CropScience Ltd. (Materials)	260,284
21,381	Bharat Financial Inclusion Ltd. (Diversified Financials)*	267,094
24,926	Castrol India Ltd. (Materials)	169,739
12,304	Credit Analysis & Research Ltd. (Diversified Financials)	302,170
140,444	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)*	480,485
29,444	Dewan Housing Finance Corp. Ltd. (Banks)	195,299
183,862	Edelweiss Financial Services Ltd. (Diversified Financials)	478,466
847	Eicher Motors Ltd. (Capital Goods)*	342,813
239,123	Hindalco Industries Ltd. (Materials)	739,942
157,201	Hindustan Zinc Ltd. (Materials)	654,280
545,332	Idea Cellular Ltd. (Telecommunication Services)	728,600
7,871	Info Edge India Ltd. (Software & Services)	102,156
22,248	Laurus Labs Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	179,803
5,952	Maruti Suzuki India Ltd. (Automobiles & Components)	603,267
431	MRF Ltd. (Automobiles & Components)	455,028
17,894	Multi Commodity Exchange of India Ltd. (Diversified Financials)	338,164
90,449	Muthoot Finance Ltd. (Diversified Financials)	553,869
6,499	Navin Fluorine International Ltd. (Materials)	316,922
68,259	Prestige Estates Projects Ltd. (Real Estate)*	250,456
1,399	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	160,380
16,674	TeamLease Services Ltd. (Commercial & Professional Services)*	274,345
9,104	Thermax Ltd. (Capital Goods)	145,863
22,732	VRL Logistics Ltd. (Transportation)	117,467

		8,954,065

Indonesia – 2.5%
810,700	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	532,975
1,727,400	Surya Citra Media Tbk. PT (Media)	369,629
2,009,400	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	662,874

		1,565,478

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Italy – 1.6%
216,000	PRADA SpA (Consumer Durables & Apparel)	$1,010,912

Malaysia – 2.1%
533,200	Gamuda Bhd. (Capital Goods)	647,157
509,000	Genting Malaysia Bhd. (Consumer Services)	687,912

		1,335,069

Philippines – 1.2%
88,820	Jollibee Foods Corp. (Consumer Services)	373,190
693,200	Megawide Construction Corp. (Consumer Durables & Apparel)*	256,386
108,510	Pilipinas Shell Petroleum Corp. (Energy)*	159,621

		789,197

Singapore – 1.9%
90,210	DBS Group Holdings Ltd. (Banks)	1,245,836

South Korea – 22.8%
421	Amorepacific Corp. (Household & Personal Products)	107,967
2,008	CJ CGV Co. Ltd. (Media)	150,795
140,041	DGB Financial Group, Inc. (Banks)	1,431,573
57,792	Doosan Infracore Co. Ltd. (Capital Goods)*	477,984
3,790	Hanssem Co. Ltd. (Consumer Durables & Apparel)	732,694
622	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	254,665
861	Hyundai Mobis Co. Ltd. (Automobiles & Components)	167,913
33,840	ING Life Insurance Korea Ltd. (Insurance)*	981,387
5,267	Korea Kolmar Co. Ltd. (Household & Personal Products)	371,304
345	Korea Zinc Co. Ltd. (Materials)	128,957
10,495	Korean Air Lines Co. Ltd. (Transportation)*	282,279
3,650	LG Chem Ltd. (Materials)	877,928
1,589	LG Innotek Co. Ltd. (Technology Hardware & Equipment)	183,498
4,104	Modetour Network, Inc. (Consumer Services)	142,462
651	NAVER Corp. (Software & Services)	457,538
2,422	NCSoft Corp. (Software & Services)	765,947
722	Netmarble Games Corp. (Software & Services)*(a)	99,617
1,136	NongShim Co. Ltd. (Food, Beverage & Tobacco)	316,563
5,200	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	241,004
169,696	Pan Ocean Co. Ltd. (Transportation)*	775,896
2,466	POSCO (Materials)	582,181

Common Stocks – (continued)
South Korea – (continued)
2,068	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	4,054,167
1,362	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	320,658
14,412	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	682,745

		14,587,722

Taiwan – 7.9%
118,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	175,980
6,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	233,436
143,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	223,856
20,000	Gourmet Master Co. Ltd. (Consumer Services)	200,834
2,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	332,139
31,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	313,569
39,787	PChome Online, Inc. (Software & Services)	339,810
28,775	Poya International Co. Ltd. (Retailing)	392,937
408,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,630,470
46,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	204,863

		5,047,894

Thailand – 2.9%
535,900	Airports of Thailand PCL (Transportation)	623,437
115,100	Bumrungrad Hospital PCL (Health Care Equipment & Services)	583,447
968,100	Thai Beverage PCL (Food, Beverage & Tobacco)	640,887

		1,847,771

United States – 0.3%
3,052	Cognizant Technology Solutions Corp. Class A (Software & Services)*	183,822

Vietnam – 1.2%
112,950	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	735,006

TOTAL COMMON STOCKS
(Cost $59,522,199)		$63,634,715

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Units	Description	Expiration Month	Value
Participation Notes* – 0.4%
China – 0.4%
26,398	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	10/17	$208,624
6,100	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)(a)	03/18	48,209

TOTAL PARTICIPATION NOTES
(Cost $191,934)			$256,833

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
294,152	0.656%	$294,152
(Cost $294,152)

TOTAL INVESTMENTS – 100.5%
(Cost $60,008,285)		$64,185,700

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(306,276)

NET ASSETS – 100.0%		$63,879,424

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $763,082, which represents approximately 1.2% of net assets as of April 30, 2017.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 95.3%
Argentina – 1.7%
331,346	Grupo Supervielle SA ADR (Banks)*(a)	$5,629,569
30,485	MercadoLibre, Inc. (Software & Services)	6,978,321

		12,607,890

Australia – 0.5%
290,241	SEEK Ltd. (Commercial & Professional Services)	3,697,139

Austria – 0.3%
30,319	DO & CO AG (Consumer Services)(a)	2,046,982

Brazil – 6.1%
813,970	Banco Bradesco SA (Preference) (Banks)(b)	8,567,835
648,341	BB Seguridade Participacoes SA (Insurance)	6,105,421
1,194,655	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros (Diversified Financials)*	7,155,020
448,700	Bradespar SA (Preference) (Materials)(b)	2,806,098
450,000	CVC Brasil Operadora e Agencia de Viagens SA (Consumer Services)	4,389,345
267,000	Fleury SA (Health Care Equipment & Services)	4,417,965
1,306,700	FPC Par Corretora de Seguros SA (Insurance)	7,780,794
856,509	Odontoprev SA (Health Care Equipment & Services)	3,089,752

		44,312,230

Chile – 0.4%
35,432	Banco de Chile ADR (Banks)	2,596,103

China – 16.1%
48,671	58.com, Inc. ADR (Software & Services)*(a)	1,926,398
96,940	Alibaba Group Holding Ltd. ADR (Software & Services)*	11,196,570
25,120	Baidu, Inc. ADR (Software & Services)*	4,527,378
148,958	Ctrip.com International Ltd. ADR (Retailing)*	7,523,869
82,761	JD.com, Inc. ADR (Retailing)*	2,902,428
460,950	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	3,584,068
267,800	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	16,045,147
972,000	Minth Group Ltd. (Automobiles & Components)	3,607,160
163,681	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	10,563,972
3,137,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	17,639,819
136,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	2,468,280

Common Stocks – (continued)
China – (continued)
1,114,100	Tencent Holdings Ltd. (Software & Services)	34,908,472

		116,893,561

Colombia – 0.5%
91,174	Banco de Bogota SA (Banks)	1,868,726
106,850	Grupo Aval Acciones y Valores SA ADR (Banks)	852,663
3,026,080	Grupo Aval Acciones y Valores SA (Preference) (Banks)(b)	1,198,295

		3,919,684

Czech Republic – 0.8%
1,836,574	Moneta Money Bank A/S (Banks)(a)(c)	5,938,589

Egypt – 0.2%
319,281	Commercial International Bank Egypt SAE GDR (Banks)	1,364,926

Georgia – 0.9%
44,784	BGEO Group plc (Banks)	2,084,223
205,317	TBC Bank Group plc (Banks)*	4,321,307

		6,405,530

Germany – 1.3%
337,736	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	6,980,856
32,460	Stabilus SA (Capital Goods)	2,350,998

		9,331,854

Greece – 1.2%
497,959	Hellenic Exchanges – Athens Stock Exchange SA (Diversified Financials)	2,634,371
198,886	JUMBO SA (Retailing)	3,139,208
229,393	Sarantis SA (Household & Personal Products)*	2,888,587

		8,662,166

Hong Kong – 5.7%
2,306,200	AIA Group Ltd. (Insurance)	15,962,214
1,725,000	Galaxy Entertainment Group Ltd. (Consumer Services)	9,583,166
547,295	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	13,460,201
426,500	IMAX China Holding, Inc. (Media)*(c)	2,005,622

		41,011,203

India – 14.6%
25,285	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,736,345
208,486	AIA Engineering Ltd. (Capital Goods)	4,884,011
982,857	Ashiana Housing Ltd. (Real Estate)*	3,404,626
127,910	Bajaj Finance Ltd. (Diversified Financials)	2,535,427
44,573	Bayer CropScience Ltd. (Materials)	3,146,627
215,065	Bharat Financial Inclusion Ltd. (Diversified Financials)*	2,686,621
262,477	Castrol India Ltd. (Materials)	1,787,396

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
100,826	Credit Analysis & Research Ltd. (Diversified Financials)	$2,476,152
1,712,981	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)*	5,860,422
462,602	Dewan Housing Finance Corp. Ltd. (Banks)	3,068,385
1,923,791	Edelweiss Financial Services Ltd. (Diversified Financials)	5,006,303
10,760	Eicher Motors Ltd. (Capital Goods)*	4,354,985
2,512,967	Hindalco Industries Ltd. (Materials)	7,776,120
1,772,708	Hindustan Zinc Ltd. (Materials)	7,378,122
5,999,177	Idea Cellular Ltd. (Telecommunication Services)	8,015,306
249,132	Info Edge India Ltd. (Software & Services)	3,233,439
216,442	Laurus Labs Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(c)	1,749,234
71,778	Maruti Suzuki India Ltd. (Automobiles & Components)	7,275,077
106,621	MPS Ltd. (Media)*	1,116,947
4,520	MRF Ltd. (Automobiles & Components)	4,771,991
173,274	Multi Commodity Exchange of India Ltd. (Diversified Financials)	3,274,567
975,410	Muthoot Finance Ltd. (Diversified Financials)	5,972,971
50,754	Navin Fluorine International Ltd. (Materials)	2,475,002
684,355	Prestige Estates Projects Ltd. (Real Estate)*	2,511,034
18,315	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	2,099,613
199,436	TeamLease Services Ltd. (Commercial & Professional Services)*	3,281,409
165,445	Thermax Ltd. (Capital Goods)	2,650,730
323,501	VRL Logistics Ltd. (Transportation)	1,671,676

		106,200,538

Indonesia – 2.0%
7,844,100	Bank Central Asia Tbk. PT (Banks)	10,432,194
3,293,300	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	2,165,100
20,742,800	Summarecon Agung Tbk. PT (Real Estate)	2,111,283

		14,708,577

Malaysia – 1.3%
3,909,041	7-Eleven Malaysia Holdings Bhd. (Food & Staples Retailing)	1,439,846
3,319,800	Bursa Malaysia Bhd. (Diversified Financials)	7,846,383

		9,286,229

Common Stocks – (continued)
Mexico – 4.2%
1,327,685	Alsea SAB de CV (Consumer Services)	4,717,539
3,580,682	Becle SAB de CV (Food, Beverage & Tobacco)*	5,991,500
4,042,410	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)*	7,032,519
1,427,720	Gentera SAB de CV (Diversified Financials)	2,393,532
788,900	Grupo Cementos de Chihuahua SAB de CV (Materials)	3,741,830
2,509,368	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	6,567,592

		30,444,512

Peru – 1.9%
2,582,358	BBVA Banco Continental SA (Banks)	3,264,021
46,819	Credicorp Ltd. (Banks)	7,194,207
91,353	Intercorp Financial Services, Inc. (Banks)	2,935,172

		13,393,400

Philippines – 0.2%
1,050,550	Pilipinas Shell Petroleum Corp. (Energy)*	1,545,390

Poland – 1.8%
196,116	Dino Polska SA (Food & Staples Retailing)*(c)	1,959,542
85,685	KRUK SA (Diversified Financials)	6,317,259
408,293	Warsaw Stock Exchange (Diversified Financials)	4,776,594

		13,053,395

Russia – 2.7%
264,440	Lenta Ltd. GDR (Food & Staples Retailing)*	1,684,483
19,486	Magnit PJSC (Food & Staples Retailing)	3,004,865
4,039,557	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	8,167,912
2,377,373	Sberbank of Russia PJSC (Banks)	6,905,218

		19,762,478

Singapore – 0.3%
444,800	Singapore Exchange Ltd. (Diversified Financials)	2,356,955

South Africa – 3.1%
7,930,825	Alexander Forbes Group Holdings Ltd. (Diversified Financials)	3,821,870
147,905	Bid Corp. Ltd. (Food & Staples Retailing)	3,133,375
565,030	Dis-Chem Pharmacies Ltd. (Food & Staples Retailing)*(c)	1,042,221
331,029	JSE Ltd. (Diversified Financials)	3,527,343
2,243,345	Petra Diamonds Ltd. (Materials)*	3,768,538

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Africa – (continued)
225,996	Santam Ltd. (Insurance)	$4,182,966
3,026,770	Transaction Capital Ltd. (Diversified Financials)	3,320,359

		22,796,672

South Korea – 10.7%
3,207	Amorepacific Corp. (Household & Personal Products)	822,446
28,485	CJ CGV Co. Ltd. (Media)	2,139,143
35,267	Hanssem Co. Ltd. (Consumer Durables & Apparel)	6,817,920
7,859	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,217,701
382,291	ING Life Insurance Korea Ltd. (Insurance)*	11,086,741
20,643	Korea Kolmar Co. Ltd. (Household & Personal Products)	1,455,255
151,166	Korean Air Lines Co. Ltd. (Transportation)*	4,065,847
11,095	LG Chem Ltd. (Materials)	2,668,660
8,204	NAVER Corp. (Software & Services)	5,765,967
21,199	NCSoft Corp. (Software & Services)	6,704,093
8,187	Netmarble Games Corp. (Software & Services)*(c)	1,129,589
8,382	NongShim Co. Ltd. (Food, Beverage & Tobacco)	2,335,768
46,468	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	2,153,652
95,814	Samchuly Bicycle Co. Ltd. (Consumer Durables & Apparel)	1,107,055
9,473	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	18,571,144
12,161	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	2,863,087
105,873	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	5,015,564

		77,919,632

Spain – 0.8%
2,244,115	Prosegur Cash SA (Commercial & Professional Services)*(c)	5,720,164

Taiwan – 7.6%
1,076,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,604,698
134,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	5,213,410
26,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	4,317,810
336,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	3,398,679
1,353,234	PChome Online, Inc. (Software & Services)	11,557,610
322,783	Poya International Co. Ltd. (Retailing)	4,407,762

Common Stocks – (continued)
Taiwan – (continued)
217,000	President Chain Store Corp. (Food & Staples Retailing)	1,888,416
508,891	Superalloy Industrial Co. Ltd. (Automobiles & Components)	2,985,440
3,076,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	19,820,956

		55,194,781

Thailand – 1.5%
2,737,500	Airports of Thailand PCL (Transportation)	3,184,659
8,400,600	Beauty Community PCL (Retailing)	2,388,932
536,000	Kasikornbank PCL (Banks)	2,863,924
3,638,400	Thai Beverage PCL (Food, Beverage & Tobacco)	2,408,641

		10,846,156

Turkey – 0.9%
129,467	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	2,114,814
326,830	Cimsa Cimento Sanayi ve Ticaret A/S (Materials)	1,378,991
1,446,947	Eregli Demir ve Celik Fabrikalari TAS (Materials)	2,650,524

		6,144,329

United Arab Emirates – 0.8%
237,172	NMC Health plc (Health Care Equipment & Services)	6,114,196

United Kingdom – 1.1%
1,891,755	Ferrexpo plc (Materials)	3,873,768
164,832	Weir Group plc (The) (Capital Goods)	4,246,946

		8,120,714

United States – 3.2%
75,401	Cognizant Technology Solutions Corp. Class A (Software & Services)*	4,541,402
35,188	Concho Resources, Inc. (Energy)*	4,456,912
48,278	EOG Resources, Inc. (Energy)	4,465,715
27,845	Pioneer Natural Resources Co. (Energy)	4,816,907
1,263,000	Samsonite International SA (Consumer Durables & Apparel)	4,873,613

		23,154,549

Vietnam – 0.9%
955,788	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	6,219,651

TOTAL COMMON STOCKS
(Cost $593,377,061)		$691,770,175

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Exchange Traded Funds – 3.3%
United States – 3.3%
130,081	iShares MSCI China Fund	$6,654,944
210,168	iShares MSCI South Korea Capped Fund	13,051,433
120,932	iShares MSCI Taiwan Capped Fund	4,082,664

TOTAL EXCHANGE TRADED FUNDS
(Cost $22,275,842)		$23,789,041

Units	Description	Expiration Month	Value
Participation Notes* – 0.3%
China – 0.3%
208,389	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	10/17	$1,646,907
102,600	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)(c)	03/18	810,852

TOTAL PARTICIPATION NOTES
(Cost $1,854,664)			$2,457,759

Shares	Distribution Rate	Value
Investment Company(d)(e) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,899,523	0.656%	$4,899,523
(Cost $4,899,523)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $622,407,090)		$722,916,498

Securities Lending Reinvestment Vehicle(d)(e) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,945,939	0.656%	$6,945,939
(Cost $6,945,939)

TOTAL INVESTMENTS – 100.6%
(Cost $629,353,029)		$729,862,437

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(4,354,394)

NET ASSETS – 100.0%		$725,508,043

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,355,813, which represents approximately 2.8% of net assets as of April 30, 2017.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 100.0%
Bangladesh – 3.8%
1,363,800	BRAC Bank Ltd. (Banks)	$1,193,784
135,000	GrameenPhone Ltd. (Telecommunication Services)	544,520
214,685	Olympic Industries Ltd. (Food, Beverage & Tobacco)	695,720
176,673	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	601,692

		3,035,716

Egypt – 4.7%
905,509	Commercial International Bank Egypt SAE (Banks)	3,707,319

Indonesia – 16.3%
1,824,200	Astra International Tbk. PT (Automobiles & Components)	1,222,564
2,692,600	Bank Central Asia Tbk. PT (Banks)	3,581,000
823,200	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	795,130
677,200	Indocement Tunggal Prakarsa Tbk. PT (Materials)	859,597
1,005,500	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	661,041
7,981,100	Kalbe Farma Tbk. PT (Pharmaceuticals, Biotechnology & Life Sciences)	947,724
989,000	Matahari Department Store Tbk. PT (Retailing)	1,080,691
785,500	Semen Indonesia Persero Tbk. PT (Materials)	519,108
7,129,600	Summarecon Agung Tbk. PT (Real Estate)	725,679
7,706,100	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	2,542,139

		12,934,673

Mexico – 19.2%
275,227	Alsea SAB de CV (Consumer Services)	977,938
61,468	America Movil SAB de CV Class L ADR (Telecommunication Services)	945,993
214,700	Banregio Grupo Financiero SAB de CV (Banks)	1,238,001
457,117	Becle SAB de CV (Food, Beverage & Tobacco)*	764,887
813,700	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)*	1,415,581
48,000	El Puerto de Liverpool SAB de CV Class C1 (Retailing)	370,303
18,348	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,652,054
467,482	Gentera SAB de CV (Diversified Financials)	783,720
27,731	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	526,212
93,300	Grupo Cementos de Chihuahua SAB de CV (Materials)	442,531

Common Stocks – (continued)
Mexico – (continued)
314,433	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,819,762
259,708	Grupo Mexico SAB de CVSeries B (Materials)	763,869
633,385	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	1,657,714
809,824	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,828,264

		15,186,829

Pakistan – 6.6%
365,733	Engro Corp. Ltd. (Materials)	1,230,934
311,800	Habib Bank Ltd. (Banks)	820,285
342,500	MCB Bank Ltd. (Banks)	710,731
527,900	Oil & Gas Development Co. Ltd. (Energy)	777,633
719,500	United Bank Ltd. (Banks)	1,704,327

		5,243,910

Philippines – 5.6%
62,600	Ayala Corp. (Diversified Financials)	1,085,421
2,226,500	Ayala Land, Inc. (Real Estate)	1,573,409
116,750	Jollibee Foods Corp. (Consumer Services)	490,541
292,928	Metropolitan Bank & Trust Co. (Banks)	494,881
171,630	Pilipinas Shell Petroleum Corp. (Energy)*	252,473
352,110	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	559,663

		4,456,388

South Korea – 27.8%
1,223	Amorepacific Corp. (Household & Personal Products)	313,642
3,053	CJ CGV Co. Ltd. (Media)	229,272
9,315	Hana Financial Group, Inc. (Banks)	319,924
6,461	Hanssem Co. Ltd. (Consumer Durables & Apparel)	1,249,060
1,280	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	524,069
42,140	ING Life Insurance Korea Ltd. (Insurance)*	1,222,093
9,738	KB Financial Group, Inc. (Banks)	428,057
23,958	Korean Air Lines Co. Ltd. (Transportation)*	644,388
25,378	KT Corp. (Telecommunication Services)	718,039
4,985	LG Chem Ltd. (Materials)	1,199,033
1,448	LG Household & Health Care Ltd. (Household & Personal Products)	1,101,138
2,224	NAVER Corp. (Software & Services)	1,563,080
2,320	NCSoft Corp. (Software & Services)	733,690
915	Netmarble Games Corp. (Software & Services)*(a)	126,246
3,223	NongShim Co. Ltd. (Food, Beverage & Tobacco)	898,136

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
8,467	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	$392,420
4,812	POSCO (Materials)	1,136,032
3,127	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	6,130,262
6,033	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,420,361
34,652	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,641,583

		21,990,525

Turkey – 11.5%
691,622	Akbank TAS (Banks)	1,851,169
169,163	Aygaz A/S (Utilities)	674,852
98,362	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	1,606,721
70,140	Cimsa Cimento Sanayi VE Ticaret A/S (Materials)	295,941
295,108	Enka Insaat ve Sanayi A/S (Capital Goods)	453,502
459,473	Eregli Demir ve Celik Fabrikalari TAS (Materials)	841,665
491,493	Soda Sanayii A/S (Materials)*	886,969
384,844	Turkiye Garanti Bankasi A/S (Banks)	1,038,868
1,725,639	Turkiye Sinai Kalkinma Bankasi A/S (Banks)	732,995
122,503	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)	695,850

		9,078,532

Vietnam – 4.5%
743,508	Bank for Foreign Trade of Vietnam JSC (Banks)	1,146,538
252,120	Masan Group Corp. (Food, Beverage & Tobacco)	492,745
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	32,276
285,670	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,858,956

		3,530,515

TOTAL COMMON STOCKS – 100.4%
(Cost $65,545,230)		$79,164,407

Exchange Traded Fund – 0.2%
United States – 0.2%
3,053	iShares MSCI Mexico Capped Fund	$158,023
(Cost $136,042)

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
177,129	0.656%	$177,129
(Cost $177,129)

TOTAL INVESTMENTS – 100.4%
(Cost $65,858,401)		$79,499,559

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(344,430)

NET ASSETS – 100.0%		$79,155,129

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $126,246, which represents approximately 0.2% of net assets as of April 30, 2017.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $59,714,133, $617,507,567 and $65,681,272)(a)	$63,891,548	$718,016,975	$79,322,430
Investments in affiliated issuers, at value (cost $294,152, $4,899,523 and $177,129)	294,152	4,899,523	177,129
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	6,945,939	—
Cash	962,783	11,411,274	1,297,418
Foreign currencies, at value (cost $199,843, $1,578,380 and $390,581)	199,457	1,580,560	393,154
Receivables:
Dividends	79,450	1,606,963	95,205
Fund shares sold	49,835	1,129,458	24,842
Reimbursement from investment adviser	23,351	—	16,899
Securities lending income	736	9,789	44
Investments sold	—	2,408,535	—
Foreign tax reclaims	—	54,360	—
Other assets	7,738	1,902	342
Total assets	65,509,050	748,065,278	81,327,463

Liabilities:
Payables:
Investments purchased	1,241,267	12,427,397	1,372,334
Foreign capital gains taxes	204,572	1,653,074	203,399
Management fees	51,578	589,890	73,064
Distribution and Service fees and Transfer Agency fees	7,460	90,996	12,821
Fund shares redeemed	1,867	534,840	205,846
Payable upon return of securities loaned	—	6,945,939	—
Accrued expenses	122,882	315,099	304,870
Total liabilities	1,629,626	22,557,235	2,172,334

Net Assets:
Paid-in capital	65,876,424	1,107,254,656	134,424,267
Undistributed (distributions in excess of) net investment income (loss)	(118,988)	(2,546,509)	416,914
Accumulated net realized loss	(5,919,410)	(477,879,274)	(69,304,977)
Net unrealized gain	4,041,398	98,679,170	13,618,925
NET ASSETS	$63,879,424	$725,508,043	$79,155,129
Net Assets:
Class A	$11,502,433	$85,342,711	$13,757,190
Class C	1,767,283	30,359,372	4,477,868
Institutional	50,494,409	532,560,885	48,881,910
Service	—	21,380,995	—
Class IR	115,299	41,424,224	12,038,161
Class R6	—	14,439,856	—
Total Net Assets	$63,879,424	$725,508,043	$79,155,129
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	503,983	4,861,795	1,491,173
Class C	84,416	1,924,540	504,959
Institutional	2,096,876	28,379,263	5,263,472
Service	—	1,259,622	—
Class IR	4,807	2,222,017	1,300,043
Class R6	—	769,306	—
Net asset value, offering and redemption price per share:(b)
Class A	$22.82	$17.55	$9.23
Class C	20.94	15.77	8.87
Institutional	24.08	18.77	9.29
Service	—	16.97	—
Class IR	23.98	18.64	9.26
Class R6	—	18.77	—

(a)	Includes loaned securities having a market value of $6,736,593 for the Emerging Markets Equity Fund.
(b)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds is $24.15, $18.57 and $9.76, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $25,688, $352,562 and $173,004)	$265,991	$5,092,966	$1,051,567
Dividends — affiliated issuers	294	3,089	22
Securities lending income — affiliated issuer	4,846	69,300	937
Total investment income	271,131	5,165,355	1,052,526

Expenses:
Management fees	308,887	3,592,861	532,502
Custody, accounting and administrative services	62,637	220,238	77,370
Professional fees	51,704	54,907	72,914
Registration fees	40,067	75,216	50,393
Distribution and Service fees(a)	23,538	227,574	46,515
Transfer Agency fees(a)	22,741	206,530	41,275
Printing and mailing costs	15,642	61,274	31,464
Trustee fees	8,467	8,770	8,500
Service share fees — Service Plan	—	24,332	—
Service share fees — Shareholder Administration Plan	—	24,332	—
Other	10,897	26,658	4,931
Total expenses	544,580	4,522,692	865,864
Less — expense reductions	(154,461)	(541,431)	(248,056)
Net expenses	390,119	3,981,261	617,808
NET INVESTMENT INCOME (LOSS)	(118,988)	1,184,094	434,718

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	3,144,578	15,660,802	775,466
Futures contracts	—	194,194	—
Foreign currency transactions	(20,616)	(255,844)	(321,312)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $279,602, $1,490,639 and $35,609)	1,585,026	44,314,457	10,925
Foreign currency translation	(132,539)	140,511	6,792
Net realized and unrealized gain	4,576,449	60,054,120	471,871
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,457,461	$61,238,214	$906,589

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	$15,070	$8,468	$11,454	$1,609	$9,586	$—	$92	$—
Emerging Markets Equity	87,948	139,626	66,841	26,529	90,654	3,893	17,696	917
N-11 Equity	23,676	22,839	17,994	4,339	9,747	—	9,195	—

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income (loss)	$(118,988)	$151,351
Net realized gain (loss)	3,123,962	(1,159,539)
Net change in unrealized gain	1,452,487	3,927,561
Net increase (decrease) in net assets resulting from operations	4,457,461	2,919,373

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	—	—

From share transactions:
Proceeds from sales of shares	3,385,331	2,291,976
Reinvestment of distributions	—	—
Cost of shares redeemed	(16,881,550)	(9,572,257)
Net increase (decrease) in net assets resulting from share transactions	(13,496,219)	(7,280,281)
TOTAL INCREASE (DECREASE)	(9,038,758)	(4,360,908)

Net assets:
Beginning of period	72,918,182	77,279,090
End of period	$63,879,424	$72,918,182
Undistributed (distributions in excess of) net investment income (loss)	$(118,988)	$—

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Emerging Markets Equity Fund		N-11 Equity Fund
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016

$1,184,094	$2,605,212	$434,718	$1,146,001
15,599,152	(5,713,992)	454,154	(18,996,056)
44,454,968	52,006,788	17,717	10,362,222
61,238,214	48,898,008	906,589	(7,487,833)

(385,998)	—	—	(67,836)
(4,455,372)	(356,614)	(17,504)	(833,232)
(141,339)	—	—	—
(67,461)	(1,110)	—	(71,347)
(79,414)	(11)	—	—
(5,129,584)	(357,735)	(17,504)	(972,415)

180,281,966	299,541,097	10,128,138	12,450,719
4,901,687	350,863	17,132	913,483
(79,844,053)	(227,728,697)	(31,869,819)	(95,713,670)
105,339,600	72,163,263	(21,724,549)	(82,349,468)
161,448,230	120,703,536	(20,835,464)	(90,809,716)

564,059,813	443,356,277	99,990,593	190,800,309
$725,508,043	$564,059,813	$79,155,129	$99,990,593
$(2,546,509)	$1,398,981	$416,914	$(300)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$21.08	$(0.07	)(d)	$1.81	$1.74	$—
2017 - C	19.41	(0.13	)(d)	1.66	1.53	—
2017 - Institutional	22.20	(0.03	)(d)	1.91	1.88	—
2017 - IR	22.12	(0.04	)(d)	1.90	1.86	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	20.28	(0.02)		0.82	0.80	—
2016 - C	18.81	(0.15)		0.75	0.60	—
2016 - Institutional	21.27	0.07		0.86	0.93	—
2016 - IR	21.23	0.06		0.83	0.89	—
2015 - A	20.04	(0.03)		0.27	0.24	—
2015 - C	18.73	(0.18)		0.26	0.08	—
2015 - Institutional	20.99	0.05		0.29	0.34	(0.06)
2015 - IR	20.98	0.01		0.29	0.30	(0.05)
2014 - A	19.21	—	(f)(g)	0.91	0.91	(0.08)
2014 - C	18.02	(0.13	)(g)	0.84	0.71	—
2014 - Institutional	20.13	0.12	(g)	0.90	1.02	(0.16)
2014 - IR (Commenced February 28, 2014)	20.71	0.06	(g)	0.21	0.27	—
2013 - A	17.78	0.04		1.51	1.55	(0.12)
2013 - C	16.77	(0.10)		1.43	1.33	(0.08)
2013 - Institutional	18.71	0.12		1.58	1.70	(0.28)
2012 - A	17.33	0.11		0.41	0.52	(0.07)
2012 - C	16.39	(0.03)		0.41	0.38	—
2012 - Institutional	18.24	0.19		0.43	0.62	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$22.82	8.25%	$11,502	1.55	%(e)	2.05	%(e)	(0.68	)%(d)(e)	44%
20.94	7.83	1,767	2.30	(e)	2.80	(e)	(1.41	)(d)(e)	44
24.08	8.52	50,494	1.15	(e)	1.65	(e)	(0.28	)(d)(e)	44
23.98	8.41	115	1.30	(e)	1.80	(e)	(0.41	)(d)(e)	44

21.08	3.93	14,975	1.60		2.18		(0.08)		111
19.41	3.18	1,810	2.35		2.93		(0.83)		111
22.20	4.31	56,077	1.20		1.78		0.32		111
22.12	4.18	57	1.34		1.93		0.27		111
20.28	1.20	16,310	1.69		1.99		(0.16)		153
18.81	0.43	1,951	2.44		2.76		(0.91)		153
21.27	1.60	58,967	1.29		1.61		0.21		153
21.23	1.46	52	1.44		1.75		0.06		153
20.04	4.75	13,711	1.73		2.24		0.02	(g)	169
18.73	4.00	2,114	2.48		3.00		(0.71	)(g)	169
20.99	5.15	62,951	1.32		1.87		0.59	(g)	169
20.98	1.30	51	1.43	(e)	2.06	(e)	0.41	(e)(g)	169
19.21	8.72	14,097	1.72		2.25		0.21		102
18.02	7.87	2,331	2.47		2.99		(0.56)		102
20.13	9.16	43,208	1.32		1.85		0.62		102
17.78	3.05	15,136	1.60		2.24		0.66		83
16.77	2.31	2,684	2.35		2.97		(0.18)		83
18.71	3.50	44,345	1.20		1.79		1.03		83

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$16.23	$0.01	(d)	$1.42	$1.43	$(0.11)
2017 - C	14.53	(0.05	)(d)	1.29	1.24	—
2017 - Institutional	17.38	0.04	(d)	1.52	1.56	(0.17)
2017 - Service	15.71	—	(d)(f)	1.37	1.37	(0.11)
2017 - IR	17.27	0.08	(d)	1.46	1.54	(0.17)
2017 - R6	17.38	0.07	(d)	1.50	1.57	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	14.75	0.04		1.44	1.48	—
2016 - C	13.31	(0.06)		1.28	1.22	—
2016 - Institutional	15.75	0.11		1.54	1.65	(0.02)
2016 - Service	14.29	0.02		1.40	1.42	—
2016 - IR	15.67	0.08		1.53	1.61	(0.01)
2016 - R6	15.74	0.10		1.56	1.66	(0.02)
2015 - A	16.00	0.03		(1.28)	(1.25)	—
2015 - C	14.55	(0.10)		(1.14)	(1.24)	—
2015 - Institutional	17.08	0.08		(1.36)	(1.28)	(0.05)
2015 - Service	15.52	—	(f)	(1.23)	(1.23)	—
2015 - IR	16.99	0.01		(1.30)	(1.29)	(0.03)
2015 - R6 (Commenced July 31, 2015)	16.72	0.01		(0.99)	(0.98)	—
2014 - A	15.20	0.03		0.83	0.86	(0.06)
2014 - C	13.87	(0.08)		0.76	0.68	—
2014 - Institutional	16.22	0.10		0.88	0.98	(0.12)
2014 - Service	14.74	0.02		0.80	0.82	(0.04)
2014 - IR	16.14	0.08		0.87	0.95	(0.10)
2013 - A	14.68	0.05		0.54	0.59	(0.07)
2013 - C	13.42	(0.06)		0.51	0.45	—
2013 - Institutional	15.65	0.13		0.58	0.71	(0.14)
2013 - Service	14.24	0.04		0.53	0.57	(0.07)
2013 - IR	15.58	0.10		0.58	0.68	(0.12)
2012 - A	14.66	0.06		(0.04)	0.02	—
2012 - C	13.51	(0.05)		(0.04)	(0.09)	—
2012 - Institutional	15.63	0.12		(0.05)	0.07	(0.05)
2012 - Service	14.24	0.05		(0.05)	— (f)	—
2012 - IR	15.59	0.12		(0.07)	0.05	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.55	8.93%	$85,343	1.61	%(e)	1.79	%(e)	0.12	%(d)(e)	26%
15.77	8.53	30,359	2.36	(e)	2.54	(e)	(0.73	)(d)(e)	26
18.77	9.13	532,561	1.21	(e)	1.39	(e)	0.50	(d)(e)	26
16.97	8.87	21,381	1.71	(e)	1.89	(e)	(0.05	)(d)(e)	26
18.64	9.09	41,424	1.35	(e)	1.53	(e)	0.95	(d)(e)	26
18.77	9.23	14,440	1.18	(e)	1.36	(e)	0.76	(d)(e)	26

16.23	10.01	59,593	1.65		1.90		0.27		92
14.53	9.14	30,104	2.40		2.65		(0.48)		92
17.38	10.43	445,019	1.25		1.50		0.69		92
15.71	9.91	19,069	1.75		2.00		0.17		92
17.27	10.26	5,263	1.40		1.64		0.52		92
17.38	10.52	5,012	1.23		1.44		0.57		92
14.75	(7.81)	64,169	1.67		1.91		0.17		118
13.31	(8.52)	35,927	2.41		2.67		(0.68)		118
15.75	(7.49)	326,068	1.28		1.52		0.48		118
14.29	(7.93)	15,759	1.77		2.02		0.02		118
15.67	(7.62)	1,424	1.42		1.69		0.04		118
15.74	(5.86)	9	1.24	(e)	1.53	(e)	0.14	(e)	118
16.00	5.67	28,157	1.70		1.93		0.19		114
14.55	4.90	11,217	2.46		2.68		(0.55)		114
17.08	6.17	303,676	1.30		1.53		0.58		114
15.52	5.55	15,919	1.81		2.03		0.11		114
16.99	5.93	313	1.46		1.68		0.46		114
15.20	4.04	36,578	1.73		1.89		0.32		159
13.87	3.35	11,869	2.48		2.64		(0.44)		159
16.22	4.49	388,046	1.33		1.49		0.80		159
14.74	4.02	14,584	1.83		1.99		0.25		159
16.14	4.37	329	1.48		1.64		0.62		159
14.68	0.14	38,889	1.82		1.94		0.39		119
13.42	(0.66)	15,418	2.57		2.69		(0.35)		119
15.65	0.49	310,167	1.41		1.54		0.80		119
14.24	0.00	15,446	1.91		2.03		0.36		119
15.58	0.35	240	1.55		1.68		0.78		119

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$8.98	$0.03	$0.22	$0.25	$—
2017 - C	8.66	— (e)	0.21	0.21	—
2017 - Institutional	9.02	0.05	0.22	0.27	— (e)
2017 - IR	9.00	0.05	0.21	0.26	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	9.26	0.06	(0.32)	(0.26)	(0.02)
2016 - C	8.98	(0.01)	(0.31)	(0.32)	—
2016 - Institutional	9.33	0.10	(0.33)	(0.23)	(0.08)
2016 - IR	9.30	0.08	(0.32)	(0.24)	(0.06)
2015 - A	11.25	0.04	(2.03)	(1.99)	— (e)
2015 - C	10.99	(0.04)	(1.97)	(2.01)	—
2015 - Institutional	11.34	0.08	(2.04)	(1.96)	(0.05)
2015 - IR	11.30	0.06	(2.03)	(1.97)	(0.03)
2014 - A	11.03	0.02	0.26	0.28	(0.06)
2014 - C	10.81	(0.06)	0.25	0.19	(0.01)
2014 - Institutional	11.12	0.06	0.26	0.32	(0.10)
2014 - IR	11.08	0.05	0.25	0.30	(0.08)
2013 - A	10.38	0.01	0.65	0.66	(0.01)
2013 - C	10.25	(0.07)	0.63	0.56	—
2013 - Institutional	10.45	0.05	0.65	0.70	(0.03)
2013 - IR	10.42	0.03	0.65	0.68	(0.02)
2012 - A	9.57	0.01	0.80	0.81	—
2012 - C	9.52	(0.06)	0.79	0.73	—
2012 - Institutional	9.60	0.05	0.80	0.85	—
2012 - IR	9.59	0.02	0.81	0.83	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.23	2.67%	$13,757	1.73	%(d)	2.36	%(d)	0.75	%(d)	10%
8.87	2.42	4,478	2.48	(d)	3.09	(d)	0.10	(d)	10
9.29	3.03	48,882	1.33	(d)	1.93	(d)	1.25	(d)	10
9.26	2.89	12,038	1.48	(d)	2.05	(d)	1.19	(d)	10

8.98	(2.84)	25,955	1.74		2.39		0.66		27
8.66	(3.55)	5,642	2.49		3.14		(0.07)		27
9.02	(2.46)	58,958	1.33		1.99		1.08		27
9.00	(2.59)	9,436	1.48		2.14		0.90		27
9.26	(17.68)	54,045	1.73		2.07		0.35		48
8.98	(18.29)	8,564	2.48		2.82		(0.41)		48
9.33	(17.34)	115,099	1.33		1.68		0.78		48
9.30	(17.45)	13,092	1.48		1.82		0.59		48
11.25	2.54	96,440	1.74		2.08		0.20		41
10.99	1.76	15,127	2.49		2.83		(0.54)		41
11.34	2.88	310,186	1.34		1.68		0.57		41
11.30	2.76	27,343	1.49		1.82		0.44		41
11.03	6.31	114,658	1.74		2.12		0.07		53
10.81	5.46	19,018	2.49		2.87		(0.66)		53
11.12	6.73	308,502	1.35		1.72		0.44		53
11.08	6.48	36,429	1.49		1.87		0.26		53
10.38	8.33	35,417	1.79		2.35		0.09		90
10.25	7.53	6,720	2.54		3.12		(0.57)		90
10.45	8.83	111,826	1.39		1.94		0.52		90
10.42	8.73	9,500	1.54		2.05		0.22		90

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional and IR	Diversified
Emerging Markets Equity	A, C, Institutional, Service, IR and R6	Diversified
N-11 Equity	A, C, Institutional and IR	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$4,031,577	$58,665,237	$—
Europe	—	1,010,912	—
North America	183,822	—	—
Investment Company	294,152	—	—
Total	$4,509,551	$59,676,149	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$24,161,598	$—
Asia	38,640,615	438,020,820	—
Australia and Oceania	—	3,697,139	—
Europe	—	59,279,394	—
North America	48,725,448	4,873,613	—
South America	31,318,782	45,510,525	—
Exchange Traded Funds	23,789,041	—	—
Investment Company	4,899,523	—	—
Securities Lending Reinvestment Vehicle	6,945,939	—	—
Total	$154,319,348	$575,543,089	$—

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$3,707,319	$—
Asia	—	60,270,259	—
North America	15,186,829	—	—
Exchange Traded Fund	158,023	—	—
Investment Company	177,129	—	—
Total	$15,521,981	$63,977,578	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity	Equity	Net realized gain (loss) from futures contracts	$194,194	16

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.02	*
N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.13	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve net management rates as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2018, and prior to such date, GSAMI may not terminate the arrangements without the approval of the Trustees.

The Asia Equity, Emerging Markets Equity and N-11 Equity Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAMI has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2017, GSAMI waived $101, $887 and $5 of the Funds’ management fees, respectively.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class A Shares of the Funds.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Service
Distribution Plan	0.25%	0.75%	—%
Service Plan	—	—	0.25

*	With respect to Class A Shares the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2017, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Asia Equity	$175
Emerging Markets Equity	8,718
N-11 Equity	127

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, as applicable.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, and Class IR Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds are 0.114%, 0.194% and 0.164%, respectively. These Other Expense limitations will remain in place through at least February 28, 2018 and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$101	$154,155	$205	$154,461
Emerging Markets Equity	539,814	—	1,617	541,431
N-11 Equity	69,639	178,326	91	248,056

G.  Line of Credit Facility — As of April 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — As of April 30, 2017, the following Fund of Fund Portfolio was the beneficial owner of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Satellite Strategies Portfolio
Emerging Markets Equity	5%

As of April 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 24% of the Class IR Shares of the Asia Equity Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2017:

Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017	Dividend Income
Asia Equity	$759,355	$8,219,512	$(8,684,715)	$294,152	$294
Emerging Markets Equity	50	53,913,384	(49,013,911)	4,899,523	3,089
N -11 Equity	—	865,062	(687,933)	177,129	22

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$27,408,224	$39,704,192
Emerging Markets Equity	252,218,328	156,741,377
N-11 Equity	8,316,798	29,627,897

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Asia Equity, Emerging Markets Equity and N-11 Equity Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Asia Equity, Emerging Markets Equity and N-11 Equity Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2017		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Asia Equity	$538	$—	$—
Emerging Markets Equity	7,759	10,128	868,639
N-11 Equity	104	394	—

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2017.

Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017
Asia Equity	$—	$314,484	$(314,484)	$—
Emerging Markets Equity	—	62,487,579	(55,541,640)	6,945,939
N-11 Equity	—	2,826,834	(2,826,834)	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Capital loss carryforwards:
Expiring 2017(1)	$(7,699,879)	$(445,745,035)	$—
Perpetual Long-term	—	(17,942,375)	(36,154,002)
Perpetual Short-term	(1,112,900)	(29,675,460)	(32,413,251)
Total capital loss carryforwards	$(8,812,779)	$(493,362,870)	$(68,567,253)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Tax cost	$60,238,878	$633,198,749	$67,050,579
Gross unrealized gain	9,039,232	118,455,253	17,104,097
Gross unrealized loss	(5,092,410)	(21,791,565)	(4,655,117)
Net unrealized security gain	$3,946,822	$96,663,688	$12,448,980

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

9. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The N-11 Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

52

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,112	$317,419	18,950	$377,355
Shares redeemed	(221,589)	(4,449,168)	(112,888)	(2,284,483)
	(206,477)	(4,131,749)	(93,938)	(1,907,128)
Class C Shares
Shares sold	1,307	25,613	2,343	43,465
Shares redeemed	(10,150)	(198,938)	(12,807)	(233,866)
	(8,843)	(173,325)	(10,464)	(190,401)
Institutional Shares
Shares sold	139,674	2,984,909	91,051	1,840,720
Shares redeemed	(569,340)	(12,225,214)	(337,388)	(7,026,128)
	(429,666)	(9,240,305)	(246,337)	(5,185,408)
Class IR Shares
Shares sold	2,586	57,390	1,401	30,436
Shares redeemed	(361)	(8,230)	(1,263)	(27,780)
	2,225	49,160	138	2,656
NET DECREASE	(642,761)	$(13,496,219)	(350,601)	$(7,280,281)

53

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,315,091	$35,969,257	525,881	$7,916,505
Reinvestment of distributions	24,604	363,154	—	—
Shares redeemed	(1,150,309)	(18,495,250)	(1,205,412)	(17,810,571)
	1,189,386	17,837,161	(679,531)	(9,894,066)
Class C Shares
Shares sold	162,095	2,380,109	136,803	1,843,385
Shares redeemed	(309,399)	(4,408,242)	(765,758)	(10,088,827)
	(147,304)	(2,028,133)	(628,955)	(8,245,442)
Institutional Shares
Shares sold	5,579,068	95,623,414	17,639,592	274,394,345
Reinvestment of distributions	269,690	4,250,319	22,405	349,742
Shares redeemed	(3,079,456)	(51,999,137)	(12,765,591)	(194,516,952)
	2,769,302	47,874,596	4,896,406	80,227,135
Service Shares
Shares sold	141,346	2,156,336	317,809	4,726,912
Reinvestment of distributions	9,898	141,339	—	—
Shares redeemed	(105,701)	(1,670,152)	(206,855)	(2,980,848)
	45,543	627,523	110,954	1,746,064
Class IR Shares
Shares sold	2,063,078	35,236,880	330,016	5,307,643
Reinvestment of distributions	4,308	67,461	71	1,110
Shares redeemed	(150,104)	(2,539,823)	(116,193)	(1,740,216)
	1,917,282	32,764,518	213,894	3,568,537
Class R6 Shares
Shares sold	519,010	8,915,970	323,494	5,352,307
Reinvestment of distributions	5,039	79,414	1	11
Shares redeemed	(43,132)	(731,449)	(35,704)	(591,283)
	480,917	8,263,935	287,791	4,761,035
NET INCREASE	6,255,126	$105,339,600	4,200,559	$72,163,263

54

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	127,457	$1,057,138	550,789	$4,823,684
Reinvestment of distributions	—	—	7,693	67,624
Shares redeemed	(1,527,086)	(13,073,488)	(3,503,751)	(30,530,632)
	(1,399,629)	(12,016,350)	(2,945,269)	(25,639,324)
Class C Shares
Shares sold	21,449	183,912	17,925	152,129
Shares redeemed	(167,919)	(1,356,927)	(319,793)	(2,741,260)
	(146,470)	(1,173,015)	(301,868)	(2,589,131)
Institutional Shares
Shares sold	324,628	2,722,905	641,001	5,745,160
Reinvestment of distributions	2,084	17,132	87,939	774,739
Shares redeemed	(1,597,868)	(13,485,117)	(6,525,574)	(57,441,506)
	(1,271,156)	(10,745,080)	(5,796,634)	(50,921,607)
Class IR Shares
Shares sold	711,888	6,164,183	199,110	1,729,746
Reinvestment of distributions	—	—	8,082	71,120
Shares redeemed	(460,266)	(3,954,287)	(566,002)	(5,000,272)
	251,622	2,209,896	(358,810)	(3,199,406)
NET DECREASE	(2,565,633)	$(21,724,549)	(9,402,581)	$(82,349,468)

55

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 11/01/2016	Ending Account Value 04/30/2017		Expenses Paid for the 6 Months Ended 04/30/2017*	Beginning Account Value 11/01/2016	Ending Account Value 04/30/2017		Expenses Paid for the 6 Months Ended 04/30/2017*	Beginning Account Value 11/01/2016	Ending Account Value 04/30/2017		Expenses Paid for the 6 Months Ended 04/30/2017*
Class A
Actual	$1,000	$1,082.50		$8.00	$1,000	$1,089.30		$8.34	$1,000	$1,026.70		$8.69
Hypothetical 5% return	1,000	1,017.11	+	7.75	1,000	1,016.81	+	8.05	1,000	1,016.22	+	8.65
Class C
Actual	1,000	1,078.30		11.85	1,000	1,085.30		12.20	1,000	1,024.20		12.45
Hypothetical 5% return	1,000	1,013.39	+	11.48	1,000	1,013.09	+	11.78	1,000	1,012.50	+	12.37
Institutional
Actual	1,000	1,085.20		5.95	1,000	1,091.30		6.27	1,000	1,030.30		6.70
Hypothetical 5% return	1,000	1,019.09	+	5.76	1,000	1,018.79	+	6.06	1,000	1,018.20	+	6.66
Service
Actual	N/A	N/A		N/A	1,000	1,088.70		8.86	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.31	+	8.55	N/A	N/A		N/A
Class IR
Actual	1,000	1,084.10		6.72	1,000	1,090.90		7.00	1,000	1,028.90		7.45
Hypothetical 5% return	1,000	1,018.35	+	6.51	1,000	1,018.10	+	6.76	1,000	1,017.46	+	7.40
Class R6
Actual	N/A	N/A		N/A	1,000	1,092.30		6.12	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.94	+	5.91	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	1.55%	2.30%	1.15%	N/A	1.30%	N/A
Emerging Markets Equity	1.61	2.36	1.21	1.71%	1.35	1.18%
N-11 Equity	1.73	2.48	1.33	N/A	1.48	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solution. Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and
Principal Financial Officer
Joseph F. DiMaria, Assistant Treasurer and Principal
Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94488-TMPL-06/2017/EMESAR-17/13.3K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Fundamental International Equity Funds
Focused International Equity
Strategic International Equity

Goldman Sachs Fundamental International Equity Funds

∎	FOCUSED INTERNATIONAL EQUITY

∎	STRATEGIC INTERNATIONAL EQUITY

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedule of Investments	17

Financial Statements	21

Financial Highlights	24

Notes to the Financial Statements	28

Other Information	40

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its high conviction investment ideas.

∎	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Global perspective is informed by local market expertise

∎	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

∎	Team of experienced Research Analysts is regionally aligned and has sector expertise

∎	Team leverages the research of the approximately 80+ regional investment professionals

∎	Decision-making process is informed by active participation in the global research process

∎	Security selections are aligned with level of investment conviction

∎	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

∎	Access to markets across the world

∎	Disciplined approach to stock selection

∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities rallied during the six-month period ended April 30, 2017 (the “Reporting Period”). The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® EAFE Index”) posted a return of 11.47%.*

Soon after the Reporting Period began in November 2016, international developed market equities rallied following the unexpected outcome of the U.S. presidential election on anticipation of the pro-growth effect of the new Administration’s fiscal stimulus plan. However, U.S. dollar appreciation against local currencies detracted from their U.S. dollar performance. International equities then saw a 3.42% rally during an eventful December 2016, with the resignation of Prime Minister Renzi after Italian voters’ rejection of their nation’s constitutional referendum, the Federal Reserve (“Fed”) interest rate hike, and the European Central Bank’s (“ECB”) decision to slow its monthly pace of quantitative easing while extending its program to the end of 2017.

International equities continued their rally in early January 2017 on the prospect of deregulation following executive orders on oil pipelines and optimism around infrastructure spending. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, the Fed raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

In April 2017, first-round results of the French presidential election buoyed global equities, as the seemingly diminishing risk of populism in Europe reassured markets. Strong first quarter 2017 earnings results and a firm economic backdrop were also supportive for equity markets. A health care bill setback tempered U.S. policy optimism, but an ambitious tax reform proposal from the current U.S. Administration subsequently lifted market sentiment. Japanese equities were initially hurt by a strong yen, which rose amid the political uncertainty and geopolitical tensions around the world. Various geopolitical events, such as a North Korean ballistic missile launch, a U.S. airstrike in Syria and terrorism in Russia all contributed negatively to investor sentiment. However, Japanese equities bounced back as yen strength faded with recovering global risk appetite.

For the Reporting Period as a whole, financials, information technology and industrials were the best performing sectors in the MSCI® EAFE Index. The weakest performing sectors in the MSCI® EAFE Index during the Reporting Period were telecommunication services, utilities and real estate.

From a country perspective, China, Austria and Sweden were the best performing individual constituents of the MSCI® EAFE Index during the Reporting Period. New Zealand was the

*	All index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

weakest individual country constituent in the MSCI® EAFE Index during the Reporting Period and the only one to post a negative return, followed by Israel, Japan and Norway.

Looking Ahead

At the end of the Reporting Period, we maintained a positive outlook for global equities based on economic growth and earnings growth indicators. Global economic growth and earnings forecasts were trending upward at the end of April 2017 in all major regions for the first time since 2010. In our view, this optimism will need to convert to confidence to turn sentiment into action, generating real business activity and maintaining investor enthusiasm. We think deregulation and tax reform are critical components of this transition. We believe regulatory reform is likely easier to enact because it can largely be accomplished with executive orders. Tax reform may be more challenging, but we think it is the key to reviving confidence. Signs we expect to be watching to gauge whether the conversion to confidence is successful include rising corporate investment and earnings growth meeting or exceeding consensus forecasts.

As of the end of April 2017, we were more bullish than we had been earlier in the Reporting Period on Europe, as earnings forecasts were being upgraded and political risk may be receding following the recent elections in the Netherlands and France. We have long held the view that an earnings recovery had the greatest potential to drive European equities higher, since European earnings remained depressed following the financial crisis, and European companies have high operational leverage, in general. (Operational leverage is a measurement of the degree to which a firm or project incurs a combination of fixed and variable costs.) Finally, in 2017 year-to-date, earnings estimates are being revised upwards rather than downwards, as has been the case, on average, in previous years. We believe three key end-markets are driving the earnings upgrades: 1) European domestic economies, which represent about 50% of European corporate revenue exposure, are improving; 2) the U.S. economy, which represents approximately 20% of European corporate revenue exposure, is comparatively strong; and 3) many emerging market economies, which account for approximately 20% of European corporate revenue exposure, have been either stabilizing or recovering. Valuations have risen, but remain, in our view, below those of the U.S. market.

We also remained positive on Japan at the end of the Reporting Period based on what we consider to be strong corporate fundamentals. Corporate reforms appear to be bringing about structural and behavioral changes, and record high cash levels seem to be leading to rising shareholder returns. In addition, macroeconomic data shows some improvement, with robust consumption and business sentiment. Japan’s tight labor market may be a potential headwind, with rising labor costs becoming an increasing concern for companies.

Overall, at the end of the Reporting Period, our focus remained on seeking alpha opportunities through fundamental, bottom-up security selection. (Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since market indices are often considered to represent the market’s movement as a whole. The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.) We believe active managers should have the greatest ability to respond to potential changes in the post-monetary policy world, and value generated through active management may well become an increasingly important contributor to returns. A post-monetary policy world is one wherein central banks now generally agree that conventional monetary supplies are of little use as targets or even indicators for monetary policy, owing to the instability of money demand relations in economies with well-developed financial markets. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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PORTFOLIO RESULTS

Goldman Sachs Focused International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Focused International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R6 Shares generated cumulative total returns, without sales charges, of 11.41%, 11.02%, 11.70%, 11.38%, 11.59% and 11.66%, respectively. These returns compare to the 11.47% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either outperformed or closely tracked the MSCI® Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation also contributed positively, albeit more modestly. Sector allocation overall detracted modestly during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were Melrose Industries, Bank of Ireland and Commerzbank.

Melrose Industries is a U.K.-domiciled industrials business conglomerate. The company enjoyed strong performance, as the market started appreciating the upside potential of its acquisition of Nortek. Nortek is mainly a U.S.-focused company with high exposure to residential and non-residential construction markets. Because both Nortek and Melrose Industries have significant revenue exposure to the U.S., if the current presidential administration delivers on tax reform and if U.S. economic growth remains healthy, the company should be positively affected, in our view. Melrose

Industries has already begun looking for its next acquisition deal, which comes six to 12 months earlier than the market expected. Its management has successfully improved its business margins and continues to focus on cash, growth and cost cutting, including the disposal of non-core assets. At the end of the Reporting Period, we maintained our positive view on the company and believed Melrose Industries’ management would keep delivering margin improvement and creating shareholder value, but we trimmed the position to lock in some profits.

Bank of Ireland, one of the largest commercial banks in Ireland, reported solid fiscal year 2016 results, with earnings on the high end of consensus estimates, a healthy balance sheet and improvement in its Core Tier 1 capital ratio. (The tier 1 capital ratio is the comparison between a banking firm’s core equity capital and its total risk-weighted assets. A firm’s core equity capital is known as its tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk.) In our view, Bank of Ireland has an experienced management team, who have been making significant investments in technology, and we were positive, at the end of the Reporting Period, on the company’s opportunities for meaningful margin expansion and capital position going forward.

Commerzbank, a global banking and financial services company in Germany, reported fourth quarter 2016 results that showed earnings ahead of market estimates on the back of higher than expected revenues. A key highlight of its results was a better Core Tier 1 capital ratio, which should add buffer as the bank undergoes its restructuring through cost cutting programs. Commerzbank additionally benefited from advising on the acquisition of Concardis by Bain Capital and Advent International, which was cleared by the European Union. While we remain positive on the bank’s investments in technology, cost cutting and efforts to increase revenue, we took the opportunity of its share price rise to exit the position for higher conviction ideas.

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PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were Japan Tobacco, Nidec and Mitsubishi Estate.

Japan Tobacco, a global tobacco manufacturer, was a top detractor from the Fund’s relative results during the Reporting Period. Just prior to the Reporting Period, the company reported third quarter 2016 earnings that were below market estimates, driven by lower sales as a result of the stronger U.S. dollar. Later in 2016, the company’s management guided for cautious estimates, as it expected headwinds in the domestic market and pricing concerns in international markets. At the end of the Reporting Period, we continued to like Japan Tobacco, as we see superior execution in its international business, which represents a compelling growth opportunity, in our view. We also were encouraged by price increases across the company’s main brands and what we consider to be the strength of its balance sheet and its attractive valuation.

Nidec is a Japanese manufacturer of small precision motors and related products for the automotive, electronics and other industrial markets. Its stock underperformed the MSCI® Index in April 2017, reflecting investors’ profit-taking trades before its announcement of full-year guidance and fourth quarter 2016 results that were slightly weaker than consensus expectations. Our research suggests that Nidec’s near-term results were in-line with consensus expectations if adjusted for one-time costs for mergers and acquisitions and lateral hiring expenses and that its long-term prospects look robust considering orders for automotive motors has increased. Furthermore, the company is aggressively automating its production lines, and, as a result, it continues to post strong margin improvement in its core divisions. With its management cognizant of the changes in technology and market environments for smart devices, robots and electric vehicles, Nidec has begun instituting management structures and implementing working practice reforms to garner the best human resources in science and technology. We believe this may well be a catalyst moving forward. At the end of the Reporting Period, we continued to like the company, as it is diversifying into potentially higher growth areas, such as automotive electrification and the “Internet of things.” (“Internet of things” is the inter-networking of physical devices, connected or smart devices, buildings and other items — embedded with electronics, software, sensors, actuators and network connectivity that enable these objects to collect and exchange data.) Meetings with its management have reinforced our view that its evolution away from hard-disk drive technology should enable Nidec to maintain its strong earnings growth profile.

Mitsubishi Estate is a Japanese diversified real estate landlord and developer focused on prime Tokyo office space. After strong performance in the fourth quarter of 2016, the company saw its share price weaken in early 2017 as foreign exchange movements impacted market expectations for Japan’s economic strength and inflation. However, Tokyo office market fundamentals remained strong, with vacancies at historically low levels. Although rental growth was progressing at a tepid rate and new supply was anticipated to be gradually on the rise during the next three years, we believe Mitsubishi Estate should continue to benefit as a landlord and remained, in our view, attractively valued relative to its peers at the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI® Index during the Reporting Period were industrials, materials and health care, each due primarily to effective stock selection.

The sectors that detracted most from the Fund’s relative results during the Reporting Period were real estate, financials and consumer staples, each due primarily to weak stock selection. Having an underweighted allocation to financials, which outperformed the MSCI® Index during the Reporting Period, and having an overweighted allocation to real estate, which underperformed the MSCI® Index the Reporting Period, also hurt.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI® Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI® Index.

That said, effective stock selection in the U.K., Ireland and Germany boosted the Fund’s relative returns most. Conversely, the countries that detracted most from the Fund’s performance during the Reporting Period were Spain, Sweden and France, where stock selection overall hurt.

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PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Novozymes, a biotechnology company that produces industrial enzymes and microorganisms. Novozymes’ products help reduce temperatures needed for washing clothes, create safe and healthy foods, and promote bioenergy as a source of renewable energy. We expect these factors to benefit the company as consumers continue to shift preferences to lower energy use and health/wellness in foods. We see additional growth opportunities through the company’s expansion in emerging markets, especially as economies expand and populations increase. Overall, we are positive on what we view as Novozymes’ dominant market position, strong revenue growth opportunities through multiple divisions, solid balance sheet and meaningful buybacks.

We established a new Fund position in GEA Group, a supplier of process technology for the food industry, headquartered in Germany. We believe that revenue growth in the food end-market may exceed that of the broader capital goods sector. This, plus the company’s exposure to emerging market growth, increasing populations and rising domestic incomes, bodes well for GEA Group, in our view. Additionally, if the company delivers on the margins under its GEA Fit for 2020 program, a restructuring plan to optimize organizational structure, the market could be willing to pay a premium for the company’s stock. Following the disposal of its heat exchanger business, we believe GEA Group’s balance sheet is strong, and we expect its management to return excess capital to shareholders in the form of share buybacks while retaining enough for bolt-on acquisition. (A bolt-on acquisition refers to a company that is added by a private equity firm to one of its platform companies.)

Conversely, in addition to the sale of Commerzbank, already mentioned, we sold the Fund’s position in Banco Popular Espanol. Its stock’s poor performance during the Reporting Period can be partly attributed to increased regulatory pressures, which is creating a challenging environment for European banks. Moreover, in our view, the bank has developed a poor balance sheet given its inability to deal with existing non-performing loans and its weak capital position. Following its Chief Executive Officer’s resignation at the beginning of April 2017, we became less confident about the strategy of the company moving forward and thus opted to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, health care and consumer staples increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to financials, consumer discretionary and information technology decreased. From a country perspective, the Fund’s exposure to France, Denmark and Italy increased relative to the MSCI® Index, while its relative exposure to Switzerland, Ireland and Spain decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., France, Germany, Denmark, Italy, Ireland and Singapore and less exposure to Switzerland, Australia, Spain and the Netherlands relative to the MSCI® Index. At the end of the Reporting Period, the Fund held a neutral position relative to the MSCI® Index in Japan.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI® Index in industrials, health care, consumer staples and real estate at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in financials, consumer discretionary, materials and information technology and was rather neutrally weighted compared to the MSCI® Index in energy and telecommunication services. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

6

FUND BASICS

Focused International Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	11.41%	11.47%
Class C	11.02	11.47
Institutional	11.70	11.47
Service	11.38	11.47
Class IR	11.59	11.47
Class R6	11.66	11.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the MSCI® Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.32%	3.59%	-1.21%	4.05%	12/01/92
Class C	4.36	4.00	-1.38	1.48	8/15/97
Institutional	6.55	5.20	-0.25	3.85	2/07/96
Service	6.06	4.67	-0.75	3.25	3/06/96
Class IR	6.42	5.05	N/A	5.12	8/31/10
Class R6	6.57	N/A	N/A	13.39	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.62%
Class C	2.05	2.37
Institutional	0.90	1.21
Service	1.41	1.72
Class IR	1.05	1.36
Class R6	0.89	1.19

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business	Country
Bayer AG (Registered)	4.8%	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Royal Dutch Shell plc Class A	4.6	Energy	Netherlands
Reckitt Benckiser Group plc	4.1	Household & Personal Products	United Kingdom
Klepierre	4.0	Real Estate	France
Beiersdorf AG	3.5	Household & Personal Products	Germany
Dentsu, Inc.	3.3	Media	Japan
Hoya Corp.	3.3	Health Care Equipment & Services	Japan
Publicis Groupe SA	3.2	Media	France
DBS Group Holdings Ltd.	3.2	Banks	Singapore
Novo Nordisk A/S Class B	3.1	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 11.38%, 10.94%, 11.58%, 11.55%, 11.19% and 11.60%, respectively. These returns compare to the 11.47% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either outperformed or closely tracked the MSCI® Index during the Reporting Period, attributable primarily to individual stock selection. Country and sector allocation also contributed positively, albeit more modestly.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were AMS, Intercontinental Hotels Group and UniCredit.

AMS is a leading Austria-based manufacturer of high performance sensor and analog solutions. During the Reporting Period, AMS reported solid quarterly earnings results that were well ahead of market estimates, and its management guided above market expectations on revenue growth for its fiscal year 2017. AMS’ share price was additionally bolstered by expectations of increasing content at Apple for which the company is a supplier. AMS’ management further confirmed that it expected its newly acquired optical packaging business, Heptagon, to add substantial growth. We took advantage of AMS’ share price gain to exit the Fund’s position and move proceeds into other stocks that we believe have a relatively more compelling risk/reward profile.

Intercontinental Hotels Group (“IHG”) is a U.K.-headquartered company that owns and operates hotels. IHG is pursuing an “asset light” business model, meaning it is increasing its focus on franchising and managing hotels instead of necessarily owning them. This model is intended to allow the company to grow in an accelerated fashion with reduced capital investments. Additionally, its management has successfully widened its margins through cost cuts. Higher room rates in the Americas led to robust fee revenue and profit growth, despite revenue per room growth lagging in oil-producing regions in the U.S. China, which presents a considerable portion of IHG’s global revenue, outperformed the other regions due to strong corporate demand. The company has expanded its Holiday Inn brand, which accounts for a substantial portion of its global upper-midscale pipeline. At the end of the Reporting Period, we continued to like the name, as what we view as its high cash flow business, attributed in part to its fee revenue, drives shareholder returns and paves the way for possible brand acquisitions and/or technology investments. We believe IHG remains a well-managed and well-run business with solid structural growth potential.

UniCredit, headquartered in Italy, is a holding company focused on the provision of commercial banking services. Its stock performed well during the Reporting Period, on both an absolute basis and relative to the MSCI® Index, on the back of material clean-ups in costs and asset quality. To address the former, its management cut thousands of jobs and closed numerous stores without compromising investments, especially in technology. Regarding the latter, UniCredit sold a portion of its non-performing loans to KKR and PIMCO and has shown commitment to continue on the path of cleaning up its books. In December 2016, UniCredit announced the sale of Pioneer, its asset management division, to Amundi, a subsidiary of French bank Credit Agricole. The deal, in our view, signals progress, with the asset disposal process initiated by its Chief Executive Officer, who was newly appointed in the summer of 2016.

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PORTFOLIO RESULTS

Moreover, in its new business plan, UniCredit’s management underscored its focus on profitability improvement and increased efficiency. For all of these reasons, we continued to like the company at the end of the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were Japan Tobacco, KDDI and Nidec.

Japan Tobacco, a global tobacco manufacturer, was a top detractor from the Fund’s relative results during the Reporting Period. Just prior to the Reporting Period, the company reported third quarter 2016 earnings that were below market estimates, driven by lower sales as a result of the stronger U.S. dollar. Later in 2016, the company’s management guided for cautious estimates, as it expected headwinds in the domestic market and pricing concerns in international markets. At the end of the Reporting Period, we continued to like Japan Tobacco, as we see superior execution in its international business, which represents a compelling growth opportunity, in our view. We also were encouraged by price increases across the company’s main brands and what we consider to be the strength of its balance sheet and its attractive valuation.

KDDI is a Japanese mobile virtual network operator (“MVNO”) that provides mobile cellular and Internet services. Its share price declined in the fourth quarter of 2016 in the wake of the September 2016 results announcement wherein its average revenue per user had seen a decline. The company had reduced promotional spending in response to the Ministry of International Affairs and Communications’ policies, lowering its ability to secure new customers. Furthermore, KDDI was negatively affected by increased competition, slower growth in subscribers and weak mobile telecommunications revenues. At the end of the Reporting Period, there remained some uncertainty about any potential synergies from its acquisition of Biglobe, another major Internet service provider in Japan, in January 2017. However, we remained optimistic about what we expect to be steady profit growth and increased shareholder returns in the coming year for the company on the back of its new data plans launched by its management in September 2016, increases in smartphone usage in the personal services segment, and rising penetration of mobile network subscribers across the globe, driving the MVNO market.

Nidec is a Japanese manufacturer of small precision motors and related products for the automotive, electronics and other industrial markets. Its stock underperformed the MSCI® Index in April 2017, reflecting investors’ profit-taking trades before its announcement of full-year guidance and fourth quarter 2016 results that were slightly weaker than consensus expectations. Our research suggests that Nidec’s near-term results were in-line with consensus expectations if adjusted for one-time costs for mergers and acquisitions and lateral hiring expenses and that its long-term prospects look robust considering orders for automotive motors has increased. Furthermore, the company is aggressively automating its production lines, and, as a result, it continues to post strong margin improvement in its core divisions. With its management cognizant of the changes in technology and market environments for smart devices, robots and electric vehicles, Nidec has begun instituting management structures and implementing working practice reforms to garner the best human resources in science and technology. We believe this may well be a catalyst moving forward. At the end of the Reporting Period, we continued to like the company, as it is diversifying into potentially higher growth areas, such as automotive electrification and the “Internet of things.” (“Internet of things” is the inter-networking of physical devices, connected or smart devices, buildings and other items — embedded with electronics, software, sensors, actuators and network connectivity that enable these objects to collect and exchange data.) Meetings with its management have reinforced our view that its evolution away from hard-disk drive technology should enable Nidec to maintain its strong earnings growth profile.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI® Index were information technology, consumer discretionary and health care. Stock selection in all three sectors proved effective during the Reporting Period.

The biggest detractors from the Fund’s results during the Reporting Period were consumer staples, telecommunication services and financials, where weak stock selection in each hurt. Having overweights to consumer staples and telecommunication services, which each underperformed the MSCI® Index during the Reporting Period, and having an underweight to financials, which outperformed the MSCI® Index during the Reporting Period, also detracted.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a

11

PORTFOLIO RESULTS

particular country or region relative to the MSCI® Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI® Index.

That said, effective individual stock selection in the U.K. and Switzerland and having an overweight to Italy, which outperformed the MSCI® Index during the Reporting Period, contributed most positively to the Fund’s results relative to the MSCI® Index. Conversely, the countries that detracted most from the Fund’s relative performance were Spain, Sweden and Belgium, where both stock selection and allocation positioning overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased a Fund position in Reckitt Benckiser, a U.K.-headquartered global leader in household and personal care products, with leading brands across fabric care, surface care, dishwashing, home care, and health and personal care. We initiated the position given what we view as strong business fundamentals, and we believe the company’s recent acquisition of Mead Johnson, an infant/baby food maker, may well deliver significant synergies that could allow the company to grow its earnings during the next several years. Moreover, we expect growth driven by Reckitt Benckiser’s innovation and market execution, which could result in category growth margin expansion and market share gains.

We initiated a Fund position in Nokia, a network infrastructure and technology company. We believe Nokia is well positioned to benefit from tailwinds of increasing wireless use and telecommunications equipment spending, particularly in the U.S. and Europe. In early 2017, the company reported strong results for the fourth quarter of 2016, driven by cost cutting and an improving product mix. We are additionally positive on potential synergies for Nokia through its integration of Alcatel-Lucent, which it acquired last year.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in Banco Popular Espanol. Its stock’s poor performance during the Reporting Period can be partly attributed to increased regulatory pressures, which is creating a challenging environment for European banks. Moreover, in our view, the bank has developed a poor balance sheet given its inability to deal with existing non-performing loans and its weak capital position. Following its Chief Executive Officer’s resignation at the beginning of April 2017, we became less confident about the strategy of the company moving forward and thus opted to exit the position.

We sold the Fund’s position in Commerzbank, a global banking and financial services company in Germany. Commerzbank was among the top contributors to the Fund’s relative results during the Reporting Period. It reported fourth quarter 2016 results that showed earnings ahead of market estimates on the back of higher than expected revenues. A key highlight of its results was a better Core Tier 1 capital ratio, which should add buffer as the bank undergoes its restructuring through cost cutting programs. (The tier 1 capital ratio is the comparison between a banking firm’s core equity capital and its total risk-weighted assets. A firm’s core equity capital is known as its tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk.) Commerzbank additionally benefited from advising on the acquisition of Concardis by Bain Capital and Advent International, which was cleared by the European Union. While we remain positive on the bank’s investments in technology, cost cutting and efforts to increase revenue, we took the opportunity of its share price rise to exit the position for higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and materials increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to financials decreased. From a country perspective, the Fund’s exposure to the U.K. and Italy

12

PORTFOLIO RESULTS

increased relative to the MSCI® Index, while its relative exposure to Japan decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Italy, Ireland, Denmark and Belgium relative to the MSCI® Index and less exposure to Japan, Germany, Australia, the Netherlands and Hong Kong relative to the MSCI® Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI® Index in several countries, most notably France, Switzerland, Singapore and China.

From a sector allocation perspective, the Fund had an overweight position relative to the MSCI® Index in consumer staples at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in financials, consumer discretionary and information technology and rather neutral positions relative to the MSCI® Index in health care, materials, telecommunication services, energy, utilities, industrials and real estate.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

13

FUND BASICS

Strategic International Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	11.38%	11.47%
Class C	10.94	11.47
Institutional	11.58	11.47
Class IR	11.55	11.47
Class R	11.19	11.47
Class R6	11.60	11.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the MSCI® Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	FIve Years	Since Inception	Inception Date
Class A	0.75%	3.63%	-1.01%	6/25/07
Class C	4.76	4.04	-1.18	6/25/07
Institutional	6.98	5.23	-0.05	6/25/07
Class IR	6.91	5.09	-0.94	11/30/07
Class R	6.34	4.56	-1.49	11/30/07
Class R6	7.08	N/A	12.98	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.76%
Class C	2.05	2.51
Institutional	0.90	1.36
Class IR	1.05	1.51
Class R	1.55	2.01
Class R6	0.88	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	4.9%	Energy	Netherlands
Novartis AG (Registered)	2.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Bayer AG (Registered)	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Anheuser-Busch InBev SA/NV	2.6	Food, Beverage & Tobacco	Belgium
Beiersdorf AG	2.5	Household & Personal Products	Germany
UBS Group AG (Registered)	2.5	Diversified Financials	Switzerland
Japan Tobacco, Inc.	2.2	Food, Beverage & Tobacco	Japan
Kerry Group plc Class A	2.1	Food, Beverage & Tobacco	Ireland
Hoya Corp.	2.0	Health Care Equipment & Services	Japan
Kao Corp.	2.0	Household & Personal Products	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%
Australia – 2.1%
300,230	Computershare Ltd. (Software & Services)	$3,309,752

Denmark – 5.4%
126,293	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,917,452
83,737	Novozymes A/S Class B (Materials)	3,615,190

		8,532,642

France – 13.8%
160,148	Klepierre (REIT)	6,285,796
70,193	Publicis Groupe SA (Media)	5,067,659
178,628	Rexel SA (Capital Goods)	3,190,001
41,227	Safran SA (Capital Goods)	3,413,385
43,885	Vinci SA (Capital Goods)	3,740,695

		21,697,536

Germany – 13.1%
61,554	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,616,270
55,021	Beiersdorf AG (Household & Personal Products)	5,471,911
75,049	GEA Group AG (Capital Goods)	3,190,514
46,069	HeidelbergCement AG (Materials)	4,264,950

		20,543,645

Ireland – 1.8%
11,393,964	Bank of Ireland (Banks)*	2,884,817

Italy – 4.9%
270,336	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	3,196,583
272,967	UniCredit SpA (Banks)*	4,444,583

		7,641,166

Japan – 23.8%
92,600	Dentsu, Inc. (Media)	5,227,006
108,600	Hoya Corp. (Health Care Equipment & Services)	5,190,297
270,200	Isuzu Motors Ltd. (Automobiles & Components)	3,672,582
138,400	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	4,605,367
234,800	Mitsubishi Estate Co. Ltd. (Real Estate)	4,495,904
34,300	Nidec Corp. (Capital Goods)	3,147,158
199,100	ORIX Corp. (Diversified Financials)	3,042,793
145,500	Pola Orbis Holdings, Inc. (Household & Personal Products)	3,360,007
127,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,719,304

		37,460,418

Shares	Description	Value
Common Stocks – (continued)
Netherlands – 6.6%
80,849	Aalberts Industries NV (Capital Goods)	$3,205,788
277,117	Royal Dutch Shell plc Class A (Energy)	7,196,300

		10,402,088

Singapore – 3.2%
365,700	DBS Group Holdings Ltd. (Banks)	5,050,463

Spain – 2.3%
202,803	Cellnex Telecom SA (Telecommunication Services)(a)	3,579,607

Switzerland – 5.0%
213,278	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,252,695
71,820	Wolseley plc (Capital Goods)	4,564,674

		7,817,369

United Kingdom – 11.6%
380,948	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	3,355,743
551,022	Melrose Industries plc (Capital Goods)	1,687,862
70,575	Reckitt Benckiser Group plc (Household & Personal Products)	6,502,607
1,098,954	Rentokil Initial plc (Commercial & Professional Services)	3,543,123
1,209,248	Vodafone Group plc (Telecommunication Services)	3,114,591

		18,203,926

United States – 3.1%
81,733	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	4,818,878

TOTAL COMMON STOCKS
(Cost $158,649,761)		$151,942,307

Shares	Distribution Rate	Value
Investment Company(b)(c) – 2.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,226,276	0.656%	$3,226,276
(Cost $3,226,276)

TOTAL INVESTMENTS – 98.8%
(Cost $161,876,037)		$155,168,583

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		1,918,433

NET ASSETS – 100.0%		$157,087,016

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,579,607, which represents approximately 2.3% of net assets as of April 30, 2017.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviation:
REIT—	Real Estate Investment Trust

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.8%
Australia – 3.2%
45,035	Australia & New Zealand Banking Group Ltd. (Banks)	$1,102,412
25,425	BHP Billiton plc (Materials)	387,609
45,775	Computershare Ltd. (Software & Services)	504,626

		1,994,647

Belgium – 2.6%
14,444	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	1,628,855

China – 0.6%
188,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	363,207

Denmark – 2.9%
26,893	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,047,129
17,050	Novozymes A/S Class B (Materials)	736,102

		1,783,231

Finland – 1.3%
142,720	Nokia OYJ (Technology Hardware & Equipment)	815,909

France – 10.0%
8,097	Air Liquide SA (Materials)	975,577
2,963	Iliad SA (Telecommunication Services)	719,191
29,317	Klepierre (REIT)	1,150,690
15,389	Publicis Groupe SA (Media)	1,111,025
21,167	Rexel SA (Capital Goods)	378,008
10,475	Safran SA (Capital Goods)	867,276
11,931	Vinci SA (Capital Goods)	1,016,982

		6,218,749

Germany – 8.3%
13,261	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,640,826
15,358	Beiersdorf AG (Household & Personal Products)	1,527,373
17,826	GEA Group AG (Capital Goods)	757,826
4,707	HeidelbergCement AG (Materials)	435,762
7,675	SAP SE (Software & Services)	768,774

		5,130,561

Hong Kong – 0.9%
511,000	HKBN Ltd. (Telecommunication Services)	552,191

Ireland – 3.4%
3,020,343	Bank of Ireland (Banks)*	764,715
15,993	Kerry Group plc Class A (Food, Beverage & Tobacco)	1,307,128

		2,071,843

Italy – 8.2%
64,365	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	$761,083
146,247	Enav SpA (Transportation)*(a)	598,632
233,525	Enel SpA (Utilities)	1,110,222
27,990	Moncler SpA (Consumer Durables & Apparel)	690,374
893,700	Telecom Italia SpA (Telecommunication Services)*	793,242
69,270	UniCredit SpA (Banks)*	1,127,888

		5,081,441

Japan – 18.6%
5,800	Dentsu, Inc. (Media)	327,393
6,600	East Japan Railway Co. (Transportation)	592,302
8,000	Hoshizaki Corp. (Capital Goods)	667,462
25,900	Hoya Corp. (Health Care Equipment & Services)	1,237,833
40,300	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,341,013
22,300	Kao Corp. (Household & Personal Products)	1,230,596
24,500	KDDI Corp. (Telecommunication Services)	649,595
51,000	Mitsubishi Estate Co. Ltd. (Real Estate)	976,538
9,500	Nidec Corp. (Capital Goods)	871,662
2,600	Nintendo Co. Ltd. (Software & Services)	657,971
49,600	ORIX Corp. (Diversified Financials)	758,024
36,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	840,579
24,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	913,414
11,200	Suzuki Motor Corp. (Automobiles & Components)	468,193

		11,532,575

Netherlands – 6.9%
15,992	Aalberts Industries NV (Capital Goods)	634,108
37,928	ING Groep NV (Banks)	618,209
116,360	Royal Dutch Shell plc Class A (Energy)	3,021,689

		4,274,006

Singapore – 2.0%
88,593	DBS Group Holdings Ltd. (Banks)	1,223,505

Spain – 1.1%
91,341	EDP Renovaveis SA (Utilities)	696,076

Switzerland – 10.2%
62,291	Credit Suisse Group AG (Registered) (Diversified Financials)*	949,998
22,391	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,723,773
2,400	Syngenta AG (Registered) (Materials)*	1,115,361
89,351	UBS Group AG (Registered) (Diversified Financials)	1,525,297
15,349	Wolseley plc (Capital Goods)	975,538

		6,289,967

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – 15.0%
106,879	Aviva plc (Insurance)	$726,822
51,293	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	451,836
49,448	Compass Group plc (Consumer Services)	998,395
22,097	InterContinental Hotels Group plc (Consumer Services)	1,171,188
167,023	Melrose Industries plc (Capital Goods)	511,616
151,481	Merlin Entertainments plc (Consumer Services)(a)	991,488
67,059	Pennon Group plc (Utilities)	743,961
10,688	Reckitt Benckiser Group plc (Household & Personal Products)	984,766
184,189	Rentokil Initial plc (Commercial & Professional Services)	593,842
13,511	Rio Tinto plc (Materials)	533,012
93,738	UBM plc (Media)	862,144
103,914	Virgin Money Holdings UK plc (Banks)	427,052
117,034	Vodafone Group plc (Telecommunication Services)	301,438

		9,297,560

United States – 1.6%
16,466	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	970,815

TOTAL COMMON STOCKS
(Cost $59,340,334)		$59,925,138

Exchange Traded Fund – 1.0%
United States – 1.0%
11,682	iShares MSCI Japan Fund	$605,829
(Cost $598,725)

TOTAL INVESTMENTS – 97.8%
(Cost $59,939,059)		$60,530,967

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		1,376,105

NET ASSETS – 100.0%		$61,907,072

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,590,120, which represents approximately 2.6% of net assets as of April 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Focused International Equity Fund	Strategic International Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $158,649,761 and $59,939,059)	$151,942,307	$60,530,967
Investments in affiliated issuers, at value (cost $3,226,276 and $0)	3,226,276	—
Cash	72,480,448	482,773
Foreign currencies, at value (cost $12,365,864 and $54,597)	12,362,894	54,258
Receivables:
Investments sold	133,261,302	1,194,892
Dividends	1,194,043	244,502
Foreign tax reclaims	698,092	274,930
Fund shares sold	151,850	3,024
Securities lending income	32,026	3,335
Reimbursement from investment adviser	29,725	30,150
Other assets	70,906	268
Total assets	375,449,869	62,819,099

Liabilities:
Payables:
Fund shares redeemed	114,209,071	8,367
Investments purchased	103,878,681	828,761
Management fees	184,822	41,885
Distribution and Service fees and Transfer Agency fees	36,246	11,303
Accrued expenses	54,033	21,711
Total liabilities	218,362,853	912,027

Net Assets:
Paid-in capital	297,122,248	91,960,026
Undistributed net investment income	972,577	129,267
Accumulated net realized loss	(134,249,054)	(30,764,208)
Net unrealized gain (loss)	(6,758,755)	581,987
NET ASSETS	$157,087,016	$61,907,072
Net Assets:
Class A	$35,252,382	$17,982,318
Class C	17,486,145	3,751,657
Institutional	102,404,990	39,480,094
Service	8,658	—
Class IR	1,924,037	655,586
Class R	—	25,593
Class R6	10,804	11,824
Total Net Assets	$157,087,016	$61,907,072
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	1,958,445	1,374,248
Class C	1,048,304	319,001
Institutional	5,592,326	2,883,902
Service	463	—
Class IR	105,381	50,128
Class R	—	1,941
Class R6	590	864
Net asset value, offering and redemption price per share:(a)
Class A	$18.00	$13.09
Class C	16.68	11.76
Institutional	18.31	13.69
Service	18.70	—
Class IR	18.26	13.08
Class R	—	13.19
Class R6	18.31	13.68

(a)	Maximum public offering price per share for Class A Shares of the Focused International Equity and Strategic International Equity Funds is $19.05 and $13.85, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

	Focused International Equity Fund	Strategic International Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $303,995 and $71,067)	$2,515,335	$688,127
Securities lending income — affiliated issuer	78,184	9,157
Dividends — affiliated issuers	3,831	162
Total investment income	2,597,350	697,446

Expenses:
Management fees	1,227,073	249,911
Distribution and Service fees(a)	125,554	40,364
Transfer Agency fees(a)	88,813	28,074
Custody, accounting and administrative services	55,891	43,072
Professional fees	49,811	59,703
Registration fees	46,261	46,502
Printing and mailing costs	24,878	18,135
Trustee fees	8,682	8,465
Service share fees — Service Plan	13	—
Service share fees — Shareholder Administration Plan	13	—
Other	6,906	6,871
Total expenses	1,633,895	501,097
Less — expense reductions	(361,998)	(179,041)
Net expenses	1,271,897	322,056
NET INVESTMENT INCOME	1,325,453	375,390

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(311,928)	(1,687,088)
Foreign currency transactions	245,149	6,886
Net change in unrealized gain (loss) on:
Investments	25,830,956	7,639,822
Foreign currency translation	(7,801)	4,676
Net realized and unrealized gain	25,756,376	5,964,296
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,081,829	$6,339,686

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Focused International Equity	$44,340	$81,214	$—	$33,698	$15,431	$38,484	$2	$1,196	$—	$2
Strategic International Equity	22,009	18,297	58	16,727	3,477	7,408	—	438	22	2

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Focused International Equity Fund		Strategic International Equity Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$1,325,453	$6,326,170	$375,390	$1,193,235
Net realized loss	(66,779)	(7,202,382)	(1,680,202)	(554,422)
Net change in unrealized gain (loss)	25,823,155	(16,640,852)	7,644,498	(5,686,930)
Net increase (decrease) in net assets resulting from operations	27,081,829	(17,517,064)	6,339,686	(5,048,117)

Distributions to shareholders:
From net investment income	—	—	—	—
Class A Shares	(1,011,348)	(534,931)	(351,087)	(178,101)
Class C Shares	(357,000)	(98,242)	(50,020)	(5,202)
Institutional Shares	(5,581,602)	(2,308,981)	(850,993)	(638,376)
Service Shares	—	(118)	—	—
Class IR Shares	(23,297)	(16,690)	(10,518)	(4,313)
Class R Shares	—	—	(360)	(22)
Class R6 Shares(a)	(307)	—	(247)	—
Total distributions to shareholders	(6,973,554)	(2,958,962)	(1,263,225)	(826,014)

From share transactions:
Proceeds from sales of shares	39,808,352	139,452,947	6,657,080	28,718,573
Reinvestment of distributions	6,884,889	2,904,017	1,235,952	799,747
Cost of shares redeemed	(165,980,634)	(85,861,540)	(16,038,270)	(32,786,987)
Net increase (decrease) in net assets resulting from share transactions	(119,287,393)	56,495,424	(8,145,238)	(3,268,667)
TOTAL INCREASE (DECREASE)	(99,179,118)	36,019,398	(3,068,777)	(9,142,798)

Net assets:
Beginning of period	256,266,134	220,246,736	64,975,849	74,118,647
End of period	$157,087,016	$256,266,134	$61,907,072	$64,975,849
Undistributed net investment income	$972,577	$6,620,678	$129,267	$1,017,102

(a)	Class R6 Shares commenced operations on February 26, 2016.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$16.61	$0.06		$1.79	$1.85	$(0.46)	$—
2017 - C	15.37	—	(e)	1.66	1.66	(0.35)	—
2017 - Institutional	16.93	0.11		1.81	1.92	(0.54)	—
2017 - Service	16.79	0.04		1.87	1.91	—	—
2017 - IR	16.86	0.14		1.76	1.90	(0.50)	—
2017 - R6	16.93	0.10		1.82	1.92	(0.54)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	17.98	0.48	(f)	(1.65)	(1.17)	(0.20)	—
2016 - C	16.67	0.32	(f)	(1.53)	(1.21)	(0.09)	—
2016 - Institutional	18.34	0.47	(f)	(1.60)	(1.13)	(0.28)	—
2016 - Service	18.05	0.47	(f)	(1.67)	(1.20)	(0.06)	—
2016 - IR	18.25	0.45	(f)	(1.60)	(1.15)	(0.24)	—
2016 - R6 (Commenced February 26, 2016)	15.87	0.21	(f)	0.85	1.06	—	—
2015 - A	18.49	0.21		(0.16)	0.05	(0.56)	—
2015 - C	17.18	0.08		(0.16)	(0.08)	(0.43)	—
2015 - Institutional	18.86	0.29		(0.16)	0.13	(0.65)	—
2015 - Service	18.57	0.14		(0.11)	0.03	(0.55)	—
2015 - IR	18.76	0.26		(0.17)	0.09	(0.60)	—
2014 - A	20.00	0.55	(g)	(1.99)	(1.44)	(0.07)	—
2014 - C	18.65	0.36	(g)	(1.83)	(1.47)	—	—
2014 - Institutional	20.39	0.64	(g)	(2.02)	(1.38)	(0.15)	—
2014 - Service	20.08	0.52	(g)	(1.98)	(1.46)	(0.05)	—
2014 - IR	20.29	0.75	(g)	(2.14)	(1.39)	(0.14)	—
2013 - A	15.58	0.15		4.71	4.86	(0.44)	—
2013 - C	14.60	0.02		4.41	4.43	(0.38)	—
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)	—
2013 - Service	15.69	0.14		4.72	4.86	(0.47)	—
2013 - IR	15.87	0.16		4.82	4.98	(0.56)	—
2012 - A	14.74	0.28		0.93	1.21	(0.47)	0.10
2012 - C	13.82	0.16		0.87	1.03	(0.35)	0.10
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)	0.10
2012 - Service	14.85	0.26		0.94	1.20	(0.46)	0.10
2012 - IR	15.06	0.28		0.98	1.26	(0.55)	0.10

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from a corporate action which amounted to $0.28 per share and 1.63% of average net assets.
(g)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(h)	Total returns reflect the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.81%	9.15%	8.57%	8.92%

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$18.00	11.41%	$35,252	1.30	%(d)	1.59	%(d)	0.71	%(d)	83%
16.68	11.02	17,486	2.05	(d)	2.34	(d)	0.03	(d)	83
18.31	11.70	102,405	0.90	(d)	1.20	(d)	1.23	(d)	83
18.70	11.38	9	1.39	(d)	1.65	(d)	0.46	(d)	83
18.26	11.59	1,924	1.05	(d)	1.34	(d)	1.64	(d)	83
18.31	11.66	11	0.90	(d)	1.21	(d)	1.16	(d)	83

16.61	(6.54)	38,152	1.30		1.62		2.86	(f)	78
15.37	(7.27)	15,577	2.05		2.37		2.05	(f)	78
16.93	(6.21)	201,746	0.90		1.21		2.76	(f)	78
16.79	(6.66)	32	1.41		1.72		2.77	(f)	78
16.86	(6.34)	749	1.05		1.36		2.62	(f)	78
16.93	6.68	11	0.89	(d)	1.19	(d)	1.83	(d)(f)	78
17.98	0.34	48,772	1.30		1.64		1.18		105
16.67	(0.42)	18,415	2.05		2.39		0.44		105
18.34	0.74	151,755	0.90		1.24		1.56		105
18.05	0.19	37	1.40		1.73		0.76		105
18.25	0.56	1,268	1.05		1.39		1.38		105
18.49	(7.16)	58,368	1.33		1.63		2.78	(g)	121
17.18	(7.83)	18,247	2.08		2.38		1.97	(g)	121
18.86	(6.79)	170,954	0.93		1.23		3.17	(g)	121
18.57	(7.28)	332	1.43		1.73		2.62	(g)	121
18.76	(6.90)	2,253	1.07		1.38		3.73	(g)	121
20.00	31.94	61,224	1.46		1.69		0.89		189
18.65	30.97	17,910	2.20		2.44		0.15		189
20.39	32.50	112,707	1.06		1.29		1.29		189
20.08	31.86	364	1.56		1.79		0.80		189
20.29	32.36	1,609	1.20		1.44		0.89		189
15.58	9.36 (h)	52,564	1.48		1.72		1.95		144
14.60	8.55 (h)	14,039	2.23		2.47		1.14		144
15.92	9.84 (h)	61,874	1.08		1.31		2.11		144
15.69	9.26 (h)	299	1.58		1.82		1.77		144
15.87	9.61 (h)	30	1.23		1.46		1.87		144

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$11.99	$0.06		$1.28	$1.34	$(0.24)
2017 - C	10.75	0.02		1.14	1.16	(0.15)
2017 - Institutional	12.56	0.09		1.33	1.42	(0.29)
2017 - IR	12.00	0.10		1.25	1.35	(0.27)
2017 - R	12.08	0.06		1.27	1.33	(0.22)
2017 - R6	12.56	0.09		1.32	1.41	(0.29)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	12.95	0.18		(1.04)	(0.86)	(0.10)
2016 - C	11.62	0.08		(0.94)	(0.86)	(0.01)
2016 - Institutional	13.56	0.23		(1.08)	(0.85)	(0.15)
2016 - IR	12.97	0.21		(1.04)	(0.83)	(0.14)
2016 - R	13.00	0.12		(1.01)	(0.89)	(0.03)
2016 - R6 (Commenced February 26, 2016)	11.85	0.20		0.51	0.71	—
2015 - A	13.52	0.15		(0.23)	(0.08)	(0.49)
2015 - C	12.17	0.04		(0.20)	(0.16)	(0.39)
2015 - Institutional	14.13	0.20		(0.23)	(0.03)	(0.54)
2015 - IR	13.55	0.15		(0.20)	(0.05)	(0.53)
2015 - R	13.57	0.11		(0.23)	(0.12)	(0.45)
2014 - A	13.81	0.45	(e)	(0.63)	(0.18)	(0.11)
2014 - C	12.45	0.31	(e)	(0.57)	(0.26)	(0.02)
2014 - Institutional	14.44	0.52	(e)	(0.67)	(0.15)	(0.16)
2014 - IR	13.84	0.40	(e)	(0.56)	(0.16)	(0.13)
2014 - R	13.88	0.41	(e)	(0.63)	(0.22)	(0.09)
2013 - A	11.06	0.14		2.80	2.94	(0.19)
2013 - C	10.01	0.04		2.54	2.58	(0.14)
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)
2013 - IR	11.11	0.18		2.80	2.98	(0.25)
2013 - R	11.14	0.08		2.85	2.93	(0.19)
2012 - A	10.62	0.20		0.61	0.81	(0.37)
2012 - C	9.64	0.10		0.57	0.67	(0.30)
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)
2012 - IR	10.70	0.21		0.63	0.84	(0.43)
2012 - R	10.57	0.16		0.64	0.80	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.09	11.38%	$17,982	1.30	%(d)	1.91	%(d)	1.07	%(d)	29%
11.76	10.94	3,752	2.05	(d)	2.66	(d)	0.31	(d)	29
13.69	11.58	39,480	0.90	(d)	1.51	(d)	1.46	(d)	29
13.08	11.55	656	1.05	(d)	1.66	(d)	1.64	(d)	29
13.19	11.19	26	1.55	(d)	2.16	(d)	0.90	(d)	29
13.68	11.60	12	0.90	(d)	1.51	(d)	1.50	(d)	29

11.99	(6.69)	18,301	1.30		1.76		1.47		68
10.75	(7.37)	3,974	2.05		2.51		0.74		68
12.56	(6.31)	42,191	0.90		1.36		1.84		68
12.00	(6.43)	471	1.05		1.51		1.71		68
12.08	(6.87)	28	1.55		2.01		0.99		68
12.56	5.99	11	0.89	(d)	1.35	(d)	2.33	(d)	68
12.95	(0.57)	23,111	1.30		1.82		1.11		83
11.62	(1.33)	4,841	2.05		2.57		0.35		83
13.56	(0.15)	45,795	0.90		1.42		1.47		83
12.97	(0.32)	355	1.05		1.56		1.17		83
13.00	(0.84)	17	1.55		2.07		0.86		83
13.52	(1.41)	22,384	1.33		1.77		3.21	(e)	89
12.17	(2.10)	4,873	2.08		2.52		2.44	(e)	89
14.13	(1.05)	45,118	0.93		1.37		3.55	(e)	89
13.55	(1.14)	128	1.07		1.52		2.86	(e)	89
13.57	(1.58)	17	1.58		2.02		2.92	(e)	89
13.81	27.11	23,850	1.47		1.87		1.16		102
12.45	26.06	5,700	2.22		2.62		0.37		102
14.44	27.63	41,058	1.07		1.47		1.51		102
13.84	27.37	65	1.22		1.62		1.49		102
13.88	26.72	17	1.72		2.11		0.61		102
11.06	8.17	21,854	1.45		1.95		1.91		119
10.01	7.35	5,147	2.20		2.70		1.01		119
11.58	8.58	23,684	1.05		1.51		1.68		119
11.11	8.42	79	1.20		1.68		2.01		119
11.14	7.87	7	1.70		2.19		1.49		119

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused International Equity	A, C, Institutional, Service, IR and R6	Diversified
Strategic International Equity	A, C, Institutional, IR, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co. )(“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

28

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2017:

FOCUSED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$42,510,881	$—
Australia and Oceania	—	3,309,752	—
Europe	—	101,302,796	—
North America	—	4,818,878	—
Investment Company	3,226,276	—	—
Total	$3,226,276	$151,942,307	$—

30

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$13,671,478	$—
Australia and Oceania	—	1,994,647	—
Europe	—	43,288,198	—
North America	—	970,815	—
Exchange Traded Fund	605,829	—	—
Total	$605,829	$59,925,138	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Focused International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.85%	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 28, 2018, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees.

The Focused International Equity and Strategic International Equity Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAMI has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2017, GSAMI waived $1,506 and $148 of the Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Focused International Equity	$624	$231
Strategic International Equity	556	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Focused International Equity	$185,568	$1,206	$175,224	$361,998
Strategic International Equity	148	267	178,626	179,041

G.  Line of Credit Facility — As of April 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2017:

Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017	Dividend Income
Focused International Equity	$818,819	$66,473,560	$(64,066,103)	$3,226,276	$3,831
Strategic International Equity	1,000,834	4,112,088	(5,112,922)	—	162

As of April 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 13% and 100% of the Service and Class R6 Shares, respectively, of the Focused International Equity Fund and approximately 35% and 100% of the Class R Shares and Class R6 Shares, respectively, of the Strategic International Equity Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Focused International Equity	$190,593,428	$310,921,926
Strategic International Equity	16,739,968	25,087,890

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Focused International Equity and Strategic International Equity Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at

33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

6. SECURITIES LENDING (continued)

the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Focused International Equity and Strategic International Equity Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Focused International Equity and Strategic International Equity Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2017
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Focused International Equity	$11,131	$33,904
Strategic International Equity	1,624	3,257

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2017:

Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017
Focused International Equity	$—	$43,060,587	$(43,060,587)	$—
Strategic International Equity	—	6,422,186	(6,422,186)	—

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31, 2016, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Focused International Equity	Strategic International Equity
Capital loss carryforwards:
Expiring 2017(1)	$(106,107,378)	$(28,233,535)
Expiring 2019(1)	(9,250,431)	—
Perpetual long-term	(17,928,106)	(508,547)
Total capital loss carryforwards	$(133,285,915)	$(28,742,082)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused International Equity	Strategic International Equity
Tax cost	$163,124,476	$60,342,422
Gross unrealized gain	8,481,071	4,472,667
Gross unrealized loss	(16,436,964)	(4,284,122)
Net unrealized security gain (loss)	$(7,955,893)	$188,545

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Focused International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused International Equity Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	67,762	$1,148,722	182,370	$3,077,795
Reinvestment of distributions	60,147	980,995	29,815	520,578
Shares redeemed	(467,060)	(7,857,295)	(627,334)	(10,522,422)
	(339,151)	(5,727,578)	(415,149)	(6,924,049)
Class C Shares
Shares sold	142,779	2,226,408	210,136	3,292,226
Reinvestment of distributions	22,811	345,593	5,841	94,977
Shares redeemed	(130,823)	(2,041,200)	(307,365)	(4,790,267)
	34,767	530,801	(91,388)	(1,403,064)
Institutional Shares
Shares sold	2,014,086	34,801,533	7,607,561	132,493,450
Reinvestment of distributions	334,019	5,534,697	128,053	2,271,654
Shares redeemed	(8,670,545)	(155,439,066)	(4,096,369)	(69,541,789)
	(6,322,440)	(115,102,836)	3,639,245	65,223,315
Service Shares
Shares sold	335	6,000	—	—
Reinvestment of distributions	—	—	7	118
Shares redeemed	(1,761)	(30,135)	(157)	(2,525)
	(1,426)	(24,135)	(150)	(2,407)
Class IR Shares
Shares sold	95,156	1,625,689	34,653	579,476
Reinvestment of distributions	1,410	23,297	943	16,690
Shares redeemed	(35,599)	(611,938)	(60,670)	(1,004,537)
	60,967	1,037,048	(25,074)	(408,371)
Class R6 Shares(a)
Shares sold	—	—	630	10,000
Reinvestment of distributions	19	307	—	—
Shares redeemed	(59)	(1,000)	—	—
	(40)	(693)	630	10,000
NET INCREASE (DECREASE)	(6,567,323)	$(119,287,393)	3,108,114	$56,495,424

(a)	Class R6 Shares commenced operations on February 26, 2016.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Share activity is as follows:

	Strategic International Equity Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	36,621	$442,593	228,778	$2,835,075
Reinvestment of distributions	28,887	338,841	12,966	163,244
Shares redeemed	(217,649)	(2,655,726)	(500,413)	(6,019,661)
	(152,141)	(1,874,292)	(258,669)	(3,021,342)
Class C Shares
Shares sold	10,384	115,120	40,171	441,191
Reinvestment of distributions	4,474	47,288	428	4,859
Shares redeemed	(65,509)	(711,951)	(87,502)	(955,830)
	(50,651)	(549,543)	(46,903)	(509,780)
Institutional Shares
Shares sold	438,210	5,658,910	1,965,192	25,039,463
Reinvestment of distributions	68,416	838,786	47,740	627,309
Shares redeemed	(981,714)	(12,353,791)	(2,031,085)	(25,562,659)
	(475,088)	(5,856,095)	(18,153)	104,113
Class IR Shares
Shares sold	35,124	432,234	31,196	370,236
Reinvestment of distributions	898	10,518	343	4,313
Shares redeemed	(25,168)	(303,806)	(19,674)	(238,876)
	10,854	138,946	11,865	135,673
Class R Shares
Shares sold	672	8,223	1,857	22,608
Reinvestment of distributions	23	272	2	22
Shares redeemed	(1,094)	(12,996)	(790)	(9,961)
	(399)	(4,501)	1,069	12,669
Class R6 Shares(a)
Shares sold	—	—	844	10,000
Reinvestment of distributions	20	247	—	—
	20	247	844	10,000
NET INCREASE (DECREASE)	(667,405)	$(8,145,238)	(309,947)	$(3,268,667)

(a)	Class R6 Shares commenced operations on February 26, 2016.

39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused International Equity Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 11/01/16	Ending Account Value 04/30/17		Expenses Paid for the 6 Months Ended 04/30/17*	Beginning Account Value 11/01/16	Ending Account Value 04/30/17		Expenses Paid for the 6 Months Ended 04/30/17*
Class A
Actual	$1,000	$1,114.10		$6.81	$1,000	$1,113.80		$6.81
Hypothetical 5% return	1,000	1,018.35	+	6.51	1,000	1,018.35	+	6.51
Class C
Actual	1,000	1,110.20		10.73	1,000	1,109.40		10.72
Hypothetical 5% return	1,000	1,014.63	+	10.24	1,000	1,014.63	+	10.24
Institutional
Actual	1,000	1,117.00		4.72	1,000	1,115.80		4.72
Hypothetical 5% return	1,000	1,020.33	+	4.51	1,000	1,020.33	+	4.51
Service
Actual	1,000	1,113.80		7.29	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.90	+	6.95	N/A	N/A		N/A
Class IR
Actual	1,000	1,115.90		5.51	1,000	1,115.50		5.51
Hypothetical 5% return	1,000	1,019.59	+	5.26	1,000	1,019.59	+	5.26
Class R
Actual	N/A	N/A		N/A	1,000	1,111.90		8.12
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.11	+	7.75
Class R6
Actual	1,000	1,116.60		4.72	1,000	1,116.00		4.72
Hypothetical 5% return	1,000	1,020.33	+	4.51	1,000	1,020.33	+	4.51

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Focused International Equity	1.30%	2.05%	0.90%	1.39%	1.05%	N/A	0.90%
Strategic International Equity	1.30	2.05	0.90	N/A	1.05	1.55	0.90

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94502-TMPL-06/2017 EQINTSAR-17/6.9K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Global Managed Beta Fund

Goldman Sachs Global Managed Beta Fund

Portfolio Management Discussion and Performance Summary	1

Schedule of Investments	7

Financial Statements	24

Financial Highlights	27

Notes to Financial Statements	29

Other Information	40

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return, without sales charges, of 11.73%. This return compares to the 12.34% cumulative total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	Investor sentiment was dominated during the Reporting Period by global central bank monetary policy, geopolitical events and uncertainty about the ability of the new U.S. Administration to enact policy.

During the first part of the Reporting Period, investors were focused largely on the November 2016 U.S. presidential election and its unexpected outcome. Markets reacted positively following the results, as the potential of significant infrastructure spending, lower taxes and lighter regulation increased expectations for economic growth and inflation. Reflecting market optimism about a continued upward trend in U.S. economic growth, the CBOE Volatility Index® (“VIX®”) approached its post financial crisis low after the election. U.S. stocks hit record highs, while the yield on the 10-year U.S. Treasury note reached a high for the Reporting Period overall. U.S. banks and small-cap equities were among the chief beneficiaries of the “risk-on” sentiment that emerged following the election. In contrast, emerging markets assets (specifically, equities and currencies) struggled due to concerns about new U.S. policies that could have protectionist implications. With regards to commodities, oil-producing nations agreed to the most comprehensive supply cut in a decade during the Reporting Period. Crude oil prices rose from mid-$40 per barrel to intra-period highs of mid-$50 per barrel. The currencies of oil-exporting countries, as well as energy-related high yield corporate bonds, responded positively to the recovery in crude oil prices, recording significant gains near the end of 2016.

The “risk-on” rally, which continued into the second part of the Reporting Period, was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — all of which reinforced opinions about a more positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (“Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another rate hike in March 2017. As a result, the March rate increase caused minimal market disruption. Fed officials also said that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data. Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concern about its ability to enact legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally underperforming defensive stocks. Yields fell, driving a rally in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe, optimism about the European Central Bank’s (“ECB”) tapering of its asset purchases, as well as positive purchasing managers’ data, was well received by investors, who nevertheless remained cautious given political uncertainties surrounding the presidential election in France.

1

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) While posting robust double-digit absolute gains, the Fund underperformed the Index during the Reporting Period largely because of its strategic allocation to the macro hedging strategy, which detracted as the market started pricing in expectations for a March 2017 Fed rate hike. These losses were offset somewhat by our preference for emerging markets equities over global developed markets equities during the Reporting Period, which contributed positively.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 98.00% of its total net assets invested in equity-related investments, 1.44% in the macro hedging strategy and 0.56% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, we gradually adjusted the Fund’s strategic allocation to align it with our long term view of asset classes. This adjustment increased the Fund’s allocations to U.S. and emerging markets equities and decreased its allocations to non-U.S. developed markets equities and associated currency hedging positions. In addition, we increased the Fund’s allocation to the macro hedging strategy to put it in line with our long-term target, as we believed it could potentially hedge the Fund’s downside risk. We also initiated a steepening position on the U.S. interest rate yield curve, as we sought to mitigate the potential risk to the Fund and the macro hedging strategy of faster than expected Fed interest rate hikes. (In a steepening yield curve, the differential in yields between longer-term and shorter-term maturities widens. Yield curve is a spectrum of maturities.) Additionally, at the beginning of 2017, we increased the Fund’s allocation to our factor-based diversification approach through which we seek to gain exposure to underlying asset classes rather than obtaining such exposure through capitalization-weighted indices. The factor-based diversification approach, which is expected to be a long-term strategic allocation, seeks to capture common sources of active equity returns, including, but not limited to, the Momentum, Valuation, Volatility and Quality factors. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time. The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The factor-based diversification approach is implemented through a separately managed account composed of individual stock positions that we established in January 2017 and to which we continued to add through the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to the Canadian equity market and the U.S. small-cap equity market during the Reporting Period added to the Fund’s performance, as these positions generated returns similar to the asset classes they represented. In addition, the Fund employed interest rate options and currency forwards to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. The Fund’s interest rate options detracted from performance during the Reporting Period. The use of currency forwards had a positive impact on Fund results.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 97.95% of its total net assets invested in equity-related investments, 1.75% in the macro hedging strategy and 0.30% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

2

PORTFOLIO RESULTS

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we were focused on three macro themes. First, we expect a widening economic expansion in 2017, as growth in emerging markets countries improves from previous weakness while growth in the U.S. and Europe continues at a more moderate pace. Second, we believe improvements in economic growth, together with increasing U.S. inflationary pressures, may reduce investor conviction in the secular stagnation thesis, with higher bond yields a likely consequence. (Secular stagnation is a condition of negligible or no economic growth in a market- based economy.) Third, we think investor uncertainty remains elevated because of macro risks. These risks have the potential to cause temporary pullbacks, in our opinion, which could result in range-bound returns across all asset classes and therefore require a dynamic approach to asset allocation.

At the asset class level, we considered equities relatively cheap at the end of the Reporting Period given macro conditions and low bond yields. However, we expect the valuation gap between stocks and bonds, which has already narrowed, to close further as bond yields rise. That said, we believe broadening economic growth and a recovery in corporate earnings should support some upside in equities, and we expect positive but moderate returns over the medium term. At the start of 2017, we thought the market was too dovish in its expectations about Fed interest rate hikes. (Dovish implies lower interest rates; opposite of hawkish.) We also thought longer-term U.S. Treasury yields did not sufficiently reflect investor uncertainty about the Fed’s tolerance for inflation and a possible decrease in the ECB’s bond purchases. Our view was strengthened by the drop in U.S. Treasury yields late in the Reporting Period, which occurred despite strong economic growth and the hawkish drift of the Fed. We consider a rapid rise in yields to be significant risk in the near term, and therefore, we remained more constructive on equities than on bonds at the end of the Reporting Period.

At the regional level, we have a positive outlook on emerging markets equities versus developed markets equities, which was reflected in the Fund’s strategic allocations at the end of the Reporting Period. We believe sufficient progress has been made in recent years on various fronts, including valuations, macro imbalances, the dissipation of growth challenges and the perception by investors of improvements in the emerging markets. We remain concerned about possible downside risks from higher interest rates, but we think any impact is likely to be temporary. Additionally, we believe there is sufficient government policy support to limit potential downside risks from China.

As for the Fund’s macro hedging strategy, we view it as a long term structural allocation and a capital-efficient means of diversifying the Fund’s exposure to global equities. In positioning the Fund in anticipation of Fed interest rate increases, we plan to continue monitoring the potential impact of events related to key political and monetary policy decisions in the near term.

3

FUND BASICS

Index Definitions

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

4

FUND BASICS

Global Managed Beta Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI All Country World Index Investable Market Index[2]
Institutional Shares	11.73%	12.34%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”) captures large, mid and small cap representation across 23 developed markets and 23 emerging markets countries. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Institutional Shares	15.74%	4.95%	4/30/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.30%	0.61%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION[5]

[5]	Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 0.1% and 0% of the Fund’s net assets as of April 30, 2017 and October 31, 2016, respectively. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 12.3%
Aerospace & Defense – 0.2%
151	Airbus SE	$12,215
873	Arconic, Inc.	23,859
1,913	BAE Systems PLC	15,537
8,282	Bombardier, Inc. Class B*	12,802
1,929	CAE, Inc.	29,464
8	Dassault Aviation SA	10,932
87	Elbit Systems Ltd.	10,358
395	General Dynamics Corp.	76,547
383	Huntington Ingalls Industries, Inc.	76,941
587	L3 Technologies, Inc.	100,829
4,567	Leonardo SpA*	71,769
312	Lockheed Martin Corp.	84,068
1,769	Meggitt PLC	10,594
244	Northrop Grumman Corp.	60,014
416	Raytheon Co.	64,567
224	Rockwell Collins, Inc.	23,316
2,578	Rolls-Royce Holdings PLC*	27,099
183,038	Rolls-Royce Holdings PLC Class C	237
177	Safran SA	14,655
5,110	Singapore Technologies Engineering Ltd.	13,862
1,825	Textron, Inc.	85,155
366	Thales SA	38,469
1,016	The Boeing Co.	187,787
74	TransDigm Group, Inc.	18,258
688	United Technologies Corp.	81,865
323	Zodiac SA	7,841

		1,159,040

Air Freight & Logistics – 0.1%
1,344	C.H. Robinson Worldwide, Inc.	97,709
4,713	Deutsche Post AG	169,403
545	Expeditors International of Washington, Inc.	30,569
235	FedEx Corp.	44,579
19,495	Royal Mail PLC	101,658
747	United Parcel Service, Inc. Class B	80,273
817	Yamato Holdings Co. Ltd.	17,655

		541,846

Airlines – 0.1%
3,370	ANA Holdings, Inc.	10,151
19,657	Cathay Pacific Airways Ltd.	28,291
1,497	Delta Air Lines, Inc.	68,024
2,443	Deutsche Lufthansa AG	42,147
4,746	International Consolidated Airlines Group SA	34,394
329	Japan Airlines Co. Ltd.	10,390
9,269	Qantas Airways Ltd.	29,382
1,358	Singapore Airlines Ltd.	9,948
916	Southwest Airlines Co.	51,498
1,080	United Continental Holdings, Inc.*	75,827

		360,052

Auto Components – 0.1%
808	BorgWarner, Inc.	34,162
853	Bridgestone Corp.	35,580

Common Stocks – (continued)
Auto Components – (continued)
287	Cie Generale des Etablissements Michelin	37,540
61	Continental AG	13,664
216	Denso Corp.	9,322
3,992	GKN PLC	18,552
319	Koito Manufacturing Co. Ltd.	16,484
473	Lear Corp.	67,478
782	Linamar Corp.	33,250
196	Magna International, Inc.	8,187
449	Stanley Electric Co. Ltd.	13,148
546	Sumitomo Electric Industries Ltd.	8,917
2,000	Sumitomo Rubber Industries Ltd.	35,997
1,219	The Goodyear Tire & Rubber Co.	44,165
1,643	The Yokohama Rubber Co. Ltd.	32,261
686	Toyoda Gosei Co. Ltd.	18,231
293	Valeo SA	21,084

		448,022

Automobiles – 0.1%
89	Bayerische Motoren Werke AG	8,503
283	Daimler AG	21,087
605	Ferrari NV	45,512
5,610	Fiat Chrysler Automobiles NV*	63,721
8,521	Ford Motor Co.	97,736
170	Harley-Davidson, Inc.	9,658
2,011	Honda Motor Co. Ltd.	58,531
1,215	Isuzu Motors Ltd.	16,514
2,667	Mazda Motor Corp.	39,398
1,754	Nissan Motor Co. Ltd.	16,708
3,283	Peugeot SA*	68,830
469	Subaru Corp.	17,781
493	Suzuki Motor Corp.	20,609
138	Tesla, Inc.*(a)	43,342
1,835	Toyota Motor Corp.	99,312
1,672	Yamaha Motor Co. Ltd.	39,707

		666,949

Banks – 0.9%
607	ABN AMRO Group NV(b)	15,936
2,841	Aozora Bank Ltd.	10,352
3,908	Australia & New Zealand Banking Group Ltd.	95,664
6,824	Banco Bilbao Vizcaya Argentaria SA	54,671
22,155	Banco de Sabadell SA	42,613
17,772	Banco Santander SA	115,819
6,651	Bank Hapoalim BM	41,478
8,744	Bank Leumi Le-Israel BM*	40,893
12,383	Bank of America Corp.	289,019
97,333	Bank of Ireland*	24,502
1,091	Bank of Montreal	77,254
2,440	Bank of Queensland Ltd.	21,831
13,912	Bankia SA	16,891
2,134	Bankinter SA	18,786
10,677	Barclays PLC	29,238
1,338	BB&T Corp.	57,775
5,582	Bendigo & Adelaide Bank Ltd.	51,369
2,026	BNP Paribas SA	142,989

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
30,147	BOC Hong Kong Holdings Ltd.	$123,890
3,942	CaixaBank SA	17,898
840	Canadian Imperial Bank of Commerce	67,844
1,367	CIT Group, Inc.	63,306
4,540	Citigroup, Inc.	268,405
1,037	Citizens Financial Group, Inc.	38,068
1,689	Commonwealth Bank of Australia	110,315
1,296	Concordia Financial Group Ltd.	5,961
4,108	Credit Agricole SA	61,102
942	Danske Bank A/S	34,250
6,479	DBS Group Holdings Ltd.	89,478
1,536	DNB ASA	23,971
912	Erste Groupe Bank AG	32,653
2,314	Fifth Third Bancorp	56,531
404	First Republic Bank	37,354
2,022	Hang Seng Bank Ltd.	40,957
19,455	HSBC Holdings PLC	160,432
2,053	Huntington Bancshares, Inc.	26,402
6,376	ING Groep NV	103,926
7,422	Intesa Sanpaolo SpA	21,666
4,193	Intesa Sanpaolo SpA RSP	11,481
4,893	JPMorgan Chase & Co.	425,691
456	KBC Group NV	32,954
2,258	KeyCorp	41,186
12,711	Lloyds Banking Group PLC	11,421
233	M&T Bank Corp.	36,211
3,275	Mebuki Financial Group, Inc.	12,851
1,077	Mediobanca SpA	10,357
14,739	Mitsubishi UFJ Financial Group, Inc.	93,395
1,771	Mizrahi Tefahot Bank Ltd.	28,569
38,629	Mizuho Financial Group, Inc.	70,611
2,204	National Australia Bank Ltd.	55,942
905	National Bank of Canada	35,171
2,715	Nordea Bank AB	33,391
9,699	Oversea-Chinese Banking Corp. Ltd.	67,929
1,926	People’s United Financial, Inc.	33,647
1,012	Raiffeisen Bank International AG*	23,070
3,128	Regions Financial Corp.	43,010
5,755	Resona Holdings, Inc.	31,993
1,942	Royal Bank of Canada	132,976
9,145	Shinsei Bank Ltd.	17,074
59	Signature Bank*	8,169
838	Skandinaviska Enskilda Banken AB	9,650
1,853	Societe Generale SA	101,605
2,445	Standard Chartered PLC*	22,849
1,297	Sumitomo Mitsui Financial Group, Inc.	48,158
481	Sumitomo Mitsui Trust Holdings, Inc.	16,477
1,033	SunTrust Banks, Inc.	58,685
418	Suruga Bank Ltd.	8,739
693	Svenska Handelsbanken AB Class A	9,832
1,053	Swedbank AB Class A	24,956
1,654	The Bank of East Asia Ltd.	6,840
1,438	The Bank of Nova Scotia	79,935
1,018	The Chiba Bank Ltd.	6,820
441	The Chugoku Bank Ltd.	6,551
1,108	The Hachijuni Bank Ltd.	6,543

Common Stocks – (continued)
Banks – (continued)
659	The PNC Financial Services Group, Inc.	78,915
2,429	The Toronto-Dominion Bank	114,292
1,867	U.S. Bancorp	95,740
5,510	United Overseas Bank Ltd.	85,789
6,486	Wells Fargo & Co.	349,206
3,289	Westpac Banking Corp.	86,220

		5,006,390

Beverages – 0.2%
247	Anheuser-Busch InBev SA	27,854
817	Asahi Group Holdings Ltd.	30,869
1,201	Brown-Forman Corp. Class B	56,831
877	Carlsberg A/S Class B	87,509
3,179	Coca-Cola Amatil Ltd.	22,280
583	Coca-Cola HBC AG*	16,174
110	Constellation Brands, Inc. Class A	18,979
2,837	Diageo PLC	82,577
498	Dr. Pepper Snapple Group, Inc.	45,642
882	Heineken Holding NV	73,915
195	Heineken NV	17,393
2,992	Kirin Holdings Co. Ltd.	58,248
176	Molson Coors Brewing Co. Class B	16,877
1,041	Monster Beverage Corp.*	47,241
2,156	PepsiCo, Inc.	244,232
151	Pernod Ricard SA	18,898
192	Remy Cointreau SA	19,368
1,323	Suntory Beverage & Food Ltd.	59,607
2,921	The Coca-Cola Co.	126,041
1,372	Treasury Wine Estates Ltd.	12,318

		1,082,853

Biotechnology – 0.2%
1,117	AbbVie, Inc.	73,655
140	Alkermes PLC*	8,155
536	Amgen, Inc.	87,539
417	Biogen, Inc.*	113,095
540	Celgene Corp.*	66,987
613	CSL Ltd.	60,785
101	Genmab A/S*	20,096
3,403	Gilead Sciences, Inc.	233,276
409	Grifols SA	10,978
63	Incyte Corp.*	7,830
854	Seattle Genetics, Inc.*	58,328
1,112	Shire PLC	65,562
487	United Therapeutics Corp.*	61,216
740	Vertex Pharmaceuticals, Inc.*	87,542

		955,044

Building Products – 0.1%
678	A.O. Smith Corp.	36,531
3,481	Asahi Glass Co. Ltd.	30,161
517	Assa Abloy AB Class B	11,190
753	Cie de Saint-Gobain	40,630
472	Daikin Industries Ltd.	45,890
879	Fortune Brands Home & Security, Inc.	56,027
32	Geberit AG	14,576

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Building Products – (continued)
1,125	Johnson Controls International PLC	$46,766
636	LIXIL Group Corp.	15,895
1,327	Masco Corp.	49,126
671	TOTO Ltd.	25,600

		372,392

Capital Markets – 0.3%
12,653	3i Group PLC	130,035
138	Ameriprise Financial, Inc.	17,643
705	ASX Ltd.	26,726
64	BlackRock, Inc.	24,613
697	Brookfield Asset Management, Inc. Class A	25,765
2,483	CI Financial Corp.	48,567
511	CME Group, Inc.	59,373
554	Deutsche Boerse AG	54,225
589	E*TRADE Financial Corp.*	20,350
2,113	Eaton Vance Corp.	90,711
245	Franklin Resources, Inc.	10,562
6,534	Hargreaves Lansdown PLC	116,651
1,716	Hong Kong Exchanges & Clearing Ltd.	42,203
306	IGM Financial, Inc.	9,193
393	Intercontinental Exchange, Inc.	23,659
510	Invesco Ltd.	16,799
2,315	Investec PLC	17,151
382	Macquarie Group Ltd.	26,536
128	Moody’s Corp.	15,145
2,563	Morgan Stanley	111,157
1,095	MSCI, Inc.	109,850
238	NASDAQ, Inc.	16,391
2,126	Nomura Holdings, Inc.	12,776
397	Northern Trust Corp.	35,730
136	Partners Group Holding AG	82,213
374	Raymond James Financial, Inc.	27,871
1,275	S&P Global, Inc.	171,092
2,333	SBI Holdings, Inc.	32,364
255	Schroders PLC	10,530
1,047	SEI Investments Co.	53,093
9,386	Singapore Exchange Ltd.	49,736
660	State Street Corp.	55,374
548	T. Rowe Price Group, Inc.	38,848
733	TD Ameritrade Holding Corp.	28,052
1,708	The Bank of New York Mellon Corp.	80,379
1,176	The Charles Schwab Corp.	45,688
871	Thomson Reuters Corp.	39,580
1,666	UBS Group AG	28,440

		1,805,071

Chemicals – 0.3%
159	Agrium, Inc.	14,923
235	Air Liquide SA	28,314
264	Air Products & Chemicals, Inc.	37,092
504	Air Water, Inc.	9,708
553	Akzo Nobel NV	48,367
240	Albemarle Corp.	26,138
645	Arkema SA	68,295

Common Stocks – (continued)
Chemicals – (continued)
3,572	Asahi Kasei Corp.	34,061
341	Ashland Global Holdings, Inc.	42,114
836	Axalta Coating Systems Ltd.*	26,225
960	BASF SE	93,522
106	Celanese Corp. Series A	9,226
136	Chr Hansen Holding A/S	9,163
730	Covestro AG(b)	56,890
389	Croda International PLC	18,961
864	E.I. du Pont de Nemours & Co.	68,904
622	Eastman Chemical Co.	49,605
255	Ecolab, Inc.	32,918
202	EMS-Chemie Holding AG	126,576
277	FMC Corp.	20,285
8	Givaudan SA	15,414
796	Hitachi Chemical Co. Ltd.	22,797
3,334	Incitec Pivot Ltd.	9,446
97	International Flavors & Fragrances, Inc.	13,443
590	Johnson Matthey PLC	22,758
763	JSR Corp.	13,944
379	K+S AG	9,042
722	Kansai Paint Co. Ltd.	15,982
585	Koninklijke DSM NV	41,862
2,094	Kuraray Co. Ltd.	33,795
763	LANXESS AG	55,094
157	Linde AG	28,211
773	LyondellBasell Industries NV Class A	65,519
2,992	Mitsubishi Chemical Holdings Corp.	23,419
1,891	Mitsubishi Gas Chemical Co., Inc.	40,436
3,375	Mitsui Chemicals, Inc.	17,269
658	Monsanto Co.	76,729
286	Nippon Paint Holdings Co. Ltd.	10,970
740	Nissan Chemical Industries Ltd.	22,951
248	Nitto Denko Corp.	18,675
2,526	Orica Ltd.	34,997
357	PPG Industries, Inc.	39,213
207	Praxair, Inc.	25,871
338	Shin-Etsu Chemical Co. Ltd.	29,378
6	Sika AG	38,294
184	Solvay SA	23,403
161	Symrise AG	11,271
749	Teijin Ltd.	14,512
1,237	The Dow Chemical Co.	77,684
504	The Sherwin-Williams Co.	168,679
994	Toray Industries, Inc.	8,797
547	Umicore SA	32,047
120	W.R. Grace & Co.	8,366

		1,891,555

Commercial Services & Supplies – 0.1%
708	Babcock International Group PLC	8,247
886	Cintas Corp.	108,508
699	Dai Nippon Printing Co. Ltd.	7,782
602	ISS A/S	24,971
618	Park24 Co. Ltd.	15,946
816	Republic Services, Inc.	51,400
180	Secom Co. Ltd.	13,072
2,275	Securitas AB Class B	37,602

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
256	Societe BIC SA	$28,769
237	Stericycle, Inc.*	20,226
3,263	Toppan Printing Co. Ltd.	32,848
542	Waste Connections, Inc.	49,875
831	Waste Management, Inc.	60,480

		459,726

Communications Equipment – 0.1%
5,205	Cisco Systems, Inc.	177,334
864	F5 Networks, Inc.*	111,568
338	Harris Corp.	37,819
825	Juniper Networks, Inc.	24,808
493	Motorola Solutions, Inc.	42,383

		393,912

Construction & Engineering – 0.1%
3,857	ACS Actividades de Construccion y Servicios SA	142,904
865	Boskalis Westminster	31,817
1,380	CIMIC Group Ltd.	38,244
740	Eiffage SA	62,681
404	Ferrovial SA	8,594
1,241	Fluor Corp.	63,688
267	HOCHTIEF AG	48,085
2,254	Jacobs Engineering Group, Inc.	123,790
3,832	Kajima Corp.	26,020
2,126	Obayashi Corp.	20,641
2,345	Shimizu Corp.	22,488
858	Skanska AB Class B	20,508
603	SNC-Lavalin Group, Inc.	24,252
2,915	Taisei Corp.	22,228
519	Vinci SA	44,239

		700,179

Construction Materials – 0.1%
2,674	Boral Ltd.	12,326
1,961	CRH PLC	71,428
4,023	Fletcher Building Ltd.	23,608
477	HeidelbergCement AG	44,159
475	Imerys SA	40,865
3,080	James Hardie Industries PLC	52,115
140	Martin Marietta Materials, Inc.	30,826
5,781	Taiheiyo Cement Corp.	19,211
194	Vulcan Materials Co.	23,451

		317,989

Consumer Finance – 0.1%
3,227	Ally Financial, Inc.	63,895
1,860	American Express Co.	147,405
1,073	Capital One Financial Corp.	86,248
762	Credit Saison Co. Ltd.	13,885
1,145	Discover Financial Services	71,665
4,122	Navient Corp.	62,654
2,187	Provident Financial PLC	90,776
1,351	Synchrony Financial	37,558

		574,086

Common Stocks – (continued)
Containers & Packaging – 0.1%
1,256	Amcor Ltd.	14,769
172	Avery Dennison Corp.	14,312
130	Ball Corp.	9,996
888	Crown Holdings, Inc.*	49,808
788	International Paper Co.	42,528
373	Packaging Corp. of America	36,845
363	Sealed Air Corp.	15,979
960	Toyo Seikan Group Holdings Ltd.	16,100
1,868	WestRock Co.	100,050

		300,387

Distributors – 0.0%
826	Genuine Parts Co.	76,009
1,485	Jardine Cycle & Carriage Ltd.	50,253
412	LKQ Corp.*	12,871

		139,133

Diversified Consumer Services – 0.0%
311	Benesse Holdings, Inc.	9,385
4,458	H&R Block, Inc.	110,514

		119,899

Diversified Financial Services – 0.1%
2,821	AMP Ltd.	11,303
1,637	Berkshire Hathaway, Inc. Class B*	270,449
2,342	Challenger Ltd.	23,132
143	Eurazeo SA	9,692
1,068	EXOR NV	59,948
120	Groupe Bruxelles Lambert SA	11,510
1,125	Industrivarden AB Class C	26,162
691	Investor AB Class B	31,573
617	L E Lundbergforetagen AB	44,674
967	Leucadia National Corp.	24,552
4,146	Mitsubishi UFJ Lease & Finance Co. Ltd.	21,666
1,600	Onex Corp.	115,442
1,974	ORIX Corp.	30,168
173	Pargesa Holding SA	12,935
231	Voya Financial, Inc.	8,635
143	Wendel SA	20,046

		721,887

Diversified Telecommunication Services – 0.2%
7,912	AT&T, Inc.	313,553
301	BCE, Inc.	13,704
32,566	Bezeq The Israeli Telecommunication Corp. Ltd.	54,715
2,154	BT Group PLC	8,497
2,550	CenturyLink, Inc.(a)	65,458
3,789	Deutsche Telekom AG	66,462
299	Elisa Oyj	10,168
5,295	HKT Trust and HKT Ltd.	6,773
2,865	Koninklijke KPN NV	8,283
682	Level 3 Communications, Inc.*	41,438
1,019	Nippon Telegraph & Telephone Corp.	43,670
802	Orange SA	12,413
69,739	PCCW Ltd.	39,373

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
283	Proximus SADP	$8,655
3,570	Singapore Telecommunications Ltd.	9,527
6,705	Spark New Zealand Ltd.	16,992
31	Swisscom AG	13,519
3,534	TDC A/S	18,958
46,173	Telecom Italia SpA*	40,983
52,947	Telecom Italia SpA RSP	37,786
4,219	Telefonica SA	46,662
596	Telenor ASA	9,628
2,026	Telia Co. AB	8,249
6,753	Telstra Corp. Ltd.	21,337
580	TELUS Corp.	19,299
4,108	Verizon Communications, Inc.	188,598
1,420	Zayo Group Holdings, Inc.*	49,799

		1,174,499

Electric Utilities – 0.2%
746	Alliant Energy Corp.	29,333
468	American Electric Power Co., Inc.	31,744
19,007	AusNet Services	24,893
859	Cheung Kong Infrastructure Holdings Ltd.	7,520
2,528	Chubu Electric Power Co., Inc.	33,943
3,125	CLP Holdings Ltd.	32,957
7,473	Contact Energy Ltd.	26,732
192	DONG Energy A/S(b)	7,560
595	Duke Energy Corp.	49,088
509	Edison International	40,705
15,398	EDP – Energias de Portugal SA	50,817
208	Emera, Inc.	7,200
2,347	Endesa SA	55,279
8,013	Enel SpA	38,095
273	Entergy Corp.	20,819
386	Eversource Energy	22,928
1,364	Exelon Corp.	47,235
1,142	FirstEnergy Corp.	34,192
498	Fortis, Inc.	16,205
1,072	Fortum Oyj	15,587
32,782	HK Electric Investments & HK Electric Investments Ltd.(b)	28,985
829	Hokuriku Electric Power Co.	7,662
1,483	Hydro One Ltd.(b)	26,117
10,285	Iberdrola SA	73,937
857	Kyushu Electric Power Co., Inc.	9,244
6,793	Mercury NZ Ltd.	14,995
676	NextEra Energy, Inc.	90,287
795	OGE Energy Corp.	27,650
660	PG&E Corp.	44,253
387	Pinnacle West Capital Corp.	32,930
784	Power Assets Holdings Ltd.	7,051
460	PPL Corp.	17,531
914	SSE PLC	16,465
3,154	Terna Rete Elettrica Nazionale SpA	15,902
747	The Chugoku Electric Power Co., Inc.	8,143
2,674	The Kansai Electric Power Co., Inc.	36,137
809	The Southern Co.	40,288

Common Stocks – (continued)
Electric Utilities – (continued)
769	Tohoku Electric Power Co., Inc.	10,252
753	Westar Energy, Inc.	39,179
756	Xcel Energy, Inc.	34,058

		1,173,898

Electrical Equipment – 0.1%
3,941	ABB Ltd.	96,571
272	Acuity Brands, Inc.	47,899
243	AMETEK, Inc.	13,900
1,548	Eaton Corp. PLC	117,091
757	Emerson Electric Co.	45,632
3,499	Fuji Electric Co. Ltd.	19,179
324	Legrand SA	20,973
2,068	Mitsubishi Electric Corp.	28,862
403	Nidec Corp.	36,977
2,580	Prysmian SpA	74,455
226	Rockwell Automation, Inc.	35,561
523	Schneider Electric SE	41,425
1,025	Sensata Technologies Holding NV*	42,209
191	Vestas Wind Systems A/S	16,435

		637,169

Electronic Equipment, Instruments & Components – 0.1%
469	Alps Electric Co. Ltd.	13,785
822	Amphenol Corp. Class A	59,439
981	Arrow Electronics, Inc.*	69,161
897	Avnet, Inc.	34,705
531	CDW Corp.	31,377
2,085	Corning, Inc.	60,152
5,067	Flex Ltd.*	78,336
573	FLIR Systems, Inc.	21,046
563	Hamamatsu Photonics KK	16,556
284	Hexagon AB Class B	12,360
126	Hirose Electric Co. Ltd.	16,934
613	Hitachi High-Technologies Corp.	24,470
2,913	Hitachi Ltd.	16,092
159	Ingenico SA	14,397
140	Keyence Corp.	56,282
394	Kyocera Corp.	22,314
2,737	Nippon Electric Glass Co. Ltd.	16,976
896	OMRON Corp.	37,513
133	TDK Corp.	8,240
564	TE Connectivity Ltd.	43,637
821	Trimble, Inc.*	29,088
1,225	Yaskawa Electric Corp.	23,415
2,373	Yokogawa Electric Corp.	36,675

		742,950

Energy Equipment & Services – 0.1%
2,216	Baker Hughes, Inc.	131,564
858	Halliburton Co.	39,365
3,106	National Oilwell Varco, Inc.	108,617
4,827	Petrofac Ltd.	50,872
178,381	Saipem SpA*	76,782
868	Schlumberger Ltd.	63,008
1,579	TechnipFMC PLC*	47,575

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – (continued)
989	Tenaris SA	$15,450

		533,233

Equity Real Estate Investment Trusts (REITs) – 0.3%
328	Alexandria Real Estate Equities, Inc.	36,903
488	American Tower Corp.	61,459
84	AvalonBay Communities, Inc.	15,947
98	Boston Properties, Inc.	12,407
1,106	Camden Property Trust	91,057
9,747	CapitaLand Commercial Trust	11,328
625	Colony NorthStar, Inc. Class A	8,169
188	Crown Castle International Corp.	17,785
10	Daiwa House REIT Investment Corp.	25,282
4,613	Dexus Property Group	35,225
526	Digital Realty Trust, Inc.	60,406
1,172	Duke Realty Corp.	32,499
115	Equinix, Inc.	48,035
216	Equity Residential	13,949
49	Essex Property Trust, Inc.	11,979
93	Extra Space Storage, Inc.	7,024
91	Federal Realty Investment Trust	11,911
121	Fonciere Des Regions	10,799
77	Gecina SA	10,952
401	GGP, Inc.	8,666
3,897	Goodman Group	23,661
1,262	H&R Real Estate Investment Trust	21,412
1,322	Hammerson PLC	10,058
316	HCP, Inc.	9,907
5,640	Host Hotels & Resorts, Inc.	101,238
127	ICADE	9,431
2,130	Intu Properties PLC	7,607
430	Iron Mountain, Inc.	14,947
3	Japan Prime Realty Investment Corp.	11,263
3	Japan Real Estate Investment Corp.	15,798
6	Japan Retail Fund Investment Corp.	11,721
449	Kimco Realty Corp.	9,110
260	Klepierre	10,205
777	Liberty Property Trust	31,523
5,195	Link REIT	37,341
100	Mid-America Apartment Communities, Inc.	9,921
10,430	Mirvac Group	17,715
218	National Retail Properties, Inc.	9,204
3	Nippon Building Fund, Inc.	15,959
6	Nippon Prologis REIT, Inc.	12,679
38	Nomura Real Estate Master Fund, Inc.	54,770
968	Prologis, Inc.	52,669
64	Public Storage	13,400
218	Realty Income Corp.	12,720
158	Regency Centers Corp.	9,982
582	RioCan Real Estate Investment Trust	11,055
159	SBA Communications Corp.*	20,112
4,918	Scentre Group	15,868
1,903	Segro PLC	11,970
120	Simon Property Group, Inc.	19,831
514	SL Green Realty Corp.	53,934

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
384	Smart Real Estate Investment Trust	9,103
5,942	Stockland	21,566
3,043	The GPT Group	11,953
163	The Macerich Co.	10,176
273	UDR, Inc.	10,194
57	Unibail-Rodamco SE	13,996
11	United Urban Investment Corp.	16,627
564	Ventas, Inc.	36,102
7,620	VEREIT, Inc.	63,779
4,521	Vicinity Centres	9,745
240	Vornado Realty Trust	23,098
308	Welltower, Inc.	22,003
1,545	Westfield Corp.	10,507
1,014	Weyerhaeuser Co.	34,344

		1,491,986

Food & Staples Retailing – 0.4%
1,399	AEON Co. Ltd.	20,734
829	Alimentation Couche-Tard, Inc. Class B	38,127
837	Carrefour SA	19,712
190	Colruyt SA	9,763
767	Costco Wholesale Corp.	136,158
2,308	CVS Health Corp.	190,272
5,619	Distribuidora Internacional de Alimentacion SA	33,409
7,818	Empire Co. Ltd.	120,444
350	FamilyMart UNY Holdings Co. Ltd.	19,784
712	George Weston Ltd.	63,942
295	ICA Gruppen AB	10,067
15,398	J Sainsbury PLC	54,901
2,421	Jeronimo Martins SGPS SA	44,428
2,139	Koninklijke Ahold Delhaize NV	44,310
732	Lawson, Inc.	48,568
1,053	Loblaw Cos. Ltd.	59,097
572	Metro AG	18,824
739	Metro, Inc.	25,325
16,219	Rite Aid Corp.*	64,876
265	Seven & I Holdings Co. Ltd.	11,192
1,130	Sundrug Co. Ltd.	39,630
2,595	Sysco Corp.	137,198
30,154	Tesco PLC*	71,562
734	The Jean Coutu Group PJC, Inc. Class A	12,012
3,819	The Kroger Co.	113,233
555	Tsuruha Holdings, Inc.	56,181
4,570	Wal-Mart Stores, Inc.	343,573
2,240	Walgreens Boots Alliance, Inc.	193,850
2,335	Wesfarmers Ltd.	75,163
4,083	Whole Foods Market, Inc.	148,499
30,733	William Morrison Supermarkets PLC	95,469
6,159	Woolworths Ltd.	123,806

		2,444,109

Food Products – 0.4%
474	Ajinomoto Co., Inc.	9,236
3,353	Archer-Daniels-Midland Co.	153,400
3,448	Aryzta AG*	111,942

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Food Products – (continued)
46	Barry Callebaut AG*	$63,174
2,102	Bunge Ltd.	166,121
1,333	Calbee, Inc.	46,604
1,369	Campbell Soup Co.	78,772
2	Chocoladefabriken Lindt & Spruengli AG	11,246
2,155	Conagra Brands, Inc.	83,571
1,218	Danone SA	85,243
629	General Mills, Inc.	36,174
365	Hormel Foods Corp.	12,804
1,015	Ingredion, Inc.	125,677
277	Kellogg Co.	19,667
267	Kerry Group PLC Class A	21,819
431	Kikkoman Corp.	13,264
4,109	Marine Harvest ASA*	68,366
396	McCormick & Co., Inc.	39,560
1,079	Mead Johnson Nutrition Co.	95,729
558	MEIJI Holdings Co. Ltd.	47,433
637	Mondelez International, Inc. Class A	28,684
2,532	Nestle SA	195,016
1,910	NH Foods Ltd.	54,441
1,038	Nisshin Seifun Group, Inc.	15,949
148	Nissin Foods Holdings Co. Ltd.	8,475
1,080	Orkla ASA	9,799
1,729	Saputo, Inc.	56,846
3,502	Tate & Lyle PLC	34,343
868	The Hershey Co.	93,918
759	The J.M. Smucker Co.	96,180
782	The Kraft Heinz Co.	70,685
229	Toyo Suisan Kaisha Ltd.	8,601
2,344	Tyson Foods, Inc. Class A	150,625
90,939	WH Group Ltd.(b)	81,131
7,404	Wilmar International Ltd.	18,807
128	Yakult Honsha Co. Ltd.	7,295
3,614	Yamazaki Baking Co. Ltd.	76,280

		2,296,877

Gas Utilities – 0.0%
1,599	APA Group	10,966
233	Atmos Energy Corp.	18,878
426	Gas Natural SDG SA	9,627
15,884	Hong Kong & China Gas Co. Ltd.	31,734
3,605	Osaka Gas Co. Ltd.	13,494
2,262	Toho Gas Co. Ltd.	16,169
5,267	Tokyo Gas Co. Ltd.	24,454
1,775	UGI Corp.	89,034

		214,356

Health Care Equipment & Supplies – 0.3%
701	Abbott Laboratories	30,592
1,025	Align Technology, Inc.*	137,986
659	Baxter International, Inc.	36,693
291	Becton Dickinson & Co.	54,408
843	Boston Scientific Corp.*	22,238
372	C.R. Bard, Inc.	114,383
1,106	Cochlear Ltd.	115,776
490	Coloplast A/S Class B	41,957
742	Danaher Corp.	61,831

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
287	DENTSPLY SIRONA, Inc.	18,150
1,396	DexCom, Inc.*	108,832
547	Edwards Lifesciences Corp.*	59,989
141	Essilor International SA	18,273
2,645	Getinge AB Class B	51,665
404	Hologic, Inc.*	18,241
1,432	Hoya Corp.	68,439
955	IDEXX Laboratories, Inc.*	160,182
53	Intuitive Surgical, Inc.*	44,301
704	Medtronic PLC	58,495
848	Olympus Corp.	32,697
203	ResMed, Inc.	13,802
5,091	Smith & Nephew PLC	83,641
82	Sonova Holding AG	12,125
547	Stryker Corp.	74,594
576	Sysmex Corp.	35,083
129	Teleflex, Inc.	26,689
584	Terumo Corp.	21,327
161	The Cooper Cos., Inc.	32,253
219	Varian Medical Systems, Inc.*	19,872
396	William Demant Holding A/S*	9,064
334	Zimmer Biomet Holdings, Inc.	39,963

		1,623,541

Health Care Providers & Services – 0.2%
738	Aetna, Inc.	99,682
2,573	Alfresa Holdings Corp.	46,462
415	AmerisourceBergen Corp.	34,051
470	Anthem, Inc.	83,608
682	Cardinal Health, Inc.	49,506
1,043	Centene Corp.*	77,599
372	Cigna Corp.	58,170
645	DaVita, Inc.*	44,511
172	Envision Healthcare Corp.*	9,637
1,283	Express Scripts Holding Co.*	78,699
230	Fresenius Medical Care AG & Co. KGaA	20,417
161	Fresenius SE & Co. KGaA	13,062
445	HCA Holdings, Inc.*	37,473
5,887	Healthscope Ltd.	9,723
472	Henry Schein, Inc.*	82,034
411	Humana, Inc.	91,234
386	Laboratory Corp. of America Holdings*	54,098
358	McKesson Corp.	49,508
4,804	Mediclinic International PLC	51,073
997	Medipal Holdings Corp.	16,518
339	MEDNAX, Inc.*	20,462
453	Miraca Holdings, Inc.	20,886
204	Patterson Cos., Inc.	9,076
494	Quest Diagnostics, Inc.	52,122
262	Ramsay Health Care Ltd.	14,049
688	Sonic Healthcare Ltd.	11,374
868	Suzuken Co. Ltd.	28,723
1,349	UnitedHealth Group, Inc.	235,913
249	Universal Health Services, Inc. Class B	30,069

		1,429,739

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Technology – 0.0%
414	Cerner Corp.*	$26,807
598	M3, Inc.	15,287

		42,094

Hotels, Restaurants & Leisure – 0.3%
1,887	Accor SA	86,046
2,199	Aramark	80,307
4,571	Aristocrat Leisure Ltd.	67,174
1,238	Carnival Corp.	76,471
333	Carnival PLC	20,524
5,126	Compass Group PLC	103,498
659	Darden Restaurants, Inc.	56,140
799	Domino’s Pizza, Inc.	144,931
3,738	Flight Centre Travel Group Ltd.	87,924
1,486	Galaxy Entertainment Group Ltd.	8,255
17,779	Genting Singapore PLC	14,165
1,163	Hilton Worldwide Holdings, Inc.	68,582
742	InterContinental Hotels Group PLC	39,327
513	Las Vegas Sands Corp.	30,262
464	Marriott International, Inc. Class A	43,811
607	McDonald’s Corp.	84,937
1,055	McDonald’s Holdings Co. Japan Ltd.	32,516
1,425	Merlin Entertainments PLC(b)	9,327
7,743	MGM China Holdings Ltd.	17,614
1,229	MGM Resorts International	37,743
225	Oriental Land Co. Ltd.	12,923
496	Restaurant Brands International, Inc.	27,840
1,695	Sands China Ltd.	7,677
5,931	Shangri-La Asia Ltd.	8,488
148,532	SJM Holdings Ltd.	143,993
159	Sodexo SA	20,208
1,267	Starbucks Corp.	76,096
6,265	Tabcorp Holdings Ltd.	22,258
18,345	William Hill PLC	69,701
812	Wyndham Worldwide Corp.	77,392
7,900	Wynn Macau Ltd.*	17,317
699	Yum! Brands, Inc.	45,959

		1,639,406

Household Durables – 0.1%
10,047	Barratt Developments PLC	75,389
516	D.R. Horton, Inc.	16,971
1,338	Electrolux AB Series B	39,708
191	Garmin Ltd.	9,710
1,644	Husqvarna AB Class B	16,343
1,289	Iida Group Holdings Co. Ltd.	20,528
444	Leggett & Platt, Inc.	23,328
559	Lennar Corp. Class A	28,230
48	Mohawk Industries, Inc.*	11,270
592	Newell Brands, Inc.	28,262
1,363	Nikon Corp.	19,457
2,158	Panasonic Corp.	25,806
282	Persimmon PLC	8,509
446	PulteGroup, Inc.	10,111
119	Rinnai Corp.	9,896
464	SEB SA	74,720

Common Stocks – (continued)
Household Durables – (continued)
1,262	Sekisui Chemical Co. Ltd.	21,181
610	Sekisui House Ltd.	10,133
5,232	Sharp Corp.*	18,974
2,113	Sony Corp.	72,506
7,948	Techtronic Industries Co. Ltd.	34,100
161	Whirlpool Corp.	29,894

		605,026

Household Products – 0.2%
661	Church & Dwight Co., Inc.	32,739
2,338	Colgate-Palmolive Co.	168,430
388	Henkel AG & Co. KGaA	48,463
687	Kimberly-Clark Corp.	89,138
5,214	Lion Corp.	94,217
400	Reckitt Benckiser Group PLC	36,855
544	Spectrum Brands Holdings, Inc.	78,189
309	Svenska Cellulosa AB SCA Class B	10,230
757	The Clorox Co.	101,203
2,647	The Procter & Gamble Co.	231,163
1,208	Unicharm Corp.	29,378

		920,005

Independent Power and Renewable Electricity Producers – 0.0%
6,433	AES Corp.	72,757
14,616	Calpine Corp.*	149,083
10,375	Meridian Energy Ltd.	19,721

		241,561

Industrial Conglomerates – 0.1%
1,063	3M Co.	208,167
1,601	CK Hutchison Holdings Ltd.	19,992
111	DCC PLC	10,249
5,010	General Electric Co.	145,240
919	Honeywell International, Inc.	120,518
255	Jardine Matheson Holdings Ltd.	16,410
727	Jardine Strategic Holdings Ltd.	30,720
1,314	Keihan Holdings Co. Ltd.	8,267
2,669	Koninklijke Philips NV	92,167
7,832	NWS Holdings Ltd.	14,708
79	Roper Technologies, Inc.	17,278
800	Siemens AG	114,754
1,977	Smiths Group PLC	42,028
13,686	Toshiba Corp.*	27,607

		868,105

Insurance – 0.5%
4,756	Admiral Group PLC	123,849
908	Aflac, Inc.	67,991
10,953	AIA Group Ltd.	75,810
56	Alleghany Corp.*	34,199
482	Allianz SE	91,762
1,102	American International Group, Inc.	67,123
798	Aon PLC	95,632
424	Arch Capital Group Ltd.*	41,115
835	Arthur J. Gallagher & Co.	46,601
1,452	Assicurazioni Generali SpA	23,000

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
579	Assurant, Inc.	$55,723
1,551	Aviva PLC	10,547
1,570	AXA SA	41,888
715	Axis Capital Holdings Ltd.	47,118
94	Baloise Holding AG	13,784
419	Chubb Ltd.	57,508
357	Cincinnati Financial Corp.	25,736
1,380	CNP Assurances	28,827
1,225	Dai-ichi Life Holdings, Inc.	20,874
2,108	Direct Line Insurance Group PLC	9,526
212	Everest Re Group Ltd.	53,363
15	Fairfax Financial Holdings Ltd.	6,857
408	FNF Group	16,708
661	Gjensidige Forsikring ASA	10,155
1,039	Great-West Lifeco, Inc.	27,949
74	Hannover Rueck SE	8,877
1,301	Industrial Alliance Insurance & Financial Services, Inc.	54,888
4,952	Insurance Australia Group Ltd.	22,987
280	Intact Financial Corp.	19,181
747	Japan Post Holdings Co. Ltd.	9,269
5,864	Legal & General Group PLC	18,689
723	Lincoln National Corp.	47,667
635	Loews Corp.	29,604
4,245	Manulife Financial Corp.	74,448
6,669	Mapfre SA	23,262
19	Markel Corp.*	18,422
1,604	Marsh & McLennan Cos., Inc.	118,905
14,527	Medibank Pvt. Ltd.	31,625
1,145	MetLife, Inc.	59,322
691	MS & AD Insurance Group Holdings, Inc.	22,529
238	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	45,629
647	NN Group NV	21,451
3,548	Old Mutual PLC	8,911
3,802	Poste Italiane SpA(b)	26,036
2,134	Power Corp. of Canada	49,448
1,872	Power Financial Corp.	47,573
826	Principal Financial Group, Inc.	53,797
1,042	Prudential Financial, Inc.	111,525
647	Prudential PLC	14,359
1,284	QBE Insurance Group Ltd.	12,336
574	Reinsurance Group of America, Inc.	71,773
229	RenaissanceRe Holdings Ltd.	32,557
3,319	RSA Insurance Group PLC	25,606
185	Sampo Oyj Class A	8,854
687	SCOR SE	27,176
653	Sompo Holdings, Inc.	24,677
2,083	Sun Life Financial, Inc.	73,566
4,549	Suncorp Group Ltd.	46,894
99	Swiss Life Holding AG*	32,218
439	Swiss Re AG	38,184
880	T&D Holdings, Inc.	13,085
792	The Allstate Corp.	64,382
1,003	The Hartford Financial Services Group, Inc.	48,505

Common Stocks – (continued)
Insurance – (continued)
865	The Progressive Corp.	34,358
589	The Travelers Cos., Inc.	71,658
341	Tokio Marine Holdings, Inc.	14,378
550	Torchmark Corp.	42,190
385	Tryg A/S	7,387
7,462	UnipolSai Assicurazioni SpA	17,141
1,380	Unum Group	63,935
630	W.R. Berkley Corp.	42,827
117	Willis Towers Watson PLC	15,517
356	XL Group Ltd.	14,899
189	Zurich Insurance Group AG	52,304

		2,928,456

Internet & Direct Marketing Retail – 0.2%
647	Amazon.com, Inc.*	598,469
413	Expedia, Inc.	55,226
2,908	Liberty Interactive Corp. QVC Group Class A*	61,592
969	Netflix, Inc.*	147,482
4,940	Start Today Co. Ltd.	105,411
98	The Priceline Group, Inc.*	180,988
1,743	TripAdvisor, Inc.*	78,452
1,629	Zalando SE*(b)	71,859

		1,299,479

Internet Software & Services – 0.3%
167	Akamai Technologies, Inc.*	10,177
474	Alphabet, Inc. Class A*	438,222
497	Alphabet, Inc. Class C*	450,262
19,972	Auto Trader Group PLC(b)	103,732
40	CoStar Group, Inc.*	9,636
506	Dena Co. Ltd.	10,847
2,558	eBay, Inc.*	85,463
3,394	Facebook, Inc. Class A*	509,948
3,803	Kakaku.com, Inc.	54,883
179	MercadoLibre, Inc.	40,975
2,269	Mixi, Inc.	125,871
1,273	Twitter, Inc.*	20,979
231	United Internet AG	10,632
333	VeriSign, Inc.*	29,610
1,729	Yahoo Japan Corp.	7,406
1,155	Yahoo!, Inc.*	55,683
498	Zillow Group, Inc. Class C*(a)	19,422

		1,983,748

IT Services – 0.4%
1,468	Accenture PLC Class A	178,068
368	Alliance Data Systems Corp.	91,864
320	Amadeus IT Group SA	17,270
1,565	Atos SE	204,992
582	Automatic Data Processing, Inc.	60,813
498	Broadridge Financial Solutions, Inc.	34,830
711	Cap Gemini SA	71,187
978	Cognizant Technology Solutions Corp. Class A*	58,905
1,248	Computershare Ltd.	13,758

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
1,633	DXC Technology Co.*	$123,030
1,436	Fidelity National Information Services, Inc.	120,897
237	Fiserv, Inc.*	28,236
78	FleetCor Technologies, Inc.*	11,009
9,379	Fujitsu Ltd.	58,547
995	Gartner, Inc.*	113,520
118	Global Payments, Inc.	9,648
1,536	International Business Machines Corp.	246,205
1,262	MasterCard, Inc. Class A	146,796
242	Nomura Research Institute Ltd.	8,427
668	NTT Data Corp.	31,018
204	Obic Co. Ltd.	11,021
823	Paychex, Inc.	48,787
1,171	PayPal Holdings, Inc.*	55,880
470	Sabre Corp.	11,003
3,471	The Western Union Co.	68,934
1,217	Total System Services, Inc.	69,746
419	Vantiv, Inc. Class A*	25,995
1,113	Visa, Inc. Class A	101,528
6,224	Worldpay Group PLC(b)	24,171

		2,046,085

Leisure Products – 0.0%
1,179	Bandai Namco Holdings, Inc.	37,005
725	Hasbro, Inc.	71,855
470	Mattel, Inc.	10,537
362	Sankyo Co. Ltd.	12,625
1,145	Sega Sammy Holdings, Inc.	15,373

		147,395

Life Sciences Tools & Services – 0.1%
292	Agilent Technologies, Inc.	16,075
26	Eurofins Scientific SE	12,806
248	Illumina, Inc.*	45,845
104	Lonza Group AG*	21,280
239	Mettler-Toledo International, Inc.*	122,707
1,208	QIAGEN NV*	36,188
1,033	Quintiles IMS Holdings, Inc.*	87,061
540	Thermo Fisher Scientific, Inc.	89,278
245	Waters Corp.*	41,623

		472,863

Machinery – 0.2%
952	AGCO Corp.	60,919
648	Amada Holdings Co. Ltd.	7,704
321	ANDRITZ AG	17,738
1,299	Atlas Copco AB Class A	48,524
899	Atlas Copco AB Class B	29,874
609	Caterpillar, Inc.	62,276
5,235	CNH Industrial NV	57,729
454	Cummins, Inc.	68,527
205	Deere & Co.	22,880
281	Dover Corp.	22,165
185	FANUC Corp.	37,665
497	Fortive Corp.	31,440

Common Stocks – (continued)
Machinery – (continued)
921	Hitachi Construction Machinery Co. Ltd.	23,743
8,463	IHI Corp.*	28,659
654	Illinois Tool Works, Inc.	90,311
662	IMI PLC	10,964
1,203	Ingersoll-Rand PLC	106,766
569	JTEKT Corp.	8,975
1,466	Komatsu Ltd.	39,174
228	Kone Oyj Class B	10,436
586	Kubota Corp.	9,231
428	Kurita Water Industries Ltd.	11,052
334	Makita Corp.	11,917
248	MAN SE	26,057
265	Metso Oyj	9,491
1,782	Mitsubishi Heavy Industries Ltd.	7,140
358	Nabtesco Corp.	10,149
488	NSK Ltd.	6,673
427	PACCAR, Inc.	28,494
351	Parker-Hannifin Corp.	56,441
666	Pentair PLC	42,964
2,397	Sandvik AB	38,429
128	Schindler Holding AG	25,803
591	SKF AB Class B	12,970
223	Snap-on, Inc.	37,359
471	Stanley Black & Decker, Inc.	64,127
2,053	Sumitomo Heavy Industries Ltd.	14,322
218	The Middleby Corp.*	29,676
1,006	The Weir Group PLC	25,920
360	THK Co. Ltd.	9,286
2,206	Volvo AB Class B	36,026
133	Wabtec Corp.	11,157
793	Xylem, Inc.	40,768
40,723	Yangzijiang Shipbuilding Holdings Ltd.	33,460
851	Zardoya Otis SA	7,875

		1,393,256

Marine – 0.0%
697	Kuehne & Nagel International AG	105,411
13,785	Mitsui OSK Lines Ltd.	42,204

		147,615

Media – 0.2%
186	Axel Springer AG	10,436
247	Charter Communications, Inc. Class A*	85,254
4,906	Comcast Corp. Class A	192,266
434	Discovery Communications, Inc. Class A*	12,491
576	Discovery Communications, Inc. Class C*	16,116
1,811	Eutelsat Communications SA	42,847
971	Hakuhodo DY Holdings, Inc.	11,836
422	Liberty Broadband Corp. Class C*	38,469
826	Liberty Global PLC Class A*	29,257
1,092	Liberty Global PLC Series C*	37,794
3,880	News Corp. Class A	49,354
442	Omnicom Group, Inc.	36,297
252	ProSiebenSat.1 Media SE	10,697

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
546	Publicis Groupe SA	$39,419
641	RTL Group*	49,681
2,435	Schibsted ASA Class A	60,520
2,599	Schibsted ASA Class B	58,209
374	Scripps Networks Interactive, Inc. Class A	27,945
1,513	Shaw Communications, Inc. Class B	32,077
3,053	Sirius XM Holdings, Inc.(a)	15,112
1,648	TEGNA, Inc.	41,991
177	Telenet Group Holding NV*	10,755
536	The Interpublic Group of Cos., Inc.	12,634
1,209	The Walt Disney Co.	139,760
984	Time Warner, Inc.	97,682
306	Toho Co. Ltd.	8,783
696	Twenty-First Century Fox, Inc. Class A	21,256
337	Twenty-First Century Fox, Inc. Class B	10,063
321	Viacom, Inc. Class B	13,662
418	Vivendi SA	8,291
1,755	WPP PLC	37,581

		1,258,535

Metals & Mining – 0.2%
316	Agnico Eagle Mines Ltd.	15,105
14,505	Alumina Ltd.	19,912
1,989	Anglo American PLC*	28,477
834	Antofagasta PLC	9,049
3,199	ArcelorMittal*	25,139
1,528	Barrick Gold Corp.	25,544
2,354	BHP Billiton Ltd.	41,910
1,688	BHP Billiton PLC	25,734
933	Boliden AB	26,654
2,106	Eldorado Gold Corp.	7,699
1,170	First Quantum Minerals Ltd.	11,151
10,919	Fortescue Metals Group Ltd.	43,279
233	Franco-Nevada Corp.	15,847
2,832	Freeport-McMoRan, Inc.*	36,108
892	Fresnillo PLC	16,772
34,921	Glencore PLC*	137,244
706	Goldcorp, Inc.	9,837
670	Hitachi Metals Ltd.	9,383
741	JFE Holdings, Inc.	12,639
12,685	Kinross Gold Corp.*	44,140
526	Maruichi Steel Tube Ltd.	14,916
496	Mitsubishi Materials Corp.	14,769
1,655	Newcrest Mining Ltd.	26,552
2,096	Newmont Mining Corp.	70,866
1,182	Nippon Steel & Sumitomo Metal Corp.	26,619
1,377	Norsk Hydro ASA	7,847
778	Nucor Corp.	47,715
163	Randgold Resources Ltd.	14,339
497	Rio Tinto Ltd.	22,500
1,442	Rio Tinto PLC	56,887
1,059	Silver Wheaton Corp.	21,133
37,524	South32 Ltd.	77,761
2,227	Teck Resources Ltd. Class B	46,202
432	ThyssenKrupp AG	10,295

Common Stocks – (continued)
Metals & Mining – (continued)
2,716	Turquoise Hill Resources Ltd.*	7,402
285	voestalpine AG	11,881
10,335	Yamana Gold, Inc.	27,786

		1,067,093

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
3,606	AGNC Investment Corp.	75,978
3,544	Annaly Capital Management, Inc.	41,855

		117,833

Multi-Utilities – 0.1%
2,168	AGL Energy Ltd.	43,405
586	Ameren Corp.	32,048
413	Atco Ltd.	15,028
362	Canadian Utilities Ltd. Class A	10,435
1,546	CenterPoint Energy, Inc.	44,107
6,181	Centrica PLC	15,839
626	CMS Energy Corp.	28,420
448	Consolidated Edison, Inc.	35,517
719	Dominion Resources, Inc.	55,672
397	DTE Energy Co.	41,522
4,070	DUET Group	9,197
1,237	E.ON SE	9,643
806	Engie SA	11,365
272	Innogy SE(b)	10,000
2,420	National Grid PLC	31,335
615	NiSource, Inc.	14,914
476	Public Service Enterprise Group, Inc.	20,968
428	SCANA Corp.	28,381
265	Sempra Energy	29,950
500	Suez	8,213
510	Veolia Environnement SA	9,706
477	WEC Energy Group, Inc.	28,868

		534,533

Multiline Retail – 0.2%
67	Canadian Tire Corp. Ltd. Class A	8,177
1,169	Dollar General Corp.	84,998
498	Dollar Tree, Inc.*	41,219
1,284	Dollarama, Inc.	112,405
3,516	Harvey Norman Holdings Ltd.	11,028
472	J. Front Retailing Co. Ltd.	6,804
2,783	Kohl’s Corp.	108,621
3,093	Macy’s, Inc.	90,377
6,122	Marks & Spencer Group PLC	29,056
1,854	Next PLC	103,349
2,324	Nordstrom, Inc.(a)	112,180
381	Ryohin Keikaku Co. Ltd.	85,915
1,380	Takashimaya Co. Ltd.	12,707
2,071	Target Corp.	115,665

		922,501

Oil, Gas & Consumable Fuels – 0.4%
451	Anadarko Petroleum Corp.	25,716
271	Apache Corp.	13,181
19,661	BP PLC	112,552

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
1,573	Caltex Australia Ltd.	$35,111
3,149	Cameco Corp.	30,197
460	Canadian Natural Resources Ltd.	14,652
1,513	Cenovus Energy, Inc.	15,085
1,831	Chevron Corp.	195,368
78	Cimarex Energy Co.	9,101
83	Concho Resources, Inc.*	10,513
446	ConocoPhillips	21,368
385	Continental Resources, Inc.*	16,328
348	Devon Energy Corp.	13,743
480	Enagas SA	12,613
1,029	Enbridge, Inc.	42,651
2,167	Encana Corp.	23,193
910	Eni SpA	14,115
400	EOG Resources, Inc.	37,000
3,620	Exxon Mobil Corp.	295,573
802	Galp Energia SGPS SA	12,464
236	HollyFrontier Corp.	6,641
4,399	Husky Energy, Inc.*	50,788
1,635	Idemitsu Kosan Co. Ltd.	52,274
1,547	Imperial Oil Ltd.	45,003
706	Inpex Corp.	6,765
829	Inter Pipeline Ltd.	16,889
234	International Petroleum Corp.*	852
7,964	JXTG Holdings, Inc.	35,934
448	Kinder Morgan, Inc.	9,242
703	Lundin Petroleum AB*	13,405
1,070	Marathon Oil Corp.	15,911
1,704	Marathon Petroleum Corp.	86,802
325	Murphy Oil Corp.	8,509
1,513	Neste Oyj	61,654
169	Newfield Exploration Co.*	5,851
349	Occidental Petroleum Corp.	21,477
450	OMV AG	20,728
539	ONEOK, Inc.	28,357
7,313	Origin Energy Ltd.*	39,353
708	Parsley Energy, Inc. Class A*	21,091
709	Pembina Pipeline Corp.	22,594
367	Phillips 66	29,199
118	Pioneer Natural Resources Co.	20,413
557	PrairieSky Royalty Ltd.	12,139
5,459	Repsol SA	86,161
4,305	Royal Dutch Shell PLC Class A	111,794
3,846	Royal Dutch Shell PLC Class B	102,330
1,109	Seven Generations Energy Ltd. Class A*	19,636
2,441	Showa Shell Sekiyu K.K.	23,575
8,662	Snam SpA	38,269
759	Statoil ASA	12,500
1,139	Suncor Energy, Inc.	35,696
470	Targa Resources Corp.	25,911
1,529	Tesoro Corp.	121,877
1,137	The Williams Cos., Inc.	34,826
1,043	TOTAL SA	53,541
1,167	TransCanada Corp.	54,184
2,659	Valero Energy Corp.	171,798
1,548	Veresen, Inc.	17,271

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
301	Vermilion Energy, Inc.	10,597
490	Woodside Petroleum Ltd.	11,795

		2,514,156

Paper & Forest Products – 0.0%
1,303	Mondi PLC	33,710
4,753	Oji Holdings Corp.	23,005
3,715	Stora Enso Oyj Class R	44,089
3,253	UPM-Kymmene Oyj	85,706
514	West Fraser Timber Co. Ltd.	23,097

		209,607

Personal Products – 0.2%
808	Beiersdorf AG	80,357
129	Edgewell Personal Care Co.*	9,222
1,476	Kao Corp.	81,451
998	Kose Corp.	94,815
652	L’Oreal SA	129,846
3,148	Pola Orbis Holdings, Inc.	72,696
2,986	Shiseido Co. Ltd.	80,892
1,541	The Estee Lauder Cos., Inc. Class A	134,283
2,021	Unilever NV	105,871
2,727	Unilever PLC	140,299

		929,732

Pharmaceuticals – 0.5%
4,261	Astellas Pharma, Inc.	56,190
534	AstraZeneca PLC	31,981
1,313	Bayer AG	162,462
1,865	Bristol-Myers Squibb Co.	104,533
1,009	Daiichi Sankyo Co. Ltd.	22,424
1,448	Eli Lilly & Co.	118,823
65	Galenica AG	70,628
7,225	GlaxoSmithKline PLC	145,424
174	Jazz Pharmaceuticals PLC*	27,715
3,307	Johnson & Johnson	408,315
2,423	Mallinckrodt PLC*	113,687
2,460	Merck & Co., Inc.	153,332
459	Merck KGaA	53,920
1,084	Mitsubishi Tanabe Pharma Corp.	22,019
2,837	Mylan NV*	105,962
1,128	Novartis AG	86,839
1,869	Novo Nordisk A/S Class B	72,773
1,654	Orion Oyj Class B	94,790
456	Otsuka Holdings Co. Ltd.	21,003
5,423	Pfizer, Inc.	183,948
708	Roche Holding AG	185,258
515	Sanofi	48,664
1,686	Sumitomo Dainippon Pharma Co. Ltd.	27,689
152	Taisho Pharmaceutical Holdings Co. Ltd.	12,507
346	Takeda Pharmaceutical Co. Ltd.	16,599
706	Taro Pharmaceutical Industries Ltd.*(a)	82,496
4,621	Teva Pharmaceutical Industries Ltd. ADR	145,931
3,255	Valeant Pharmaceuticals International, Inc.*	30,164
1,294	Zoetis, Inc.	72,606

		2,678,682

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Professional Services – 0.2%
605	Adecco Group AG	$44,953
512	Bureau Veritas SA	11,863
5,699	Capita PLC	41,077
109	Equifax, Inc.	14,749
2,016	Experian PLC	43,370
519	IHS Markit Ltd.*	22,525
323	Intertek Group PLC	17,000
798	ManpowerGroup, Inc.	80,582
329	Nielsen Holdings PLC	13,532
862	Randstad Holding NV	51,391
2,549	Recruit Holdings Co. Ltd.	128,832
1,573	RELX NV	30,396
1,956	RELX PLC	39,657
2,578	Robert Half International, Inc.	118,717
41	SGS SA	92,324
668	The Dun & Bradstreet Corp.	73,219
190	Verisk Analytics, Inc.*	15,734
1,240	Wolters Kluwer NV	52,618

		892,539

Real Estate Management & Development – 0.1%
155	Azrieli Group Ltd.	8,245
11,727	CapitaLand Ltd.	31,510
1,192	CBRE Group, Inc. Class A*	42,686
6,299	Cheung Kong Property Holdings Ltd.	45,096
1,459	City Developments Ltd.	11,259
258	Daito Trust Construction Co. Ltd.	37,965
351	Daiwa House Industry Co. Ltd.	10,435
1,118	First Capital Realty, Inc.	16,249
6,630	Global Logistic Properties Ltd.	13,659
5,214	Hang Lung Group Ltd.	21,742
5,502	Hang Lung Properties Ltd.	14,416
1,244	Henderson Land Development Co. Ltd.	7,875
2,422	Hongkong Land Holdings Ltd.	18,666
1,551	Hysan Development Co. Ltd.	7,315
203	Jones Lang LaSalle, Inc.	23,317
11,550	Kerry Properties Ltd.	43,177
2,061	LendLease Group	24,744
409	Mitsubishi Estate Co. Ltd.	7,831
30,087	New World Development Co. Ltd.	37,413
8,676	Sino Land Co. Ltd.	14,682
345	Sumitomo Realty & Development Co. Ltd.	9,320
2,026	Sun Hung Kai Properties Ltd.	30,360
681	Swire Pacific Ltd. Class A	6,567
4,709	Swire Properties Ltd.	15,787
155	Swiss Prime Site AG*	13,437
3,680	The Wharf Holdings Ltd.	31,376
341	Vonovia SE	12,346
8,975	Wheelock & Co. Ltd.	69,910

		627,385

Road & Rail – 0.1%
19	AMERCO	7,115
7,423	Aurizon Holdings Ltd.	28,624
699	Canadian National Railway Co.	50,526

Common Stocks – (continued)
Road & Rail – (continued)
150	Central Japan Railway Co.	25,156
1,040	CSX Corp.	52,874
196	DSV A/S	10,914
173	East Japan Railway Co.	15,526
319	Hankyu Hanshin Holdings, Inc.	10,538
290	J.B. Hunt Transport Services, Inc.	26,001
148	Kansas City Southern	13,330
2,587	Keikyu Corp.	29,696
1,113	Keio Corp.	8,913
2,638	Kintetsu Group Holdings Co. Ltd.	9,633
5,493	MTR Corp. Ltd.	31,602
2,395	Nagoya Railroad Co. Ltd.	11,002
8,968	Nippon Express Co. Ltd.	49,230
355	Norfolk Southern Corp.	41,709
381	Odakyu Electric Railway Co. Ltd.	7,396
2,305	Tobu Railway Co. Ltd.	11,691
1,014	Tokyu Corp.	7,263
807	Union Pacific Corp.	90,352
149	West Japan Railway Co.	9,956

		549,047

Semiconductors & Semiconductor Equipment – 0.3%
4,004	Advanced Micro Devices, Inc.*	53,253
966	Analog Devices, Inc.	73,609
3,501	Applied Materials, Inc.	142,176
1,620	ASM Pacific Technology Ltd.	24,118
505	ASML Holding NV	66,776
445	Broadcom Ltd.	98,261
1,082	Infineon Technologies AG	22,364
7,642	Intel Corp.	276,258
668	KLA-Tencor Corp.	65,611
719	Marvell Technology Group Ltd.	10,799
389	Maxim Integrated Products, Inc.	17,174
512	Microchip Technology, Inc.	38,697
960	Micron Technology, Inc.*	26,563
959	NVIDIA Corp.	100,024
122	NXP Semiconductors NV*	12,902
892	Qorvo, Inc.*	60,683
2,012	QUALCOMM, Inc.	108,125
162	Rohm Co. Ltd.	11,377
607	Skyworks Solutions, Inc.	60,542
1,216	STMicroelectronics NV	19,521
2,550	Texas Instruments, Inc.	201,909
374	Tokyo Electron Ltd.	45,401
488	Xilinx, Inc.	30,798

		1,566,941

Software – 0.5%
1,263	Activision Blizzard, Inc.	65,992
904	Adobe Systems, Inc.*	120,901
172	ANSYS, Inc.*	18,948
507	Autodesk, Inc.*	45,665
1,785	CA, Inc.	58,602
4,523	Cadence Design Systems, Inc.*	147,314
750	CDK Global, Inc.	48,757
90	Check Point Software Technologies Ltd.*	9,361

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
1,323	Citrix Systems, Inc.*	$107,084
253	Constellation Software, Inc.	115,714
258	Dassault Systemes	23,019
1,365	Dell Technologies, Inc. Class V*	91,605
660	Electronic Arts, Inc.*	62,581
826	Fortinet, Inc.*	32,214
1,049	Gemalto NV	58,730
1,251	Intuit, Inc.	156,638
975	LINE Corp.*	33,641
10,772	Microsoft Corp.	737,451
137	Nice Ltd.	9,254
74	Nintendo Co. Ltd.	18,727
5,338	Nuance Communications, Inc.*	95,497
488	Open Text Corp.	16,920
3,839	Oracle Corp.	178,890
749	Red Hat, Inc.*	65,972
652	salesforce.com, Inc.*	56,150
600	SAP SE	60,100
746	ServiceNow, Inc.*	70,482
670	Splunk, Inc.*	43,088
1,726	Symantec Corp.	54,593
1,327	Synopsys, Inc.*	97,800
10,272	The Sage Group PLC	89,162
533	VMware, Inc. Class A*(a)	50,166

		2,841,018

Specialty Retail – 0.5%
280	ABC-Mart, Inc.	15,565
350	Advance Auto Parts, Inc.	49,749
582	AutoNation, Inc.*	24,444
165	AutoZone, Inc.*	114,211
3,598	Bed Bath & Beyond, Inc.	139,422
3,170	Best Buy Co., Inc.	164,238
213	CarMax, Inc.*	12,460
1,778	Dick’s Sporting Goods, Inc.	89,878
2,503	Dixons Carphone PLC	10,873
85	Dufry AG*	13,928
170	Fast Retailing Co. Ltd.	55,525
1,496	Foot Locker, Inc.	115,701
5,325	Hennes & Mauritz AB	131,850
684	Hikari Tsushin, Inc.	65,693
2,795	Industria de Diseno Textil SA	107,108
16,408	Kingfisher PLC	72,588
1,931	L Brands, Inc.	101,976
1,876	Lowe’s Cos., Inc.	159,235
723	Nitori Holdings Co. Ltd.	94,071
439	O’Reilly Automotive, Inc.*	108,938
2,138	Ross Stores, Inc.	138,970
143	Shimamura Co. Ltd.	19,571
671	Signet Jewelers Ltd.	44,179
13,806	Staples, Inc.	134,885
5,394	The Gap, Inc.	141,323
2,223	The Home Depot, Inc.	347,010
2,008	The TJX Cos., Inc.	157,909
727	Tiffany & Co.	66,630
1,621	Tractor Supply Co.	100,356

Common Stocks – (continued)
Specialty Retail – (continued)
344	Ulta Salon, Cosmetics & Fragrance, Inc.*	96,815
951	USS Co. Ltd.	16,824
6,591	Yamada Denki Co. Ltd.	34,613

		2,946,538

Technology Hardware, Storage & Peripherals – 0.3%
8,708	Apple, Inc.	1,250,904
2,837	Brother Industries Ltd.	58,373
704	Canon, Inc.	23,364
1,078	FUJIFILM Holdings Corp.	40,010
3,587	Hewlett Packard Enterprise Co.	66,826
3,269	HP, Inc.	61,523
6,164	Konica Minolta, Inc.	54,568
692	NetApp, Inc.	27,576
504	Seagate Technology PLC	21,233
547	Seiko Epson Corp.	11,204
690	Western Digital Corp.	61,458
8,495	Xerox Corp.	61,079

		1,738,118

Textiles, Apparel & Luxury Goods – 0.3%
860	adidas AG	172,420
1,656	Asics Corp.	29,309
6,327	Burberry Group PLC	132,223
397	Christian Dior SE	108,883
120	Cie Financiere Richemont SA	10,027
2,656	Coach, Inc.	104,620
308	Hermes International	147,245
1,398	HUGO BOSS AG	106,309
100	Kering	30,996
1,566	Lululemon Athletica, Inc.*	81,432
1,882	Luxottica Group SpA	108,800
423	LVMH Moet Hennessy Louis Vuitton SE	104,425
3,401	Michael Kors Holdings Ltd.*	126,959
2,403	NIKE, Inc. Class B	133,150
257	Pandora A/S	27,764
623	PVH Corp.	62,942
1,563	Ralph Lauren Corp.	126,165
205	The Swatch Group AG	25,901
3,776	Under Armour, Inc. Class A*(a)	81,146
4,763	Under Armour, Inc. Class C*	92,450
1,895	VF Corp.	103,524

		1,916,690

Thrifts & Mortgage Finance – 0.0%
838	New York Community Bancorp, Inc.	11,137

Tobacco – 0.1%
2,185	Altria Group, Inc.	156,839
2,003	British American Tobacco PLC	135,329
580	Imperial Tobacco Group PLC	28,405
552	Japan Tobacco, Inc.	18,368
2,339	Philip Morris International, Inc.	259,255
828	Reynolds American, Inc.	53,406
796	Swedish Match AB	26,249

		677,851

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.1%
180	AerCap Holdings NV*	$8,282
1,304	Ashtead Group PLC	27,509
126	Brenntag AG	7,469
478	Bunzl PLC	14,901
2,442	Fastenal Co.	109,109
1,285	Finning International, Inc.	24,438
2,824	Itochu Corp.	39,960
4,690	Marubeni Corp.	28,908
1,836	MISUMI Group, Inc.	34,783
2,607	Mitsubishi Corp.	56,259
4,376	Mitsui & Co. Ltd.	61,792
2,680	Rexel SA	47,860
4,238	Sumitomo Corp.	56,634
1,167	Toyota Tsusho Corp.	36,846
381	United Rentals, Inc.*	41,780
429	W.W. Grainger, Inc.	82,668
1,602	Wolseley PLC	101,818

		781,016

Transportation Infrastructure – 0.0%
805	Abertis Infraestructuras SA	14,152
189	Aena SA(b)	33,323
88	Aeroports de Paris	11,738
580	Atlantia SpA	14,708
133	Fraport AG Frankfurt Airport Services Worldwide	10,464
1,026	Kamigumi Co. Ltd.	9,323
463	Macquarie Infrastructure Corp.	37,674
5,706	SATS Ltd.	20,807
2,220	Sydney Airport	11,466
1,496	Transurban Group	13,667

		177,322

Water Utilities – 0.0%
334	American Water Works Co., Inc.	26,640
588	Severn Trent PLC	17,700
1,441	United Utilities Group PLC	18,160

		62,500

Wireless Telecommunication Services – 0.0%
938	KDDI Corp.	24,870
673	NTT DOCOMO, Inc.	16,284
333	Rogers Communications, Inc. Class B	15,269
810	SoftBank Group Corp.	61,441
2,860	Sprint Corp.*	25,826
16,649	StarHub Ltd.	33,199
814	T-Mobile US, Inc.*	54,758
12,692	Vodafone Group PLC	32,690

		264,337

TOTAL COMMON STOCKS
(Cost $68,519,267)		$71,798,974

Shares	Rate	Value
Preferred Stocks – 0.0%
Automobiles – 0.0%
Volkswagen AG
61	0.120%	$9,684

Chemicals – 0.0%
Fuchs Petrolub SE
1,468	1.890	75,718

TOTAL PREFERRED STOCKS
(Cost $76,857)		$85,402

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 4.2%
Options on Futures – 4.2%
Credit Suisse International (London) Call – Eurodollar Futures
440	97.750%	03/19/18	750,750
Credit Suisse International (London) Call – Eurodollar Futures
120	98.125	12/17/18	81,750
Credit Suisse International (London) Call – Eurodollar Futures
99	98.375	06/18/18	39,600
Credit Suisse International (London) Call – Eurodollar Futures
108	98.500	06/19/17	58,050
Credit Suisse International (London) Call – Eurodollar Futures
99	97.875	03/18/19	103,950
Credit Suisse International (London) Call – Eurodollar Futures
104	98.000	12/17/18	88,400
Credit Suisse International (London) Call – Eurodollar Futures
80	98.125	09/17/18	55,500
Credit Suisse International (London) Call – Eurodollar Futures
33	98.250	06/18/18	18,563
Credit Suisse International (London) Call – Eurodollar Futures
1,709	98.000	09/18/17	2,563,500
Credit Suisse International (London) Call – Eurodollar Futures
1,705	98.125	06/19/17	2,514,875
Credit Suisse International (London) Call – Eurodollar Futures
1,655	97.000	12/18/17	6,268,312
Credit Suisse International (London) Put – Eurodollar Futures
1,655	100.000	03/16/20	8,916,312
Credit Suisse International (London) Call – Eurodollar Futures
1,517	97.875	12/18/17	2,427,200
Credit Suisse International (London) Call – Eurodollar Futures
112	98.250	09/17/18	59,500
Credit Suisse International (London) Call – Eurodollar Futures
71	98.375	03/19/18	30,175
Credit Suisse International (London) Call – Eurodollar Futures
141	98.000	03/18/19	122,494
Credit Suisse International (London) Call – Eurodollar Futures
166	97.750	06/17/19	208,538

TOTAL OPTION CONTRACTS PURCHASED – 4.2%
(Cost $26,429,619)			$24,307,469

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 73.0%
2,188,676	iShares Core MSCI Emerging Markets ETF	$106,588,521
534	iShares MSCI Canada ETF	14,023
1,672,960	iShares MSCI EAFE ETF	106,734,848
703,341	iShares MSCI EAFE Small-Cap ETF	39,682,499
790,616	Vanguard S&P 500 ETF	172,828,658

TOTAL EXCHANGE TRADED FUNDS
(Cost $390,291,850)		$425,848,549

Shares	Distribution Rate	Value
Investment Company(c)(d) – 8.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
47,346,522	0.660%	$47,346,522
(Cost $47,346,522)

TOTAL INVESTMENT COMPANIES
(Cost $47,346,522)		$47,346,522

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $532,664,115)		569,386,916

Securities Lending Reinvestment Vehicle(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
417,088	0.660%	417,088
(Cost $417,088)

TOTAL INVESTMENTS – 97.7%
(Cost $533,081,203)		$569,804,004

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		13,349,108

NET ASSETS – 100.0%		$583,153,112

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $495,067, which represents approximately 0.1% of net assets as of April 30, 2017.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(d)	Represents an Affiliated Fund.

Currency Legend
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CHF	1,690,000	USD	1,678,889	$1,704,079	06/21/17	$25,190
	DKK	2,470,000	USD	353,093	362,726	06/21/17	9,633
	EUR	5,460,000	USD	5,799,552	5,963,424	06/21/17	163,872
	GBP	2,925,000	USD	3,579,548	3,794,175	06/21/17	214,628
	ILS	200,000	USD	54,673	55,314	06/21/17	642
	JPY	566,000,000	USD	4,987,918	5,087,971	06/21/17	100,053
	SEK	5,325,000	USD	594,490	602,854	06/21/17	8,364
	SGD	350,000	USD	248,246	250,646	06/21/17	2,400
	USD	7,964,653	AUD	10,500,000	7,855,124	06/21/17	109,529
	USD	6,022,455	CAD	8,070,000	5,916,539	06/21/17	105,915
	USD	3,325,910	HKD	25,790,000	3,319,288	06/21/17	6,623
	USD	765,515	JPY	85,000,000	764,095	06/21/17	1,421
	USD	638,210	NOK	5,400,000	629,320	06/21/17	8,890
	USD	176,403	NZD	250,000	171,423	06/21/17	4,979
TOTAL							$762,139

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	2,140,000	USD	1,621,067	$1,600,949	06/21/17	$(20,118)
	CAD	6,010,000	USD	4,503,573	4,406,246	06/21/17	(97,328)
	HKD	4,870,000	USD	628,110	626,791	06/21/17	(1,319)
	NOK	1,150,000	USD	136,274	134,022	06/21/17	(2,253)
	NZD	50,000	USD	34,714	34,285	06/21/17	(430)
	USD	8,947,770	CHF	9,000,000	9,074,978	06/21/17	(127,208)
	USD	1,695,620	DKK	11,920,000	1,750,484	06/21/17	(54,864)
	USD	31,432,255	EUR	29,750,000	32,493,014	06/21/17	(1,060,759)
	USD	18,362,613	GBP	14,900,000	19,327,595	06/21/17	(964,981)
	USD	263,907	ILS	960,000	265,509	06/21/17	(1,602)
	USD	23,457,686	JPY	2,671,000,000	24,010,548	06/21/17	(552,862)
	USD	34,950	NOK	300,000	34,962	06/21/17	(12)
	USD	2,960,832	SEK	26,700,000	3,022,762	06/21/17	(61,931)
	USD	1,328,916	SGD	1,870,000	1,339,167	06/21/17	(10,252)
TOTAL							$(2,955,919)

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	840	June 2017	$58,732,800	$1,398,301
S&P Toronto Stock Exchange 60 Index	107	June 2017	14,372,748	73,975
TOTAL				$1,472,276

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $485,317,593)(a)	$522,040,394
Investments of affiliated issuers, at value (cost $47,346,522)	47,346,522
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	417,088
Cash	8,629,539
Foreign currencies, at value (cost $141,943)	146,150
Unrealized gain on forward foreign currency exchange contracts	762,139
Receivables:
Collateral on certain derivative contracts(b)	7,827,332
Dividends	152,422
Reimbursement from investment adviser	66,158
Foreign tax reclaims	12,752
Securities lending income	773
Other assets	1,195
Total assets	587,402,464

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	2,955,919
Variation margin on certain derivative contracts	802,101
Payables:
Payable upon return of securities loaned	417,088
Investments purchased	23,569
Transfer Agency fees	9,438
Accrued expenses	41,237
Total liabilities	4,249,352

Net Assets:
Paid-in capital	543,717,651
Distributions in excess of net investment income	(144,741)
Accumulated net realized gain	3,574,416
Net unrealized gain	36,005,786
NET ASSETS	$583,153,112
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	54,105,259
Net asset value, offering and redemption price per share:	$10.78

(a)	Includes loaned securities having a market value of $406,746.
(b)	Includes amount segregated for initial margin and/or collateral on forward and futures transactions of $3,797,332 and $4,030,000, respectively.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $23,889)	$2,763,784
Dividends — affiliated issuers	69,101
Securities lending income — affiliated issuer	7,788
Interest	3,585
Total investment income	2,844,258

Expenses:
Management fees	525,101
Professional fees	43,848
Transfer Agency fees	35,007
Custody, accounting and administrative services	33,886
Printing and mailing costs	17,604
Registration fees	11,028
Trustee fees	8,434
Other	6,659
Total expenses	681,567
Less — expense reductions	(546,491)
Net expenses	135,076
NET INVESTMENT INCOME	2,709,182

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(575,220)
Futures contracts	1,604,491
Forward foreign currency exchange contracts	3,717,753
Foreign currency transactions	(40,110)
Net change in unrealized gain on:
Investments	31,568,732
Futures contracts	2,110,940
Forward foreign currency exchange contracts	(3,470,484)
Foreign currency translation	6,177
Net realized and unrealized gain	34,922,279
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,631,461

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$2,709,182	$2,689,429
Net realized gain (loss)	4,706,914	(1,188,397)
Net change in unrealized gain	30,215,365	2,992,072
Net increase in net assets resulting from operations	37,631,461	4,493,104

Distributions to shareholders:
From net investment income	(3,930,110)	(1,511,756)
From net realized gains	—	(327,168)
Total distributions to shareholders	(3,930,110)	(1,838,924)

From share transactions:
Proceeds from sales of shares	402,625,755	44,950,010
Reinvestment of distributions	3,930,110	1,838,924
Cost of shares redeemed	(1,350,005)	(42,181,348)
Net increase in net assets resulting from share transactions	405,205,860	4,607,586
TOTAL INCREASE	438,907,211	7,261,766

Net assets:
Beginning of period	144,245,901	136,984,135
End of period	$583,153,112	$144,245,901
Undistributed (distributions in excess of) net investment income (loss)	$(144,741)	$1,076,187

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional	$9.84	$0.08	$1.06	$1.14	$(0.20)	$—	$(0.20)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	9.68	0.18	0.11	0.29	(0.11)	(0.02)	(0.13)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced April 30,2015)	10.00	0.05	(0.37)	(0.32)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the other investment companies and exchange traded funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Portfolio Turnover rounds to less than 0.5%.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$10.78	11.73%	$583,153	0.08	%(e)	0.39	%(e)	1.55	%(e)	2%

9.84	3.08	144,246	0.17		0.48		1.90		37

9.68	(3.20)	136,984	0.37	(e)	0.68	(e)	1.04	(e)	—	(f)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Managed Beta Fund (the “Fund”) is a diversified fund that currently offers one class of shares — Institutional Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

30

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$101,934	$—
Asia	301,265	8,888,433	—
Australia and Oceania	14,995	2,152,459	—
Europe	886,713	15,376,679	—
North America	43,994,677	117,197	—
South America	40,975	9,049	—
Exchange Traded Funds	425,848,549	—	—
Investment Company	47,346,522	—	—
Securities Lending Reinvestment Vehicle	417,088	—	—
Total	$518,850,784	$26,645,751	$—

Derivative Type
Assets
Options Purchased	$24,307,469	$—	$—
Forward Foreign Currency Exchange Contracts(b)	—	762,139	—
Futures Contracts(b)	1,472,276	—	—
Total	$25,779,745	$762,139	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,955,919)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest	Investment, at value	$24,307,469	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	762,139	Payable for unrealized loss on forward foreign currency exchange contracts	(2,955,919)
Equity	Variation margin on certain derivative contracts(a)	1,472,276	—	—
Total		$26,541,884		$(2,955,919)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from investments and future contracts/Net unrealized gain (loss) on investments	$(294,527)	$(1,759,372)	19
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and/Net unrealized gain (loss) on forward foreign currency exchange contracts	3,717,753	(3,470,484)	45
Equity	Net realized gain (loss) on futures contracts/Net unrealized gain (loss) on futures contracts.	1,603,933	2,110,940	665
Total		$5,027,159	$(3,118,916)	729

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

34

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.30% the Fund’s average daily net assets.

GSAM has agreed to waive all management fees payable by the fund. This arrangement will remain in place through at least February 28, 2018 and prior to such date GSAM may not terminate this arrangement without the approval of the Trustees. For the six months ended April 30, 2017, GSAM waived $525,101 in management fees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of the Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.204%. For the six months ended April 30, 2017, the Fund did not have any other expense reimbursements from GSAM.

The Fund invests in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to reduce or limit “Other Expenses” in an amount equal to the management fee it earns as an

35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

investment adviser to any of the affiliated money market funds in which the Fund invests. For the six months ended April 30, 2017, GSAM waived $21,390 of the Fund’s management fee.

These Other Expense limitations will remain in place through at least February 28, 2018 and prior to such GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of April 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Fund did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

E.  Other Transactions with Affiliates — The table below shows the transaction in and earnings from investments in the Underlying Fund For the six months ended April 30, 2017:

Underlying Funds	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$18,075,352	$94,359,280	$65,088,110	$47,346,522	$69,101

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were $361,894,885 and $ 6,976,535, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at its last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Effective December 31, 2016, the Global Managed Beta began lending its securities and investing the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end

36

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

7. SECURITIES LENDING (continued)

investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended April 30, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investments in the Government Money Market Fund for the six months ended April 30, 2017:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
—	171,675,607	171,258,519	417,088	$417,088

8. TAX INFORMATION

As of the Fund’s most recent fiscal year end October 31, 2016 the Fund’s capital loss carry forwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(113,474)
Timing differences (Straddle Deferral)	$(11,825)

As of April 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$535,164,973
Gross unrealized gain	40,674,811
Gross unrealized loss	(3,952,010)
Net unrealized security gain	$36,722,801

37

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains/losses on regulated futures and options contracts, net mark-to-market gain/loss on foreign currency contracts. GSAM has reviewed the Fund’s tax positions for the current open tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may

38

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

9. OTHER RISKS (continued)

negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	39,183,092	$402,625,755	4,638,241	$44,950,010
Reinvestment of distributions	393,011	3,930,110	195,312	1,838,924
Shares redeemed	(127,735)	(1,350,005)	(4,329,302)	(42,181,348)
NET INCREASE	39,448,368	$405,205,860	504,251	$4,607,586

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Fund Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur ongoing costs and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs.

Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Institutional Shares
Actual	1,000.00	1,117.30		0.42
Hypothetical 5% return	1,000.00	1,024.40	+	0.40

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.08%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income
∎	Short Duration and Government
∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory C. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 95231-TMPL-06/2017-548370 MGDBETASAR-17/115

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

Investment Process	1

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	23

Financial Statements	42

Financial Highlights	46

Notes to the Financial Statements	52

Other Information	68

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

∎	Comprehensive — We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

∎	Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

∎	Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

∎	Blend top-down market views with bottom-up stock selection.

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model During the Six-Month Period Ended April 30, 2017

We continuously look for ways to improve our investment process. Accordingly, we introduced certain enhancements to our proprietary quantitative model during the six-month period ended April 30, 2017 (the “Reporting Period”).

Within our Momentum theme, we made an enhancement wherein we seek to quantify the relationship between seemingly disparate companies by exploring how frequently any two companies are mentioned together in the same news article. We extended this trend signal to include Japanese language news articles covering companies in Japan. During the last five years, we created a repository of 1.4 billion news articles, including those written in Japanese, with which we analyze approximately 2,000 stocks in Japan. Also within the Japanese investment region, we seek to identify strong management teams among Japanese companies through employee feedback data. We use natural language processing to analyze Japanese-language employee comments on more than 2,000 stocks in Japan. We link employee opinions to 50 topics, seeking to identify companies that we believe have a superior corporate culture.

2

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

Market Review

During the six-month period ended April 30, 2017 (the “Reporting Period”), emerging markets equities and international equities both recorded strong gains, with international equities generally outpacing emerging markets equities.

Emerging Market Equities

Emerging markets equities, as represented by the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “MSCI EM Index”), generated a return of 8.88%* during the Reporting Period.

Soon after the Reporting Period began in November 2016, emerging markets equities fell sharply, following the unexpected outcome of the U.S. presidential election, due to headwinds from the resulting rise in U.S. Treasury rates and the U.S. dollar. Concerns of protectionist U.S. trade and immigration policies also weighed on emerging markets equities. In December 2016, emerging markets equities remained weak, as the Federal Reserve (the “Fed”) hiked interest rates 0.25% and set a more hawkish tone for its 2017 hike path. (Hawkish language tends to suggest higher interest rates; opposite of dovish.)

Despite the political uncertainty and protectionism concerns arising from the new U.S. Administration in January 2017, emerging markets equities were buoyed by optimism about economic growth, owing to strong economic data and rising metal and soft commodity prices. February 2017 was another month of positive performance for emerging markets equities, as investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies out of the new U.S. Administration. Indian equities were a standout performer, as a pragmatic government budget and a strong third quarter 2016 Gross Domestic Product (“GDP”) number were supportive of risk sentiment, particularly following India’s November 2016 demonetization move. (On November 8, 2016, India’s prime minister announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. The crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added. Five hundred rupees is roughly the equivalent of $7.50.)

In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on its future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive (opposite of hawkish)). Mexico was the best performing country within emerging markets equities in March 2017, buoyed by peso appreciation following a fourth consecutive rate hike by its central bank, Banxico.

In April 2017, emerging markets equities rallied, as global risk sentiment was buoyed by the results of the first round in the French presidential election, which were widely interpreted as pro-market by investors. Emerging markets equities were also driven by a weak U.S. dollar during the month. Despite tighter regulation in its banking sector, Chinese equities were

*All	index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

buoyed by a strong first quarter 2017 GDP growth rate, which came in at 6.9% year over year and beat consensus expectations. Turkish equities saw a strong rally, as the Turkish lira strengthened on the back of a successful constitutional reform referendum. Russian equities fell with a depreciating Russian ruble, as the country’s central bank cut its policy rate 0.50%. Latin American equity markets were the underperformers among emerging markets stocks despite continued easing from their central banks, as they faced headwinds from declining commodity prices.

For the Reporting Period as a whole, information technology, materials and financials were the best performing sectors in the MSCI EM Index. Health care, utilities and consumer staples were the weakest sectors in the MSCI EM Index during the Reporting Period, with health care the only sector in the MSCI EM Index to post a negative return.

From a country perspective, Poland, Greece and South Korea were the best performing individual constituents of the MSCI EM Index for the Reporting Period. Conversely, Egypt was by far the weakest individual country constituent of the MSCI EM Index, followed at some distance by the Philippines, Indonesia and the Czech Republic, which also significantly lagged the MSCI EM Index during the Reporting Period.

International Equities

International equities advanced during the Reporting Period, with the MSCI Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posting a return of 11.47%.*

In early November 2016, soon after the Reporting Period started, international equities rallied on the unexpected outcome of the U.S. presidential election. Investors appeared optimistic about the potential pro-growth effect of the incoming Administration’s fiscal stimulus plan. That said, U.S. dollar appreciation against local currencies detracted from their U.S. dollar performance. International equities then saw a strong advance during an eventful December 2016, with the resignation of Italy’s prime minister after voters’ rejection of its constitutional referendum, the Fed’s interest rate hike, and the European Central Bank’s (“ECB”) decision to slow its monthly pace of quantitative easing while extending its quantitative easing program to the end of 2017.

International equities continued their rally in early January 2017 on the prospect of deregulation following executive orders from the Administration on oil pipelines and optimism around infrastructure spending. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, the Fed raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the Bank of Japan maintaining its policy rate. Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

*All	index returns are expressed in U.S. dollar terms.

4

MARKET REVIEW

In April 2017, first-round results in France’s presidential election, which were widely interpreted by investors as pro-market, buoyed global equities broadly. Strong first quarter 2017 corporate earnings results and a firm economic backdrop were also supportive for equity markets. A health care bill setback in the U.S. Congress tempered U.S. policy optimism, but an ambitious tax reform proposal from the White House subsequently lifted market sentiment. Japanese equities were initially hurt by a strong yen, which rose amid the political uncertainty and geopolitical tensions around the world. Various geopolitical events, such as a North Korean ballistic missile launch, a U.S. airstrike in Syria and terrorism in Russia all contributed negatively to investor sentiment. However, Japanese equities bounced back as yen strength faded with recovering global risk appetite.

For the Reporting Period as a whole, financials, information technology and industrials were the best performing sectors in the MSCI EAFE Index. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, utilities and real estate.

From a country perspective, China, Austria and Sweden were the best performing individual constituents of the MSCI EAFE Index during the Reporting Period. New Zealand was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period and the only one to post a negative return, followed by Israel, Japan and Norway.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

5

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 9.44%, 9.13%, 9.67%, 9.69%, 9.43% and 9.82%, respectively. These returns compare to the 8.88% cumulative total return of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance. Our country/currency selection strategy detracted slightly from relative returns.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Valuation was our best performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum, Profitability, Sentiment and Quality also bolstered results. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

The Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

6

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, the Fund benefited from stock selection in the energy, consumer discretionary and consumer staples sectors. Its performance was held back by our investments in the telecommunication services, utilities and industrials sectors.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Among individual stock positions, the Fund was aided during the Reporting Period by overweight positions in Polski Koncern Naftowy (“PKN”) Orlen, a Poland-based oil refiner; OAO Rosneft Oil Company (“Rosneft”), a Russian oil company; and Samsung Electronics, a South Korea-based electronic products manufacturer. The overweights in PKN Orlen and Samsung Electronics were due to our positive views on Momentum and Profitability. We adopted the overweight in Rosneft based on our positive views on Quality and Momentum.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its overweight positions in Cosan SA Industria e Comercio (“Cosan”), a Brazilian agricultural, energy and food conglomerate; Charoen Pokphand Foods PCL, a Thailand-based agro-industrial and food conglomerate; and Micro-Star International, a Taiwan-based information technology company. Our positive views on Momentum and Valuation led us to overweight Cosan, while the Fund was overweight Charoen Pokphand Foods PLC because of our positive views on Sentiment and Valuation. We chose to overweight Micro-Star International as a result of our positive views on Momentum and Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy detracted slightly from the Fund’s relative returns. During the Reporting Period, the Fund was hampered by underweight positions in Mexico, India and Taiwan. Its overweight positions compared to the Index in Russia, China and Turkey enhanced relative results.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy—Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from neutral positions to overweight positions relative to the Index in Chile and Brazil. We also moved the Fund from an underweight to a neutral position in Poland, from an overweight to a neutral position in Thailand, and from a neutral position to an underweight in Turkey. We decreased the size of the Fund’s overweight compared to the Index in South Korea during the Reporting Period.

7

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 3, 2017, William Fallon no longer served as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund are Len Ioffe, Osman Ali, James Park and Dennis Walsh.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, telecommunication services, real estate and industrials sectors. Compared to the Index, the Fund was underweight the consumer staples, health care, utilities and consumer discretionary sectors. The Fund was relatively neutral compared to the Index in the materials, financials and energy sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight China, South Korea, Russia, Chile and Brazil relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight India and Turkey. The Fund was relatively neutral compared to the Index in Thailand, South Africa, Malaysia, Indonesia, Mexico, Czech Republic, Hungary, Egypt, Greece, Peru, Colombia, United Arab Emirates, Qatar, Poland, Philippines and Taiwan at the end of the Reporting Period.

8

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI@ Emerging Markets Standard Index[2]
Class A	9.44%	8.88%
Class C	9.13	8.88
Institutional	9.67	8.88
Class IR	9.69	8.88
Class R	9.43	8.88
Class R6	9.82	8.88

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Standard Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2017, the MSCI® Emerging Markets Standard Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. (Effective June 1, 2017, after the end of the Reporting Period, Pakistan was reclassified from the MSCI Emerging and Frontier Markets Index to the MSCI Emerging Markets Standard Index.) Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	12.64%	1.38%	-0.36%	10/5/07
Class C	17.35	1.76	-0.47	10/5/07
Institutional	19.74	2.94	0.63	10/5/07
Class IR	19.65	2.79	4.37	8/31/10
Class R	19.00	N/A	4.38	2/28/14
Class R6	19.80	N/A	6.70	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.52%	1.63%
Class C	2.27	2.39
Institutional	1.15	1.22
Class IR	1.27	1.37
Class R	1.77	1.88
Class R6	1.13	1.20

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Total Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	4.9%	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.2	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	2.7	Software & Services	China
China Mobile Ltd.	2.2	Telecommunication Services	China
China Construction Bank Corp. Class H	2.0	Banks	China
Sberbank of Russia PJSC	1.8	Banks	Russia
NetEase, Inc. ADR	1.7	Software & Services	China
Industrial & Commercial Bank of China Ltd. Class H	1.7	Banks	China
Mobile TeleSystems PJSC ADR	1.4	Telecommunication Services	Russia
Polski Koncern Naftowy ORLEN SA	1.4	Energy	Poland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 12.92%, 12.44%, 13.13%, 12.82%, 13.09%, 12.79% and 13.06%, respectively. These returns compare to the 11.47% cumulative total return of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance during the Reporting Period. Our country/currency selection strategy also contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes boosted the Fund’s relative returns. Valuation was our best performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum, Quality and Sentiment also added to results. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

The impact of our Profitability theme on relative performance was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

12

PORTFOLIO RESULTS

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, security selection added to the Fund’s relative performance. Investments in the information technology, health care, and materials sectors contributed positively. Stock picks in the financials, industrials and consumer staples sectors detracted from returns.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Actelion, STMicroelectronics and BlueScope Steel during the Reporting Period. We decided to overweight Actelion, a Switzerland-based pharmaceuticals and biotechnology company, because of our positive views on Sentiment and Valuation. The overweight in French-Italian electronics and semiconductor manufacturer STMicroelectronics was the result of our positive views on Valuation. Our positive views on Sentiment and Valuation led to the Fund’s overweight in BlueScope Steel, an Australia-based steel producer.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	In terms of individual positions, the Fund was hurt by an overweight in Vestas Wind Systems as well as by underweights in Unilever and ASML Holdings. The overweight in Vestas Wind Systems, a Denmark-based wind turbine manufacturer, was due to our positive views on Sentiment and Valuation. We adopted the underweight in Netherlands-U.K. consumer goods company Unilever as a result of our negative views on Valuation and Momentum.

The Fund was underweight ASML Holdings, a Netherlands-based supplier of photolithography systems for the semiconductor industry, because of our negative views on Valuation and Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy added to the Fund’s relative returns during the Reporting Period. Overweight positions compared to the Index in Spain and Australia, as well as an underweight in Japan, contributed most positively.

The Fund was hampered by underweight positions in France and Switzerland and by an overweight position in Norway.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy—Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from underweight positions relative to the Index in Japan, Sweden and Australia to overweight positions. We moved the Fund from an overweight in the Netherlands to a neutral position. In addition, we increased the Fund’s already underweight position in Switzerland and decreased the size of its overweight position in Germany.

13

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 3, 2017, William Fallon no longer served as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund are Len Ioffe, Osman Ali, James Park and Takashi Suwabe.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology sector. Compared to the Index, the Fund was underweight the telecommunication services, energy, consumer staples, utilities, financials and health care sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, industrials, materials and real estate sectors at the end of the Reporting Period. Also, at the end of the Reporting Period, a notable percentage of Fund assets was invested in Investment Company assets.

In terms of countries, the Fund was overweight relative to the Index in Australia, Japan, Sweden, Norway, Spain and Germany. Compared to the Index, the Fund was underweight in the U.K. and Switzerland. The Fund was relatively neutral compared to the Index in Italy, Netherlands, Hong Kong, Portugal, New Zealand, Austria, Denmark, Ireland, Israel, Finland, France, Belgium and Singapore at the end of the Reporting Period.

14

FUND BASICS

International Equity Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]
Class A	12.92%	11.47%
Class C	12.44	11.47
Institutional	13.13	11.47
Service	12.82	11.47
Class IR	13.09	11.47
Class R	12.79	11.47
Class R6	13.06	11.47

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2017, the MSCI® EAFE Standard (Net) Index consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.95%	6.23%	0.24%	3.42%	8/15/97
Class C	12.29	6.63	0.07	3.04	8/15/97
Institutional	14.63	7.87	1.23	4.22	8/15/97
Service	14.01	7.31	0.72	3.71	8/15/97
Class IR	14.53	7.69	N/A	0.43	11/30/07
Class R	13.88	7.16	N/A	-0.04	11/30/07
Class R6	14.67	N/A	N/A	4.57	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.39%
Class C	1.95	2.14
Institutional	0.85	0.99
Service	1.35	1.49
Class IR	0.95	1.14
Class R	1.45	1.64
Class R6	0.83	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Total Net Assets	Line of Business	Country
Banco Santander SA	1.9%	Banks	Spain
Bayer AG (Registered)	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Germany
ING Groep NV	1.7	Banks	Netherlands
British American Tobacco plc	1.6	Food, Beverage & Tobacco	United Kingdom
HSBC Holdings plc	1.4	Banks	United Kingdom
Diageo plc	1.3	Food, Beverage & Tobacco	United Kingdom
BASF SE	1.3	Materials	Germany
AIA Group Ltd.	1.3	Insurance	Hong Kong
Infineon Technologies AG	1.1	Semiconductors & Semiconductor Equipment	Germany
Sumitomo Mitsui Financial Group, Inc.	1.1	Banks	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 3.2% of the Fund’s net assets at April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated cumulative total returns, without sales charges, of 13.19%, 12.96%, 13.55%, 13.48% and 13.56%, respectively. These returns compare to the 12.57% cumulative total return of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes contributed positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns. Our best performing theme was Valuation. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum, Sentiment and Quality also boosted returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

The impact of our Profitability theme on relative performance was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected

18

PORTFOLIO RESULTS

using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, stock selection overall added to the Fund’s relative performance. Investments in the materials, information technology and consumer discretionary sectors contributed positively. Stock picks in the industrials and consumer staples sectors detracted from relative results.

Q	Which stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	The Fund benefited from overweight positions in BE Semiconductor Industries, a Netherlands-based supplier of semiconductor assembly equipment; Subsea 7, a U.K.-headquartered subsea engineering, construction and services company; and Makino Milling Machine (“Makino”), a Japan-headquartered machine tool builder. We assumed the overweight in BE Semiconductor Industries because of our positive views on Momentum and Sentiment. Our positive views on Momentum and Valuation led to the Fund’s overweight positions in Subsea 7 and Makino.

Q	Which stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Overweight positions in IG Group Holdings, SalMar and Royal Unibrew detracted from relative performance during the Reporting Period. The Fund held an overweight position in U.K.-based IG Group Holdings, which provides trading in financial derivatives, because of our positive views on Management and Momentum. We chose to overweight Norwegian fish farm company SalMar as a result of our positive views on Valuation and Quality. The Fund was overweight Royal Unibrew, a Denmark-based brewing and beverage company, due to our positive views on Sentiment and Quality.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund was aided during the Reporting Period by its overweight positions relative to the Index in Japan, the Netherlands, Australia and Belgium.

Compared to the Index, the Fund was hurt by its underweight positions in France, the U.K. and Israel. Our security selection in all these countries drove the Fund’s results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight positions relative to the Index in Germany and Denmark. We increased its underweight position in the U.K. and decreased its underweight position in Sweden. Compared to the Index, we shifted the Fund from a neutral position to an underweight position in France and from an overweight to a neutral position in Norway.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the industrials, information technology and consumer discretionary sectors. Compared to the Index, the Fund was underweight the consumer staples, financials, utilities and real estate sectors. The Fund was relatively neutral compared to the Index in the materials, energy, telecommunication services and health care sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Germany, Australia, Switzerland, Denmark, Japan and Belgium relative to the Index. Compared to the Index, the Fund was underweight the U.K., Sweden, France, Hong Kong, New Zealand and Ireland. It was relatively neutral compared to the Index in Norway, the Netherlands, Italy, Portugal, Finland, Spain, Singapore, Austria and Israel at the end of the Reporting Period.

19

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]
Class A	13.19%	12.57%
Class C	12.96	12.57
Institutional	13.55	12.57
Class IR	13.48	12.57
Class R6	13.56	12.57

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. MSCI® selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	5.75%	8.42%	3.61%	9/28/07
Class C	9.92	8.83	3.47	9/28/07
Institutional	12.22	10.08	4.65	9/28/07
Class IR	12.05	9.92	11.24	8/31/10
Class R6	12.34	N/A	6.13	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.39%
Class C	2.05	2.14
Institutional	0.90	0.98
Class IR	1.05	1.13
Class R6	0.88	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Total Net Assets	Line of Business	Country
Subsea 7 SA	1.2%	Energy	United Kingdom
BE Semiconductor Industries NV	1.1	Semiconductors & Semiconductor Equipment	Netherlands
Micro Focus International plc	1.1	Software & Services	United Kingdom
Inchcape plc	1.1	Retailing	United Kingdom
Spirax-Sarco Engineering plc	1.1	Capital Goods	United Kingdom
Georg Fischer AG (Registered)	1.0	Capital Goods	Switzerland
Tosoh Corp.	1.0	Materials	Japan
Aareal Bank AG	1.0	Banks	Germany
SCREEN Holdings Co. Ltd.	1.0	Semiconductors & Semiconductor Equipment	Japan
JM AB	1.0	Consumer Durables & Apparel	Sweden

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at April 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 85.4%
Brazil – 7.7%
894,500	Banco Bradesco SA (Banks)*	$9,173,131
1,412,700	Banco Bradesco SA ADR (Banks)*	14,903,985
736,900	Banco do Brasil SA (Banks)*	7,626,586
555,000	Banco do Estado do Rio Grande do Sul SA (Preference) Class B (Banks)(a)	2,484,696
1,566,000	Banco Santander Brasil SA ADR (Banks)(b)	13,420,620
464,100	Centrais Eletricas Brasileiras SA (Utilities)*	2,640,679
933,700	Centrais Electricas Brasilieras SA (Preference) Class B (Utilities)*(a)	6,736,419
347,600	Cosan SA Industria e Comercio (Energy)	4,064,031
911,800	EcoRodovias Infraestrutura e Logistica SA (Transportation)	2,711,801
987,300	Estacio Participacoes SA (Consumer Services)	5,546,087
59,900	Fleury SA (Health Care Equipment & Services)	991,146
562,640	Itau Unibanco Holding SA (Preference) (Banks)(a)	6,959,325
876,600	Kroton Educacional SA (Consumer Services)	4,128,848
68,100	M Dias Branco SA (Food, Beverage & Tobacco)*	1,045,514
949,200	MRV Engenharia e Participacoes SA (Consumer Durables & Apparel)	4,766,859
88,600	Qualicorp SA (Health Care Equipment & Services)	630,853
154,340	TIM Participacoes SA ADR (Telecommunication Services)	2,486,417
206,100	Transmissora Alianca de Energia Eletrica SA (Utilities)	1,494,104
466,400	Vale SA SA (Preference) (Materials)(a)	3,858,687
389,300	WEG SA (Capital Goods)	2,170,920

		97,840,708

Chile – 1.4%
258,876	CAP SA (Materials)	2,703,632
414,904	Sociedad Quimica y Minera de Chile SA ADR (Materials)	14,749,837

		17,453,469

China – 24.5%
4,772,000	Agile Group Holdings Ltd. (Real Estate)	4,265,126
34,580,000	Agricultural Bank of China Ltd. Class H (Banks)	15,941,041
150,200	Alibaba Group Holding Ltd. ADR (Software & Services)*	17,348,100
4,210,500	BAIC Motor Corp. Ltd. Class H (Automobiles & Components)(c)	4,051,611
13,924,000	Bank of China Ltd. Class H (Banks)	6,735,220

Common Stocks – (continued)
China – (continued)
14,931,000	China CITIC Bank Corp. Ltd. Class H (Banks)	9,451,637
31,759,000	China Construction Bank Corp. Class H (Banks)	25,777,630
3,372,000	China Lesso Group Holdings Ltd. (Capital Goods)	2,684,685
27,500	China Lodging Group Ltd. ADR (Consumer Services)*	1,951,950
5,046,500	China Merchants Bank Co. Ltd. Class H (Banks)	13,075,549
2,597,000	China Mobile Ltd. (Telecommunication Services)	27,649,279
550,000	China Railway Group Ltd. Class H (Capital Goods)	465,170
148,000	China Resources Beer Holdings Co. Ltd. (Food, Beverage & Tobacco)*	355,921
6,978,000	China Shenhua Energy Co. Ltd. Class H (Energy)	16,243,406
1,954,500	China Vanke Co. Ltd. Class H (Real Estate)	4,952,708
11,139,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	7,650,074
18,073,000	Country Garden Holdings Co. Ltd. (Real Estate)	17,188,339
2,976,000	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles & Components)	4,625,008
1,585,600	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	2,668,829
32,553,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	21,220,194
2,470,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	3,644,733
2,325,500	KWG Property Holding Ltd. (Real Estate)	1,756,707
2,090,500	Longfor Properties Co. Ltd. (Real Estate)	3,617,250
82,700	NetEase, Inc. ADR (Software & Services)	21,947,753
259,200	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	16,728,768
250,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	790,912
17,900	SINA Corp. (Software & Services)*	1,374,899
5,554,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Materials)	3,103,496
709,600	Sinopharm Group Co. Ltd. Class H (Health Care Equipment & Services)	3,180,602
338,000	Sinotruk Hong Kong Ltd. (Capital Goods)	234,740
27,300	TAL Education Group ADR (Consumer Services)*	3,251,703

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
1,106,200	Tencent Holdings Ltd. (Software & Services)	$34,660,940
6,801,000	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	5,588,060
7,556,000	Yuzhou Properties Co. Ltd. (Real Estate)	3,444,981
4,418,000	Zhejiang Expressway Co. Ltd. Class H (Transportation)	5,495,925

		313,122,946

Hong Kong – 2.2%
835,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)	1,936,213
1,543,500	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	5,559,004
4,401,000	Kingboard Laminates Holdings Ltd. (Technology Hardware & Equipment)	5,304,286
3,558,000	Nine Dragons Paper Holdings Ltd. (Materials)	3,837,176
605,000	Shimao Property Holdings Ltd. (Real Estate)	971,040
6,043,000	WH Group Ltd. (Food, Beverage & Tobacco)(c)	5,391,284
5,776,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	5,118,301

		28,117,304

Hungary – 0.5%
248,670	OTP Bank plc (Banks)	6,991,695

India – 4.7%
43,983	Bajaj Auto Ltd. (Automobiles & Components)	1,958,032
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	1,914,387
1,833,314	Bharat Electronics Ltd. (Capital Goods)	5,213,139
917,616	Bharat Petroleum Corp. Ltd. (Energy)	10,260,169
177,133	Coal India Ltd. (Energy)	761,714
17,507	Eicher Motors Ltd. (Capital Goods)*	7,085,754
665,041	Hindalco Industries Ltd. (Materials)	2,057,901
50,024	Hindustan Petroleum Corp. Ltd. (Energy)	416,969
2,491,365	ITC Ltd. (Food, Beverage & Tobacco)	10,757,284
759,835	NMDC Ltd. (Materials)	1,506,234
1,982,733	Oil & Natural Gas Corp. Ltd. (Energy)	5,745,100
288,919	Petronet LNG Ltd. (Energy)	1,901,534
332,842	Power Finance Corp. Ltd. (Diversified Financials)	827,026

Common Stocks – (continued)
India – (continued)
483,030	Tata Power Co. Ltd. (The) (Utilities)	633,034
2,451,426	Vedanta Ltd. (Materials)	9,269,487

		60,307,764

Indonesia – 1.7%
1,649,400	Astra International Tbk. PT (Automobiles & Components)	1,105,415
495,800	Bank Mandiri Persero Tbk. PT (Banks)	433,880
1,406,000	Indo Tambangraya Megah Tbk. PT (Energy)	2,015,941
965,500	Tambang Batubara Bukit Asam Persero Tbk. PT (Energy)*	915,495
44,655,800	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	14,731,347
1,146,300	United Tractors Tbk. PT (Energy)	2,311,197

		21,513,275

Luxembourg – 0.5%
234,200	Ternium SA ADR (Materials)	5,929,944

Malaysia – 1.5%
855,100	AirAsia Bhd. (Transportation)	659,542
2,569,800	Genting Bhd. (Consumer Services)	5,820,366
6,585,000	Genting Malaysia Bhd. (Consumer Services)	8,899,610
548,800	Malaysia Airports Holdings Bhd. (Transportation)	960,811
852,200	MISC Bhd. (Transportation)	1,434,775
1,856,700	Westports Holdings Bhd. (Transportation)	1,711,551

		19,486,655

Mexico – 2.1%
287,375	America Movil SAB de CV Class L ADR (Telecommunication Services)	4,422,701
152,660	Cemex SAB de CV ADR (Materials)*	1,407,525
87,100	Coca-Cola Femsa SAB de CVSeries L (Food, Beverage & Tobacco)	633,034
14,320	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,289,373
138,100	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)*	766,381
135,700	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	1,395,547
3,968	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	751,539
271,900	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,573,605

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
566,720	Grupo Financiero Santander Mexico SAB de CV Class B ADR (Banks)	$5,162,819
4,307,800	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	9,725,316

		27,127,840

Philippines – 0.4%
16,115	GT Capital Holdings, Inc. (Diversified Financials)	406,542
1,523,070	International Container Terminal Services, Inc. (Transportation)	2,711,425
518,500	Semirara Mining & Power Corp. (Energy)	1,546,212

		4,664,179

Poland – 1.8%
19,919	Bank Zachodni WBK SA (Banks)*	1,827,901
207,183	Grupa Lotos SA (Energy)*	3,227,579
594,831	Polski Koncern Naftowy ORLEN SA (Energy)	17,776,880

		22,832,360

Qatar – 0.1%
128,075	Barwa Real Estate Co. (Real Estate)	1,197,160

Russia – 5.3%
1,243,900	Aeroflot PJSC (Transportation)*	3,840,159
1,830,000	Alrosa PJSC (Materials)	3,154,793
32,652	Bashneft PJSC (Energy)	1,819,947
59,936	LUKOIL PJSC ADR (Energy)	2,969,829
4,731,000	Magnitogorsk Iron & Steel OJSC (Materials)	2,816,583
1,732,616	Mobile TeleSystems PJSC ADR (Telecommunication Services)	17,880,597
104,575	Novolipetsk Steel PJSC GDR (Materials)	1,982,763
8,118,740	Sberbank of Russia PJSC (Banks)	23,581,352
684,760	Severstal PJSC GDR (Materials)	9,353,473
22,640	X5 Retail Group NV GDR (Food & Staples Retailing)*	798,060

		68,197,556

South Africa – 5.0%
210,214	Barclays Africa Group Ltd. (Banks)	2,308,778
564,971	Barloworld Ltd. (Capital Goods)	5,090,922
2,329,051	FirstRand Ltd. (Diversified Financials)	8,689,274
211,441	Hyprop Investments Ltd. (REIT)	1,953,065
77,472	Naspers Ltd. Class N (Media)	14,731,418
618,256	Nedbank Group Ltd. (Banks)	10,423,701
1,317,785	Standard Bank Group Ltd. (Banks)	14,633,454
822,382	Telkom SA SOC Ltd. (Telecommunication Services)	4,601,832
32,254	Tiger Brands Ltd. (Food, Beverage & Tobacco)	974,130

		63,406,574

Common Stocks – (continued)
South Korea – 13.9%
6,692	Com2uSCorp. (Software & Services)	705,351
23,819	Doosan Corp. (Capital Goods)	2,033,529
59,950	Doosan Infracore Co. Ltd. (Capital Goods)*	495,832
6,808	GS Home Shopping, Inc. (Retailing)	1,217,530
34,280	GS Retail Co. Ltd. (Food & Staples Retailing)	1,599,434
311,331	Hana Financial Group, Inc. (Banks)	10,692,674
12,650	Hankook Tire Co. Ltd. (Automobiles & Components)	654,643
27,864	Hanwha Corp. (Capital Goods)	977,529
71,908	Hanwha Life Insurance Co. Ltd. (Insurance)	388,418
177,992	Hyundai Development Co.-Engineering & Construction (Capital Goods)	6,986,110
9,275	Hyundai Heavy Industries Co. Ltd. (Capital Goods)*	1,344,912
27,137	KB Financial Group, Inc. (Banks)	1,192,873
78,086	KT&G Corp. (Food, Beverage & Tobacco)	6,963,613
679,523	LG Display Co. Ltd. (Technology Hardware & Equipment)	17,510,035
56,042	LG Electronics, Inc. (Consumer Durables & Apparel)	3,401,955
3,589	LG Hausys Ltd. (Capital Goods)	315,222
1,760	Lotte Chemical Corp. (Materials)	528,344
80,718	LS Corp. (Capital Goods)	4,618,755
16,712	Modetour Network, Inc. (Consumer Services)	580,125
2,676	NAVER Corp. (Software & Services)	1,880,757
16,565	NCSoft Corp. (Software & Services)	5,238,611
61,436	Poongsan Corp. (Materials)	2,105,899
186,834	Posco Daewoo Corp. (Capital Goods)	3,936,774
32,026	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	62,784,701
6,688	SFA Engineering Corp. (Technology Hardware & Equipment)	459,348
31,436	Shinhan Financial Group Co. Ltd. (Banks)	1,312,498
265,406	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	12,573,186
15,960	SK Innovation Co. Ltd. (Energy)	2,394,399
82,427	SK Telecom Co. Ltd. (Telecommunication Services)	17,399,155
398,055	Woori Bank (Banks)	5,219,659

		177,511,871

Taiwan – 10.5%
3,321,000	AmTRAN Technology Co. Ltd. (Consumer Durables & Apparel)	2,413,832

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
251,000	Asustek Computer, Inc. (Technology Hardware & Equipment)	$2,465,919
522,000	CTCI Corp. (Capital Goods)	913,986
679,000	E Ink Holdings, Inc. (Technology Hardware & Equipment)	692,611
1,911,000	Formosa Chemicals & Fibre Corp. (Materials)	5,876,299
212,000	General Interface Solution Holding Ltd. (Technology Hardware & Equipment)	1,182,014
2,488,000	Highwealth Construction Corp. (Real Estate)	4,194,086
5,367,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	17,567,066
668,000	Huaku Development Co. Ltd. (Real Estate)	1,531,935
2,786,978	Lite-On Technology Corp. (Technology Hardware & Equipment)	4,861,478
1,083,000	Merry Electronics Co. Ltd. (Technology Hardware & Equipment)	6,410,753
1,854,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	3,713,457
1,982,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	6,217,984
1,457,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	3,037,247
1,447,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	4,893,398
686,000	Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	2,058,949
416,000	Systex Corp. (Software & Services)	835,414
1,630,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	53,923,942
51,000	Taiwan Styrene Monomer (Materials)	39,097
105,000	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)	445,193
537,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,756,822
552,000	Tripod Technology Corp. (Technology Hardware & Equipment)	1,560,006
320,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	610,298

Common Stocks – (continued)
Taiwan – (continued)
7,448,000	Wistron Corp. (Technology Hardware & Equipment)	7,031,620

		134,233,406

Thailand – 1.0%
509,700	Kiatnakin Bank PCL (Banks)	1,004,612
1,081,297	PTT Global Chemical PCL (Materials)	2,340,485
429,500	Supalai PCL (Real Estate)	305,213
3,763,800	Thai Oil PCL (Energy)	8,481,017

		12,131,327

Turkey – 0.6%
167,700	Arcelik A/S (Consumer Durables & Apparel)	1,118,045
2,553,991	Eregli Demir ve Celik Fabrikalari TAS (Materials)	4,678,412
919,853	Turkiye Is Bankasi Class C (Banks)	1,815,362

		7,611,819

TOTAL COMMON STOCKS
(Cost $943,541,428)		$1,089,677,852

Shares	Distribution Rate	Value

Investment Company(d)(e) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
5,405	0.656%	$5,405
(Cost $5,405)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $943,546,833)		$1,089,683,257

Securities Lending Reinvestment Vehicle(d)(e) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
6,360,375	0.656%	$6,360,375
(Cost $6,360,375)

TOTAL INVESTMENTS – 85.9%
(Cost $949,907,208)		$1,096,043,632

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.1%		179,875,809

NET ASSETS – 100.0%		$1,275,919,441

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	All or a portion of security is on loan.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,442,895, which represents approximately 0.7% of net assets as of April 30, 2017.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Emerging Markets Mini Index	3,421	June 2017	$167,457,950	$(122,642)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.4%
Australia – 10.0%
320,935	AGL Energy Ltd. (Utilities)	$6,425,388
458,648	Aristocrat Leisure Ltd. (Consumer Services)	6,740,143
77,920	ASX Ltd. (Diversified Financials)	2,953,924
1,569,308	Aurizon Holdings Ltd. (Transportation)	6,051,487
82,141	Australia & New Zealand Banking Group Ltd. (Banks)	2,010,729
304,862	BHP Billiton Ltd. (Materials)	5,427,747
346,705	BHP Billiton plc (Materials)	5,285,590
478,941	BlueScope Steel Ltd. (Materials)	4,184,479
47,751	Caltex Australia Ltd. (Energy)	1,065,864
102,726	Challenger Ltd. (Diversified Financials)	1,014,614
818,220	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	5,734,425
8,349	Cochlear Ltd. (Health Care Equipment & Services)	873,976
344,832	Computershare Ltd. (Software & Services)	3,801,447
69,015	CSR Ltd. (Materials)	253,071
493,556	Dexus Property Group (REIT)	3,768,765
202,950	Downer EDI Ltd. (Commercial & Professional Services)	891,832
1,194,699	Fortescue Metals Group Ltd. (Materials)	4,735,373
88,691	Investa Office Fund (REIT)	315,316
62,529	Macquarie Group Ltd. (Diversified Financials)	4,343,692
108,590	Mirvac Group (REIT)	184,440
18,815	National Australia Bank Ltd. (Banks)	477,565
386,801	OZ Minerals Ltd. (Materials)	2,053,850
619,314	South32 Ltd. (Materials)	1,283,402
1,081,289	Stockland (REIT)	3,924,372
456,623	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	4,099,725
49,854	Wesfarmers Ltd. (Food & Staples Retailing)	1,604,778
1,103,102	Whitehaven Coal Ltd. (Energy)*	2,256,429

		81,762,423

Austria – 0.0%
4,060	Strabag SE (Capital Goods)	166,039

Belgium – 0.5%
42,037	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	3,682,802

China – 0.2%
1,062,000	FIH Mobile Ltd. (Technology Hardware & Equipment)	364,324
860,500	Fosun International Ltd. (Capital Goods)	1,301,474
210,100	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	172,629

		1,838,427

Common Stocks – (continued)
Denmark – 1.4%
176,733	Danske Bank A/S (Banks)	6,425,752
8,145	ISS A/S (Commercial & Professional Services)	337,856
108,129	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,210,203
3,558	Sydbank A/S (Banks)	129,421

		11,103,232

Finland – 0.4%
20,609	Cramo OYJ (Capital Goods)	535,867
70,402	Nokian Renkaat OYJ (Automobiles & Components)	3,025,936

		3,561,803

France – 9.2%
573,785	Air France-KLM (Transportation)*	4,820,438
49,463	Arkema SA (Materials)	5,237,294
47,505	Atos SE (Software & Services)	6,222,459
87,123	BNP Paribas SA (Banks)	6,148,898
6,801	Chargeurs SA (Consumer Durables & Apparel)	169,725
132,892	Cie de Saint-Gobain (Capital Goods)	7,170,438
54,875	Cie Generale des Etablissements Michelin (Automobiles & Components)	7,177,712
76,565	Eutelsat Communications SA (Media)	1,811,490
16,763	Gecina SA (REIT)	2,384,176
7,837	Metropole Television SA (Media)	178,404
29,734	Orange SA (Telecommunication Services)	460,204
71,267	Peugeot SA (Automobiles & Components)*	1,494,157
211,376	Rexel SA (Capital Goods)	3,774,826
91,786	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	8,673,211
150,757	Societe Generale SA (Banks)	8,266,417
41,651	Thales SA (Capital Goods)	4,377,790
93,930	Valeo SA (Automobiles & Components)	6,759,212

		75,126,851

Germany – 10.1%
102,283	Aareal Bank AG (Banks)	4,113,909
107,952	BASF SE (Materials)	10,516,577
119,939	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	14,840,431
139,524	Commerzbank AG (Banks)*	1,367,830
12,035	Covestro AG (Materials)(a)	937,905
15,083	CropEnergies AG (Energy)	148,275
356,623	Deutsche Lufthansa AG (Registered) (Transportation)*	6,152,547
30,584	Deutz AG (Capital Goods)*	238,057
12,180	Duerr AG (Capital Goods)	1,213,743
9,520	Elmos Semiconductor AG (Semiconductors & Semiconductor Equipment)	253,013

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
39,528	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	$3,100,914
33,507	Henkel AG & Co. KGaA (Preference) (Household and Personal Products)(b)	4,559,089
27,793	HOCHTIEF AG (Capital Goods)	5,005,323
453,509	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	9,373,833
29,471	Jenoptik AG (Technology Hardware & Equipment)	792,993
11,712	Jungheinrich AG (Preference) (Capital Goods)(b)	407,814
1,843	Koenig & Bauer AG (Capital Goods)*	127,540
47,827	LANXESS AG (Materials)	3,453,418
41,342	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	4,856,516
2,417	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(b)	141,455
50,237	Rheinmetall AG (Capital Goods)	4,611,241
138,860	SchaefflerAG (Preference) (Automobiles & Components)(b)	2,394,996
28,446	Software AG (Software & Services)	1,251,573
65,146	Suedzucker AG (Food, Beverage & Tobacco)	1,394,210
9,784	Volkswagen AG (Preference) (Automobiles & Components)(b)	1,553,179

		82,806,381

Hong Kong – 3.1%
1,489,400	AIA Group Ltd. (Insurance)	10,308,786
673,500	Cheung Kong Property Holdings Ltd. (Real Estate)	4,821,730
13,000	CK Hutchison Holdings Ltd. (Capital Goods)	162,335
103,000	Galaxy Entertainment Group Ltd. (Consumer Services)	572,212
25,600	Jardine Matheson Holdings Ltd. (Capital Goods)	1,647,765
627,000	SJM Holdings Ltd. (Consumer Services)	607,840
791,000	Wheelock & Co. Ltd. (Real Estate)	6,161,426
258,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	228,622
254,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	1,004,133

		25,514,849

Ireland – 0.1%
10,471	Paddy Power Betfair plc (Consumer Services)	1,165,365

Italy – 1.5%
160,538	Enav SpA (Transportation)*(a)	657,130
462,112	Enel SpA (Utilities)	2,196,968

Common Stocks – (continued)
Italy – (continued)
379,471	Eni SpA (Energy)	5,885,981
23,665	Interpump Group SpA (Capital Goods)	627,585
197,457	Leonardo SpA (Capital Goods)*	3,102,970
13,228	Societa Iniziative Autostradali e Servizi SpA (Transportation)	133,286

		12,603,920

Japan – 24.4%
18,200	Ahresty Corp. (Automobiles & Components)	181,947
8,600	Alpine Electronics, Inc. (Consumer Durables & Apparel)	125,142
67,000	Asahi Glass Co. Ltd. (Capital Goods)	580,526
6,700	Asatsu-DK, Inc. (Media)	173,870
59,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	785,952
42,100	Benesse Holdings, Inc. (Consumer Services)	1,270,464
12,700	Canon Marketing Japan, Inc. (Retailing)	267,648
16,500	Central Japan Railway Co. (Transportation)	2,767,193
143,200	Chubu Electric Power Co., Inc. (Utilities)	1,922,738
24,700	CKD Corp. (Capital Goods)	309,311
27,400	CMK Corp. (Technology Hardware & Equipment)*	180,260
107,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,386,840
26,700	Daito Trust Construction Co. Ltd. (Real Estate)	3,928,989
226,700	Daiwa House Industry Co. Ltd. (Real Estate)	6,739,557
15,700	Disco Corp. (Semiconductors & Semiconductor Equipment)	2,483,396
750,000	Fujitsu Ltd. (Software & Services)	4,681,741
1,311,000	Fukuoka Financial Group, Inc. (Banks)	5,980,628
29,100	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	750,192
78,100	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	3,117,685
217,200	Honda Motor Co. Ltd. (Automobiles & Components)	6,321,751
102,700	Japan Airlines Co. Ltd. (Transportation)	3,243,408
410,800	Japan Post Holdings Co. Ltd. (Insurance)	5,097,268
96,300	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,204,457
178,000	JTEKT Corp. (Capital Goods)	2,807,766
54,700	JVC Kenwood Corp. (Consumer Durables & Apparel)	145,808

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
775,300	JXTG Holdings, Inc. (Energy)	$3,498,179
399,000	Kajima Corp. (Capital Goods)	2,709,297
215,000	KDDI Corp. (Telecommunication Services)	5,700,526
16,800	Konami Holdings Corp. (Software & Services)	699,339
10,700	Mabuchi Motor Co. Ltd. (Capital Goods)	604,020
54,000	Makino Milling Machine Co. Ltd. (Capital Goods)	481,076
9,000	Meiko Network Japan Co. Ltd. (Consumer Services)	117,300
83,000	Miraca Holdings, Inc. (Health Care Equipment & Services)	3,826,809
621,600	Mitsubishi Chemical Holdings Corp. (Materials)	4,865,380
335,900	Mitsubishi Corp. (Capital Goods)	7,248,753
60,700	Mitsubishi Gas Chemical Co., Inc. (Materials)	1,297,958
38,200	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	775,952
55,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	349,780
445,200	Mitsui & Co. Ltd. (Capital Goods)	6,286,491
1,011,000	Mitsui Chemicals, Inc. (Materials)	5,172,980
979,400	Mizuho Financial Group, Inc. (Banks)	1,790,274
174,000	Nexon Co. Ltd. (Software & Services)	2,961,368
12,000	NH Foods Ltd. (Food, Beverage & Tobacco)	342,036
401,600	Nikon Corp. (Consumer Durables & Apparel)	5,733,008
724,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	4,490,493
237,400	Nippon Light Metal Holdings Co. Ltd. (Materials)	530,418
17,100	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	82,551
95,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	4,109,857
546,800	Nissan Motor Co. Ltd. (Automobiles & Components)	5,208,585
63,500	Nissin Electric Co. Ltd. (Capital Goods)	750,634
958,100	Nomura Holdings, Inc. (Diversified Financials)	5,757,826
48,000	NTN Corp. (Capital Goods)	244,668
184,500	NTT DOCOMO, Inc. (Telecommunication Services)	4,464,362
16,900	Open House Co. Ltd. (Real Estate)	414,551
453,300	ORIX Corp. (Diversified Financials)	6,927,665
74,700	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,425,934
228,600	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	3,069,294
378,500	Sekisui House Ltd. (Consumer Durables & Apparel)	6,287,570

Common Stocks – (continued)
Japan – (continued)
90,400	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	3,817,952
30,000	Shizuoka Bank Ltd. (The) (Banks)	253,219
91,800	Showa Shell Sekiyu KK (Energy)	886,583
127,700	Skylark Co. Ltd. (Consumer Services)	1,931,335
22,200	SoftBank Group Corp. (Telecommunication Services)	1,683,930
65,000	Start Today Co. Ltd. (Retailing)	1,386,989
243,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	9,030,171
35,500	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,216,079
21,200	Temp Holdings Co. Ltd. (Commercial & Professional Services)	398,944
11,000	Terumo Corp. (Health Care Equipment & Services)	401,704
58,200	THK Co. Ltd. (Capital Goods)	1,501,156
3,600	Token Corp. (Consumer Durables & Apparel)	284,975
62,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	7,526,406
13,500	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	418,725
463,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,660,928
185,000	Tosoh Corp. (Materials)	1,738,741
4,000	Toyota Motor Corp. (Automobiles & Components)	216,483
7,100	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	333,331
10,200	Unipres Corp. (Automobiles & Components)	216,081

		199,583,203

Luxembourg – 0.2%
54,140	ArcelorMittal (Materials)*	425,451
269,700	B&M European Value Retail SA (Retailing)	1,176,957

		1,602,408

Netherlands – 4.2%
114,475	ABN AMRO Group NV CVA (Banks)(a)	3,005,339
865,781	ING Groep NV (Banks)	14,111,834
77,940	Koninklijke DSM NV (Materials)	5,577,249
140,447	NN Group NV (Insurance)	4,656,483
15,383	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	1,626,752
125,479	Royal Dutch Shell plc Class A (Energy)	3,271,844
89,741	Royal Dutch Shell plc Class B (Energy)	2,387,737

		34,637,238

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Norway – 1.9%
517,674	DNB ASA (Banks)(c)	$8,078,987
1,172,657	Norsk Hydro ASA (Materials)	6,682,556
47,683	Tomra Systems ASA (Commercial & Professional Services)	553,969

		15,315,512

Portugal – 0.1%
27,610	Altri SGPS SA (Materials)	128,929
48,237	NOS SGPS SA (Media)	276,302

		405,231

Singapore – 0.4%
147,300	Venture Corp. Ltd. (Technology Hardware & Equipment)	1,285,547
607,700	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,543,602

		2,829,149

South Africa – 0.7%
225,650	Mondi plc (Materials)	5,837,894

Spain – 4.1%
3,021	Amadeus IT Group SA (Software & Services)	163,041
2,336,607	Banco Santander SA (Banks)	15,227,502
442,830	Bankinter SA (Banks)	3,898,217
264,252	Endesa SA (Utilities)	6,223,970
16,016	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	429,881
463,423	Repsol SA (Energy)	7,314,364
28,149	Telefonica SA (Telecommunication Services)	311,327

		33,568,302

Sweden – 4.8%
197,556	Alfa Laval AB (Capital Goods)(c)	4,048,258
85,449	Atlas Copco AB Class B (Capital Goods)(c)	2,839,479
59,971	Boliden AB (Materials)(c)	1,713,270
230,213	Electrolux ABSeries B (Consumer Durables & Apparel)	6,832,049
15,858	Granges AB (Materials)*	164,667
223,180	Husqvarna AB Class B (Consumer Durables & Apparel)	2,218,624
14,011	JM AB (Consumer Durables & Apparel)	492,959
514,753	Sandvik AB (Capital Goods)(c)	8,252,565
40,162	SKF AB Class B (Capital Goods)	881,362
206,578	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	6,839,241
140,042	Swedish Match AB (Food, Beverage & Tobacco)	4,618,099

		38,900,573

Switzerland – 5.2%
322,670	ABB Ltd. (Registered) (Capital Goods)	7,906,791
4,786	Adecco Group AG (Registered) (Commercial & Professional Services)	355,609

Common Stocks – (continued)
Switzerland – (continued)
4,140	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	493,615
7,445	Flughafen Zuerich AG (Registered) (Transportation)	1,640,711
5,969	Georg Fischer AG (Registered) (Capital Goods)	5,628,576
36,656	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	7,500,187
1,292	Rieter Holding AG (Registered) (Capital Goods)*	286,707
2,639	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	690,533
152	Schweiter Technologies AG (Capital Goods)	182,686
555,041	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	8,912,994
2,940	Sulzer AG (Registered) (Capital Goods)	343,049
504,904	UBS Group AG (Registered) (Diversified Financials)	8,619,136

		42,560,594

United Kingdom – 13.1%
614,245	3i Group plc (Diversified Financials)	6,312,620
65,650	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(d)	1,985,913
29,165	Bellway plc (Consumer Durables & Apparel)	1,074,891
198,424	British American Tobacco plc (Food, Beverage & Tobacco)	13,406,194
388,955	Compass Group plc (Consumer Services)	7,853,316
375,993	Diageo plc (Food, Beverage & Tobacco)	10,944,101
14,165	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	662,795
360,414	Direct Line Insurance Group plc (Insurance)	1,628,671
628,779	GKN plc (Automobiles & Components)	2,922,101
1,354,380	HSBC Holdings plc (Banks)	11,168,657
19,337	Intermediate Capital Group plc (Diversified Financials)	195,724
389,374	International Consolidated Airlines Group SA (Transportation)	2,821,776
4,610,105	Lloyds Banking Group plc (Banks)	4,142,303
5,410	Micro Focus International plc (Software & Services)	181,262
239,949	National Grid plc (Utilities)	3,106,923
58,163	Pagegroup plc (Commercial & Professional Services)	376,833

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
173,444	Persimmon plc (Consumer Durables & Apparel)	$5,233,348
193,738	QinetiQ Group plc (Capital Goods)	737,264
40,936	Reckitt Benckiser Group plc (Household & Personal Products)	3,771,742
43,733	RPC Group plc (Materials)	459,411
471,786	Saga plc (Insurance)	1,280,637
297,025	Smiths Group plc (Capital Goods)	6,314,297
19,966	Spirax-Sarco Engineering plc (Capital Goods)	1,344,416
160,404	SSP Group plc (Consumer Services)	924,303
124,041	Subsea 7 SA (Energy)	2,044,151
245,232	Tate & Lyle plc (Food, Beverage & Tobacco)	2,404,927
21,252	Unilever NV CVA (Household & Personal Products)	1,113,296
48,020	Unilever plc (Household & Personal Products)	2,470,549
32,387	Unilever plc ADR (Household & Personal Products)	1,662,749
320,752	Vodafone Group plc ADR (Telecommunication Services)(d)	8,400,495

		106,945,665

United States – 0.8%
109,452	Carnival plc ADR (Consumer Services)(c)(d)	6,734,582

TOTAL COMMON STOCKS
(Cost $710,139,051)		$788,252,443

Shares	Distribution Rate	Value
Investment Company(e)(f) – 14.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
114,651,671	0.656%	$114,651,671
(Cost $114,651,671)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $824,790,722)		$902,904,114

Securities Lending Reinvestment Vehicle(e)(f) – 3.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,795,325	0.656%	$25,795,325
(Cost $25,795,325)

TOTAL INVESTMENTS – 113.6%
(Cost $850,586,047)		$928,699,439

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.6)%		(110,949,451)

NET ASSETS – 100.0%		$817,749,988

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,600,374, which represents approximately 0.6% of net assets as of April 30, 2017.
(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(c)	All or a portion of security is on loan.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Represents an affiliated issuer.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	210	June 2017	$8,024,655	$8,854
FTSE 100 Index	41	June 2017	3,804,844	(49,409)
Hang Seng Index	3	May 2017	473,642	946
MSCI Singapore Index	10	May 2017	248,756	36
SPI 200 Index	14	June 2017	1,549,679	2,970
TSE TOPIX Index	26	June 2017	3,568,513	(49,509)
TOTAL				$(86,112)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 94.8%
Australia – 8.1%
333,186	Adelaide Brighton Ltd. (Materials)	$1,477,172
569,759	Altium Ltd. (Software & Services)	3,493,626
35,546	Ansell Ltd. (Health Care Equipment & Services)	632,753
1,776,742	BlueScope Steel Ltd. (Materials)	15,523,290
189,355	Breville Group Ltd. (Consumer Durables & Apparel)	1,516,880
984,169	BWP Trust (REIT)	2,151,357
4,241,079	Charter Hall Group (REIT)	18,016,214
1,046,448	Costa Group Holdings Ltd. (Food, Beverage & Tobacco)	3,435,014
4,179,084	CSR Ltd. (Materials)	15,324,262
2,709,801	Downer EDI Ltd. (Commercial & Professional Services)	11,907,793
876,926	Genworth Mortgage Insurance Australia Ltd. (Banks)	2,156,529
199,471	GUD Holdings Ltd. (Consumer Durables & Apparel)	1,856,744
250,134	GWA Group Ltd. (Capital Goods)	584,161
4,810,038	Investa Office Fund (REIT)	17,100,746
5,598,654	Metcash Ltd. (Food & Staples Retailing)*	9,013,401
545,640	Mineral Resources Ltd. (Materials)	4,363,876
131,934	Northern Star Resources Ltd. (Materials)	428,957
53,177	Nufarm Ltd. (Materials)	404,159
723,592	OZ Minerals Ltd. (Materials)	3,842,156
263,689	Perpetual Ltd. (Diversified Financials)	10,413,746
663,183	Regis Resources Ltd. (Materials)	1,647,050
1,051,115	Resolute Mining Ltd. (Materials)	975,947
266,235	Seven Group Holdings Ltd. (Capital Goods)	2,208,580
1,425,414	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	1,334,502
38,387	Sirtex Medical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	445,768
8,800,525	Southern Cross Media Group Ltd. Class L (Media)	8,505,846
772,969	St Barbara Ltd. (Materials)*	1,584,359
5,565,030	Whitehaven Coal Ltd. (Energy)*	11,383,439

		151,728,327

Austria – 0.3%
12,433	Porr AG (Capital Goods)	444,896
623,390	UNIQA Insurance Group AG (Insurance)	5,201,973

		5,646,869

Belgium – 3.0%
31,590	Barco NV (Technology Hardware & Equipment)	3,111,097
238,828	Bekaert SA (Materials)	12,021,326
10,937	Cie d’Entreprises CFE (Capital Goods)	1,593,972

Common Stocks – (continued)
Belgium – (continued)
131,231	D’ieteren SA/NV (Retailing)	6,402,765
199,765	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	17,501,130
35,271	Gimv NV (Diversified Financials)	2,152,266
99,549	Melexis NV (Semiconductors & Semiconductor Equipment)	8,298,811
117,919	Orange Belgium SA (Telecommunication Services)	2,459,722
68,086	Tessenderlo Chemie NV (Materials)*	2,794,537

		56,335,626

Canada – 0.0%
85,294	Entertainment One Ltd. (Media)	273,199

China – 0.0%
1,549,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	477,622

Denmark – 2.9%
192,310	Dfds A/S (Transportation)	11,466,740
15,936	FLSmidth & Co. A/S (Capital Goods)	958,026
464,266	GN Store Nord A/S (Health Care Equipment & Services)	12,067,691
117,105	Jyske Bank A/S (Registered) (Banks)	6,262,300
13,665	Royal Unibrew A/S (Food, Beverage & Tobacco)	594,169
32,005	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(a)	558,708
38,385	Schouw & Co. AB (Food, Beverage & Tobacco)	3,951,099
280,596	Spar Nord Bank A/S (Banks)	3,180,659
402,160	Sydbank A/S (Banks)	14,628,408

		53,667,800

Faroe Islands – 0.3%
181,613	Bakkafrost P/F (Food, Beverage & Tobacco)	6,153,130

Finland – 1.4%
120,833	Cramo OYJ (Capital Goods)	3,141,850
388,668	Kemira OYJ (Materials)	4,971,865
207,702	Outokumpu OYJ (Materials)	1,988,951
423,343	Ramirent OYJ (Capital Goods)	4,025,818
703,012	Valmet OYJ (Capital Goods)	12,805,325

		26,933,809

France – 2.7%
1,279,074	Air France-KLM (Transportation)*	10,745,657
31,181	Alten SA (Software & Services)	2,642,513
28,786	Altran Technologies SA (Software & Services)*	482,995
26,444	Euler Hermes Group (Insurance)	2,583,469

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
148,564	IPSOS (Media)	$4,764,298
9,549	Jacquet Metal Service (Capital Goods)	256,311
232,907	Metropole Television SA (Media)	5,301,980
118,806	Neopost SA (Technology Hardware & Equipment)	4,817,714
240,737	Nexity SA (Real Estate)	13,089,451
139,877	SPIE SA (Capital Goods)	3,876,720
45,636	Tarkett SA (Capital Goods)	2,144,223

		50,705,331

Germany – 7.9%
460,752	Aareal Bank AG (Banks)	18,531,835
97,240	alstria office REIT-AG (REIT)*	1,286,038
7,842	Amadeus Fire AG (Commercial & Professional Services)	669,886
46,275	AURELIUS Equity Opportunities SE & Co. KGaA (Diversified Financials)(b)	2,284,212
190,324	Aurubis AG (Materials)	13,300,893
20,174	Carl Zeiss Meditec AG (Health Care Equipment & Services)*	917,077
5,544	Cewe Stiftung & Co. KGAA (Commercial & Professional Services)	504,809
6,778	Deutsche Beteiligungs AG (Diversified Financials)	257,972
694,987	Deutsche Pfandbriefbank AG (Banks)(a)	9,317,820
561,670	Deutz AG (Capital Goods)*	4,371,879
35,298	Duerr AG (Capital Goods)	3,517,462
11,247	Draegerwerk AG & Co. KGaA (Preference) (Health Care & Equipment Services)*(c)	1,230,976
637,143	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	7,440,347
181,095	Freenet AG (Telecommunication Services)	5,683,364
190,324	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	14,930,642
32,160	Grammer AG (Automobiles & Components)	1,973,276
162,930	Hamburger Hafen und Logistik AG (Transportation)	3,087,912
23,168	Homag Group AG (Capital Goods)	1,264,369
55,397	Indus Holding AG (Capital Goods)	3,703,072
8,169	Isra Vision AG (Technology Hardware & Equipment)	1,196,817
217,374	Jenoptik AG (Technology Hardware & Equipment)	5,849,004
79,744	Jungheinrich AG (Preference) (Capital Goods)(c)	2,776,703
618,811	Kloeckner & Co. SE (Capital Goods)*	6,836,198
62,476	Koenig & Bauer AG (Capital Goods)*	4,323,482
123,059	Rheinmetall AG (Capital Goods)	11,295,554
13,148	SMA Solar Technology AG (Semiconductors & Semiconductor Equipment)(b)	340,209
133,356	Software AG (Software & Services)	5,867,426

Common Stocks – (continued)
Germany – (continued)
216,776	Suedzucker AG (Food, Beverage & Tobacco)	4,639,291
528,785	TAG Immobilien AG (Real Estate)	7,528,713
50,780	Takkt AG (Retailing)	1,206,689
82,192	Zeal Network SE (Consumer Services)	2,415,916

		148,549,843

Hong Kong – 1.0%
4,681,000	Champion REIT (REIT)	3,043,613
1,165,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	279,879
162,000	Great Eagle Holdings Ltd. (Real Estate)	803,465
18,084,000	G-Resources Group Ltd. (Materials)	318,513
195,500	Hopewell Holdings Ltd. (Capital Goods)	745,859
1,559,000	Melco International Development Ltd. (Consumer Services)	3,200,730
2,176,000	Shun Tak Holdings Ltd. (Capital Goods)	794,045
1,675,208	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	2,346,073
607,000	Sunlight REIT (REIT)	376,747
7,266,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	2,463,502
5,724,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	5,072,222

		19,444,648

Ireland – 0.0%
54,910	UDG Healthcare plc (Health Care Equipment & Services)	531,830

Israel – 0.3%
4,246,235	El Al Israel Airlines (Transportation)	3,316,748
5,514	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	263,384
426,120	Shufersal Ltd. (Food & Staples Retailing)	2,100,128
10,501	Strauss Group Ltd. (Food, Beverage & Tobacco)	184,563

		5,864,823

Italy – 4.2%
200,936	Ascopiave SpA (Utilities)	792,782
88,076	Banca Generali SpA (Diversified Financials)	2,530,936
202,410	Banca Mediolanum SpA (Diversified Financials)(b)	1,548,196
450,254	Banca Popolare di Sondrio SCPA (Banks)	1,677,521

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
169,845	Biesse SpA (Capital Goods)	$5,230,422
275,788	Cerved Information Solutions SpA (Diversified Financials)	2,944,372
682,357	Credito Valtellinese SpA (Banks)(b)	2,466,480
88,940	De’ Longhi SpA (Consumer Durables & Apparel)	2,711,470
198,690	DiaSorin SpA (Health Care Equipment & Services)	14,890,592
87,585	El.En. SpA (Health Care Equipment & Services)	3,118,833
1,987,603	Enav SpA (Transportation)*(a)	8,135,852
363,522	Hera SpA (Utilities)	1,039,691
454,383	Interpump Group SpA (Capital Goods)	12,050,027
162,636	Iren SpA (Utilities)	342,803
10,186	Italmobiliare SpA (Capital Goods)	570,314
1,029,921	Mediaset SpA (Media)	4,208,981
1,655,999	Saras SpA (Energy)	3,459,693
1,085,110	Societa Cattolica di Assicurazioni SCRL (Insurance)	9,644,805
126,430	Societa Iniziative Autostradali e Servizi SpA (Transportation)	1,273,912
53,969	Unione di Banche Italiane SpA (Banks)(b)	227,401

		78,865,083

Japan – 30.0%
472,000	ADEKA Corp. (Materials)	6,967,095
79,200	Aichi Steel Corp. (Materials)	3,096,528
87,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)	1,268,878
369,500	Asatsu-DK, Inc. (Media)	9,588,824
160,000	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,350,427
244,200	Avex Group Holdings, Inc. (Media)	3,591,503
46,700	BML, Inc. (Health Care Equipment & Services)	1,019,317
171,300	Canon Marketing Japan, Inc. (Retailing)	3,610,085
95,600	Cawachi Ltd. (Food & Staples Retailing)	2,513,766
41,500	Chiyoda Integre Co. Ltd. (Capital Goods)	913,621
39,200	CKD Corp. (Capital Goods)	490,891
28,100	Daibiru Corp. (Real Estate)	259,309
171,000	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,073,720
1,060,700	DCM Holdings Co. Ltd. (Retailing)	9,234,720
25,900	Disco Corp. (Semiconductors & Semiconductor Equipment)	4,096,813
209,300	DMG Mori Co. Ltd. (Capital Goods)	3,456,034
243,100	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	5,155,089
69,200	DTS Corp. (Software & Services)	1,816,751
120,000	Earth Chemical Co. Ltd. (Household & Personal Products)	6,502,753

Common Stocks – (continued)
Japan – (continued)
167,200	EDION Corp. (Retailing)(b)	1,629,901
85,500	Eizo Corp. (Technology Hardware & Equipment)	2,827,207
115,500	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,522,128
46,100	Fancl Corp. (Household & Personal Products)	775,472
168,800	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	2,818,435
127,400	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	2,989,277
132,800	Fuji Soft, Inc. (Software & Services)	3,506,169
76,400	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	2,083,156
196,800	Fujitec Co. Ltd. (Capital Goods)	2,332,306
37,100	Funai Electric Co. Ltd. (Consumer Durables & Apparel)(b)	277,049
128,700	Geo Holdings Corp. (Retailing)	1,421,652
22,300	Glory Ltd. (Capital Goods)	748,800
201,100	Goldcrest Co. Ltd. (Real Estate)	3,575,834
2,664	Hankyu Reit, Inc. (REIT)	3,505,798
572,000	Hanwa Co. Ltd. (Capital Goods)	4,055,705
210,600	Haseko Corp. (Consumer Durables & Apparel)	2,403,942
2,759	Heiwa Real Estate REIT, Inc. (REIT)	2,089,291
120,300	Hitachi Transport System Ltd. (Transportation)	2,556,760
888,300	Hokuhoku Financial Group, Inc. (Banks)	13,952,934
477,500	Hosiden Corp. (Technology Hardware & Equipment)	5,260,331
178,000	Hyakujushi Bank Ltd. (The) (Banks)	589,771
2,619	Industrial & Infrastructure Fund Investment Corp. (REIT)	11,557,303
220,100	Ines Corp. (Software & Services)	2,057,198
4,600	Invincible Investment Corp. (REIT)	1,761,937
29,100	Ishihara Sangyo Kaisha Ltd. (Materials)*	284,938
19,600	Ito En Ltd. (Food, Beverage & Tobacco)	710,714
23,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	314,603
1,194,500	Japan Display, Inc. (Technology Hardware & Equipment)*(b)	2,700,218
2,771	Japan Rental Housing Investments, Inc. (REIT)	1,991,422
1,863,900	JVC Kenwood Corp. (Consumer Durables & Apparel)	4,968,405
43,300	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	801,233
25,200	Kanematsu Electronics Ltd. (Software & Services)	677,396

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
405,400	Keihin Corp. (Automobiles & Components)	$6,378,948
2,777	Kenedix Office Investment Corp. (REIT)	15,734,192
922	Kenedix Residential Investment Corp. (REIT)	2,367,763
1,005,600	Kitz Corp. (Capital Goods)	7,041,527
73,200	Kiyo Bank Ltd. (The) (Banks)	1,143,468
231,900	Kohnan Shoji Co. Ltd. (Retailing)	4,475,043
599,600	Kokuyo Co. Ltd. (Commercial & Professional Services)	7,786,589
16,800	Konoike Transport Co. Ltd. (Transportation)	228,369
453,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	1,011,376
75,000	KYB Corp. (Automobiles & Components)	370,458
84,200	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	1,389,806
147,100	Kyokuto Securities Co. Ltd. (Diversified Financials)	2,193,035
49,100	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,028,609
600,500	Leopalace21 Corp. (Real Estate)	3,191,873
1,369,000	Makino Milling Machine Co. Ltd. (Capital Goods)	12,196,179
62,800	Maruha Nichiro Corp. (Food, Beverage & Tobacco)	1,796,208
113,600	Maruwa Co. Ltd. (Technology Hardware & Equipment)	4,056,907
66,300	Meiko Network Japan Co. Ltd. (Consumer Services)	864,110
81,400	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,260,852
331,200	Mirait Holdings Corp. (Capital Goods)	3,442,305
22,700	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	559,656
49,900	Modec, Inc. (Energy)	1,050,407
34,200	Musashino Bank Ltd. (The) (Banks)	995,147
277,600	Namura Shipbuilding Co. Ltd. (Capital Goods)	1,793,482
118,000	NEC Networks & System Integration Corp. (Software & Services)	2,466,740
953,200	NET One Systems Co. Ltd. (Software & Services)	8,697,300
432,000	Nichias Corp. (Capital Goods)	4,409,775
337,800	Nichicon Corp. (Technology Hardware & Equipment)	3,213,001
538,800	Nichirei Corp. (Food, Beverage & Tobacco)	13,412,121
75,400	Nikkiso Co. Ltd. (Health Care Equipment & Services)	769,986

Common Stocks – (continued)
Japan – (continued)
130,200	Nikkon Holdings Co. Ltd. (Transportation)	2,722,355
15,400	Nippon Ceramic Co. Ltd. (Technology Hardware & Equipment)	327,119
303,200	Nippon Denko Co. Ltd. (Materials)	924,987
4,685,900	Nippon Light Metal Holdings Co. Ltd. (Materials)	10,469,611
372,000	Nippon Soda Co. Ltd. (Materials)	2,015,737
2,838,800	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	13,704,473
260,000	Nippon Thompson Co. Ltd. (Capital Goods)	1,417,454
132,400	Nipro Corp. (Health Care Equipment & Services)	2,008,965
3,204,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	16,297,393
1,048,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	6,201,900
514,400	Nissin Electric Co. Ltd. (Capital Goods)	6,080,725
9,200	Nittetsu Mining Co. Ltd. (Materials)	490,346
162,100	Noritz Corp. (Capital Goods)	3,152,527
942,300	North Pacific Bank Ltd. (Banks)	3,593,374
216,800	NSD Co. Ltd. (Software & Services)	3,534,032
166,625	Okinawa Electric Power Co., Inc. (The) (Utilities)	4,065,217
277,400	Open House Co. Ltd. (Real Estate)	6,804,527
277,300	Paltac Corp. (Retailing)	8,185,199
200,200	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	8,403,669
194,100	Plenus Co. Ltd. (Consumer Services)	4,063,835
880,200	Round One Corp. (Consumer Services)	7,517,374
339,000	Ryobi Ltd. (Capital Goods)	1,491,505
197,500	Saizeriya Co. Ltd. (Consumer Services)	5,546,413
358,500	San-In Godo Bank Ltd. (The) (Banks)	2,918,934
827,000	Sankyu, Inc. (Transportation)	5,252,188
20,900	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,142,083
254,300	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	18,471,418
871,700	Seino Holdings Co. Ltd. (Transportation)	10,095,933
7,275	Sekisui House SI Residential Investment Corp. (REIT)	7,672,192
489,900	Senko Group Holdings Co. Ltd. (Transportation)	3,190,220
477,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,213,956

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
644,600	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	$4,611,163
979,000	Shinmaywa Industries Ltd. (Capital Goods)	8,250,482
316,700	Showa Denko KK (Materials)	6,048,951
329,400	Skylark Co. Ltd. (Consumer Services)	4,981,846
1,102,000	Sumitomo Bakelite Co. Ltd. (Materials)	7,081,662
30,200	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	462,398
26,200	Sumitomo Seika Chemicals Co. Ltd. (Materials)	1,116,620
119,000	Taihei Dengyo Kaisha Ltd. (Capital Goods)	1,181,470
145,035	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	714,146
100,600	Temp Holdings Co. Ltd. (Commercial & Professional Services)	1,893,104
522,100	Toagosei Co. Ltd. (Materials)	6,133,728
131,600	Tokai Carbon Co. Ltd. (Materials)	576,171
9,300	Token Corp. (Consumer Durables & Apparel)	736,186
111,000	Tokyo Broadcasting System Holdings, Inc. (Media)	1,970,327
15,000	Tokyo Century Corp. (Diversified Financials)	517,022
209,700	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,504,200
5,696	Tokyu REIT, Inc. (REIT)	7,066,018
42,400	Topy Industries Ltd. (Materials)	1,155,041
214,500	Tosei Corp. (Real Estate)	1,516,650
1,419,000	Toshiba Machine Co. Ltd. (Capital Goods)	5,895,950
1,974,000	Tosoh Corp. (Materials)	18,552,834
590,000	Tsubakimoto Chain Co. (Capital Goods)	5,186,540
219,000	Tsugami Corp. (Capital Goods)	1,661,244
36,300	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	1,176,385
422,900	TV Asahi Holdings Corp. (Media)	7,825,268
281,000	UACJ Corp. (Materials)	745,586
45,900	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	2,154,912
228,500	Unipres Corp. (Automobiles & Components)	4,840,638
30,400	Wakita & Co. Ltd. (Capital Goods)	350,530
43,000	Warabeya Nichiyo Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,061,047
83,300	Xebio Holdings Co. Ltd. (Retailing)	1,385,395
28,400	Yamato Kogyo Co. Ltd. (Materials)	710,350
208,700	Yodogawa Steel Works Ltd. (Materials)	5,405,917

Common Stocks – (continued)
Japan – (continued)
37,500	Yorozu Corp. (Automobiles & Components)	573,957
6,100	Zenkoku Hosho Co. Ltd. (Diversified Financials)	220,667

		561,318,707

Luxembourg – 0.0%
128,041	B&M European Value Retail SA (Retailing)	558,765

Netherlands – 2.2%
252,565	ASM International NV (Semiconductors & Semiconductor Equipment)(b)	15,202,027
402,233	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	21,028,249
110,320	Brunel International NV (Commercial & Professional Services)	1,876,539
42,220	Corbion NV (Materials)	1,310,270
38,149	Euronext NV (Diversified Financials)(a)	1,871,429
349,050	SRH NV (Diversified Financials)*(b)	—

		41,288,514

Norway – 0.5%
123,189	Borregaard ASA (Materials)	1,383,959
49,804	Skandiabanken ASA (Banks)*(a)	445,348
298,472	SpareBank 1 Nord Norge (Banks)	1,972,780
313,961	SpareBank 1 SMN (Banks)	2,614,550
42,850	Stolt-Nielsen Ltd. (Transportation)	661,265
53,435	TGS Nopec Geophysical Co. ASA (Energy)	1,164,945

		8,242,847

Portugal – 0.5%
254,943	Altri SGPS SA (Materials)	1,190,491
308,467	CTT-Correios de Portugal SA (Transportation)	1,760,646
159,516	Navigator Co. SA (The) (Materials)	674,944
1,068,768	NOS SGPS SA (Media)	6,121,908

		9,747,989

Singapore – 1.3%
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	274,306
133,100	OUE Ltd. (Consumer Services)	195,294
1,836,500	United Engineers Ltd. (Capital Goods)	3,781,715
1,514,800	Venture Corp. Ltd. (Technology Hardware & Equipment)	13,220,280
4,362,210	Yanlord Land Group Ltd. (Real Estate)	5,822,941

		23,294,536

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Spain – 2.2%
96,684	CIE Automotive SA (Automobiles & Components)	$2,078,373
98,417	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	3,954,816
996,292	Ence Energia y Celulosa SA (Materials)	3,547,428
427,450	Gamesa Corp. Tecnologica SA (Capital Goods)	9,218,706
105,587	Hispania Activos Inmobiliarios SOCIMI SA (REIT)	1,594,164
30,191	Let’s GOWEX SA (Telecommunication Services)*	—
1,676,955	Liberbank SA (Banks)*	2,239,618
1,076,681	Mediaset Espana Comunicacion SA (Media)*	14,832,967
220,381	Melia Hotels International SA (Consumer Services)	3,267,889
8,645	Miquel y Costas & Miquel SA (Materials)	267,160

		41,001,121

Sweden – 3.2%
530,011	Betsson AB (Consumer Services)*	4,527,259
104,750	Bilia AB Class A (Retailing)	2,098,557
290,825	Bonava AB Class B (Consumer Durables & Apparel)	4,702,230
118,334	Bure Equity AB (Diversified Financials)	1,463,207
520,293	Granges AB (Materials)*	5,402,639
4,933	Holmen AB Class B (Materials)	207,867
521,093	JM AB (Consumer Durables & Apparel)(b)	18,333,982
154,614	Loomis AB Class B (Commercial & Professional Services)	5,612,139
100,134	Mycronic AB (Technology Hardware & Equipment)(b)	988,821
372,607	Nobina AB (Transportation)(a)	2,271,660
103,648	Saab AB Class B (Capital Goods)	5,135,945
595,679	Scandic Hotels Group AB (Consumer Services)*(a)	6,705,915
23,954	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	1,364,771

		58,814,992

Switzerland – 6.6%
21,098	Bobst Group SA (Registered) (Capital Goods)	2,137,291
10,637	Bossard Holding AG (Registered) Class A (Capital Goods)	2,118,848
32,896	Bucher Industries AG (Registered) (Capital Goods)	10,605,684
155,404	Cembra Money Bank AG (Diversified Financials)	13,257,910
1,879	Conzzeta AG (Registered) (Capital Goods)	1,857,283
61,624	Flughafen Zuerich AG (Registered) (Transportation)	13,580,550

Common Stocks – (continued)
Switzerland – (continued)
6,824	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	11,193,881
20,660	Georg Fischer AG (Registered) (Capital Goods)	19,481,719
1,209	Gurit Holding AG (Materials)*	1,053,470
43,306	Implenia AG (Registered) (Capital Goods)	3,324,596
7,632	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	4,007,911
20,836	Kardex AG (Registered) (Capital Goods)*	2,295,101
185,777	Logitech International SA (Registered) (Technology Hardware & Equipment)	6,208,894
14,427	Mobimo Holding AG (Registered) (Real Estate)*	3,878,616
16,255	Rieter Holding AG (Registered) (Capital Goods)*	3,607,140
3,558	Schweiter Technologies AG (Capital Goods)	4,276,302
9,532	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	2,724,953
55,365	Sulzer AG (Registered) (Capital Goods)	6,460,177
38,887	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,636,355
51,950	Temenos Group AG (Registered) (Software & Services)*	4,496,575

		123,203,256

United Kingdom – 16.1%
145,701	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,617,351
1,368,180	Ashmore Group plc (Diversified Financials)	6,166,767
240,172	Bellway plc (Consumer Durables & Apparel)	8,851,660
169,058	Big Yellow Group plc (REIT)	1,694,781
85,983	Bodycote plc (Capital Goods)	928,463
104,359	Bovis Homes Group plc (Consumer Durables & Apparel)	1,244,201
102,012	Cineworld Group plc (Media)	930,124
22,879	Close Brothers Group plc (Diversified Financials)	501,265
1,782,871	Crest Nicholson Holdings plc (Consumer Durables & Apparel)	13,945,606
155,976	CYBG plc (Banks)*(b)	569,434
212,134	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	9,925,962
2,017,993	Electrocomponents plc (Technology Hardware & Equipment)	13,563,414
170,648	Elementis plc (Materials)	672,323

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
565,962	Fenner plc (Capital Goods)	$2,470,345
51,954	Fevertree Drinks plc (Food, Beverage & Tobacco)	1,094,768
586,907	Galliford Try plc (Capital Goods)	10,938,453
904,717	Grainger plc (Real Estate)	2,928,302
483,462	Great Portland Estates plc (REIT)	4,331,876
46,801	Halma plc (Technology Hardware & Equipment)	638,295
1,362,799	Hansteen Holdings plc (REIT)	2,185,190
508,029	Hays plc (Commercial & Professional Services)	1,127,364
1,853,227	Inchcape plc (Retailing)	20,501,347
1,976,248	Indivior plc (Pharmaceuticals, Biotechnology & Life Sciences)	8,577,907
300,729	Intermediate Capital Group plc (Diversified Financials)	3,043,894
92,480	International Personal Finance plc (Diversified Financials)	192,357
2,499,310	JD Sports Fashion plc (Retailing)	14,412,037
39,694	John Menzies plc (Retailing)	355,512
612,111	Micro Focus International plc (Software & Services)	20,508,765
154,147	Morgan Advanced Materials plc (Capital Goods)	666,835
417,667	National Express Group plc (Transportation)	1,932,858
59,415	NEX Group plc (Diversified Financials)	473,654
258,058	Northgate plc (Transportation)	1,804,878
2,716,010	Pagegroup plc (Commercial & Professional Services)	17,596,792
156,004	Paragon Group of Cos. plc (The) (Banks)	944,412
458,169	Playtech plc (Software & Services)	5,690,242
316,329	PZ Cussons plc (Household & Personal Products)	1,370,887
1,387,352	QinetiQ Group plc (Capital Goods)	5,279,523
1,373,141	Redrow plc (Consumer Durables & Apparel)	10,253,007
136,965	Rentokil Initial plc (Commercial & Professional Services)	441,587
284,521	RPC Group plc (Materials)	2,988,865
682,401	Safestore Holdings plc (REIT)	3,582,145
1,914,910	Saga plc (Insurance)	5,197,918
561,874	Savills plc (Real Estate)	6,760,697
138,076	Shawbrook Group plc (Banks)*(a)	611,619
59,405	Spectris plc (Technology Hardware & Equipment)	2,123,581
298,707	Spirax-Sarco Engineering plc (Capital Goods)	20,113,511
422,115	SSP Group plc (Consumer Services)	2,432,372
1,357,148	Subsea 7 SA (Energy)	22,365,312
1,164,863	Synthomer plc (Materials)	7,462,181
629,463	TP ICAP plc (Diversified Financials)	3,734,800

Common Stocks – (continued)
United Kingdom – (continued)
999,239	Tritax Big Box REIT plc (REIT)	1,811,900
1,767,228	UBM plc (Media)	16,253,869
802,268	Vesuvius plc (Capital Goods)	5,515,713

		301,326,921

United States – 0.1%
265,935	Sims Metal Management Ltd. (Materials)	2,441,424

TOTAL COMMON STOCKS
(Cost $1,537,869,535)		$1,776,417,012

Units	Description	Expiration Month	Value
Right* – 0.0%
United Kingdom – 0.0%
90,839	Tritax Big Box REIT plc (Real Estate)	05/17	$4,706
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,537,869,535)			$1,776,421,718

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 1.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
31,470,564	0.656%	$31,470,564
(Cost $31,470,564)

TOTAL INVESTMENTS – 96.5%
(Cost $1,569,340,099)		$1,807,892,282

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		66,320,505

NET ASSETS – 100.0%		$1,874,212,787

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $29,918,351, which represents approximately 1.6% of net assets as of April 30, 2017.
(b)	All or a portion of security is on loan.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	792	June 2017	$30,264,414	$373,003
FTSE 100 Index	170	June 2017	15,776,183	83,882
Hang Seng Index	10	May 2017	1,578,805	4,578
MSCI Singapore Index	63	May 2017	1,567,165	(1,672)
SPI 200 Index	57	June 2017	6,309,407	52,768
TOPIX Index	125	June 2017	17,156,313	84,625
TOTAL				$597,184

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $943,541,428, $710,139,051 and $1,537,869,535)(a)	$1,089,677,852	$788,252,443	$1,776,421,718
Investments in affiliated issuers, at value (cost $5,405, $114,651,671 and $0)	5,405	114,651,671	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,360,375	25,795,325	31,470,564
Cash	15,258,902	14,189,483	30,041,969
Foreign currencies, at value (cost $44,303,050, $45,390,940 and $20,351,536)	44,824,272	45,336,363	20,679,386
Receivables:
Fund shares sold	183,734,533	5,495,795	59,035,037
Collateral on certain derivative contracts(b)	6,842,000	—	4,074,008
Investments sold	1,485,328	22,799,883	34,675,625
Dividends	491,627	4,466,590	10,184,254
Securities lending income	14,601	79,893	88,869
Foreign tax reclaims	6,793	1,685,647	2,480,359
Reimbursement from investment adviser	—	43,679	69,662
Other assets	3,132	56,108	16,614
Total assets	1,348,704,820	1,022,852,880	1,969,238,065

Liabilities:
Variation margin on certain derivative contracts	5,677,905	356,051	3,144,950
Payables:
Investments purchased	56,465,497	30,097,123	33,715,597
Payable upon return of securities loaned	6,360,375	25,795,325	31,470,564
Fund shares redeemed	2,198,557	137,730,006	24,932,165
Foreign capital gains taxes	1,004,319	—	—
Management fees	835,228	607,536	1,236,126
Distribution and Service fees and Transfer Agency fees	65,561	75,581	185,240
Due to custodian	—	10,313,161	—
Accrued expenses	177,937	128,109	340,636
Total liabilities	72,785,379	205,102,892	95,025,278

Net Assets:
Paid-in capital	1,178,515,499	1,671,701,299	1,596,191,764
Undistributed (distributions in excess of) net investment income	(522,543)	2,047,689	1,849,633
Accumulated net realized gain (loss)	(47,786,073)	(933,894,104)	36,742,277
Net unrealized gain	145,712,558	77,895,104	239,429,113
NET ASSETS	$1,275,919,441	$817,749,988	$1,874,212,787
Net Assets:
Class A	$76,907,092	$115,482,219	$184,587,004
Class C	3,150,045	7,851,328	48,846,685
Institutional	1,152,653,969	595,870,957	1,387,008,710
Service	—	3,106,792	—
Class IR	26,860,157	40,157,080	213,800,793
Class R	12,767,680	4,395,698	—
Class R6	3,580,498	50,885,914	39,969,595
Total Net Assets	$1,275,919,441	$817,749,988	$1,874,212,787
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	8,310,717	9,932,102	15,584,843
Class C	342,855	687,590	4,248,793
Institutional	124,729,107	49,915,816	117,060,305
Service	—	264,544	—
Class IR	2,908,057	3,517,371	18,119,052
Class R	1,394,418	387,710	—
Class R6	387,574	4,266,068	3,367,467
Net asset value, offering and redemption price per share:(c)
Class A	$9.25	$11.63	$11.84
Class C	9.19	11.42	11.50
Institutional	9.24	11.94	11.85
Service	—	11.74	—
Class IR	9.24	11.42	11.80
Class R	9.16	11.34	—
Class R6	9.24	11.93	11.87

(a)	Includes loaned securities having a market value of $6,229,533, $25,012,577 and $30,207,446 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions of $6,842,000 and $4,074,008, respectively for the Emerging Markets Equity Insights and International Small Cap Insights Funds.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $9.79, $12.31 and $12.53, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $829,136, $949,466 and $2,389,508)	$8,392,997	$9,918,889	$20,995,545
Dividends — affiliated issuers	5,827	31,123	2,484
Securities lending income — affiliated issuer	34,246	148,132	346,027
Total investment income	8,433,070	10,098,144	21,344,056

Expenses:
Management fees	4,568,623	3,273,419	6,804,704
Custody, accounting and administrative services	384,336	121,707	276,482
Transfer Agency fees(a)	242,548	252,250	613,658
Distribution and Service fees(a)	108,618	177,069	481,613
Registration fees	59,235	55,758	76,822
Professional fees	53,063	56,609	57,703
Printing and mailing costs	37,078	36,615	105,066
Trustee fees	9,404	9,024	9,776
Service share fees — Service Plan	—	2,889	—
Service share fees — Shareholder Administration Plan	—	2,889	—
Other	23,180	13,427	34,905
Total expenses	5,486,085	4,001,656	8,460,729
Less — expense reductions	(54,308)	(457,342)	(454,977)
Net expenses	5,431,777	3,544,314	8,005,752
NET INVESTMENT INCOME	3,001,293	6,553,830	13,338,304

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	34,128,429	37,891,356	53,004,793
Futures contracts	1,270,401	4,274,639	6,509,805
Foreign currency transactions	(120,178)	(275,981)	(922,947)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $205,359, $0 and $0)	49,488,609	49,720,830	139,918,656
Futures contracts	(122,642)	(180,896)	(216,874)
Foreign currency translation	148,395	(9,500)	401,955
Net realized and unrealized gain	84,793,014	91,420,448	198,695,388
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,794,307	$97,974,278	$212,033,692

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Emerging Markets Equity Insights	$73,977	$8,145	$26,496	$56,223	$1,547	$166,244	$—	$8,220	$10,069	$245
International Equity Insights	135,571	34,045	7,453	103,034	6,469	116,595	462	18,094	2,832	4,764
International Small Cap Insights	260,749	220,864	—	198,171	41,964	236,703	—	134,495	—	2,325

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$3,001,293	$10,977,035
Net realized gain (loss)	35,278,652	(28,189,757)
Net change in unrealized gain	49,514,362	87,424,253
Net increase in net assets resulting from operations	87,794,307	70,211,531

Distributions to shareholders:
From net investment income
Class A Shares	(563,308)	(333,631)
Class C Shares	(3,903)	(1,954)
Institutional Shares	(10,525,952)	(5,711,198)
Service Shares	—	—
Class IR Shares	(37,444)	(13,689)
Class R Shares	(77,116)	(42,141)
Class R6 Shares	(25,576)	(121)
Total distributions to shareholders	(11,233,299)	(6,102,734)

From share transactions:
Proceeds from sales of shares	529,113,811	653,208,809
Proceeds received in connection with merger	—	—
Reinvestment of distributions	10,619,478	6,068,453
Cost of shares redeemed	(258,214,054)	(357,946,313)
Net increase (decrease) in net assets resulting from share transactions	281,519,235	301,330,949
TOTAL INCREASE (DECREASE)	358,080,243	365,439,746

Net assets:
Beginning of period	917,839,198	552,399,452
End of period	$1,275,919,441	$917,839,198
Undistributed (distributions in excess of) net investment income	$(522,543)	$7,709,463

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016

$6,553,830	$14,672,368	$13,338,304	$26,655,074
41,890,014	(9,011,958)	58,591,651	10,948,122
49,530,434	8,678,025	140,103,737	38,723,279
97,974,278	14,338,435	212,033,692	76,326,475

(2,359,365)	(836,569)	(5,349,774)	(2,985,588)
(101,029)	(29,349)	(696,479)	(363,016)
(13,578,332)	(8,419,997)	(30,758,805)	(15,775,913)
(36,582)	(16,104)	—	—
(217,635)	(17,727)	(2,675,862)	(847,395)
(56,053)	(3,210)	—	—
(1,154,213)	(139)	(528,821)	(3,693)
(17,503,209)	(9,323,095)	(40,009,741)	(19,975,605)

428,079,861	380,362,678	531,470,333	709,014,544
—	—	—	124,455,593
17,031,041	9,272,014	34,757,537	17,136,594
(377,058,854)	(454,334,903)	(387,473,237)	(555,338,791)
68,052,048	(64,700,211)	178,754,633	295,267,940
148,523,117	(59,684,871)	350,778,584	351,618,810

669,226,871	728,911,742	1,523,434,203	1,171,815,393
$817,749,988	$669,226,871	$1,874,212,787	$1,523,434,203
$2,047,689	$12,997,068	$1,849,633	$28,521,070

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$8.54	$0.01		$0.78	$0.79	$(0.08)	$—	$(0.08)
2017 - C	8.45	(0.02)		0.79	0.77	(0.03)	—	(0.03)
2017 - Institutional	8.54	0.03		0.78	0.81	(0.11)	—	(0.11)
2017 - IR	8.53	0.04		0.77	0.81	(0.10)	—	(0.10)
2017 - R	8.44	—	(e)	0.79	0.79	(0.07)	—	(0.07)
2017 - R6	8.53	0.03		0.79	0.82	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	7.92	0.10		0.59	0.69	(0.07)	—	(0.07)
2016 - C	7.84	0.04		0.58	0.62	(0.01)	—	(0.01)
2016 - Institutional	7.91	0.13		0.60	0.73	(0.10)	—	(0.10)
2016 - IR	7.91	0.12		0.59	0.71	(0.09)	—	(0.09)
2016 - R	7.84	0.08		0.59	0.67	(0.07)	—	(0.07)
2016 - R6	7.91	0.10		0.62	0.72	(0.10)	—	(0.10)
2015 - A	8.99	0.11		(0.98)	(0.87)	(0.13)	(0.07)	(0.20)
2015 - C	8.88	0.05		(0.98)	(0.93)	(0.04)	(0.07)	(0.11)
2015 - Institutional	8.98	0.14		(0.98)	(0.84)	(0.16)	(0.07)	(0.23)
2015 - IR	8.97	0.14		(0.99)	(0.85)	(0.14)	(0.07)	(0.21)
2015 - R	8.94	0.09		(0.98)	(0.89)	(0.14)	(0.07)	(0.21)
2015 - R6 (Commenced July 31, 2015)	8.40	0.01		(0.50)	(0.49)	—	—	—
2014 - A	8.95	0.14		(0.02)	0.12	(0.08)	—	(0.08)
2014 - C	8.90	0.07		(0.01)	0.06	(0.08)	—	(0.08)
2014 - Institutional	8.95	0.17		(0.02)	0.15	(0.12)	—	(0.12)
2014 - IR	8.94	0.13		0.02	0.15	(0.12)	—	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.02		0.66	0.68	—	—	—
2013 - A	8.40	0.07		0.60	0.67	(0.12)	—	(0.12)
2013 - C	8.36	0.04		0.55	0.59	(0.05)	—	(0.05)
2013 - Institutional	8.40	0.16		0.53	0.69	(0.14)	—	(0.14)
2013 - IR	8.39	0.14		0.54	0.68	(0.13)	—	(0.13)
2012 - A	8.08	0.13		0.28	0.41	(0.09)	—	(0.09)
2012 - C	8.00	0.08		0.28	0.36	—	—	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)	—	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)	—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.25	9.44%	$76,907	1.54	%(d)	1.56	%(d)	0.32	%(d)	96%
9.19	9.13	3,150	2.29	(d)	2.31	(d)	(0.36	)(d)	96
9.24	9.67	1,152,654	1.15	(d)	1.16	(d)	0.69	(d)	96
9.24	9.69	26,860	1.28	(d)	1.30	(d)	0.86	(d)	96
9.16	9.43	12,767	1.78	(d)	1.81	(d)	0.05	(d)	96
9.24	9.82	3,580	1.13	(d)	1.14	(d)	0.73	(d)	96

8.54	8.79	50,289	1.56		1.63		1.24		216
8.45	7.97	1,132	2.31		2.39		0.47		216
8.54	9.35	852,853	1.16		1.22		1.70		216
8.53	9.13	2,565	1.31		1.37		1.53		216
8.44	8.57	9,363	1.81		1.88		1.01		216
8.53	9.27	1,637	1.13		1.16		1.26		216
7.92	(9.84)	37,307	1.58		1.67		1.30		199
7.84	(10.50)	1,053	2.33		2.42		0.60		199
7.91	(9.52)	508,685	1.18		1.27		1.69		199
7.91	(9.63)	798	1.33		1.42		1.63		199
7.84	(10.06)	4,547	1.83		1.93		1.10		199
7.91	(5.83)	9	1.17	(d)	1.28	(d)	0.59	(d)	199
8.99	1.38	37,905	1.58		1.66		1.59		180
8.88	0.66	944	2.33		2.41		0.80		180
8.98	1.65	660,922	1.18		1.26		1.95		180
8.97	1.70	875	1.34		1.39		1.47		180
8.94	8.23	998	1.82	(d)	2.07	(d)	0.31	(d)	180
8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249
8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$10.53	$0.07		$1.26	$1.33	$(0.23)
2017 - C	10.32	0.03		1.23	1.26	(0.16)
2017 - Institutional	10.82	0.10		1.29	1.39	(0.27)
2017 - Service	10.63	0.08		1.25	1.33	(0.22)
2017 - IR	10.36	0.14		1.18	1.32	(0.26)
2017 - R	10.29	0.07		1.22	1.29	(0.24)
2017 - R6	10.82	0.09		1.29	1.38	(0.27)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	10.54	0.18		(0.08)	0.10	(0.11)
2016 - C	10.36	0.10		(0.08)	0.02	(0.06)
2016 - Institutional	10.83	0.24		(0.10)	0.14	(0.15)
2016 - Service	10.64	0.17		(0.08)	0.09	(0.10)
2016 - IR	10.38	0.17		(0.05)	0.12	(0.14)
2016 - R	10.34	0.13		(0.06)	0.07	(0.12)
2016 - R6	10.83	0.14		0.01	0.15	(0.16)
2015 - A	10.69	0.18		0.08	0.26	(0.41)
2015 - C	10.51	0.10		0.08	0.18	(0.33)
2015 - Institutional	10.97	0.22		0.09	0.31	(0.45)
2015 - Service	10.76	0.16		0.09	0.25	(0.37)
2015 - IR	10.53	0.16		0.12	0.28	(0.43)
2015 - R	10.52	0.14		0.09	0.23	(0.41)
2015 - R6 (Commenced July 31, 2015)	11.23	0.04		(0.44)	(0.40)	—
2014 - A	10.99	0.37	(e)	(0.39)	(0.02)	(0.28)
2014 - C	10.83	0.28	(e)	(0.37)	(0.09)	(0.23)
2014 - Institutional	11.29	0.42	(e)	(0.40)	0.02	(0.34)
2014 - Service	11.06	0.35	(e)	(0.37)	(0.02)	(0.28)
2014 - IR	10.86	0.38	(e)	(0.38)	— (f)	(0.33)
2014 - R	10.85	0.34	(e)	(0.38)	(0.04)	(0.29)
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - IR	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)
2012 - A	9.02	0.19		0.21	0.40	(0.42)
2012 - C	8.89	0.13		0.20	0.33	(0.35)
2012 - Institutional	9.27	0.24		0.21	0.45	(0.47)
2012 - Service	9.08	0.18		0.21	0.39	(0.41)
2012 - IR	8.97	0.20		0.21	0.41	(0.47)
2012 - R	8.93	0.17		0.20	0.37	(0.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(f)	Amount is less than $0.005 per share.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.63	12.92%	$115,482	1.23	%(d)	1.37	%(d)	1.21	%(d)	100%
11.42	12.44	7,851	1.98	(d)	2.11	(d)	0.56	(d)	100
11.94	13.13	595,871	0.85	(d)	0.96	(d)	1.78	(d)	100
11.74	12.82	3,107	1.35	(d)	1.46	(d)	1.45	(d)	100
11.42	13.09	40,157	0.97	(d)	1.11	(d)	2.58	(d)	100
11.34	12.79	4,395	1.46	(d)	1.61	(d)	1.32	(d)	100
11.93	13.06	50,886	0.83	(d)	0.95	(d)	1.66	(d)	100

10.53	0.97	104,736	1.25		1.39		1.77		176
10.32	0.22	6,164	2.00		2.14		1.02		176
10.82	1.34	500,930	0.85		0.99		2.25		176
10.63	0.87	1,898	1.35		1.49		1.60		176
10.36	1.22	6,639	1.00		1.14		1.65		176
10.29	0.67	2,152	1.50		1.64		1.28		176
10.82	1.37	46,707	0.83		0.96		1.32		176
10.54	2.58	78,527	1.27		1.37		1.70		154
10.36	1.82	4,409	2.01		2.12		0.93		154
10.83	3.05	642,473	0.87		0.97		2.08		154
10.64	2.48	1,641	1.37		1.47		1.51		154
10.38	2.85	1,666	1.01		1.13		1.54		154
10.34	2.32	186	1.52		1.62		1.33		154
10.83	(3.56)	10	0.84	(d)	0.93	(d)	1.56	(d)	154
10.69	(0.14)	79,214	1.29		1.36		3.31	(e)	142
10.51	(0.85)	3,054	2.04		2.11		2.61	(e)	142
10.97	0.22	742,016	0.89		0.96		3.74	(e)	142
10.76	(0.17)	2,779	1.39		1.45		3.17	(e)	142
10.53	0.12	278	1.04		1.10		3.52	(e)	142
10.52	(0.33)	161	1.54		1.61		3.09	(e)	142
10.99	26.31	92,919	1.29		1.37		1.98		189
10.83	25.33	3,166	2.04		2.11		1.61		189
11.29	26.71	945,546	0.89		0.96		2.99		189
11.06	26.13	6,237	1.39		1.46		2.25		189
10.86	26.55	468	1.04		1.11		2.22		189
10.85	25.99	95	1.54		1.61		2.14		189
9.00	4.94	210,612	1.28		1.37		2.21		203
8.87	4.10	3,087	2.04		2.12		1.48		203
9.25	5.47	596,986	0.88		0.97		2.69		203
9.06	4.77	7,945	1.38		1.47		2.09		203
8.91	5.16	65	1.04		1.11		2.33		203
8.88	4.69	71	1.53		1.62		1.98		203

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$10.71	$0.05	(d)	$1.33	$1.38	$(0.25)	$—	$(0.25)
2017 - C	10.35	0.03	(d)	1.29	1.32	(0.17)	—	(0.17)
2017 - Institutional	10.73	0.10	(d)	1.31	1.41	(0.29)	—	(0.29)
2017 - IR	10.68	0.12	(d)	1.28	1.40	(0.28)	—	(0.28)
2017 - R6	10.75	0.11	(d)	1.30	1.41	(0.29)	—	(0.29)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	10.42	0.16		0.27	0.43	(0.14)	—	(0.14)
2016 - C	10.11	0.08		0.25	0.33	(0.09)	—	(0.09)
2016 - Institutional	10.44	0.21		0.26	0.47	(0.18)	—	(0.18)
2016 - IR	10.40	0.19		0.26	0.45	(0.17)	—	(0.17)
2016 - R6	10.44	0.26		0.23	0.49	(0.18)	—	(0.18)
2015 - A	10.03	0.16		0.49	0.65	(0.16)	(0.10)	(0.26)
2015 - C	9.76	0.08		0.49	0.57	(0.12)	(0.10)	(0.22)
2015 - Institutional	10.05	0.20		0.49	0.69	(0.20)	(0.10)	(0.30)
2015 - IR	10.01	0.19		0.49	0.68	(0.19)	(0.10)	(0.29)
2015 - R6 (Commenced July 31, 2015)	10.75	0.05		(0.36)	(0.31)	—	—	—
2014 - A	10.62	0.14		(0.34)	(0.20)	(0.32)	(0.07)	(0.39)
2014 - C	10.40	0.06		(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17		(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - IR	10.59	0.18		(0.35)	(0.17)	(0.34)	(0.07)	(0.41)
2013 - A	8.29	0.23		2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14		2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26		2.50	2.76	(0.44)	—	(0.44)
2013 - IR	8.28	0.22		2.52	2.74	(0.43)	—	(0.43)
2012 - A	7.92	0.17		0.38	0.55	(0.18)	—	(0.18)
2012 - C	7.79	0.11		0.38	0.49	(0.15)	—	(0.15)
2012 - Institutional	7.94	0.20		0.38	0.58	(0.22)	—	(0.22)
2012 - IR	7.93	0.16		0.40	0.56	(0.21)	—	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(e)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.84	13.19%	$184,587	1.30	%(e)	1.36	%(e)	0.96	%(d)(e)	75%
11.50	12.96	48,847	2.05	(e)	2.11	(e)	0.55	(d)(e)	75
11.85	13.55	1,387,009	0.90	(e)	0.96	(e)	1.77	(d)(e)	75
11.80	13.48	213,801	1.05	(e)	1.11	(e)	2.14	(d)(e)	75
11.87	13.56	39,970	0.88	(e)	0.94	(e)	2.07	(d)(e)	75

10.71	4.17	242,383	1.30		1.39		1.55		140
10.35	3.27	44,643	2.05		2.14		0.83		140
10.73	4.50	1,118,478	0.90		0.98		1.98		140
10.68	4.33	99,365	1.05		1.13		1.83		140
10.75	4.72	18,566	0.88		0.97		2.39		140
10.42	6.70	204,067	1.30		1.39		1.58		131
10.11	5.96	38,777	2.05		2.14		0.82		131
10.44	7.11	888,071	0.90		0.99		1.97		131
10.40	7.00	40,890	1.05		1.14		1.83		131
10.44	(2.88)	10	0.90	(e)	0.96	(e)	1.94	(e)	131
10.03	(1.94)	144,558	1.30		1.39		1.33		129
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129
10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166
8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, IR, R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
International Small Cap Insights	A, C, Institutional, IR and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$63,406,574	$—
Asia	137,377,541	709,372,809	1,344,912
Europe	5,929,944	29,824,055	—
North America	27,127,840	—	—
South America	48,264,491	67,029,686	—
Investment Company	5,405	—	—
Securities Lending Reinvestment Vehicle	6,360,375	—	—
Total	$225,065,596	$869,633,124	$1,344,912

Derivative Type
Liabilities(b)
Futures Contracts	$(122,642)	$—	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$5,837,894	$—
Asia	219,130	229,546,498	—
Australia and Oceania	—	81,762,423	—
Europe	13,675,909	450,476,007	—
North America	6,734,582	—	—
Investment Company	114,651,671	—	—
Securities Lending Reinvestment Vehicle	25,795,325	—	—
Total	$161,076,617	$767,622,822	$—

Derivative Type
Assets(b)
Futures Contracts	$12,806	$—	$—
Liabilities(b)
Futures Contracts	$(98,918)	$—	$—

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$610,400,336	$—
Australia and Oceania	—	151,728,327	—
Europe	—	1,011,578,432	—
North America	—	2,714,623	—
Securities Lending Reinvestment Vehicle	31,470,564	—	—
Total	$31,470,564	$1,776,421,718	$—

Derivative Type
Assets(b)
Futures Contracts	$598,856	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(1,672)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Emerging Markets Equity Insights	Equity	—	$—	Payable for unrealized loss on futures variation margin	$(122,642)
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	12,806	Payable for unrealized loss on futures variation margin	(98,918)
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	598,856	Payable for unrealized loss on futures variation margin	(1,672)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2017 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,270,401	$(122,642)	722
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,274,639	(180,896)	319
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	6,509,805	(216,874)	622

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85	0.81	(1)
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2017, GSAM waived $1,673, $8,049 and $1,105 of the Funds’ management fees, respectively.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2017, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Emerging Markets Equity Insights	$2,487
International Equity Insights	5,275
International Small Cap Insights	9,114

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administrations Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% and 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR and Class R Shares of the Emerging Markets Equity Insights Fund and the International Equity Insights Fund, respectively, through at least February, 28, 2018, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.114%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$1,673	$2,313	$5,542	$44,780	$54,308
International Equity Insights	162,093	4,075	13,457	277,717	457,342
International Small Cap Insights	1,105	5,358	—	448,514	454,977

G.  Line of Credit Facility — As of April 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2017, Goldman Sachs earned $7,541 and $8,357 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund and International Small Cap Insights Fund, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2017:

Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017	Dividend Income
Emerging Markets Equity Insights	$326	$97,957,976	$(97,952,897)	$5,405	$5,827
International Equity Insights	2,004,646	456,496,413	(343,849,388)	114,651,671	31,123
International Small Cap Insights	—	56,774,174	(56,774,174)	—	2,484

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2017, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	—%	6%	5%	11%
International Equity Insights	7	9	7	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$982,130,994	$887,779,259
International Equity Insights	803,645,898	737,851,854
International Small Cap Insights	1,287,947,777	1,184,824,677

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2017		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$3,811	$19,929	$—
International Equity Insights	15,574	2,547	3,572,595
International Small Cap Insights	38,567	58,595	4,008,622

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2017:

Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017
Emerging Markets Equity Insights	$13,186,183	$100,636,327	$(107,462,135)	$6,360,375
International Equity Insights	440,343	154,519,703	(129,164,721)	25,795,325
International Small Cap Insights	10,766,363	147,483,471	(126,779,270)	31,470,564

8. TAX INFORMATION

As of the Funds’ most recent fiscal year ended October 31, 2016, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Capital loss carryforwards:
Expiring 2017(1)	$—	$(940,883,655)	$—
Expiring 2019(1)	—	(2,867,280)	—
Perpetual long-term	(9,807,425)	—	(5,003,877)
Perpetual short-term	(67,558,212)	(30,854,935)	(11,492,733)
Total capital loss carryforwards	$(77,365,637)	$(974,605,870)	$(16,496,610)

(1)	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. TAX INFORMATION (continued)

As of April 30, 2017, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$955,758,393	$853,268,034	$1,584,030,078
Gross unrealized gain	154,311,785	84,459,020	257,867,168
Gross unrealized loss	(14,026,546)	(9,027,615)	(34,004,964)
Net unrealized security gain	$140,285,239	$75,431,405	$223,862,204

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,952,801	$34,580,347	3,066,812	$24,019,849
Reinvestment of distributions	70,269	561,447	43,777	331,829
Shares redeemed	(1,603,244)	(14,010,640)	(1,932,709)	(14,768,902)
	2,419,826	21,131,154	1,177,880	9,582,776
Class C Shares
Shares sold	222,997	1,982,954	72,969	580,263
Reinvestment of distributions	434	3,449	220	1,662
Shares redeemed	(14,628)	(126,197)	(73,492)	(562,747)
	208,803	1,860,206	(303)	19,178
Institutional Shares
Shares sold	51,445,953	462,243,986	79,001,364	619,288,138
Reinvestment of distributions	1,243,970	9,914,446	751,192	5,679,011
Shares redeemed	(27,882,656)	(241,292,934)	(44,111,219)	(340,167,708)
	24,807,267	230,865,498	35,641,337	284,799,441
Class IR Shares
Shares sold	2,774,463	25,003,968	280,027	2,150,891
Reinvestment of distributions	4,704	37,444	1,811	13,689
Shares redeemed	(171,927)	(1,515,525)	(81,939)	(646,488)
	2,607,240	23,525,887	199,899	1,518,092
Class R
Shares sold	402,879	3,457,139	752,744	5,605,717
Reinvestment of distributions	9,749	77,116	5,611	42,141
Shares redeemed	(127,675)	(1,100,096)	(228,702)	(1,772,464)
	284,953	2,434,159	529,653	3,875,394
Class R6
Shares sold	211,911	1,845,417	193,912	1,563,951
Reinvestment of distributions	3,213	25,576	16	121
Shares redeemed	(19,376)	(168,662)	(3,292)	(28,004)
	195,748	1,702,331	190,636	1,536,068
NET INCREASE	30,523,837	$281,519,235	37,739,102	$301,330,949

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,817,380	$30,418,938	4,937,339	$50,831,036
Reinvestment of distributions	223,380	2,318,689	80,128	829,331
Shares redeemed	(3,052,443)	(33,110,502)	(2,522,009)	(25,928,666)
	(11,683)	(372,875)	2,495,458	25,731,701
Class C Shares
Shares sold	170,662	1,814,030	332,329	3,366,978
Reinvestment of distributions	8,808	90,019	2,542	25,930
Shares redeemed	(89,250)	(956,458)	(163,160)	(1,602,968)
	90,220	947,591	171,711	1,789,940
Institutional Shares
Shares sold	31,806,372	355,400,557	25,712,273	266,578,928
Reinvestment of distributions	1,240,673	13,200,757	790,870	8,383,219
Shares redeemed	(29,413,983)	(334,341,585)	(39,545,582)	(418,256,547)
	3,633,062	34,259,729	(13,042,439)	(143,294,400)
Service Shares
Shares sold	111,753	1,227,396	53,262	552,938
Reinvestment of distributions	3,062	32,121	1,373	14,350
Shares redeemed	(28,898)	(308,857)	(30,322)	(304,882)
	85,917	950,660	24,313	262,406
Class IR Shares
Shares sold	3,021,973	32,603,177	716,170	7,341,691
Reinvestment of distributions	21,379	217,635	1,745	17,727
Shares redeemed	(166,615)	(1,803,766)	(237,687)	(2,434,867)
	2,876,737	31,017,046	480,228	4,924,551
Class R Shares
Shares sold	223,465	2,377,398	214,842	2,163,173
Reinvestment of distributions	1,738	17,607	130	1,319
Shares redeemed	(46,527)	(486,376)	(23,960)	(238,839)
	178,676	1,908,629	191,012	1,925,653
Class R6 Shares
Shares sold	382,207	4,238,365	4,835,457	49,527,934
Reinvestment of distributions	108,479	1,154,213	13	138
Shares redeemed	(542,940)	(6,051,310)	(518,039)	(5,568,134)
	(52,254)	(658,732)	4,317,431	43,959,938
NET INCREASE (DECREASE)	6,800,675	$68,052,048	(5,362,286)	$(64,700,211)

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,508,446	$48,963,864	11,266,663	$116,058,912
Shares issued in connection with merger	—	—	1,443,178	13,866,979
Reinvestment of distributions	496,957	5,123,623	265,744	2,771,715
Shares redeemed	(12,062,399)	(131,716,850)	(9,916,940)	(101,923,534)
	(7,056,996)	(77,629,363)	3,058,645	30,774,072
Class C Shares
Shares sold	550,266	5,872,407	1,794,917	17,921,408
Shares issued in connection with merger	—	—	336,631	3,144,130
Reinvestment of distributions	64,299	645,559	28,258	286,821
Shares redeemed	(677,285)	(7,098,962)	(1,685,383)	(16,786,959)
	(62,720)	(580,996)	474,423	4,565,400
Institutional Shares
Shares sold	29,908,642	331,367,016	46,345,177	473,082,334
Shares issued in connection with merger	—	—	11,039,312	106,067,960
Reinvestment of distributions	2,503,331	25,784,310	1,269,392	13,227,063
Shares redeemed	(19,576,543)	(215,533,551)	(39,519,106)	(405,932,900)
	12,835,430	141,617,775	19,134,775	186,444,457
Class IR Shares
Shares sold	11,400,124	124,996,462	8,093,824	83,022,225
Shares issued in connection with merger	—	—	144,014	1,376,524
Reinvestment of distributions	260,743	2,675,224	81,550	847,302
Shares redeemed	(2,842,691)	(30,912,553)	(2,951,256)	(30,103,130)
	8,818,176	96,759,133	5,368,132	55,142,921
Class R6 Shares
Shares sold	1,790,593	20,270,584	1,779,939	18,929,665
Reinvestment of distributions	51,242	528,821	354	3,693
Shares redeemed	(201,198)	(2,211,321)	(54,393)	(592,268)
	1,640,637	18,588,084	1,725,900	18,341,090
NET INCREASE	16,174,527	$178,754,633	29,761,875	$295,267,940

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/01/16	Ending Account Value 04/30/17		Expenses Paid for the 6 Months Ended 04/30/17*	Beginning Account Value 11/01/16	Ending Account Value 04/30/17		Expenses Paid for the 6 Months Ended 04/30/17*	Beginning Account Value 11/01/16	Ending Account Value 04/30/17		Expenses Paid for the 6 Months Ended 04/30/17*
Class A
Actual	$1,000	$1,094.40		$8.00	$1,000	$1,129.20		$6.49	$1,000	$1,131.90		$6.87
Hypothetical 5% return	1,000	1017.16	+	7.70	1,000	1018.70	+	6.16	1,000	1018.35	+	6.51
Class C
Actual	1,000	1,091.30		11.87	1,000	1,124.40		10.43	1,000	1,129.60		10.82
Hypothetical 5% return	1,000	1,013.44	+	11.43	1,000	1,014.98	+	9.89	1,000	1,014.63	+	10.24
Institutional
Actual	1,000	1,096.70		5.98	1,000	1,131.30		4.49	1,000	1,135.50		4.77
Hypothetical 5% return	1,000	1,019.09	+	5.76	1,000	1,020.58	+	4.26	1,000	1,020.33	+	4.51
Service
Actual	N/A	N/A		N/A	1,000	1,128.20		7.12	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.10	+	6.76	N/A	N/A		N/A
Class IR
Actual	1,000	1,096.90		6.65	1,000	1,130.90		5.12	1,000	1,134.80		5.56
Hypothetical 5% return	1,000	1,018.45	+	6.41	1,000	1,019.98	+	4.86	1,000	1,019.59	+	5.26
Class R
Actual	1,000	1,094.30		9.35	1,000	1,127.90		7.91	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.87	+	9.00	1,000	1,017.36	+	7.50	N/A	N/A		N/A
Class R6
Actual	1,000	1,098.20		5.88	1,000	1,130.60		4.38	1,000	1,135.60		4.66
Hypothetical 5% return	1,000	1,019.19	+	5.66	1,000	1020.68	+	4.16	1,000	1,020.43	+	4.41

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Emerging Markets Equity Insights	1.54%	2.29%	1.15%	N/A	1.28%	1.80%	1.13%
International Equity Insights	1.23	1.98	0.85	1.35%	0.97	1.50	0.83
International Small Cap Insights	1.30	2.05	0.90	N/A	1.05	N/A	0.88

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94497-TMPL-06/2017-557118 INTINSSAR-17/43k

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Absolute Return Multi-Asset Fund

Goldman Sachs Absolute Return Multi-Asset Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

What Differentiates Goldman Sachs Absolute Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

∎	By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

∎	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

∎	The Fund capitalizes on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

∎	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

∎	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

∎	We leverage the insights and alpha generation of GSAM’s 700+ investment professionals in 31 offices around the globe (as of March 31, 2017)

∎	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 1.68%, 1.30%, 1.85%, 1.90%, 1.60% and 1.87%, respectively. These returns compare to the 0.45% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Investor sentiment was dominated during the Reporting Period by global central bank monetary policy, geopolitical events and uncertainty about the ability of the new U.S. Administration to enact policy.

During the first part of the Reporting Period, investors were focused largely on the November 2016 U.S. presidential election and its unexpected outcome. Markets reacted positively following the results, as the potential of significant infrastructure spending, lower taxes and lighter regulation increased expectations for economic growth and inflation. Reflecting market optimism about a continued upward trend in U.S. economic growth, the CBOE Volatility Index® (“VIX®”) approached its post financial crisis low after the election. U.S. stocks hit record highs, while the yield on the 10-year U.S. Treasury note reached a high for the Reporting

Period overall. U.S. banks and small-cap equities were among the chief beneficiaries of the “risk-on” sentiment that emerged following the election. In contrast, emerging markets assets (specifically, equities and currencies) struggled due to concerns about new U.S. policies that could have protectionist implications. With regards to commodities, oil-producing nations agreed to the most comprehensive supply cut in a decade during the Reporting Period. Crude oil prices rose from mid-$40 per barrel to intra-period highs of mid-$50 per barrel. The currencies of oil-exporting countries, as well as energy-related high yield corporate bonds, responded positively to the recovery in crude oil prices, recording significant gains near the end of 2016.

The “risk-on” rally, which continued into the second part of the Reporting Period, was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — all of which reinforced opinions about a more positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (“Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another rate hike in March 2017. As a result, the March rate increase caused minimal market disruption. Fed officials also said that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data. Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concern about its ability to enact legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally underperforming defensive stocks. Yields fell, driving a rally

2

PORTFOLIO RESULTS

in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe, optimism about the European Central Bank’s (“ECB”) tapering of its asset purchases, as well as positive purchasing managers’ data, was well received by investors, who nevertheless remained cautious given political uncertainties surrounding the presidential election in France.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, real assets and currency asset classes.

During the Reporting Period, the Fund’s strategic asset allocation contributed positively to its performance. At the asset class level, overall exposure to equities was the primary driver of returns. The Fund benefited from its strategic allocation to emerging markets stocks, which posted gains for the Reporting Period, as the U.S. dollar weakened, global economic conditions improved and concerns diminished about the impact of potential changes in U.S. trade policies. A strategic allocation to U.S. small-cap stocks, which generated a return of more than 18% (as measured by the Russell 2000® Index), also bolstered performance during the Reporting Period. Within fixed income, the Fund’s strategic allocation to high yield corporate bonds proved advantageous, as credit spreads (yield differentials versus U.S. Treasury securities of comparable maturity) remained tight. Within real assets, the Fund was aided by its strategic allocations to U.S. and international real estate securities, which benefited from the continued low interest rate environment and positive global economic growth. Detracting was the Fund’s strategic allocations to an equity hedge (implemented through short positions in futures on the S&P 500® Index and the MSCI EAFE Index), to moderate exposure to equity beta, amid the out performance of global equities during the Reporting Period. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.)

During the Reporting Period, our tactical asset allocation decisions added to returns. The Fund’s tactical long position in emerging markets equities was the largest positive contributor. Within fixed income, a short tactical position in long-term German government bonds added to the Fund’s performance, as yields rose during the Reporting Period primarily because of Fed interest rate policy. Conversely, tactical country selection within emerging markets equities and developed markets equities detracted from the Fund’s returns. In addition, the Fund’s results were marginally reduced by our tactical management of a basket of emerging markets currencies, which we used to express our views on the monetary and inflationary environment in emerging markets countries and on slowing economic growth in China and in other emerging markets countries. The Fund was also hurt by a tactical curve steepening position on the U.S. interest rate yield curve. Shorter-term U.S. interest rates rose during the Reporting Period, but longer-term U.S. interest rates rose less, leading the U.S. interest rate yield curve to flatten. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of steepening. Yield curve is a spectrum of maturities.)

Security selection overall detracted from the Fund’s performance during the Reporting Period. More specifically, security selection within our active global equity, macroeconomic fixed income and long/short equity strategies dampened the Fund’s returns.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 36% of its total net assets in long equity-related investments; approximately 52% of its total net assets in long fixed income-related investments; approximately 15% of its total net assets in long real assets investments; and approximately 15% of its total net assets in long currency-related investments. It had short positions of approximately -22% of its total net assets in equity-related investments; approximately -40% of its total net assets in fixed income-related assets; approximately -7% of its total net assets in real asset investments; and approximately -20% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rates futures, commodity futures and currency forwards.

Q	How did you manage the Fund’s allocations during the Reporting Period?

A

At the beginning of the Reporting Period, we shifted the Fund from a long duration position to a slightly short duration position, as we expected the global economy to continue improving and global interest rates to gradually rise. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) We accomplished this by establishing a short position in 30-year German government bonds, where we felt

3

PORTFOLIO RESULTS

the downward technical (supply/demand) pressure from the ECB’s asset purchases was fading, and adopting a steepening position at the front, or short-term, end of the U.S. interest rate yield curve.

In advance of the November 2016 U.S. election, we decreased risk exposure, as we sought to protect the Fund from elevated uncertainty and a possible sell-off in the financial markets. After the election, we increased the Fund’s risk exposure by adding long equity positions in the U.S. banking and health care sectors. At the same time, we decreased the Fund’s exposure overall to the broad U.S. equity market by reducing its position in a combination of equity index options on the S&P 500® Index.

At the end of 2016, we modified the Fund’s strategic asset allocation to account for changes in the economic and business cycle. We took advantage of what we considered transitory weakness in emerging markets stocks after the U.S. election to increase the Fund’s strategic allocation to the asset class. We expect the difference in economic growth between the emerging markets and developed markets to widen in the coming years, which we believe may benefit emerging markets stocks.

In late January 2017, we increased the Fund’s steepening position at the front end of the U.S. interest rate yield curve. In our view, U.S. economic fundamentals were positive, with inflation data firming and the labor market at what is considered to be full employment. During February 2017, we increased the Fund’s strategic allocation to volatility selling strategies and added a strategic allocation to international real estate securities. We also added a strategic allocation to a cross-market carry strategy, which seeks to take advantage of carry and roll-down opportunities across developed government bond markets. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) In addition, during the first part of 2017, in response to volatility surrounding France’s then-upcoming presidential election, we hedged the Fund’s European exposure through call and put options on the euro and U.S. dollar. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. A call option is an option that gives the holder the right to buy an underlying asset at an agreed-upon price at any time up to an agreed-upon date.)

Toward the end of the Reporting Period, we sought to manage the Fund’s exposure to risk by selling S&P 500® Index put options and adopting a tactical short position in equity index options on the MSCI All Country World Index. Although we continued to believe the environment was broadly supportive of risk assets, we also saw a number of factors that could lead to choppy or range-bound markets in the near term.

We continued to express our macro views during the Reporting Period by tactically managing a basket of emerging markets currencies. Overall, we used the basket of currencies to express our views on the monetary and inflationary environment across developed and emerging markets countries and on slowing economic growth in China and in other emerging markets countries.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain long exposure to U.S. small-cap equities (positive impact on performance); long exposure to emerging markets stocks (positive impact); short exposure to regional equity markets in Europe (negative impact); long exposure to Japanese equities (positive impact); long exposure to regional equities in India and China (both of which had a positive impact) and in Malaysia (negative impact); and short exposure to regional equities in South Korea and South Africa (both of which had a negative impact).

In addition, the Fund used listed equity options to gain or reduce exposure to the equity markets of certain countries. During the Reporting Period, the Fund’s use of listed equity options to modulate the Fund’s participation in the performance of global large-cap equities detracted from performance. The Fund also employed listed equity options to gain select exposure to certain countries, such as Brazil (negative impact) and also Spain, Taiwan and Japan (all three of which had a positive impact). Furthermore, the Fund utilized equity index options on the S&P 500® Index for risk management purposes, which had a positive impact on performance. The use of options on fixed income assets to obtain exposure to government bonds broadly had a negative impact on performance, while the use of options to gain exposure to high yield corporate bonds and short-term U.S. interest rates had a positive impact on performance.

Interest rate futures, which were used to manage the Fund’s interest rate exposures and to facilitate the implementation of specific duration and yield curve views, had a neutral to slightly negative impact on performance. The Fund’s use of

4

PORTFOLIO RESULTS

U.S. Treasury futures, employed as part of a breakeven inflation position during the Reporting Period, added positively to results. The Fund’s use of German Bund futures to express a view on the direction of long-term German interest rates had a positive impact on performance. In addition, the Fund used options on Eurodollar futures to take tactical positions on the U.S. interest rate yield curve, which had a negative impact on performance during the Reporting Period. (Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.)

Options and futures on individual commodities and total return swaps on commodity indices were also used to implement directional views or to implement systematic curve and carry strategies, which overall had a modestly positive impact on performance.

In addition, the Fund used foreign exchange currency forward contracts to take long and short positions in select non-U.S. developed markets and in emerging markets as well as to take advantage of relative-value, momentum-based investment opportunities. These instruments detracted from the Fund’s performance during the Reporting Period overall. Lastly, the Fund obtained exposure to the underlying asset classes through the use of underlying funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 40% of its total net assets in long equity-related investments; approximately 64% of its total net assets in long fixed income-related investments; approximately 10% of its total net assets in long real assets investments; and approximately 31% of its total net assets in long currency-related investments. It had short positions of approximately -26% of its total net assets in equity-related investments; approximately -36% of its total net assets in fixed income-related assets; approximately -7% of its total net assets in real asset investments; and approximately -31% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we were focused on three macro themes. First, we expect a widening economic expansion in 2017, as growth in emerging markets countries improves from previous weakness and growth in the U.S. and Europe continues at a more moderate pace. Second, we believe improvements in economic growth, together with increasing U.S. inflationary pressures, may reduce investor conviction in the secular stagnation thesis, with higher bond yields a likely consequence. (Secular stagnation is a condition of negligible or no economic growth in a market-based economy.) Third, we think investor uncertainty remains elevated because of macro risks. These risks have the potential to cause temporary pullbacks, in our opinion, which could result in range-bound returns across all asset classes and therefore require a dynamic approach to asset allocation.

At the asset class level, we plan to maintain the Fund’s pro-risk and pro-growth stance, expressed through broad overweight positions in equities and broad underweight positions in fixed income. We believe the potential risk-reward of fixed income is asymmetrical compared to that of equities, as bond yields remain low and the possibility of increases in the near term is growing. Accordingly, we generally favored corporate credit over government bonds. We had a broadly positive view of emerging markets assets, particularly relative to developed markets assets, based on attractive valuations and improving fundamentals. In addition, we believe there is sufficient government policy support to limit potential downside risks from China.

5

FUND BASICS

Index Definitions

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for Three-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing Three-Month LIBOR rate) and is rolled into a new Three-Month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI All Country World Index (ACWI) captures large-cap and mid-cap representation across 23 developed markets and 23 emerging markets countries.

The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

6

FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	BofA ML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]
Class A	1.68%	0.45%
Class C	1.30	0.45
Institutional	1.85	0.45
Class IR	1.90	0.45
Class R	1.60	0.45
Class R6	1.87	0.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Class A	-4.33%	-4.06%	9/2/2015
Class C	-0.42	-1.29	9/2/2015
Institutional	1.64	-0.20	9/2/2015
Class IR	1.59	-0.33	9/2/2015
Class R	1.08	-0.81	9/2/2015
Class R6	1.66	-0.18	9/2/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	3.73%
Class C	2.24	4.48
Institutional	1.08	3.33
Class IR	1.23	3.47
Class R	1.74	3.98
Class R6	1.06	3.31

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
GS Financial Square Government Fund[6]	48.5%	Investment Companies
GS Emerging Markets Equity Fund[6]	6.9	Investment Companies
GS Fixed Income Macro Strategies Fund[6]	6.6	Investment Companies
GS Long Short Fund[6]	6.2	Investment Companies
GS Inflation Protected Securities Fund[6]	5.9	Investment Companies
United States Treasury Bill	4.6	U.S. Treasury Obligations
GS International Real Estate Securities Fund[6]	2.6	Investment Companies
GS Emerging Markets Debt Fund[6]	2.5	Investment Companies
GS Local Emerging Markets Debt Fund[6]	1.8	Investment Companies
Health Care Select Sector SPDR Fund	1.3	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	Institutional Shares

8

FUND BASICS

SECTOR ALLOCATION[7]
As of April 30, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value excluding purchased options. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(a)(b) – 4.6%
United States Treasury Bill
$1,175,000	0.000%	08/17/17	$1,172,191
(Cost1,172,726)

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 0.9%
Options on Equities – 0.1%
Morgan Stanley & Co. Call – iShares MSCI Brazil Capped ETF
9,864	$39.030	08/31/17	$15,300
Morgan Stanley & Co. Call – Stetson Oil Exchange, Inc.
101	3,386.47	05/31/17	16,344
Morgan Stanley & Co. Call – Tortoise Select Opportunity Fund
22,991	1,563.16	05/31/17	1,773

			33,417

Options on Futures – 0.8%
Credit Suisse International (London) Call – Eurodollar Futures
14	98.250	06/19/17	16,275
Credit Suisse International (London) Call – Eurodollar Futures
5	98.500	06/19/17	2,687
Credit Suisse International (London) Call – Eurodollar Futures
12	98.125	06/19/17	17,700
Credit Suisse International (London) Call – Eurodollar Futures
26	98.000	09/18/17	39,000
Credit Suisse International (London) Call – Eurodollar Futures
24	97.875	12/18/17	38,400
Credit Suisse International (London) Call – Eurodollar Futures
19	97.750	03/19/18	32,419
Credit Suisse International (London) Call – Eurodollar Futures
8	98.375	03/19/18	3,400
Credit Suisse International (London) Call – Eurodollar Futures
10	98.375	06/18/18	4,000
Credit Suisse International (London) Call – Eurodollar Futures
11	98.250	09/17/18	5,844
Credit Suisse International (London) Call – Eurodollar Futures
12	98.125	12/17/18	8,175
Credit Suisse International (London) Call – Eurodollar Futures
15	98.000	03/18/19	13,031
Credit Suisse International (London) Call – Eurodollar Futures
8	97.750	06/17/19	10,050

			190,981

TOTAL OPTION CONTRACTS PURCHASED (Cost $303,518)			$224,398

Shares	Distribution Rate	Value
Investment Companies(d) – 82.3%
United States – 82.3%
Goldman Sachs Emerging Markets Debt Fund – Institutional Shares(c)
49,857	4.390%	$642,658
Goldman Sachs Emerging Markets Equity Fund – Institutional Shares
94,456	0.000	1,771,994
Goldman Sachs Financial Square Government Fund – Institutional Shares(c)
12,387,485	0.660	12,387,485
Goldman Sachs Fixed Income Macro Strategies Fund – Institutional Shares
192,714	0.000	1,692,027
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares(c)
142,967	3.480	1,518,311
Goldman Sachs International Real Estate Securities Fund – Institutional Shares(c)
111,642	2.060	663,151
Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares(c)
72,040	5.230	460,333
Goldman Sachs Long Short Fund – Institutional Shares*
179,392	N/A	1,578,653
Goldman Sachs Real Estate Securities Fund – Institutional Shares(c)
16,683	1.860	308,797

TOTAL INVESTMENT COMPANIES (Cost $21,054,787)		$21,023,409

Shares	Description	Value
Exchange Traded Funds – 2.1%
United States – 2.1%
4,528	Health Care Select Sector SPDR Fund	$341,864
4,486	SPDR S&P Bank ETF	191,193

TOTAL EXCHANGE TRADED FUNDS (Cost $519,065)		$533,057

TOTAL INVESTMENTS – 89.9%
(Cost $23,050,096)		$22,953,055

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.1%		2,578,918

NET ASSETS – 100.0%		$25,531,973

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on forward foreign currency exchange contracts.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(d)	Represents Affiliated Funds.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNY	—	Chinese Yuan Renminbi
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SEK	—	Swedish Krona
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
USD	—	U.S. Dollar
ZAR	—	South African Rand

Investment Abbreviations:
ETF	—	Exchange Traded Fund
LLC	—	Limited Liability Company
PLC	—	Public Limited Company

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CZK	16,200,000	USD	635,807	$659,600	06/21/17	$23,792
	EUR	777,774	USD	824,974	849,487	06/21/17	24,512
	GBP	150,000	USD	192,717	194,573	06/21/17	1,856
	IDR	5,040,000,000	USD	373,167	376,180	06/21/17	3,012
	INR	25,000,000	USD	370,200	386,719	06/21/17	16,518
	KRW	420,000,000	USD	363,715	369,348	06/21/17	5,633
	NOK	50,000	USD	5,806	5,827	06/21/17	21
	RUB	11,000,000	USD	183,508	190,955	06/21/17	7,447
	SEK	4,125,000	USD	457,473	467,000	06/21/17	9,527
	TRY	1,640,000	USD	439,576	454,824	06/21/17	15,246
	TWD	10,500,000	USD	346,090	348,343	06/21/17	2,251
	USD	159,234	AUD	210,000	157,102	06/21/17	2,132
	USD	183,254	BRL	580,000	182,588	05/03/17	667
	USD	209,797	CAD	280,000	205,283	06/21/17	4,515
	USD	252,791	CLP	165,000,000	246,606	06/21/17	6,185
	USD	248,125	CNY	1,720,000	248,041	06/21/17	83
	USD	67,063	HKD	520,000	66,926	06/21/17	137
	USD	255,424	JPY	28,000,000	251,702	06/21/17	3,722
	USD	698,024	KRW	790,000,000	694,725	06/21/17	3,299
	USD	17,681	NOK	150,000	17,481	06/21/17	200
	USD	210,694	NZD	300,000	205,854	05/23/17	4,840
	USD	7,056	NZD	10,000	6,857	06/21/17	199
	USD	4,401	RUB	250,000	4,340	06/21/17	62
	USD	17,094	SEK	150,000	16,982	06/21/17	112
	USD	253,644	THB	8,700,000	251,429	06/21/17	2,215
	USD	10,690	ZAR	140,000	10,382	06/21/17	308
	ZAR	210,000	USD	15,058	15,573	06/21/17	515
UBS AG (London)	CHF	10,000	USD	10,064	10,066	05/23/17	2
	EUR	20,000	USD	21,751	21,812	05/23/17	61
	GBP	30,000	USD	38,577	38,883	05/23/17	306
	ILS	70,000	USD	19,302	19,342	05/23/17	41
	INR	17,440,000	USD	269,555	270,537	05/24/17	983
	PLN	530,000	USD	135,682	136,585	05/23/17	904
	SEK	90,000	USD	10,161	10,174	05/23/17	13
	TRY	1,580,000	USD	436,600	441,825	05/23/17	5,223
	TWD	550,000	USD	18,210	18,222	05/24/17	12
	USD	83,158	AUD	110,000	82,332	05/23/17	826
	USD	266,918	CAD	360,000	263,816	05/24/17	3,102
	USD	403,137	CHF	400,000	402,632	05/23/17	505
	USD	16,990	CLP	11,300,000	16,910	05/24/17	80
	USD	124,718	HUF	35,670,000	124,161	05/23/17	558
	USD	11,503	JPY	1,280,000	11,492	05/23/17	11
	USD	176,157	KRW	199,150,000	175,092	05/24/17	1,065
	USD	135,811	NOK	1,160,000	135,146	05/23/17	665
	USD	25,229	PHP	1,260,000	25,054	05/24/17	175
	USD	137,176	SEK	1,210,000	136,782	05/23/17	394
TOTAL							$153,932

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	BRL	580,000	USD	183,972	$182,588	05/03/17	$(1,385)
	BRL	600,000	USD	188,180	187,409	06/02/17	(772)
	CNY	1,740,000	USD	251,462	250,925	06/21/17	(537)
	HUF	76,000,000	USD	265,244	264,804	06/21/17	(441)
	JPY	2,000,000	USD	18,293	17,978	06/21/17	(314)
	KRW	10,000,000	USD	8,940	8,794	06/21/17	(146)
	NOK	1,650,000	USD	194,917	192,292	06/21/17	(2,624)
	PHP	12,500,000	USD	252,016	248,038	06/21/17	(3,978)
	USD	558,928	CHF	560,000	564,666	06/21/17	(5,736)
	USD	2,877	CNY	20,000	2,884	06/21/17	(7)
	USD	328,796	CZK	8,200,000	333,871	06/21/17	(5,077)
	USD	34,119	DKK	240,000	35,245	06/21/17	(1,125)
	USD	2,018,001	EUR	1,897,774	2,072,753	06/21/17	(54,753)
	USD	563,276	GBP	455,000	590,205	06/21/17	(26,929)
	USD	259,420	HUF	76,000,000	264,804	06/21/17	(5,384)
	USD	10,993	ILS	40,000	11,063	06/21/17	(69)
	USD	7,554	INR	500,000	7,734	06/21/17	(180)
	USD	1,203,184	JPY	137,000,000	1,231,541	06/21/17	(28,357)
	USD	20,552	NZD	30,000	20,586	05/23/17	(34)
	USD	4,237	RUB	250,000	4,340	06/21/17	(103)
	USD	58,243	SEK	525,000	59,436	06/21/17	(1,193)
	USD	28,416	SGD	40,000	28,645	06/21/17	(229)
	USD	254,177	TRY	950,000	263,465	06/21/17	(9,287)
	USD	903,201	TWD	27,600,000	915,644	06/21/17	(12,441)
	USD	186,649	ZAR	2,520,000	186,881	06/21/17	(233)
	ZAR	2,450,000	USD	189,940	181,690	06/21/17	(8,250)
UBS AG (London)	BRL	540,000	USD	171,320	169,015	05/24/17	(2,305)
	CHF	30,000	USD	30,250	30,198	05/23/17	(54)
	CLP	57,440,000	USD	87,819	85,955	05/24/17	(1,864)
	EUR	60,000	USD	65,552	65,436	05/23/17	(116)
	HUF	13,600,000	USD	47,525	47,340	05/23/17	(186)
	IDR	1,834,040,000	USD	137,676	137,266	05/24/17	(409)
	JPY	430,000	USD	3,914	3,861	05/23/17	(53)
	MXN	6,920,000	USD	370,990	366,029	05/23/17	(4,961)
	RUB	14,210,000	USD	252,069	248,203	05/24/17	(3,866)
	SEK	310,000	USD	35,293	35,043	05/23/17	(250)
	TWD	1,490,000	USD	49,444	49,366	05/24/17	(79)
	USD	7,441	AUD	10,000	7,485	05/23/17	(44)
	USD	14,611	CAD	20,000	14,656	05/24/17	(45)
	USD	195,926	EUR	180,000	196,310	05/23/17	(383)
	USD	38,406	GBP	30,000	38,882	05/23/17	(477)
	USD	13,694	ILS	50,000	13,816	05/23/17	(122)
	USD	16,427	JPY	1,830,000	16,430	05/23/17	(3)
	USD	6,808	MXN	130,000	6,876	05/23/17	(69)
	ZAR	3,020,000	USD	231,290	225,008	05/23/17	(6,283)
TOTAL							$(191,153)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year German Euro-Schatz	3	June 2017	$366,789	$257
5 Year German Euro-Bobl	3	June 2017	430,905	(789)
10 Year German Euro-Bund	3	June 2017	528,681	(2,009)
10 Year U.K. Long Gilt	1	June 2017	166,135	(261)
2 Year U.S. Treasury Notes	(19)	June 2017	(4,115,578)	(5,323)
5 Year U.S. Treasury Notes	(5)	June 2017	(592,031)	(103)
10 Year U.S. Treasury Notes	21	June 2017	2,640,094	25,570
3 Month Euroswiss	(1)	September 2017	(253,216)	(26)
3 Month Sterling Interest Rate	1	September 2018	161,074	47
3 Month Sterling Interest Rate	1	September 2017	161,301	177
3 Month Sterling Interest Rate	1	December 2017	161,252	144
3 Month Sterling Interest Rate	1	March 2018	161,204	128
3 Month Sterling Interest Rate	1	June 2018	161,139	31
3 Month Sterling Interest Rate	1	December 2018	161,009	15
3 Month Sterling Interest Rate	2	March 2019	321,889	(52)
3 Month Sterling Interest Rate	2	June 2019	321,727	(19)
Amsterdam Exchanges Index	1	May 2017	112,557	2,612
ASA 90 Day Bank	2	December 2017	1,491,202	189
ASA 90 Day Bank	2	March 2018	1,490,983	85
Australia 10 Year Treasury Bond	1	September 2017	745,656	16
Brent Crude	(1)	May 2017	(52,050)	(232)
CAC40 Index	1	May 2017	56,807	2,994
Cocoa	(2)	July 2017	(36,820)	3,314
Coffee	(2)	July 2017	(100,050)	3,369
Copper	1	July 2017	65,188	(1,378)
Corn	(8)	July 2017	(146,600)	601
Cotton No.2	4	July 2017	157,740	(1,057)
Crude Oil	(2)	May 2017	(98,660)	(136)
Dax Index	1	June 2017	339,521	66
Euro Buxl 30 Year Bond	(9)	June 2017	(1,658,393)	(33,433)
Euro Stoxx 50 Index	(7)	June 2017	(267,488)	(12,581)
Euro Stoxx 50 Index	6	June 2017	229,276	9,917
Euro Stoxx 50 Index	20	December 2019	257,075	4,680
Eurodollars	(3)	September 2017	(739,500)	(194)
Eurodollars	95	December 2017	23,397,313	23,210
Eurodollars	(3)	December 2017	(738,863)	(475)
Eurodollars	(1)	March 2018	(246,075)	(77)
Eurodollars	(1)	June 2018	(245,838)	23
Eurodollars	(1)	September 2018	(245,600)	(15)
Eurodollars	(1)	December 2018	(245,362)	(27)
Eurodollars	(95)	March 2020	(23,238,188)	(83,157)
FTSE 100 Index	4	June 2017	371,204	(6,327)
FTSE 250 Index	(5)	June 2017	(253,140)	(10,482)
FTSE China A50 Index	(30)	May 2017	(311,550)	(1,190)
FTSE/JSE Top 40 Index	(6)	June 2017	(213,457)	(10,984)
Gold 100 Oz	2	June 2017	253,660	465
H-Shares Index	3	May 2017	197,490	4,140
Hard Red Winter Wheat	(3)	July 2017	(65,587)	(460)
IBEX 35 Index	5	May 2017	584,300	20,912
Japan 10 Year Government Bonds	(1)	June 2017	(1,354,743)	(4)
Kospi 200 Index	2	June 2017	126,505	6,650
Lead	2	May 2017	112,525	(2,533)
Lead	(2)	May 2017	(112,525)	(192)
Lead	2	June 2017	112,500	10
Lead	(1)	June 2017	(56,250)	(3,027)
Lean Hogs	(2)	June 2017	(59,200)	674

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts: (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Live Cattle	1	June 2017	$49,610	$2,197
Low Sulphur Gas Oil	1	June 2017	45,550	(3,477)
Mini Msci EAFE Index	(18)	June 2017	(1,641,420)	(62,086)
Mini MSCI Emerging Market	35	June 2017	1,713,250	91,718
MSCI Singapore Index	13	May 2017	323,383	5,078
MSCI Taiwan Index	1	May 2017	36,700	556
Nasdaq 100 E-Mini Index	1	June 2017	111,610	3,615
Natural Gas	(1)	May 2017	(32,760)	547
Nickel	3	May 2017	169,308	(16,092)
Nickel	(3)	May 2017	(169,308)	11,765
Nickel	1	June 2017	56,565	(4,463)
Nickel	(1)	June 2017	(56,565)	1,837
OMXS 30 Index	4	May 2017	73,070	2,678
Primary Aluminum	5	May 2017	238,000	2,496
Primary Aluminum	(5)	May 2017	(238,000)	4,360
Primary Aluminum	3	June 2017	143,044	(4,035)
Russell 2000 Mini Index	13	June 2017	908,960	22,661
S&P 500 E-Mini Index	5	June 2017	595,125	1,541
S&P 500 E-Mini Index	(23)	June 2017	(2,737,575)	(22,932)
SET50 Index	10	June 2017	57,473	(24)
SGX Nifty 50 Index	20	May 2017	373,360	5,387
Silver	1	July 2017	86,310	(5,748)
Soybean	(3)	July 2017	(143,437)	(184)
Sugar No. 11	(1)	June 2017	(18,066)	680
Topix Index	1	June 2017	137,251	2,150
U.S. Long Bond	5	June 2017	764,844	4,522
Wheat	(4)	July 2017	(86,450)	788
Zinc	2	May 2017	130,725	(3,990)
Zinc	(2)	May 2017	(130,725)	7,522
Zinc	1	June 2017	65,506	(1,657)
TOTAL				$(18,837)

SWAP CONTRACTS — At April 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit(a) Spread at April 30, 2017	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index 28	$3,300	5.000%	06/20/22	3.289%	$219,641	$49,583
CDX North America Investment Grade Index 28	300	1.000	06/20/22	0.643	4,433	1,107
iTraxx Europe Series 27	250	1.000	06/20/22	0.665	3,504	1,437
iTraxx Europe Series 27	150	5.000	06/20/22	2.655	15,920	2,883
TOTAL					$243,498	$55,010

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Notional Amount (000s)	Reference Obligation#	Termination Date	Unrealized Gain*
Morgan Stanley & Co. International PLC
	$320	S&P GSCI 3 Month Forward Copper Index	08/31/17	$13,979
	161	S&P GSCI Gold Official Close Index	08/31/17	4,022
	190	S&P GSCI Silver Official Close Index	08/31/17	13,174
TOTAL				$31,175

#	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

WRITTEN OPTIONS CONTRACTS — At April 30, 2017 the Fund had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date		Strike Price	Value
Deutsche Bank AG	Call - SPX Flex Indices	13	05/09/17		$2,389.09	$(13,633)
	Put - SPX Flex Indices	13	05/09/17		2,306.07	(3,580)
Merrill Lynch & Co., Inc.	Call - S&P 500 Index	6	05/24/17		2,425	(350)
	Put - S&P 500 Index	1	05/24/17		2,350	(1,112)
	Call - S&P 500 Index	1	05/31/17		2,400	(1,300)
	Call - S&P 500 Index	1	05/31/17		2,425	(2,880)
	Put - S&P 500 Index	1	05/31/17		2,300	(749)
	Put - S&P 500 Index	6	05/31/17		2,350	(8,580)
	Call - S&P 500 Index	1	06/30/17		2,400	(2,700)
	Call - S&P 500 Index	1	06/30/17		2,425	(1,520)
	Put - S&P 500 Index	1	06/30/17		2,275	(1,370)
Morgan Stanley & Co. International PLC	Put - SPX Flex Indices	1	05/15/17		2,339.12	(508)
	Call - EQO.STOCK Index	101	05/31/17	EUR	3,585.68	(2,589)
	Call - EQO.TOPX Index	22,991	05/31/17	JPY	1,656.02	(85)
	Put - EQO.STOCK Index	72	05/31/17	EUR	3,082.69	(336)
	Put - EQO.TOPX Index	22,991	05/31/17	JPY	1,464.11	(1,083)
	Call - EQO.EWZ Index	9,864	08/31/17	$	45.07	(3,134)
	Put - EQO.XLE Index	9,005	02/16/18		62.17	(20,620)
	Put - EQO.EWZ Index	4,932	02/28/19		30.02	(16,682)
TOTAL (Premium Received $126,459)		70,002				$(82,811)

OPTIONS ON EQUITIES CONTRACTS — For the period ended April 30, 2017, the Fund had the following written equity options activities:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2016	34	$79,868
Contracts Written	3,035,697	455,864
Contracts Bought to Close	(2,958,720)	(235,146)
Contracts Expired	(7,009)	(174,127)
Contracts Outstanding October 31, 2016	70,002	$126,459

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2017 (Unaudited)

Assets:
Investments, at value (cost and $10,662,611)	$10,565,570
Foreign currencies, at value (cost $140,359)	146,174
Investments of affiliated issuers, at value (cost and $12,387,485)	12,387,485
Cash	603,765
Unrealized gain on forward foreign currency exchange contracts	153,932
Variation margin on certain derivative contracts	110,232
Unrealized gain on swap contracts	31,175
Receivables:
Collateral on certain derivative contracts(b)	1,883,799
Due from broker — upfront payment	144,575
Reimbursement from investment adviser	40,947
Investments sold	20,506
Dividends and interest	11,167
Foreign tax reclaims	1,690
Other assets	50,197
Total assets	26,151,214

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	191,153
Written option contracts, at value (premium received $126,459)	82,811
Payables:
Due to broker — upfront payment	140,599
Due to broker — variation margin, at value	17,540
Investments purchased	11,107
Management fees	11,104
Distribution and service fees and transfer agency fees	898
Fund shares redeemed	820
Accrued expenses and other liabilities	163,209
Total liabilities	619,241

Net Assets:
Paid-in capital	25,850,684
Undistributed net investment income	53,268
Accumulated net realized loss	(354,499)
Net unrealized loss	(17,480)
NET ASSETS	$25,531,973
Net Assets:
Class A	$78,814
Class C	24,582
Institutional	25,353,738
Class IR	24,989
Class R	24,784
Class R6	25,066
Total Net Assets	$25,531,973
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,027
Class C	2,509
Institutional	2,578,681
Class IR	2,543
Class R	2,526
Class R6	2,549
Net asset value, offering and redemption price per share:(c)
Class A	$9.82
Class C	9.80
Institutional	9.83
Class IR	9.83
Class R	9.81
Class R6	9.83

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions, options and swaps transactions of $548,449, $1,154,800 and $180,550, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Fund is $10.39. At redemption, Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $824)	$16,204
Dividends — affiliated issuers	147,150
Interest	3,778
Total investment income	167,132

Expenses:
Management fees	105,166
Professional fees	86,721
Custody, accounting and administrative services	79,680
Registration fees	39,284
Printing and mailing costs	17,237
Trustee fees	8,252
Transfer Agency fees(b)	5,060
Distribution and Service fees(b)	281
Other	6,105
Total expenses	347,786
Less — expense reductions	(268,169)
Net expenses	79,617
NET INVESTMENT INCOME	87,515

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	102,754
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,877)
Investments — affiliated issuers	(50,147)
Futures contracts	(23,227)
Written options	131,777
Swap contracts	76,153
Forward foreign currency exchange contracts	127,432
Foreign currency transactions	(10,031)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	153,777
Investments — affiliated issuers	21,404
Futures contracts	(154,067)
Written options	35,927
Swap contracts	70,833
Forward foreign currency exchange contracts	(96,814)
Foreign currency translation	3,619
Net realized and unrealized gain	386,513
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$474,028

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class R6	Class IR	Class R
$100	$120	$61	$76	$23	$4,912	$2	$24	$24

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$87,515	$276,967
Net realized gain (loss)	351,834	(501,766)
Net change in unrealized gain (loss)	34,679	(30,984)
Net increase (decrease) in net assets resulting from operations	474,028	(255,783)

Distributions to shareholders:
From net investment income
Class A Shares	(761)	(112)
Class C Shares	(40)	(50)
Institutional Shares	(322,090)	(143,777)
Class IR Shares	(283)	(133)
Class R Shares	(161)	(92)
Class R6	(327)	(146)
Total distributions to shareholders	(323,662)	(144,310)

From share transactions:
Proceeds from sales of shares	341,529	162,380
Reinvestment of distributions	322,744	144,310
Cost of shares redeemed	(5,173)	(27,291)
Net increase in net assets resulting from share transactions	659,100	279,399
TOTAL INCREASE (DECREASE)	809,466	(120,694)

Net assets:
Beginning of period	24,722,507	24,843,201
End of period	$25,531,973	$24,722,507
Undistributed net investment income	$53,866	$289,415

(a)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.75	$0.02		$0.14	$0.16	$(0.09)
2017 - C	9.68	(0.02)		0.16	0.14	(0.02)
2017 - Institutional	9.78	0.03		0.15	0.18	(0.13)
2017 - IR	9.76	0.03		0.15	0.18	(0.11)
2017 - R	9.72	—	(f)	0.15	0.15	(0.06)
2017 - R6	9.78	0.04		0.14	0.18	(0.13)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - A	9.93	0.05		(0.19)	(0.14)	(0.04)
2016 - C	9.92	—	(e)	(0.22)	(0.22)	(0.02)
2016 - Institutional	9.94	0.11		(0.21)	(0.10)	(0.06)
2016 - IR	9.93	0.10		(0.22)	(0.12)	(0.05)
2016 - R	9.93	0.05		(0.22)	(0.17)	(0.04)
2016 - R6	9.94	0.11		(0.21)	(0.10)	(0.06)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - A (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - C (Commenced September 2, 2015)	10.00	(0.02)		(0.06)	(0.08)	—
2015 - Institutional (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)	—
2015 - IR (Commenced September 2, 2015)	10.00	—	(e)	(0.07)	(0.07)	—
2015 - R (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - R6 (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	Amount is less than ($0.005) per share.
(f)	Amount is less than $0.005 per share.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(g)

$9.82	1.68%	$79	1.04	%(d)	3.21	%(d)	0.32	%(d)	42%
9.80	1.30	25	1.79	(d)	3.96	(d)	(0.44	)(d)	42
9.83	1.85	25,354	0.64	(d)	2.81	(d)	0.71	(d)	42
9.83	1.90	25	0.79	(d)	2.96	(d)	0.56	(d)	42
9.81	1.60	25	1.29	(d)	3.46	(d)	0.06	(d)	42
9.83	1.87	25	0.62	(d)	2.80	(d)	0.73	(d)	42

9.75	(1.36)	83	0.79		4.01		0.53		38
9.68	(2.01)	24	1.65		4.46		(0.02)		38
9.78	(0.93)	24,542	0.49		3.31		1.13		38
9.76	(1.18)	25	0.65		3.47		0.98		38
9.72	(1.64)	24	1.15		3.97		0.48		38
9.78	(0.92)	25	0.47		3.28		1.16		38

9.93	(0.70)	25	1.23	(d)	3.81	(d)	(0.36	)(d)	1
9.92	(0.90)	26	1.98	(d)	4.55	(d)	(1.10	)(d)	1
9.94	(0.70)	24,718	0.82	(d)	3.40	(d)	0.04	(d)	1
9.93	(0.70)	25	0.98	(d)	3.57	(d)	(0.11	)(d)	1
9.93	(0.80)	25	1.48	(d)	4.07	(d)	(0.62	)(d)	1
9.94	(0.70)	25	0.77	(d)	3.35	(d)	0.10	(d)	1

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is a diversified fund and currently offers six classes of shares — Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Multi-Asset Fund — Cayman Commodity — ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 14, 2015 and is currently a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2017, the Fund’s net assets were $25,531,973, of which, $5,041,707, or 19.7%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

22

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Option Contracts — When the Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash

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GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$1,172,191	$—	$—
Investment Companies	21,023,409	—	—
Exchange Traded Funds	533,057	—	—
Total	$22,728,657	$—	$—

Derivative Type
Assets
Options Purchased	$190,981	$33,417	$—
Forward Foreign Currency Exchange Contracts(a)	—	153,932	—
Futures Contracts(a)	282,394	—	—
Credit Default Swap Contracts(a)	—	55,010	—
Total Return Swap Contracts(a)	—	31,175	—
Total	$473,375	$273,534	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(191,153)	$—
Futures Contracts	(301,231)	—	—
Wtritten Option Contracts	—	(82,811)	—
Total	$(301,231)	$(273,964)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$248,007	(a)	Variation margin on certain derivative contracts	$(125,964)	(a)
Commodity	Variation margin on certain derivative contracts	42,310	(a)	Variation margin on certain derivative Contracts; Payable for unrealized loss on swap contracts	(48,661)	(a)
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	55,010		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	153,932		Payable for unrealized loss on forward foreign currency exchange contracts	(191,153)
Equity	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	247,650	(a)	Variation margin on certain derivative Contracts; Investments, at value	(209,417)	(a)
Total		$746,909			$(575,195)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, swap contracts and futures contracts/Net change in unrealized gain (loss) on investments, swap contracts, written options and futures contracts	$(5,907)	$(144,427)	270
Commodity	Net realized gain (loss) from future contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(81,537)	30,799	102
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	72,880	51,512	5
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	117,630	(96,814)	147
Equity	Net realized gain (loss) from investments, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on, futures contracts and written options contracts	70,638	26,436	269
Total		173,704	(132,494)	793

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2016.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2017:

	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Deutsche Bank AG	$—	$—	$—	$—	$—	$—	$(17,213)	$(17,213)	$(17,213)	$—	$(17,213)
Merrill Lynch & Co., Inc.	—	—	—	—	—	—	(20,561)	(20,561)	(20,561)	—	(20,561)
Morgan Stanley & Co. International PLC	33,417	31,175	139,006	203,598	—	(169,584)	(45,037)	(214,621)	(11,023)	11,023	—
UBS AG (London)	—	—	14,926	14,926	—	(21,569)	—	(21,569)	(6,643)	—	(6,643)
Total	$33,417	$31,175	$153,932	$218,524	$—	$(191,153)	$(82,811)	$(273,964)	$(55,440)	$11,023	$(44,417)
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate	Effective Net Management Fee Rate*^(a)
0.85%	0.77%	0.73%	0.71%	0.85%	0.39%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least February 28, 2018. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Fund invests in the Institutional Shares of the Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Fund and the Goldman Sachs Real Estate Securities Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended April 30, 2017, GSAM waived $45,971 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended April 30, 2017, GSAM waived $10,395 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended April 30, 2017, Goldman Sachs did not retain any portion of the sales charges nor CDSC for this fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.104%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management fees	Other Expense Reimbursements	Total Expense Reimbursements
$45,971	$222,198	$268,169

33

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of April 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Fund did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

H.  Other Transactions with Affiliates — As of April 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 30%, 100%, 100%, 100%, 100% and 100% of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares, respectively of the Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2017:

Underlying Funds	Market Value 10/31/16	Purchase at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 04/30/17	Dividend Income
Goldman Sachs Emerging Markets Debt Fund – Institutional Shares	$—	$631,258	$—	$—	$11,400	$642,658	$6,258
Goldman Sachs Emerging Markets Equity Fund – Institutional Shares	—	1,700,000	(65,000)	2,867	134,127	1,771,994	—
Goldman Sachs Financial Square Government Fund – Institutional Shares	9,105,585	16,722,562	(13,440,662)	—	—	12,387,485	24,250
Goldman Sachs Fixed Income Macro Strategies Fund – Institutional Shares	2,437,511	36,108	(765,000)	(42,548)	25,956	1,692,027	36,108
Goldman Sachs High Yield Fund – Institutional Shares	1,153,166	16,009	(1,192,613)	22,488	950	—	17,745
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares	1,475,133	52,452	—	—	(9,274)	1,518,311	7,452
Goldman Sachs International Real Estate Securities Fund – Institutional Shares	840,840	111,832	(290,000)	(9,110)	9,589	663,151	31,832
Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares	—	446,069	—	—	14,264	460,333	6,069
Goldman Sachs Long Short Credit Strategies Fund – Institutional Shares	491,222	9,299	(493,437)	(6,076)	(1,008)	—	9,655
Goldman Sachs Long Short Fund – Institutional Shares	1,252,270	300,000	—	—	26,383	1,578,653	—
Goldman Sachs Real Estate Securities Fund – Institutional Shares	1,122,376	110,535	(847,736)	(17,768)	(58,610)	308,797	7,781
	$17,878,103	$20,136,124	$(17,094,448)	$(50,147)	$153,777	$21,023,409	147,150

34

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were: $4,501,169 and $7,726,385 respectivly.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2016, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(550,205)
Perpetual Long-term	(94,651)
Total capital loss carryforwards	$(644,856)
Timing differences (Straddle Loss Deferral)	$(10,369)

As of April 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$23,047,643
Gross unrealized gain	287,672
Gross unrealized loss	(382,261)
Net unrealizd security loss	$(94,589)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments, partnership investments and swap transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

35

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

36

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

37

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

38

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	—	$—	6,643	$64,764
Reinvestment of distributions	79	761	11	112
Shares redeemed	(531)	(5,153)	(675)	(6,560)
	(452)	(4,392)	5,979	58,316
Class C Shares
Shares sold	—	—	(107)	(1,066)
Reinvestment of distributions	4	40	5	50
	4	40	(102)	(1,016)
Institutional Shares
Shares sold	35,113	341,242	10,076	98,682
Reinvestment of distributions	33,421	321,175	14,716	143,777
Shares redeemed	(1)	(10)	(2,144)	(20,731)
	68,533	662,407	22,648	221,728
Class IR Shares
Reinvestment of distributions	29	283	14	133
	29	283	14	133
Class R Shares
Reinvestment of distributions	17	161	9	92
	17	161	9	92
Class R6
Shares sold	1	10	—	—
Reinvestment of distributions	34	327	15	146
Shares redeemed	(1)	(10)	—	—
	34	327	15	146
NET INCREASE	68,165	$658,826	28,563	$279,399

39

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Fund Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,016.80		$5.20
Hypothetical 5% return	1,000.00	1,019.64	+	5.21
Class C
Actual	1,000.00	1,013.00		8.93
Hypothetical 5% return	1,000.00	1,015.92	+	8.95
Institutional
Actual	1,000.00	1,018.50		3.20
Hypothetical 5% return	1,000.00	1,021.62	+	3.21
Class IR
Actual	1,000.00	1,016.00		3.95
Hypothetical 5% return	1,000.00	1,020.88	+	3.96
Class R
Actual	1,000.00	1,019.00		6.46
Hypothetical 5% return	1,000.00	1,018.40	+	6.46
Class R6
Actual	1,000.00	1,018.70		3.10
Hypothethical 5% return	1,000.00	1,021.72	+	3.11

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	R6
Absolute Return Multi-Asset Fund	1.04%	1.79%	0.64%	0.79%	1.29%	0.62%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solution. Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http:// www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94644-TMPL-06/2017-551195 MACSAR-17/119

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Tactical Tilt Overlay Fund

Goldman Sachs Tactical Tilt Overlay Fund

Portfolio Management Discussion and Performance Summary	1

Consolidated Schedule of Investments	8

Financial Statements	15

Consolidated Financial Highlights	18

Notes to the Financial Statements	20

Other Information	36

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective and Principal Strategy

The Goldman Sachs Tactical Tilt Overlay Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Portfolio”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated a cumulative total return, without sales charges, of 2.68%. This return compares to the 0.45% cumulative total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Portfolio’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	Investor sentiment was dominated during the Reporting Period by global central bank monetary policy, geopolitical events and uncertainty about the ability of the new U.S. Administration to enact policy.

During the first part of the Reporting Period, investors were focused largely on the November 2016 U.S. presidential election and its unexpected outcome. Markets reacted positively following the results, as the potential of significant infrastructure spending, lower taxes and lighter regulation increased expectations for economic growth and inflation. Reflecting market optimism about a continued upward trend in U.S. economic growth, the CBOE Volatility Index® (“VIX®”) approached its post 2008-2009 financial crisis low after the election. U.S. stocks hit record highs, while the yield on the 10-year U.S. Treasury note reached a high for the Reporting Period overall. U.S. banks and small-cap equities were among the chief beneficiaries of the “risk-on” sentiment that emerged following the election. In contrast, emerging markets assets (specifically, equities and currencies) struggled due to concerns about new U.S. policies that could have protectionist implications. With regards to commodities, oil-producing nations agreed to the most comprehensive supply cut in a decade during the Reporting Period. During the Reporting Period, crude oil prices rose from mid-$40 per barrel to intra-period highs of mid-$50 per barrel. The currencies of oil-exporting countries, as well as energy-related high yield corporate bonds, responded positively to the recovery in crude oil prices, recording significant gains near the end of 2016.

The “risk-on” rally, which continued into the second part of the Reporting Period, was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — all of which reinforced opinions about a more positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (“Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another rate hike in March 2017. As a result, the March rate increase caused minimal market disruption. Fed officials also said that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data. Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concern about its ability to enact legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally

1

PORTFOLIO RESULTS

underperforming defensive stocks. Yields fell, driving a rally in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe, optimism about the European Central Bank’s (“ECB”) tapering of its asset purchases, as well as positive purchasing managers’ data, was well received by investors, who nevertheless remained cautious given political uncertainties surrounding the presidential election in France.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

Within equities during the Reporting Period, the Portfolio’s exposure to European equities contributed positively, highlighted by long positions in Spanish equities and EURO STOXX 50® 2018 dividend futures. Spain’s equity market advanced on the strong performance of bank stocks as well as on positive sentiment about the country’s economic recovery. In addition, the Portfolio benefited from its exposure to U.S. equities, broadly led by long positions in large-cap banks and master limited partnerships (“MLPs”). We believe that U.S. bank stocks performed well due, in part, to the new U.S. Administration’s push for less banking regulation in the future. Conversely, the Portfolio was hurt by its holdings of U.S. equity index options, which were used to hedge U.S. stock market exposure.

Within fixed income, the Portfolio was helped by its long position in energy-related high yield corporate bonds. Energy companies’ fundamentals had improved dramatically since the steep drop in crude oil prices during 2014. As a result, energy-related high yield corporate bonds were less sensitive to the decline in oil prices at the end of the Reporting Period. However, a short position in five-year German government bonds detracted from performance. German yields, which had risen early in the Reporting Period, fell in the final weeks amid a broad-based flight to what investors perceived as quality investments and due to concerns about the upcoming presidential election in France.

Regarding its currency exposures, the Portfolio benefited from a long position in the British pound versus a short position in the U.S. dollar. The British pound appreciated toward the end of the Reporting Period after the U.K. prime minister called for early elections as she sought more parliamentary support for Brexit. (Brexit refers to the U.K.’s decision to exit the European Union.) On the other hand, a long position in the U.S. dollar versus a short position in the Japanese yen detracted from Portfolio returns, as the U.S. President struggled to unite the Republican Party behind his agenda. The Japanese yen strengthened amid a flight to safety after the U.S. military launched a missile strike on a Syrian government airbase.

Within commodities, the Portfolio saw positive performance from its position in natural gas futures, as U.S. natural gas exports to Mexico increased, and natural gas inventories fell as a result.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its allocations at the beginning of the Reporting Period, the Portfolio had 12.36% of its total net assets invested in equity-related investments; 12.70% of its total net assets invested in fixed income-related investments; and 12.23% of its total net assets invested in currency-related investments. The Portfolio did not have any of its total net assets invested in commodity-related investments at the start of the Reporting Period. The fixed income-related investments include 18.94% in long exposure and 6.25% in short exposure. The Portfolio’s allocation to cash and cash equivalents was 62.71% of its total net assets at the beginning of the Reporting Period. In addition, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This represented 11.26% of the Portfolio’s accounting balance of cash, which totaled 73.98% at the beginning of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes. Although the above sector breakout is inclusive of derivative exposure across all asset classes, it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the beginning of the Reporting Period was high.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s exposures. Broadly speaking, we

2

PORTFOLIO RESULTS

increased the Portfolio’s exposure to risk by expanding its allocation to currencies, reintroducing an allocation to commodities and adding interest-rate sensitive positions.

In terms of equity-related exposures, we modulated and subsequently eliminated the Portfolio’s hedging positions on U.S. equities, which had been implemented using put options on the S&P 500® Index. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) We added a short position in S&P 500® Energy Index put options, which could provide the Portfolio with premium income or allow it gain exposure to the U.S. energy sector at what we considered attractive valuations. In addition, we decreased the Portfolio’s long position in large-cap U.S. banking stocks early in the Reporting Period to capture some profits. We also reduced the Portfolio’s long position in Spanish equities during the Reporting Period. Furthermore, we initiated a long position in EURO STOXX 50® 2018 dividend futures to take advantage of what we expected to be accelerating European economic growth as well as increased corporate earnings, which could help push dividends higher in 2018.

In fixed income, we increased the Portfolio’s short position in five-year German government bonds during the Reporting Period, as the ECB’s expected monetary policy stance had been turning more neutral with the potential for modest hawkishness in the future. (Hawkish implies higher interest rates.) We reduced the Portfolio’s long position in energy-related high yield corporate bonds to capture profits. Toward the end of the Reporting Period, we eliminated the Portfolio’s allocation to U.S. high yield corporate bonds to increase its allocation to U.S. high yield loans. Additionally, during the Reporting Period, we sought to generate additional yield for the Portfolio by increasing its interest-rate sensitivity through long positions in New Zealand interest rate swaps.

Regarding the Portfolio’s currency-related exposures, we initiated a short position in the Japanese yen and established a long position in the British pound. We increased these positions as well as the Portfolio’s short position in the Chinese renminbi over the course of the Reporting Period. In addition, we eliminated the Portfolio’s short position in the euro versus its long position in the U.S. dollar during the Reporting Period, as the currency markets provided us with attractive risk/reward opportunities to scale back the position.

Separately, we increased the Portfolio’s allocation to MLPs during the Reporting Period. We also initiated a position in natural gas futures to take advantage of potential price increases following a mild winter and a rebound a natural gas production.

In addition, as part of our ongoing efforts to manage free cash with the Portfolio, we moved some cash holdings from the Goldman Sachs Financial Square Government Fund to a separate account composed of highly rated short duration fixed income securities.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were supported predominantly by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Portfolio employed equity and commodity futures, currency forwards and options to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. The Portfolio’s use of equity futures, especially those used to gain exposure to select European equity markets, such as Spain, had a positive impact on performance. Commodities futures, employed to express our views on natural gas prices, added to results. The use of currency forwards contributed positively to performance, driven primarily by the Portfolio’s long position in the British pound versus its short position in the U.S. dollar. To afford greater risk management precision, options on equity indices were also utilized to tactically adjust the amount of equity risk and downside risk in the Portfolio. The Portfolio’s use of equity options, driven by put options on the S&P 500® Index, had a negative impact on performance. In addition, interest rate swaps and German Bund futures were employed to express our views on the direction of interest rates. The use of German Bund futures detracted from the Portfolio’s performance, while the use of interest rate swaps to gain exposure to New Zealand interest rates did not have a material impact on performance during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A

In terms of its allocations at the end of the Reporting Period, the Portfolio had 13.16% of its total net assets invested in equity-related investments; 12.85% of its total net assets invested in fixed income-related investments; 36.92% of its

3

PORTFOLIO RESULTS

total net assets invested in currency-related investments; and 3.31% of its total net assets invested in commodity-related investments. The fixed income-related investments included 25.40% in long exposure and 12.55% in short exposure. The Portfolio’s allocation to cash and cash equivalents was 33.75% of its total net assets at the end of the Reporting Period. In addition, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This represented 5.39% of the Portfolio’s accounting balance of cash, which totaled 39.14% at the end of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes. Although the above sector breakout is inclusive of derivative exposure across all asset classes, it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was lower than at the beginning of the Reporting Period but still high.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, the Portfolio remained positioned for potential improvement in global economic growth, with modest improvement in GDP growth rates possible in the U.S., Europe and many emerging markets economies, in our view. We expect the Fed to maintain its accommodative monetary policy, as evidenced by the slow and steady pace at which Fed policymakers are raising the federal funds target rate. In general, we believe the “longer-than-normal” U.S. economic recovery is likely to support equity returns, which could exceed those of bonds and cash equivalents in the months ahead. That said, we see a number of potential risks, including growing geopolitical concerns, the spread of terrorism and the increase in cyberattacks. We will continue to be vigilant about these risks as we seek to take advantage of tactical opportunities going forward. At the end of the Reporting Period, we favored U.S. and European equities and were monitoring the Portfolio’s allocations to high yield loans.

4

PORTFOLIO RESULTS

Index Definitions

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

The EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

5

PORTFOLIO BASICS

Tactical Tilt Overlay Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional Shares	2.68%	0.45%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Institutional Shares	8.34%	2.36%	7/31/14

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6

PORTFOLIO BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.84%	1.02%

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Consolidated Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]

[5]	Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 1.6% and 0% of the Portfolio’s net assets as of April 30, 2017 and October 31, 2016, respectively. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

7

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 6.0%
Distributor(a) – 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
$5,850,000	5.875%		08/20/26	$5,952,375

Energy – Exploration & Production – 3.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.(a)(b)
1,550,000	7.875		12/15/24	1,627,500
Antero Resources Corp.(a)
4,700,000	5.375		11/01/21	4,852,750
3,800,000	5.125		12/01/22	3,857,000
Berry Petroleum Co. LLC(a)(c)
1,200,000	6.750		11/01/20	—
18,124,000	6.375		09/15/22	—
California Resources Corp.(a)
11,579,000	8.000	(b)	12/15/22	8,857,935
413,000	6.000		11/15/24	272,580
Carrizo Oil & Gas, Inc.(a)
7,150,000	7.500		09/15/20	7,364,500
Chesapeake Energy Corp.
1,950,000	5.375	(a)	06/15/21	1,837,875
3,800,000	8.000	(a)(b)	12/15/22	4,004,250
6,700,000	5.750		03/15/23	6,231,000
1,475,000	8.000	(a)(b)	01/15/25	1,456,563
Concho Resources, Inc.(a)
6,650,000	4.375		01/15/25	6,733,125
Continental Resources, Inc.(a)
10,450,000	3.800		06/01/24	9,823,000
CrownRock LP/CrownRock Finance, Inc.(a)(b)
4,850,000	7.750		02/15/23	5,165,250
Denbury Resources, Inc.(a)
3,252,000	9.000	(b)	05/15/21	3,438,990
4,750,000	5.500		05/01/22	3,538,750
2,900,000	4.625		07/15/23	2,001,000
Gulfport Energy Corp.(a)(b)
7,900,000	6.000		10/15/24	7,781,500
Halcon Resources Corp.(a)(b)
2,099,000	12.000		02/15/22	2,445,335
9,150,000	6.750		02/15/25	8,784,000
Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)
10,900,000	6.750		04/01/22	9,156,000
Laredo Petroleum, Inc.(a)
4,700,000	7.375		05/01/22	4,882,125
1,750,000	6.250		03/15/23	1,771,875
Matador Resources Co.(a)
3,150,000	6.875		04/15/23	3,315,375
MEG Energy Corp.(a)(b)
12,250,000	7.000		03/31/24	10,933,125
Memorial Production Partners LP/Memorial Production Finance Corp.(a)(c)
10,500,000	7.625		05/01/21	3,780,000
Nabors Industries, Inc.(b)
4,350,000	0.750		01/15/24	3,743,719
Newfield Exploration Co.(a)
4,350,000	5.375		01/01/26	4,567,500
Oasis Petroleum, Inc.(a)
10,700,000	6.875		03/15/22	10,833,750

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Range Resources Corp.(a)
3,050,000	5.000	(b)	08/15/22	3,015,687
2,500,000	4.875		05/15/25	2,406,250
Rice Energy, Inc.(a)
5,200,000	6.250		05/01/22	5,434,000
Sanchez Energy Corp.(a)
7,550,000	6.125		01/15/23	6,946,000
Seven Generations Energy Ltd.(a)(b)
4,850,000	6.875		06/30/23	5,128,875
SM Energy Co.(a)
1,700,000	6.500		11/15/21	1,738,250
2,400,000	6.125		11/15/22	2,442,000
2,950,000	6.750		09/15/26	2,972,125
Whiting Petroleum Corp.
2,100,000	1.250		04/01/20	1,855,875
5,400,000	5.750	(a)	03/15/21	5,359,500
WPX Energy, Inc.(a)
6,950,000	6.000		01/15/22	7,036,875

				187,391,809

Energy – Services – 1.4%
CVR Refining LLC/Coffeyville Finance, Inc.(a)
4,286,000	6.500		11/01/22	4,361,005
Ensco PLC(a)
3,800,000	4.500		10/01/24	3,135,000
2,150,000	5.200		03/15/25	1,822,125
FTS International, Inc.(a)(b)(d)
2,100,000	8.631		06/15/20	2,121,000
Noble Holding International Ltd.
3,629,000	4.625		03/01/21	3,370,434
6,400,000	7.750	(a)	01/15/24	5,840,000
1,400,000	5.250		03/15/42	910,000
Pride International LLC
1,900,000	6.875		08/15/20	2,014,000
Pride International, Inc.
3,550,000	8.500		06/15/19	3,878,375
Rowan Cos., Inc.(a)
3,900,000	7.375		06/15/25	3,851,250
9,650,000	5.400		12/01/42	7,285,750
Sunoco LP/Sunoco Finance Corp.(a)
1,800,000	5.500		08/01/20	1,860,750
6,750,000	6.375		04/01/23	7,188,750
Transocean, Inc.
2,400,000	4.500		10/15/17	2,409,000
6,100,000	7.500		04/15/31	5,429,000
5,900,000	6.800		03/15/38	4,720,000
Trinidad Drilling Ltd.(a)(b)
5,250,000	6.625		02/15/25	5,289,375
Weatherford International Ltd.
4,700,000	4.500	(a)	04/15/22	4,441,500
3,000,000	8.250	(a)	06/15/23	3,247,500
6,150,000	6.500		08/01/36	5,781,000

				78,955,814

Pipelines – 1.1%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
7,650,000	6.125		11/15/22	7,841,250

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
DCP Midstream LLC(b)
$4,510,000	5.350%		03/15/20	$4,701,675
DCP Midstream Operating LP(b)
1,700,000	9.750		03/15/19	1,923,125
250,000	6.750		09/15/37	273,750
Energy Transfer Equity LP(a)
3,050,000	5.875		01/15/24	3,294,000
400,000	5.500		06/01/27	429,000
Genesis Energy LP/Genesis Energy Finance Corp.(a)
9,350,000	6.000		05/15/23	9,350,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)
8,750,000	5.750		04/15/25	8,837,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
9,350,000	5.250		05/01/23	9,607,125
3,900,000	6.750		03/15/24	4,236,375
The Williams Cos., Inc.
3,393,000	3.700	(a)	01/15/23	3,354,052
2,700,000	7.500		01/15/31	3,193,881
2,500,000	5.750	(a)	06/24/44	2,587,500

				59,629,233

TOTAL CORPORATE OBLIGATIONS
(Cost $304,685,146)				$331,929,231

Bank Loans(e) – 0.0%
Energy – 0.0%
American Energy – Marcellus LLC
$1,723,828	5.284%		08/04/20	$1,199,491
7,775,000	8.534		08/04/21	824,150
Blue Ridge Mountain Resources, Inc.(f)
306,341	8.000		05/06/19	306,341

TOTAL BANK LOANS
(Cost $4,271,905)				$2,329,982

Shares			Description	Value

Common Stocks – 0.5%
	Oil, Gas & Consumable Fuels – 0.5%
	758,151		Berry Petroleum Corp.(c)	$8,718,737
	441,945		Chaparral Energy, Inc.	11,667,347
	200,259		Blue Ridge Mountain Resources, Inc.(c)(f)	1,852,396
	239,200		Denbury Resources, Inc.(c)	531,024
	691,419		Whiting Petroleum Corp.(c)	5,738,778

	TOTAL COMMON STOCKS
	(Cost $14,316,479)			$28,508,282

Preferred Stocks – 0.2%(c)
Energy – Exploration & Production – 0.2%
Berry Petroleum Corp.
$ 14,849		0.000%		$200,462
718,233		0.000		9,696,145

TOTAL PREFERRED STOCKS – 0.2%
(Cost $7,330,820)				$9,896,607

Exchange Traded Funds(g) – 6.3%

18,910,893	Alerian MLP ETF	$238,277,252
2,575,670	SPDR S&P Bank ETF	109,775,055

TOTAL EXCHANGE TRADED FUNDS
(Cost $303,237,904)		$348,052,307

Shares	Distribution Rate	Value
Investment Companies(d)(f) – 42.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,985,369,405	0.656%	$1,985,369,405
Goldman Sachs High Yield Floating Rate Fund
40,842,755	0.000	398,216,865

TOTAL INVESTMENT COMPANIES
(Cost $2,384,848,455)		$2,383,586,270

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 40.6%
Certificates of Deposit – 15.4%
Abbey National Treasury Services PLC
$10,000,000	1.224%	09/19/17	$10,002,748
Banco Del Estado De Chile
22,000,000	1.234	09/18/17	22,006,955
20,000,000	1.380	09/26/17	20,007,198
Bank of Montreal
25,700,000	1.160	09/13/17	25,701,219
Bank of Nova Scotia
22,000,000	1.269	03/09/18	22,009,685
Bank of Tokyo-Mitsubishi UFJ Ltd.
24,000,000	1.520	10/31/17	24,017,088
Barclays Bank PLC
22,000,000	1.910	03/09/18	22,028,521
Bayerische Landesbank(d)
21,125,000	1.627	03/23/18	21,133,978
BNP Paribas New York
26,500,000	1.246	09/22/17	26,510,562
26,500,000	1.490	10/06/17	26,522,046

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Credit Suisse New York
$ 15,000,000	1.364%		05/02/18	$14,946,993
21,000,000	1.329		11/20/17	21,010,679
Dexia Credit Local SA
22,000,000	1.343		12/20/17	22,017,626
DnB NOR Bank ASA
30,800,000	1.303		03/20/18	30,806,604
20,000,000	1.100		06/26/17	20,005,234
KBC Bank N.V.
26,400,000	1.170		06/23/17	26,406,840
Landesbank Baden-Wuerttemberg
22,000,000	0.010		04/24/18	22,001,246
28,000,000	0.010		03/23/18	28,015,122
Landesbank Hessen-Thuringen
6,400,000	1.330		09/11/17	6,402,923
Mizuho Bank Ltd.
21,925,000	2.006		10/12/17	22,002,312
25,000,000	1.808		10/16/17	25,066,397
National Bank of Kuwait SAKP
21,250,000	1.450		07/19/17	21,261,002
Natixis NY
26,500,000	1.356		12/21/17	26,508,216
Norinchukin Bank NY
21,950,000	1.370		09/11/17	21,961,114
11,000,000	1.110		06/08/17	11,001,647
3,600,000	1.871		10/10/17	3,610,670
25,000,000	1.720		03/22/18	25,039,178
Royal Bank of Canada
22,000,000	1.253		12/20/17	22,007,289
Skandinaviska Enskilda Banken AB
11,000,000	1.000		06/22/17	11,001,512
30,800,000	1.293		03/20/18	30,808,545
Standard Chartered Bank
12,000,000	1.603		06/01/17	12,007,253
25,000,000	1.434		12/19/17	25,006,634
Sumitomo Mitsui Banking Corp.
22,000,000	1.831		09/15/17	22,053,491
Sumitomo Trust & Banking Corp.
30,000,000	1.319		09/11/17	30,011,126
6,000,000	1.853		09/27/17	6,015,661
7,000,000	1.291		09/25/17	7,001,475
The Bank of Tokyo-Mitsubishi UFJ Ltd.
21,950,000	1.720		03/07/18	21,976,009
Toronto-Dominion Bank
26,400,000	1.330		03/13/18	26,418,540
17,600,000	1.222		10/27/17	17,606,344
UBS AG Stamford
6,000,000	1.486		11/06/17	6,009,296
21,950,000	1.386		03/07/18	21,956,011
Wells Fargo Bank NA
29,500,000	1.302		04/03/18	29,519,125

				857,402,114

Commercial Paper – 25.2%
ABN Amro Funding USA LLC(h)
12,200,000	0.000		01/05/18	12,067,118

Short-term Investments – (continued)
Commercial Paper – (continued)
ABN AMRO Funding USA LLC(h)
$ 8,000,000	0.000		12/15/17	7,922,795
Albion Capital Corp.(h)
22,000,000	0.000		05/22/17	21,987,357
Alpine Securitization Ltd.
9,600,000	1.000		06/14/17	9,585,920
25,000,000	0.000	(h)	09/22/17	24,865,352
Atlantic Asset Securitization Corp.
11,400,000	0.000	(h)	10/17/17	11,322,058
24,000,000	1.000		12/15/17	23,996,928
14,000,000	0.000	(h)	09/20/17	13,923,198
Australia & New Zealand Banking Group Ltd.
14,400,000	1.130		09/12/17	14,399,086
10,800,000	0.000	(h)	08/21/17	10,763,672
Autozone, Inc.(h)
10,000,000	0.000		05/31/17	9,990,000
Barton Capital Corp.(h)
11,000,000	0.000		07/12/17	10,973,417
22,000,000	0.000		06/20/17	21,963,951
Bedford Row Funding Corp.
8,750,000	1.230		03/05/18	8,754,712
24,000,000	1.342		03/16/18	24,012,153
Canadian Imperial Bank of Commerce
22,000,000	1.308		03/16/18	22,009,173
21,950,000	1.194		03/07/18	21,950,941
CBS Corp.
12,000,000	0.010		05/16/17	11,993,046
Collateralized Commercial Paper Co. Ltd.
35,200,000	1.124		09/08/17	35,212,780
5,000,000	1.352		12/12/17	5,002,584
Commonwealth Bank of Australia
25,500,000	1.320		03/16/18	25,522,654
Corpoerative Centrale(h)
33,310,000	0.000		11/01/17	33,102,541
Danske Corp.(h)
20,000,000	0.000		02/20/18	19,720,542
Dominion Resources, Inc.
11,000,000	0.010		10/12/17	10,920,824
6,000,000	0.000	(h)	06/26/17	5,987,960
11,000,000	0.010		05/22/17	10,991,310
Duke Energy Corp.(h)
5,000,000	0.000		05/09/17	4,998,266
DZ Bank AG
21,950,000	1.034		09/08/17	21,952,066
E. I. DuPont
9,670,000	1.238		05/09/17	9,666,617
3,425,000	0.010		05/09/17	3,423,802
Eastman Chemical Co.(h)
7,000,000	0.000		05/09/17	6,997,572
Eaton Corp.(h)
3,100,000	0.000		05/09/17	3,098,925
Ecolab, Inc.(h)
5,300,000	0.000		05/10/17	5,297,988
Electricite De France SA(h)
22,750,000	0.000		05/30/17	22,726,664

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
Erste Abwicklungsanstalt(h)
$ 8,000,000	0.000%		08/22/17	$7,973,913
Erste Bank der oesterreichischen Sparkassen AG
45,000,000	1.212		10/27/17	45,005,337
Ford Motor Credit Co. LLC(h)
8,500,000	0.000		08/14/17	8,463,229
Gotham Funding Corp.(h)
27,338,000	0.000		06/21/17	27,295,107
HSBC Bank PLC
23,900,000	1.274		04/18/18	23,896,235
ING Funding LLC
10,865,000	1.423		05/30/17	10,869,576
J.P. Morgan Securities, Inc.(h)
8,900,000	0.000		08/28/17	8,868,210
Kaiser Foundation(h)
28,000,000	0.000		05/02/17	27,996,932
Kells Funding LLC(h)
21,200,000	0.000		06/08/17	21,176,194
Landesbank Hessen-Thueringen Girozentrale(h)
18,400,000	0.000		05/22/17	18,388,494
Liberty Funding LLC(h)
22,200,000	0.000		07/05/17	22,154,544
LMA SA LMA Americas(h)
17,725,000	0.000		09/08/17	17,641,966
22,000,000	0.000		09/05/17	21,900,138
Macquarie Bank Ltd.
10,000,000	1.379		12/15/17	10,008,037
26,400,000	1.340		12/11/17	26,421,162
18,200,000	0.000	(h)	05/23/17	18,188,777
Marriott International, Inc.(h)
10,000,000	0.000		06/02/17	9,988,061
Matchpoint Finance PLC(h)
22,000,000	0.000		07/24/17	21,935,083
Metlife Short Term Funding(h)
11,000,000	0.000		07/24/17	10,970,466
20,950,000	0.000		05/18/17	20,939,350
National Australia Bank Ltd.
21,250,000	1.187		03/08/18	21,263,227
National Bank of Canada
22,000,000	1.296		03/20/18	22,003,331
Nederlandse Wtrschbnk(h)
23,000,000	0.000		05/11/17	22,993,214
Nieuw Amsterdam Receivables Corp.(h)
18,200,000	0.000		05/09/17	18,194,828
Nordea Bank AB(h)
10,000,000	0.000		10/24/17	9,941,578
Northwestern Memorial Health(h)
18,163,000	0.000		06/15/17	18,135,150
NRW Bank
36,000,000	1.000		05/09/17	35,992,000
Old Line Funding LLC
11,000,000	1.135		11/08/17	11,000,000
21,950,000	0.000	(h)	06/05/17	21,927,237
20,000,000	0.000	(h)	07/24/17	19,944,852
Omnicom Cap, Inc.(h)
5,850,000	0.000		05/16/17	5,846,610
14,000,000	0.000		05/08/17	13,995,602

Short-term Investments – (continued)
Commercial Paper – (continued)
Oversea-Chinese Banking Corp. Ltd.
$ 21,125,000	1.194		09/25/17	21,128,877
22,000,000	1.190		09/11/17	22,003,606
Private Export Funding Corp.
43,700,000	1.352		03/28/18	43,650,780
2,000,000	1.335		02/01/18	2,003,404
Schlumberger Holdings
21,350,000	0.010		06/21/17	21,310,680
Societe Generale SA
22,375,000	1.482		03/19/18	22,397,207
Southern Co.(h)
8,000,000	0.000		05/26/17	7,992,484
Southern Power Co.(h)
11,000,000	0.000		05/15/17	10,993,995
Svenska Handelsbanken AB(h)
22,000,000	0.000		10/25/17	21,864,700
Versailles Commercial Paper LLC(h)
10,000,000	0.000		07/10/17	9,977,715
22,000,000	0.000		07/25/17	21,938,478
Victory Receivables
11,000,000	0.000	(h)	07/14/17	10,969,155
11,000,000	1.000		07/07/17	10,972,408
Westpac Banking Corp.
32,500,000	1.167		03/02/18	32,524,833
20,000,000	1.310		03/12/18	20,015,047
Whirlpool Corp.(h)
11,900,000	0.000		05/22/17	11,890,599

				1,400,056,380

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,256,953,153)				$2,257,458,494

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $5,275,643,862)				$5,361,761,173

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d) – 1.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
89,406,069	0.644%	$89,406,069
(Cost $89,406,069)

TOTAL INVESTMENTS – 98.0%
(Cost $5,365,049,931)		$5,451,167,242

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		113,017,705

NET ASSETS – 100.0%		$5,564,184,947

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $88,532,904, which represents approximately 1.6% of net assets as of April 30, 2017.
(c)	Security is currently in default and/or non-income producing.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(e)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(f)	Represents Affiliated Funds.
(g)	All or a portion of security is on loan.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
LP	—Limited Partnership
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	GBP	411,265,000	USD	510,739,611	$533,474,040	06/21/17	$22,734,429
	USD	133,326,635	CNH	935,052,881	132,755,918	02/14/18	570,718
	USD	181,145,866	JPY	20,097,000,000	180,658,924	06/21/17	486,943
TOTAL							$23,792,090

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	JPY	2,268,000,000	USD	20,962,830	$20,387,841	06/21/17	$(574,989)
	USD	335,570,584	CNH	2,361,748,000	337,404,407	11/14/17	(1,833,824)
	USD	188,374,078	CNH	1,330,237,119	188,862,954	02/14/18	(488,876)
	USD	162,573,436	CNH	1,156,710,000	163,117,263	05/16/18	(543,826)
	USD	512,737,496	JPY	58,401,000,000	524,986,904	06/21/17	(12,249,408)
TOTAL							$(15,690,923)

FUTURES CONTRACTS — At April 30, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro Stoxx 50 Index	13,665	December 2018	$178,623,365	$2,813,689
IBEX 35 Index	1,567	May 2017	183,119,732	7,937,407
Natural Gas	5,460	September 2017	184,493,400	13,631,595
5 Year German Euro-Bobl	(4,864)	June 2017	(698,640,924)	648,574
2 Year U.S. Treasury Notes	827	June 2017	179,135,954	233,402
5 Year U.S. Treasury Notes	487	June 2017	57,663,844	398,323
10 Year U.S. Treasury Notes	946	June 2017	118,929,937	1,458,275
TOTAL				$27,121,265

SWAP CONTRACTS — At April 30, 2017, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD 244,056	03/15/20	2.785%	3 month NZDOR	$1,235	$203,819

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at April 30, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index 28	$123,930	5.000%	06/20/22	3.289%	$8,742,893	$1,357,061

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a portfolio or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the period ended April 30, 2017 the Portfolio had following written options:

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
JPMorgan Securities, Inc.	Put - EQO XLE Index	4,761,293	02/23/18	$64.507	$(15,648,737)
Morgan Stanley & Co. International PLC	Put - EQQ XLE Index	2,479,555	03/16/18	62.939	(7,526,327)
TOTAL (Premiums Received $25,087,869)		7,240,848			$(23,175,064)

For the period ended April 30, 2017, the Portfolio had the following written equity options activities:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2016	447,700	$22,091,116
Contracts Written	7,384,049	28,365,453
Contracts Bought to Close	(151,009)	(11,410,240)
Contracts Expired	(439,892)	(13,958,460)
Contracts Outstanding April 30, 2017	7,240,848	$25,087,869

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2017 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $2,888,490,816)(b)	$2,976,016,166
Investments of affiliated issuers, at value (cost $2,387,153,046)	2,385,745,007
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	89,406,069
Cash	86,261,245
Foreign currencies, at value (cost $2,457,649)	2,310,954
Unrealized gain on forward foreign currency exchange contracts	23,792,090
Variation margin on certain derivative contracts	2,798,086
Receivables:
Collateral on certain derivative contracts(c)	153,396,776
Dividends and interest	9,530,708
Fund shares sold	6,838,926
Foreign tax reclaims	89,589
Securities lending income	30,481
Reimbursement from investment adviser	22,149
Other assets	2,880,056
Total assets	5,739,118,302

Liabilities:
Written option contracts, at value (premiums received $25,087,869)	23,175,064
Unrealized loss on forward foreign currency exchange contracts	15,690,923
Payables:
Payable upon return of securities loaned	89,406,069
Investments purchased	29,262,701
Fund shares redeemed	12,053,177
Management fees	2,746,708
Collateral on certain derivative contracts(d)	2,120,000
Transfer Agency fees	181,954
Accrued expenses	296,759
Total liabilities	174,933,355

Net Assets:
Paid-in capital	5,666,568,395
Undistributed net investment income	11,849,727
Accumulated net realized loss	(238,906,281)
Net unrealized gain	124,673,106
NET ASSETS	$5,564,184,947
Shares Outstanding $0.001 par value (unlimited number of shares authorized)	561,635,284
Net asset value, offering and redemption price per share	$9.91

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $86,662,102.
(c)	Includes amounts segregated for initial margin requirements and/or collateral on futures, forward foreign currency exchange contracts and swap transactions of $45,850,800, $40,510,000 and $67,035,976, respectively.
(d)	Includes amounts segregated for initial margin and/or collateral for swap transactions.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2017 (Unaudited)

Investment income:
Interest	$19,171,905
Dividends — affiliated issuers	18,278,347
Dividends — unaffiliated issuers	9,637,616
Securities lending income	379,639
Total investment income	47,467,507

Expenses:
Management fees	18,673,823
Transfer Agency fees	1,061,737
Custody, accounting and administrative services	171,334
Professional fees	101,007
Trustees fees	13,710
Registration fees	41,705
Printing and mailing costs	33,026
Other	56,094
Total expenses	20,152,436
Less — expense reductions	(4,152,240)
Net expenses	16,000,196
NET INVESTMENT INCOME	31,467,311

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	11,656,661
Investments — affiliated issuers	(2,097,573)
Futures contracts	53,651,698
Written options	12,719,805
Swap contracts	(379,922)
Forward foreign currency exchange contracts	11,303,593
Foreign currency transactions	503,999
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	13,179,164
Investments — affiliated issuers	5,385,709
Futures contracts	7,891,732
Written options	(2,864,721)
Swap contracts	1,560,880
Forward foreign currency exchange contracts	(2,319,576)
Foreign currency translation	(142,313)
Net realized and unrealized gain	110,049,136
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,516,447

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity – TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$31,467,311	$57,341,246
Net realized gain (loss)	87,358,261	(283,400,665)
Net change in unrealized gain	22,690,875	206,720,215
Net increase (decrease) in net assets resulting from operations	141,516,447	(19,339,204)

Distributions to shareholders:
From net investment income	(94,407,307)	(216,014,287)

From share transactions:
Proceeds from sales of shares	754,041,942	1,527,879,564
Reinvestment of distributions	94,407,307	216,014,287
Cost of shares redeemed	(546,218,985)	(958,354,546)
Net increase in net assets resulting from share transactions	302,230,264	785,539,305
TOTAL INCREASE	349,339,404	550,185,814

Net assets:
Beginning of period	5,214,845,543	4,664,659,729
End of period	$5,564,184,947	$5,214,845,543
Undistributed net investment income	$11,849,727	$74,789,723

(a)	Statement of Changes in Net Assets for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity – TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operation
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional Shares	$9.83	$0.06	$0.20	$0.26	$(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - Institutional Shares	10.40	0.11	(0.22)	(0.11)	(0.46)
2015 - Institutional Shares	9.87	0.18	0.46	0.64	(0.11)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - Institutional Shares (Commenced operations July 31, 2014)	10.00	0.04	(0.17)	(0.13)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Annualized.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.91	2.68%	$5,564,185	0.60	%(e)	0.76	%(e)	1.18	%(e)	22%

9.83	(0.96)	5,214,846	0.59		0.77		1.15		48
10.40	6.57	4,664,660	0.52		0.79		1.77		81

9.87	(1.30)	1,522,551	0.63	(e)	0.86	(e)	1.63	(e)	45

The accompanying notes are an integral part of these financial statements.	19

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Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is a non-diversified fund and currently offers one class of shares — Institutional Shares. The Portfolio commenced operations on July 31, 2014. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of April 30, 2017, the Portfolio’s net assets were $5,739,118,302, of which, $373,500,248 or 6.5%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The Investment Manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

ii.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

iii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iv.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

v.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Portfolio sells protection through a credit default swap, the Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Portfolio bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$331,929,231	$—
Bank Loans	—	—	2,329,982
Common Stock and/or Other Equity Investments(a)
North America	6,269,802	32,135,087	—
Exchange Traded Funds	348,052,307	—	—
Investment Companies	2,383,586,270	—	—
Short-term Investments	—	2,257,458,494	—
Securities Lending Reinvestment Vehicle	89,406,069	—	—
Total	$2,827,314,448	$2,621,522,812	$2,329,982

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$23,792,090	$—
Futures Contracts	27,121,265	—	—
Interest Rate Swap Contracts	—	203,819	—
Credit Default Swap Contracts	—	1,357,061	—
Total	$27,121,265	$25,352,970	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(15,690,923)	$—
Written Options Contracts	$—	$(23,175,064)	$—
Total	$—	$(38,865,987)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$2,942,393	(a)	—	$—
Credit	Variation margin on certain derivative contracts	1,357,061	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	23,792,090		Payable for unrealized loss on forward foreign currency exchange contracts	(15,690,923)
Commodity	Variation margin on certain derivative contracts	13,631,595	(a)	—	—
Equity	Variation margin on certain derivative contracts	10,751,096	(a)	Written options, at value	(23,175,064)
Total		$52,474,235			$(38,865,987)

(a)	Includes unrealized gain (loss) on futures contracts and/or centrally cleared swaps described in the Additional Investment Information section of the Consolidated Schedule of Investments. Only the variation margin as of April 30, 2017 is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(5,200,385)	$1,545,205	6,249
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(379,922)	1,357,061	1
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	—	13,631,595	1,820
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	11,303,593	(2,319,576)	15
Equity	Net realized gain (loss) from investments, futures contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and written options	40,223,234	(11,300,922)	8,201
Total		$45,946,520	$2,913,363	16,286

(a)	Average number of contracts is based on the average of month end balances for the period April 30, 2017.

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4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2017:

	Derivative Assets(a)		Derivative Liabilities(a)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(a)	Net Amount(b)
Counterparty	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
JPMorgan Securities, Inc.	$—	$—	$—	$(15,648,737)	$(15,648,737)	$(15,648,737)	$13,200,000	$(2,448,737)
Morgan Stanley & Co. International PLC	23,792,090	23,792,090	(15,690,923)	(7,526,327)	(23,217,250)	574,840	—	574,840
Total	$23,792,090	$23,792,090	$(15,690,923)	$(23,175,064)	$(38,865,987)	$(15,073,897)	$13,200,000	$(1,873,897)

(a)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(b)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate	Effective Net Management Rate*^(a)
0.75%	0.68%	0.64%	0.62%	0.70%	0.54%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least February 28, 2018. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of the Subsidiary and affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund and the Goldman Sachs High Yield Floating Rate Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests. For the six months ended April 30, 2017, GSAM waived $4,099,221 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended April 30, 2017, GSAM waived $755,190 of the Portfolio’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.04% of the average daily net assets of Institutional Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolio are 0.164%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$4,099,221	$53,019	$4,152,240

D.  Line of Credit Facility — As of April 30, 2017, the Portfolio participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Portfolio did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

E.  Other Transactions with Affiliates — For the six months ended April 30, 2017 , Goldman Sachs earned $98,127 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2017, the purchases at cost with an affiliated fund in compliance with Rule 17a-7 for the Portfolio were $1,075,875.

The table below shows the transactions in and earnings from investments in the Underlying Funds For the six months ended April 30, 2017:

Underlying Funds	Market Value 10/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 4/30/17	Dividend Income
Goldman Sachs Financial Square Government Fund	$3,756,204,294	$1,117,700,852	$(2,888,535,741)	$—	$—	$1,985,369,405	$7,580,936
Goldman Sachs High Yield Floating Rate Fund	329,739,084	67,664,938	—	—	812,843	398,216,865	6,664,938
Goldman Sachs High Yield Fund	171,842,238	3,896,854	(178,812,843)	(2,097,573)	5,171,324	—	4,032,473
Total	$4,257,785,616	$1,189,262,644	$(3,067,348,584)	$(2,097,573)	$5,984,167	$2,383,586,270	$18,278,347

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by the Portfolio representing greater than 5% of the voting securities of an issuer makes that issuer an “affiliated person” (as defined in the Act) of such issuer.

The following table provides information about the investment in shares of the issuer of which the Portfolio is an affiliate as of and for the six months ended April 30, 2017:

Name of Affiliated Issuer	Market Value 10/31/16	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (Loss)	Market Value 4/30/17
Blue Ridge Mountain Resources, Inc. – Bank Loans	$285,364	$12,152	$—	$8,825	$306,341
Blue Ridge Mountain Resources, Inc. – Common Stock	2,453,108	6,571	—	(607,283)	1,852,396
Total	$2,738,472	$18,723	$—	$(598,458)	$2,158,737

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were $278,544,550 and $512,353,243, respectively.

7. SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash

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7. SECURITIES LENDING (continued)

received. The amounts of the Portfolio’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statement of Assets and Liabilities.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the six months ended April 30, 2017, are reported under Investment Income on the Consolidated Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the six months ended April 30, 2017:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
—	534,344,130	(444,938,061)	89,406,069	$89,406,069

8. TAX INFORMATION

As of the Portfolio’s most recent fiscal year end, October 31, 2016, the Portfolio’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(244,433,493)
Perpetual Long-term	(55,933,051)
Total capital loss carryforwards	$(300,366,544)

As of April 30, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$5,374,028,393
Gross unrealized gain	101,922,891
Gross unrealized loss	(24,784,042)
Net unrealized security gain	$77,138,849

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and swap contracts, and differences in the tax treatment of swap transactions and underlying portfolio investments.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. These open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

9. OTHER RISKS (continued)

less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Portfolio, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more

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9. OTHER RISKS (continued)

susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The Portfolio

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

9. OTHER RISKS (continued)

has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio’s shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold	76,655,640	$754,041,942	159,963,476	$1,527,879,564
Reinvestment of distributions	9,613,779	94,407,307	22,361,727	216,014,287
Shares redeemed	(55,277,581)	(546,218,985)	(100,184,535)	(958,354,546)
NET INCREASE	30,991,838	$302,230,264	82,140,668	$785,539,305

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Portfolio Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs

Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Institutional Shares
Actual	$1,000.00	$1,026.80		$3.02
Hypothetical 5% return	1,000.00	1,021.82	+	3.01

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.60%.
+	Hypothetical expenses are based on actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

36

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solution. Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 95256-TMPL-06/2017-557230 TACTSAR-17/K/1542

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 30, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 30, 2017